                     SMITH BARNEY
                      MUNI FUNDS
                   FLORIDA PORTFOLIO

    CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2002

                        [LOGO]:
               SMITH BARNEY MUTUAL FUNDS
     Your Serious Money. Professionally Managed.SM

NOT FDIC INSURED 0 NOT BANK GUARANTEED 0 MAY LOSE VALUE photo of
HEATH B. MCLENDON
Chairman

photo of
PETER M. COFFEY
Vice President and
Investment Officer

DEAR SHAREHOLDER,

We are pleased to provide the annual report for Smith Barney Muni Funds - Florida Portfolio ("Portfolio") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

PERFORMANCE UPDATE

For the year ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 3.15%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")1 returned 3.81%.

INVESTMENT STRATEGY

The Portfolio seeks as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and preservation of principal.2 The Portfolio generally favors municipal securities that enable its shares to be exempt from Florida intangibles tax.

One of the ways that the Portfolio's manager and his team run the Portfolio is to seek to create a built-in income stream for the long term. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

1 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

2 Certain investors may be subject to the FEDERAL ALTERNATIVE MINIMUM TAX
  ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

      1 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

MARKET REVIEW

The Federal Open Market Committee ("FOMC") 3 left the federal funds rate ("fed funds rate")4 unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance from a negative one. In addition, after September llth, the U.S. Federal Reserve Board injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could possibly be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations - which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness. With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing.

 FLORIDA ECONOMIC HIGHLIGHTS5

 Florida can be characterized by rapid growth, economic broadening and increasing diversification. The economy continues its transformation from a narrow base of agriculture and seasonal tourism into a service and trade economy with substantia1 insurance, banking and export participation, as well as greater year-round

 3 FOMC is a policy making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

  4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

  5 Source: Fitch IBCA, Duff & Phelps (April 18, 2002).

            2 Smith Barney Muni Funds | 2002 Annual Report to Shareholders attraction. This has brought pressures for more infrastructure, educational facilities and other needs in a state that is now the fourth largest. The events of September 11th negatively impacted the large tourism and service sector, contributing to a projected revenue shortfall of $1.3 billion, or 6.6% below original estimates, for the current fiscal year. It was addressed through a combination of spending cuts, use of available balances and deferral of a planned intangibles tax cut. With tax collections through seven months $289 million ahead of revised estimates, the March 2002 revenue estimating conference increased this year's estimates by $429 million or 2.2% (virtually all to fund balance), and by $215 million for fiscal 2003. As a result, the projected general and working capital fund balance at June 30, 2002 increases to $765 million and, together with the budget stabilization fund represents 8.9% of the current $19.2 billion general revenue forecast. Debt has remained moderate although increasing, and a debt affordability study established reasonable guideline targets for debt service, capping at 7% of revenues.

MARKET OUTLOOK

One of the reasons municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 - the second-highest level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancing, not from newly issued products. In 2002, we believe refinancing will subside and that roughly $200 billion of new issuance will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand remains the same or stronger) and possibly help municipal bonds outperform most other fixed-income products during the next 12 to 18 months. Furthermore, we believe that new issuance supply may continue to fall over the next year or two.

           3  Smith Barney Muni Funds |  2002 Annual Report to Shareholders

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Heath B. McLendon                                      /s/ Peter M. Coffey
Heath B. McLendon                                          Peter M. Coffey
Chairman                                                   Vice President and
                                                           Investment Officer

 April 23, 2002

 The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 9 through 17 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.

           4 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

   HISTORICAL PERFORMANCE  -- CLASS A SHARES



                          NET ASSET VALUE
                        -------------------
                        BEGINNING    END     INCOME    CAPITAL GAIN  TOTAL
YEAR ENDED               OF YEAR   OF YEAR  DIVIDENDS DISTRIBUTIONS RETURNS (l)+
================================================================================
3/31/02                   $13.34    $13.06    $0.70       $0.00      3.15%
-------------------------------------------------------------------------------
3/31/01                    12.70     13.34     0.70        0.00     10.83
-------------------------------------------------------------------------------
3/31/00                    13.70     12.70     0.68        0.00     (2.25)
-------------------------------------------------------------------------------
3/31/99                    13.74     13.70     0.70        0.09      5.56
-------------------------------------------------------------------------------
3/31/98                    13.16     13.74     0.73        0.13     11.15
-------------------------------------------------------------------------------
3/31/97                    13.24     13.16     0.73        0.05      5.44
-------------------------------------------------------------------------------
3/31/96                    12.89     13.24     0.74        0.00      8.65
-------------------------------------------------------------------------------
3/31/95                    12.82     12.89     0.76        0.00      6.77
-------------------------------------------------------------------------------
3/31/94                    13.21     12.82     0.77        0.00      2.75
-------------------------------------------------------------------------------
3/31/93                    12.32     13.21     0.80        0.01     14.21
===============================================================================
Total                                         $7.31       $0.28
===============================================================================

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                          NET ASSET VALUE
                        -------------------
                        BEGINNING     END     INCOME   CAPITAL GAIN   TOTAL
YEAR ENDED              OF YEAR     OF YEAR DIVIDENDS DISTRIBUTIONS RETURNS (l)+
================================================================================
3/31/02                  $13.32     $13.04    $0.63       $0.00       2.67%
--------------------------------------------------------------------------------
3/31/01                   12.70      13.32     0.63        0.00      10.14
--------------------------------------------------------------------------------
3/31/00                   13.69      12.70     0.61        0.00      (2.70)
--------------------------------------------------------------------------------
3/31/99                   13.73      13.69     0.63        0.09       5.01
--------------------------------------------------------------------------------
3/31/98                   13.14      13.73     0.65        0.13      10.59
--------------------------------------------------------------------------------
3/31/97                   13.23      13.14     0.68        0.05       4.91
--------------------------------------------------------------------------------
3/31/96                   12.89      13.23     0.69        0.00       8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95      11.91      12.89     0.29        0.00      10.77++
================================================================================
Total                                         $4.81       $0.27
================================================================================


          5 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

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HISTORICAL PERFORMANCE CLASS L SHARES

                       NET  ASSET VALUE
                     --------------------
                     BEGINNING    END      INCOME    CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR   OF YEAR   DIVIDENDS  DISTRIBUTIONS  RETURNS(l)+
===============================================================================
3/31/02               $13.33    $13.04     $0.63        $0.00         2.55%
-------------------------------------------------------------------------------
3/31/01                12.70     13.33      0.63         0.00        10.16
-------------------------------------------------------------------------------
3/31/00                13.69     12.70      0.60         0.00        (2.78)
-------------------------------------------------------------------------------
3/31/99                13.74     13.69      0.62         0.09         4.87
-------------------------------------------------------------------------------
3/31/98                13.14     13.74      0.63         0.13        10.51
-------------------------------------------------------------------------------
3/31/97                13.22     13.14      0.67         0.05         4.94
-------------------------------------------------------------------------------
3/31/96                12.89     13.22      0.68         0.00         7.96
-------------------------------------------------------------------------------
3/31/95                12.81     12.89      0.67         0.00         6.12
-------------------------------------------------------------------------------
3/31/94                13.20     12.81      0.68         0.00         2.05
===============================================================================
Inception* -  3/31/93  12.86     13.20      0.18         0.00         4.05++
===============================================================================
Total                                      $5.99        $0.27
===============================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS+

                                                WITHOUT SALES CHARGES(l)
                                           ------------------------------------
                                           CLASS A      CLASS B      CLASS L
===============================================================================
Year Ended 3/31/O2                           3.15%         2.67%        2.55%
-------------------------------------------------------------------------------
Five Years Ended 3/31/02                     5.57          5.02         4.94
-------------------------------------------------------------------------------
Ten Years Ended 3/31/02                      6.53            NA           NA
-------------------------------------------------------------------------------
Inception* through 3/31/02                   6.72          6.63         5.40
===============================================================================

                                                 WITH SALES CHARGES(2)
                                           ---------------------------------
                                           CLASS A      CLASS B      CLASS L
===============================================================================
Year Ended 3/31/O2                           (1.00)%      (1.73)%      (0.59%)
-------------------------------------------------------------------------------
Five Years Ended 3/31/02                      4.71         4.86         4.74
-------------------------------------------------------------------------------
Ten Years Ended 3/31/02                       6.10           NA           NA
-------------------------------------------------------------------------------
Inception* through 3/31/02                    6.33         6.63         5.29
===============================================================================

          6 Smith Barney Muni Funds 2002 Annual Report to Shareholders

CUMULATIVE TOTAL RETURNS+

                                                       WITHOUT SALES CHARGES (1)
================================================================================
Class A (3/31/92 through 3/31/02)                             88.21%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/02)                          60.50
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/02)                          62.51
================================================================================


(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(i) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and l.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

  + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

         7 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

                 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                            THE FLORIDA PORTFOLIO VS.
                    LEHMAN BROTHERS MUNICIPAL BOND INDEX AND
                  LIPPER FLORIDA MUNICIPAL DEBT FUNDS AVERAGE+
--------------------------------------------------------------------------------
                         March 1992 -- March 2002

                                         Lehman              Lipper
                                         Brothers            Florida
                                         Municipal           Municipal
                      Florida            Bond                Debt Funds
                      Portfolio          Index               Average

3/92                  9602               10000               10000
3/93                  10967              11252               11343
3/94                  11269              11513               11504
3/95                  12032              12369               12303
3/96                  13072              13406               13217
3/97                  13784              14135               13848
3/98                  15322              15650               15263
3/99                  16174              16620               16015
3/00                  15809              16606               15650
3/01                  17521              18420               17176
3/02                  18073              19124               17715

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1992, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Florida Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (60 funds as of March 31, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other Classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         8 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                         MARCH 31, 2002

  FACE
 AMOUNT   RATING(a)                SECURITY                             VALUE
================================================================================
EDUCATION--   7.8%
$1,000,000    AA      Broward County Educational Facilities
                       Authority Revenue,
                       5.250% due 4/l/27                            $    955,800
                      Capital Projects Finance Authority,
                       Student Housing Revenue,
                       Cafra Capital Corp., Capital Projects
                       Loan Program:
 3,000,000    NR       Series A, 7.850% due 8/15/31                    3,001,800
 3,500,000    AAA      Series F-l, MBIA-Insured, 5.000% due 10/l/31    3,241,245
 2,725,000    AAA     Florida State Board of Education Capital
                       Outlay Public Education,
                       Series E, FSA-Insured, 5.000% due 6/l/27        2,615,564
 1,235,000    AAA     Florida State Board Regent Housing Revenue,
                       University Central
                       Florida, FGIC-Insured, 5.250% due 10/l/26       1,223,230
   750,000    AAA     Osceola County IDA Revenue, (Community
                       Provider Pooled
                       Loan Program), Series A, MBIA-Insured,
                       5.125% due 8/l/32                                 721,500
 2,790,000    A       Virgin Islands University Refunding &
                       Improvement, Series A,
                       ACA-Insured, 6.250% due 12/l/29                 2,913,067
                      Volusia County Educational Facilities
                       Authority Revenue,
                       Embry-Riddle Aeronautical University:
   150,000    AAA        6.500% due 10/15/15                             156,119
 2,875,000    Baa2*      Series A, 6.125% due 10/15/16                 2,978,816
--------------------------------------------------------------------------------
                                                                      17,807,141
--------------------------------------------------------------------------------
 ESCROWED  TO MATURITY (B)-- 11.7%
   860,000    AAA     Bradford County Health Facilities Authority
                       Revenue, (Santa Fe Health Care Facilities
                       Project), 6.050% due 11/15/16                     942,577
   225,000    AAA     Cape Coral Health Facilities Authority,
                       Hospital Revenue, (Cape Coral Medical Center
                       Project), 8.125% due 11/l/08                      256,432
   130,000    NR      Collier County Health Facilities Authority
                       Revenue, 11.000% due 12/l/10                      168,202
    70,000    AAA     Dade County Special Obligation, (Miami Beach
                       Convention Centre Project), 8.625% due 2/l/07      82,456
   920,000            Dunedin Health Facilities Authority Revenue,
                        Mease Hospital Inc.,
                        7.600% due 10/l/08                             1,030,639
   305,000    AAA     Escambia County Capital Improvement Revenue,
                       MBIA-Insured,
                       11.000% due l/1/07                                363,319
 3,000,000    AAA     Escambia County MFH Authority Revenue, zero
                       coupon due 10/15/18                             1,203,780
 2,025,000    AAA     Gainesville Utility System Revenue,
                       8.125% due 10/l/14                              2,540,444
   550,000    AAA     Hillsborough County Utility Revenue,
                       9.875% due 12/l/11                                706,244
    75,000    AAA     Jacksonville Health Facilities Authority,
                       Hospital Revenue, National Benevolent
                       Association, IDR, Cypress Hill,
                       St. Vincent's Medical Center 9.125% due l/1/03     78,804
   260,000    AAA     Key West Utility Board Electric Revenue,
                       9.750% due 10/1/13                                342,503
    45,000    AAA     Lauderhill Sales Tax Revenue, AMBAC-Insured,
                       9.500% due 10/l/04                                 49,274
   390,000    AAA     Lee County Capital Bonds, MBIA-Insured,
                       9.500% due 10/l/05                                437,904

                         See Notes to Financial Statements.

              9 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

SCHEDULE, OF INVESTMENTS (CONTINUED)                             MARCH 31, 2002

   FACE
  AMOUNT    RATING(A)               SECURITY                              VALUE
================================================================================
ESCROWED TO MATURITY (B)-- 11.7% (CONTINUED)
$ 1,315,000  AAA    Lee County Justice Center Complex Inc.,
                     Improvement Revenue,
                     Series A, MBIA-Insured, 11.125% due 1/1/11    $   1,719,047
                    Lee County Southwest Regional Airport
                     Revenue, MBIA-Insured:
    720,000  AAA     8.625% due 10/l/09                                  848,282
    795,000  AAA     9.625% due 10/l/09                                  971,244
     55,000  AAA    Martin Memorial Hospital Association Inc.,
                     Stuart Revenue,
                     8.000% due 10/l/08                                   62,187
  3,330,000  AAA    Orange County Health Facility Authority
                     Revenue, Southern Adventist Hospital,
                     8.750% due 10/l/09                                3,941,721
  1,325,000  AAA    Palm Beach County Health Facilities Authority
                     Revenue, (John F. Kennedy Memorial Hospital
                     Inc. Project), Series C,
                     9.500% due 8/l/13                                 4,247,588
  1,645,000  AAA    Palm Beach County Solid Waste Authority
                     Revenue, MBIA-Insured,
                     10.000% due 12/l/04                               1,829,947
  1,590,000  AAA    Puerto Rico Commonwealth Aqueduct & Sewer
                     Authority Revenue,
                     10.250% due 7/l/09                                1,974,430
     25,000  AAA    Tamarac Water & Sewer Utility Revenue,
                     AMBAC-Insured,
                     9.250% due 10/l/10                                   30,331
  2,305,000  AAA    Tampa Guaranteed Entitlement Revenue,
                     MBIA-Insured,
                     9.750% due 10/l/08                                2,763,672
    155,000  AAA    West Palm Beach IDR, AMBAC-Insured,
                     11.375% due 6/l/11                                  205,851
--------------------------------------------------------------------------------
                                                                      26,798,878
--------------------------------------------------------------------------------
FINANCE-- 1.3%
                    Virgin Islands Public Finance Authority
                     Revenue, Series E:
  l,000,000  NR      5.750% due 10/l/13                                  995,020
  2,000,000  NR      6.000% due 10/l/22                                1,976,780
--------------------------------------------------------------------------------
                                                                       2,971,800
--------------------------------------------------------------------------------
GENERAL OBLIGATION-- 1.0%
  2,000,000  AAA    Puerto Rico Commonwealth, XLCA-Insured,
                     9.032% due 7/l/17                                 2,304,440
--------------------------------------------------------------------------------
HOSPITAL--22.5%
    900,000 VMIG 1* Alachua County Health Facilities Authority
                     Revenue, Shands
                     Teaching Hospital, Series A, 1.500% due 12/l/12     900,000
                    Dade County IDR:
  3,300,000  NR      Miami Cerebral Palsy Services Project,
                      8.000% due 6/l/22                                3,292,905
  2,355,000  AAA     Susanna Wesley Health Center, Series A,
                      FHA-Insured, 6.625% due 7/l/30                   2,452,685
                    Escambia County Health Facilities
                     Authority Revenue:
  2,500,000  BBB-    Azalea Trace Inc. Project, 6.100% due l/1/19      2,369,300
  2,000,000  Aaa*    Florida Health Care Facility Loan, VHA Program,
                      AMBAC-Insured, 5.950% due 7/l/20                 2,162,880
    165,000  BBB+    Unrefunded Balance, Baptist Hospital,
                      6.750% due 10/l/14                                 173,052

                        See Notes to Finacial Statements.

         10 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2002

  FACE
 AMOUNT    RATING(a)            SECURITY                                             VALUE
================================================================================================
HOSPITAL--   22.5%  (CONTINUED)
                         Highlands County Health Facilities Authority Revenue:
$2,000,000    A-           Adventist Health System, 5.250% due 11/15/20              $ 1,825,920
 3,000,000    A-           Hospital-Adventis, (Sunbelt-Inc. Project), Series A,
                              6.000% due 11/15/31                                      3,002,250
 3,000,000    AA         Jacksonville Economic Development Health Care
                           Facilities Revenue, (Mayo Clinic Jacksonville),
                           Series A, 5.500% due 11/15/36                               2,931,720
                         Jacksonville Health Facilities Authority,
                           Hospital Revenue:
                           National Benevolent Association, IDR, Cypress Hill
                              Village Program:
   700,000    Baa2*              6.400% due 12/l/16                                      688,184
                                 Series A:
   650,000    Baa2*              6.250% due 12/l/26                                      622,407
 1,175,000    Baa2*              7.100% due 3/l/30                                     1,220,414
   310,000    AAA          University Medical Center Inc. Project,
                              CONNIE LEE-
                              Insured, 6.600% due 2/l/21                                 316,308
 1,000,000    AAA        Lee County Hospital Board of Directors,
                           Hospital Revenue,
                           MBIA-Insured, Regular Linked RIBS & SAVRS,
                           8.246% due 3/26/20 (d)                                      1,037,970
   955,000    BBB-       Lee County IDA, Health Care Facilities
                           Revenue, (Shell Point
                           Village Project), Series A, 5.500% due 11/15/21               847,964
                         Miami Beach Health Facilities Authority,
                           Hospital Revenue,
                           (Mt. Sinai Medical Center Project):
   600,000    BB              5.375% due 11/15/28                                        414,684
 1,000,000    BB              Series A, 6.800% due 11/15/31                              839,200
                         Orange County Health Facilities Authority,
                           Hospital Revenue Bonds:
                           Adventist Health Systems:
 3,000,000    A-              6.500% due 11/15/30                                      3,125,760
 1,500,000    AAA             FSA-Insured, 6.050% due 11/15/07                         1,559,985
 2,000,000    NR         First Mortgage Healthcare  Facilities,
                              9.000% due 7/l/31                                        2,043,460
 1,000,000    A2*        Orlando Regional Healthcare system, Series E,
                              6.000% due 10/l/26                                       1,015,170
                         Pinellas County Health Facilities Authority
                           Revenue:
 1,000,000    Aaa*         Baycare Health System, 5.000% due 11/15/30                    943,380
   180,000    BB+          Sun Coast Health System, Sun Coast Hospital
                              Guaranteed, Series A, 8.500% due 3/l/20                    181,296
 1,000,000    BBB-       Puerto Rico Industrial Tourist Educational
                           Medical & Environmental Control Facilities,
                           (Mennonite General Hospital Project), Series A,
                           5.625% due 7/l/27                                             786,960
                         Sarasota County Public Hospital Board
                           Revenue, Sarasota
                           Memorial Hospital, Series B, MBIA-Insured:
 6,745,000    AAA             5.250% due 7/l/24 (c)                                    6,683,283
 3,485,000    AAA             5.500% due 7/l/28                                        3,552,992
   500,000    A+         South Broward Hospital District Revenue,
                              5.625% due 5/l/32                                          484,825

                       See Notes to Financial Statements.

         11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2002

  FACE
 AMOUNT     RATING (a)               SECURITY                                          VALUE
===============================================================================================
HOSPITAL-- 22.5%  (CONTINUED)
$2,000,000    A2*       South Lake County Hospital District Revenue,
                           South Lake Hospital Inc., Orlando Regional
                           Healthcare, 6.000% due 10/l/22                          $ 2,017,180
                        West Orange Healthcare District Revenue, Series A:
 2,000,000    A-           5.650% due 2/l/22                                         1,950,940
 2,000,000    A-           5.800% due 2/l/31                                         1,931,980
----------------------------------------------------------------------------------------------
                                                                                    51,375,054
----------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY-- 9.0%
   360,000    AAA       Clearwater MFH Revenue, (Drew Gardens Project), Series A,
                           FHA-Insured, 6.500% due 10/l/25                             367,610
                        Dade County HFA, Multi-Family Mortgage Revenue:
 1,085,000    AAA          Antigue Club Apartments, Series A-l, AMBAC-Insured,
                               6.750% due 8/1/14 (e)                                 1,138,870
 1,000,000    NR           Golden Lakes Apartments Project,
                               6.050% due 11/l/39 (e)                                1,004,160
 2,900,000    A            Sr. Lien, Series I-l, 6.625% due 7/l/28 (e)               3,038,968
 1,000,000    BBB-         The Vineyards Project, Series H,
                               6.500% due 11/l/25                                    1,031,450
 2,400,000    A         Florida HFA, Sunset Place, Series K-l,
                               6.000% due 10/l/19                                    2,394,840
                        Florida Housing Finance Corporate Revenue:
 1,500,000    Aaa*         Augustine Club Apartment, Series D, MBIA-Insured,
                               5.750% due 10/l/30                                    1,480,545
   995,000    Ba2*         Series D2, 8.250% due 10/l/30                               984,234
 1,500,000    AAA       Lee County HFA, MFH Revenue, (Brittany
                           Phase II Project), Series A, FNMA-
                           Collateralized, 6.100% due 12/l/32 (e)                    1,540,065
 1,000,000    AAA       Oceanside Housing Development Corp., MFH Mortgage
                           Revenue, FHA-Insured, 6.875% due 2/l/20                   1,004,940
                        Orange County HFA, MFH Revenue:
                           Loma Vista Project, Series G:
 1,000,000    A3*              5.450% due 9/l/24 (e)                                   921,010
 1,000,000    A3*              5.500% due 3/l/32 (e)                                   977,000
 2,065,000    Aaa*       RHA/Affordable Housing III, Series A,
                           MBIA-Insured,
                               6.200% due 7/l/20                                     2,169,530
 1,300,000    A         Pasco County HFA, Multi-Family Revenue,
                           (Pasco Woods Apartments Project),
                               Series A, 5.700% due 8/l/19 (e)                       1,312,454
 1,095,000    AAA       Southwest Housing Development Corp., MFH Mortgage
                           Revenue Refunding, FHA-Insured,
                               6.875% due 2/l/20                                     1,099,796
----------------------------------------------------------------------------------------------
                                                                                    20,465,472
----------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY-- 3.6%
                        Brevard County HFA, Single-Family Mortgage Revenue:
    55,000    Aaa*         GNMA-Collateralized, 6.600% due 9/l/16 (e)                   56,730
   855,000    Aaa*         GNMA/FNMA-Collateralized, 6.400% due 9/l/23 (e)             876,965
   115,000    Aaa*      Broward County HFA, Single-Family Mortgage Revenue,
                           GNMA/FNMA-Collateralized, 6.650% due 8/l/21 (e)             118,907

                       See Notes to Financial Statements.

         12 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2002

   FACE
  AMOUNT    RATING(A)                      SECURITY                     VALUE
================================================================================
HOUSING:  SINGLE-FAMILY-- 3.6% (CONTINUED)
                     Dade County HFA:
$  935,000 Aaa*       Home Ownership Mortgage Revenue, Series A,
                        GNMA/FNMA-Collateralized,
                         6.375% due 4/13/33 (e)                       $  961,171
                      Single-Family Mortgage Revenue, Series A,
                        GNMA/FNMA-Collateralized:
 1,500,000 AAA            6.700% due 4/l/28 (e)                        1,558,470
    20,000 Aaa*           Series E, 7.000% due 3/l/24                     20,209
   425,000 Aaa*      Duval County HFA, Sinqle Mortgage Revenue,
                      GNMA-Collateralized, 6.700% due l0/1/26 (e)        437,746
 1,000,000 Aaa*      Escambia County HFA, Single Family Mortgage Revenue,
                      Series A, GNMA/FNMA-Collateralized,
                       5.500% due 10/l/31 (e)                            975,640
   790,000 AAA       Florida HFA, Single-Family Mortgage, Series B,
                      GNMA/FNMA-Collateralized, 6.650% due 7/l/26 (e)    812,760
   130,000 AAA       Leon County HFA, Singe-Family Mortgage Revenue,
                      Multi-County Program, Series B, GNMA/FHLMC-
                       Collateralized, 7.300% due 1/1/28 (e)             471,516
   285,000 AAA       Orange County HFA, Single-Family Mortgage Revenue,
                      GNMA/FNMA-Collateralized, Mortgage-Backed Securities
                      Program, 6.750% due 10/l/18 (e)                    295,918
 1,310,000 Aaa*      Pinnellas County HFA, Single-Family Mortgage Revenue,
                      GNMA/FNMA-Collateralized, 6.550% due 8/l/27 (e)  1,348,003
   380,000 AAA       Virgin Islands HFA, Single-Family Mortgage
                      Revenue, Series A, GNMA-Collateralized,
                       6.500% due 3/l/25 (e)                             390,385
--------------------------------------------------------------------------------
                                                                       8,324,420
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT-- 2.9%
 4,000,000 NR        Hillsborough County IDA, Exempt Facility Revenue, National
                      Gypsum, Series A, 7.125% due 4/l/30              3,324,680
 1,775,000 NR        Homestead IDR, Community Rehabilitation Providers Program,
                      Series A, 7.950% due 11/l/18                     1,842,326
 1,500,000 BBB-      Martin County IDA, Indiantown, (Cogeneration Project),
                      7.875% due 12/15/25 (e)                          1,571,550
--------------------------------------------------------------------------------
                                                                       6,738,556
--------------------------------------------------------------------------------
MISCELLANEOUS-- 13.8%
   135,000 AAA       Boca Raton Community Redevelopment Agency Tax Increment
                      Revenue, Capital Appreciation (Mizner Park Project),
                      FSA-Insured, zero coupon due 12/l/18                55,743
 2,000,000 NR        Bonita Springs Vasari Capital Improvement Series A,
                      6.950% due 5/l/32                                1,976,480
                     Capital Region Community Development District Revenue,
                      Capital Improvement, Series A-2:
 1,000,000 NR           6.850% due 5/l/31                              1,011,520
 2,000,000 NR           6.700% due 5/l/32                              2,007,600

                       See Notes to Financial Statements.

         13 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002

      FACE
     AMOUNT   RATING(A)                SECURITY                         VALUE
================================================================================
MISCELLANEOUS-- 13.8% (CONTINUED)
$   750,000   AAA   Florida State Department of Corrections, COP, Okeechobee
                     Correctional, AMBAC-Insured, 6.250% due 3/1/l5  $   805,402
  1,000,000   AAA   Jacksonville Sales Tax Revenue AMBAC-Insured,
                     5.000% due 10/l/26                                  961,760
  3,750,000   NR    Mediterra North Community Development District, Capital
                     Improvement Revenue, 6.800% due 5/l/31            3,752,962
                    Miami-Dade County Special Obligation Series B,
                     MBIA-Insured:
 10,010,000   AAA    Zero coupon due 10/l/31                           1,791,188
 10,410,000   AAA    Zero coupon due 10/l/32                           1,752,002
  4,595,600   AAA    Zero coupon due 10/l/33                             758,857
  5,625,000   AAA    Zero coupon due 10/l/35                             786,713
  1,200,000   AAA   North Springs Improvement District, MBIA-Insured,
                     7.000% due 10/l/09                                1,399,848
    676,000   AAA   Osceola County IDA Revenue, (Community
                     Provider Pooled Loan Program), Series A,
                     FSA-Insured, 7.750% due 7/l/10                      685,728
  2,500,000   AAA   Port Palm Beach District Revenue,
                     Capital Appreciation, Series A,
                     MBIA-Insured, zero coupon due 9/l/21                830,375
  1,200,000   A-    Puerto Rico Housing Bank & Finance Agency,
                     7.500% due 12/l/06                                1,357,992
  3,605,000   A-    Puerto Rico Public Finance Corp., Series E,
                     6.000% due 8/l/26                                 3,916,256
  1,520,000   NR    Rivercrest Community Development District
                     Special Assessment Revenue, 7.000% due 5/l/32     1,547,679
  2,000,000   A     Virgin Islands Public Finance Authority Revenue,
                     Series A, ACA-Insured, 5.500% due 10/l/18         2,029,800
  1,155,000   NR    Waterchase Community Development District,
                     Capital Improvement Revenue, 6.700% due 5/l/32    1,155,751
  2,920,000   NR    Waterlefe Community Development District Capital
                     Improvement Revenue, Series B, 6.250% due 5/1/10  2,938,571
--------------------------------------------------------------------------------
                                                                      31,522,227
--------------------------------------------------------------------------------
NURSING HOME-- 1.4%

                    Palm Beach County Health Facilities Authority Revenue,
                     Retirement Community:
  2,000,000   A-       5.625% due 11/15/20                             1,912,120
  1,560,000   A-       5.125% due 11/15/29                             1,365,172
--------------------------------------------------------------------------------
                                                                       3,277,292
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

        14 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  SCHEDULE OF INVESTMENTS (CONTINUED)                             MARCH 31, 2002

     FACE
    AMOUNT     RATING (A)                      SECURITY                              VALUE
==============================================================================================
POLLUTION CONTROL-- 3.8%
$2,000,000     A2*   Citrus County PCR, Florida Power Corp., (Crystal River
                      Project),
                      Series A, 6.625% due l/1/27                                  $ 2,037,060
                     Escambia County PCR, (Champion International Corp. Project):
   500,000     BBB    6.950% due 11/l/07                                               517,155
 3,500,000     BBB    6.900% due 8/l/22 (e)                                          3,653,720
 1,000,000     A2*   Pinellas County PCR, Florida Power Corp., (Anclot & Bartlow
                      Plants Project), 7.200% due 12/l/14                            1,014,890
 1,390,000     BBB-  Putnam County Development Authority PCR, Georgia Pacific
                      Corp. 1984, 7.000% due 12/l/05                                 1,434,633
----------------------------------------------------------------------------------------------
                                                                                     8,657,458
----------------------------------------------------------------------------------------------
PRE-REFUNDED (F)-- 3.7%
 1,355,000     NR    Bay County Hospital Revenue, (Bay Medical Center Project),
                      (Call 10/l/04 @ 102),
                      8.000% due 10/l/12                                             1,506,204
   500,000     NR    Brevard County Tourist Development Tax Revenue, 4th
                      Century Marlins Spring, (Call
                      3/l/03 @ 102), 6.875% due 3/l/13                                 530,715
 1,375,000     AAA   Escambia County Health Facilities Authority Revenue,
                      Baptist Hospital,
                      (Call 10/l/03 @ 102), 6.750% due 10/1/14                       1,485,412
 1,350,000     AAA   Guam Power Authority Revenue, Series A,
                      (Call 10/l/04 @ 102), 6.750% due 10/l/24                       1,500,714
   640,000     AAA   Miramar Wastewater Improvement Authority, FGIC-Insured,
                      (Call 10/l/04 @ 101), 6.750% due 10/1/16                         701,747
   500,000     NR    Tampa Revenue, (Florida Aquarium Inc. Project),
                      (Call 5/l/02 @ 102), 7.750% due 5/1/27                           512,250
   350,000     AAA   Volusia County Educational Facility Authority Revenue,
                      Embry-Riddle Aeronautical University, CONNIE LEE-Insured,
                      (Call 10/15/02 @ 102), 6.500% due 10/15/15                       365,313
 1,360,000     AAA   West Coast Regional Water Supply Authority, Capital
                      Improvement Revenue, (Call 10/l/10 @ 100),
                      10.400% due 10/l/13                                            1,804,475
----------------------------------------------------------------------------------------------
                                                                                     8,406,830
----------------------------------------------------------------------------------------------
PUBLIC FACILITIES-- 2.5%
 2,000,000     AAA   Florida State Department of Corrections, COP, Palm Beach
                      County, FGIC-Insured, 5.125% due 11/l/30                       1,917,460
 1,145,000     AAA   Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                      4.500% due 10/l/27                                             1,007,531
 1,000,000     Baal* Miami Beach Redevelopment Agency Tax Increment Revenue,
                      City Center-Historic Convention, Series B,
                      6.350% due 12/l/22                                             1,031,050
                     Tampa Sports Authority Revenue, (Tampa Bay Arena Project),
                      MBIA-Insured:
   500,000     AAA      6.050% due 10/l/20                                             558,360
 1,000,000     AAA      6.100% due 10/l/26                                           1,123,850
----------------------------------------------------------------------------------------------
                                                                                     5,638,251
----------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         15 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

   SCHEDULE OF  INVESTMENTS (CONTINUED)                           MARCH 31, 2002

   FACE
  AMOUNT    RATING(A)                   SECURITY                                   VALUE
===========================================================================================
TRANSPORTATION-- 6.6%
$1,000,000  AAA      Dade County Aviation Facilities Revenue, Series B,
                         MBIA-Insured, 6.600% due 10/l/22 (e)                   $ 1,038,760
 1,050,000  AAA      Florida State Broward County, 10.0000% due 7/l/14            1,490,706
 2,895,OO0  AAA      Florida State Mid-Bay Bridge Authority Revenue, Series A,
                         AMBAC-Insured, zero coupon due 10/l/19                   1,094,136
                     Guam Airport Authority Revenue:
   750,000  BBB-         Series A, 6.500% due 10/l/23                               766,155
 1,000,000  BBB-         Series B, 6.600% due 10/l/10 (e)                         1,028,470
   500,000  BB+      Hillsborough County Aviation Authority, Special Purpose,
                         (Delta Airlines Project), 6.800% due l/1/24                416,275
 1,500,000  AA       Ocean Highway and Port Authority, Nassau County,
                         Adjustable Demand Revenue Bonds, Series 1990,
                         LOC-ABN AMRO Bank NV, 6.250% mandatory tender
                         12/l/20 (e)                                              1,539,300
 1,000,000  Aaa*     Polk County Transportation Improvement Revenue,
                         5.250% due 12/l/22                                         999,930
 1,500,000  AAA      Puerto Rico Commonwealth Highway &
                         Transportation Authority Revenue, MBIA-Insured,
                         Series Y, 5.000% due 7/l/36                              1,440,555
                     Sanford Airport Authority IDR, (Central
                         Florida Terminals Inc. Project):
                         Series A:
 1,000,000  NR             7.500% due 5/l/15 (e)                                    987,650
 2,000,000  NR             7.750% due 5/l/21 (e)                                  1,980,180
   645,000  NR           Series C, 7.500% due 5/l/21 (e)                            632,152
                     Santa Rosa Bay Bridge Authority Revenue:
 1,085,000  Bl*          6.250% due 7/l/28                                          674,903
 5,000,000  Bl*          Capital Appreciation, zero coupon due 7/l/17               941,300
-------------------------------------------------------------------------------------------
                                                                                 15,030,472
-------------------------------------------------------------------------------------------
UTILITIES-- 6.8%
 3,000,000  AAA      Escambia County Utility System Authority Revenue Bonds,
                         Series B, FGIC-Insured, 6.250% due l/l/15                3,407,760
 2,500,000  AAA      Guam Power Authority Revenue, Series A, MBIA-Insured,
                         5.250% due 10/l/34                                       2,480,725
                     Palm Bay Utility Revenue, FGIC-Insured:
 4,015,000  AAA          Zero coupon due 10/l/28                                    905,704
 3,750,000  AAA          Zero coupon due 10/l/31                                    706,538
 3,000,000  AAA      Puerto Rico Electric Power Authority Revenue,
                         5.375% due 7/l/19                                        3,090,420
                     Sunrise Utility System Revenue Refunding:
 2,000,000, AAA          5.000% due 10/l/28                                       1,923,360
 3,000,000  AAA          AMBAC-Insured, 5.200% due 10/1/22                        2,970,150
-------------------------------------------------------------------------------------------
                                                                                 15,484,657
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

         16 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

    SCHEDULE OF INVESTMENTS (CONTINUED)                      MARCH 31, 2002

     FACE
    AMOUNT RATING(A)                   SECURITY                      VALUE
================================================================================
WATER AND SEWER-- 1.6%
$2,715,000  AAA     Melbourne Water & Sewer Revenue, Capital Appreciation,
                     MBIA-Insured, zero coupon due 10/l/22          $    894,783
   500,000  NR      Northern Palm Beach County Water Control
                     District, Unit Development No. 31 Program 1,
                     6.750% due 11/l/07                                  517,265
 2,320,000  NR      Port St. Lucia Special Assessment Revenue,
                     South Lennard, Series A, 7.125% due 9/l/21        2,289,817
--------------------------------------------------------------------------------
                                                                       3,701,865
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $225,440,942**)                         $228,502,813
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those which are identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) A portion of this security has been segregated by the custodian for open futures contracts commitments.
(d) Residual interest bonds-- coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 18 and 19 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

         17 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's) -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's, Capacity to pay interest and repay principal is extremely strong.

AA -- Bond rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB        -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

B -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

         18 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

A -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-l -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1    -- Moody's highest rating for issues having demand feature --VRDO.

P-l -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ACA    -- American Capital Assurance
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
CONNIE
  LEE  -- College Construction Loan Insurance Association
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GEMICO -- General Electric Mortgage Insurance Company
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MFH    -- Multi-Family Housing
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RIBS   -- Residual Interest Bonds
SAVRS  -- Select Auction Variable Rate Securities
VRDD   -- Variable Rate Demand Note
VRWE   -- Variable Rate Wednesday Demand
XLCA   -- XL Capital Assurance

         19 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                              MARCH 31, 2002
ASSETS:
    Investments, at value (Cost -- $225,440,942)                $  228,502,813
    Cash                                                               171,426
    Interest receivable                                              4,813,675
    Receivable for Fund shares sold                                    135,877
    Receivable for securities sold                                     108,963
    Receivable for broker-- variation margin                            42,187
--------------------------------------------------------------------------------
    TOTAL ASSETS                                                   233,774,941
--------------------------------------------------------------------------------
LIABILITIES:
    Management fee payable                                             100,865
    Distribution fees payable                                           77,993
    Payable for Fund shares purchased                                   42,792
    Accrued expenses                                                    73,901
--------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                  295,551
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                $  233,479,390
================================================================================
NET ASSETS:
    Par value of shares of beneficial interest                  $       17,887
    Capital paid in excess of par value                            231,253,303
    Undistributed net investment income                                264,733
    Accumulated net realized loss from security transactions        (1,101,216)
    Net unrealized appreciation of investments and futures
     contracts                                                       3,044,683
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                $  233,479,390
================================================================================
SHARES OUTSTANDING:
    Class A                                                         12,557,261
--------------------------------------------------------------------------------
    Class B                                                          4,004,347
--------------------------------------------------------------------------------
    Class L                                                          1,325,344
--------------------------------------------------------------------------------
NET ASSET VALUE:
    Class A (and redemption price)                              $        13.06
--------------------------------------------------------------------------------
    Class B*                                                    $        13.04
--------------------------------------------------------------------------------
    Class L**                                                   $        13.04
--------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
    Class A (net asset value plus 4.17% of net asset value)     $        13.60
--------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value)     $        13.17
================================================================================

    * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

   ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

        20 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 Statement of Operations                         For the Year End March 31, 2002

INVESTMENT INCOME:
  Interest                                                     $  14,002,293
--------------------------------------------------------------------------------
EXPENSES:

  Management fee (Note 4)                                          1,162,060
  Distribution fees (Note 4)                                         698,326
  Shareholder and system servicing fees                               57,642
  Shareholder communications                                          36,180
  Registration fees                                                   25,050
  Pricing service fees                                                19,908
  Audit and legal                                                     18,528
  Custody                                                              9,918
  Trustees' fees                                                       1,452
  Other                                                                7,637
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                   2,036,701
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             11,965,592
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain From Security Transactions (excluding
    short-term securities):
    Proceeds from sales                                           92,922,593
    Cost of securities sold                                       90,284,323
--------------------------------------------------------------------------------
  NET REALIZED GAIN                                                2,638,270
--------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION (NOTE 1)                (7,846,487)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS                     (5,208,217)
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                         $   6,757,375
================================================================================

                       See Notes to Financial Statements.

        21 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS                  FOR THE YEARS ENDED MARCH 31,

                                                         2002               2001
=====================================================================================
OPERATIONS:

   Net investment income                            $  11,965,592       $  11,481,253
   Net realized gain                                    2,638,270             140,570
   Increase (decrease) in net unrealized
     appreciation                                      (7,846,487)         10,440,773
-------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS               6,757,375          22,062,596
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                              (11,812,957)        (11,534,002)
-------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                    (11,812,957)        (11,534,002)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    53,893,578          36,830,317
   Net asset value of shares issued for
     reinvestment of dividends                          5,244,662           5,278,948
   Cost of shares reacquired                          (49,796,914)        (46,672,685)
-------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                            9,341,326          (4,563,420)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                  4,285,744           5,965,174
NET ASSETS:
   Beginning of year                                  229,193,646         223,228,472
-------------------------------------------------------------------------------------
   END OF YEAR*                                     $ 233,479,390       $ 229,193,646
=====================================================================================
* Includes undistributed net investment income of:  $     264,733       $      32,392
=====================================================================================

                       See Notes to Financial Statements.

        22 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $40,650 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this

         23 Smith Barney Muni Funds | 2002 Annual Report to Shareholders adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income decreased by $3,371, net realized gains decreased by $44,883 and the change in net unrealized appreciation of investments increased by $48,254. In addition, the Portfolio recorded adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $165,239 to reflect the cumulative effect of this change up to the date of the adoption.

2. PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

        24 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

4. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. (TB&T) receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolio paid transfer agent fees of $41,782 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSBacts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC. which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

         25 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For the year ended March 31, 2002, SSB received sales charges of approximately $227,000 and $29,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2002, CDSCs paid to SSB were approximately:

                                                  CLASS A   CLASS B   CLASS L
================================================================================
CDSCs                                             $7,000    $32,000   $1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the year ended March 31, 2002, total Distribution Plan fees incurred were:

                                                  CLASS A   CLASS B   CLASS L
================================================================================
Distribution Plan Fees                           $246,074  $342,278   $109,974
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. INVESTMENTS

During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $99,265,086
--------------------------------------------------------------------------------
Sales                                                                92,922,593
================================================================================

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross   unrealize appreciation                                      $ 6,769,066
Gross   unrealize depreciation                                       (3,707,195)
--------------------------------------------------------------------------------
Net     unrealize appreciation                                      $ 3,061,871
================================================================================

        26 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

6. FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

Tne Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Portfolio had the following open futures contracts:


                         # OF                    BASIS       MARKET   UNREALIZED
CONTRACTS SOLD         CONTRACTS  EXPIRATION     VALUE       VALUE       LOSS
===============================================================================
20 Year, 6.000%
   U.S. Treasury Bond     50         6/02    $ 4,890,625  $ 4,907,813 $(17,188)
===============================================================================

7. CAPITAL LOSS CARRYFORWARD

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $999.000 of unused capital loss carryforwards available to offset future capital gains through March 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

         27 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

8. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each Class bears certain expenses related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each
Class:

                                       Class A       Class B        Class L
=============================================================================
Total Paid-in Capital               $160,133,515   $53,243,599    $17,894,076
=============================================================================

Transactions in shares of each class were as follows:

                                 YEAR ENDED                 YEAR ENDED
                               MARCH 31, 2002             MARCH 31, 2001
                        --------------------------   -------------------------
                            SHARES       AMOUNT        SHARES        AMOUNT
------------------------------------------------------------------------------
CLASS A
Shares sold                2,851,300  $ 37,970,422     1,945,816  $ 25,380,437
Shares issued on
  reinvestment               279,751     3,716,452       282,855     3,664,219
Shares reacquired         (2,742,558)  (36,471,478)   (1,941,240)  (25,017,111)
------------------------------------------------------------------------------
Net Increase                 388,493  $  5,215,396       287,431  $  4,027,545
==============================================================================
CLASS B
Shares sold                  840,257  $ 11,189,954       620,453  $  8,104,390
Shares issued on
  reinvestment                84,924     1,127,152        97,734     1,261,737
Shares reacquired           (908,879)  (12,075,214)   (1,418,769)  (18,364,270)
------------------------------------------------------------------------------
Net Increase (Decrease)       16,302  $    241,892      (700,582) $ (8,998,143)
==============================================================================
CLASS L
Shares sold                  356,669  $ 4,733,202        255,573  $  3,345,490
Shares issued on
  reinvestment                30,209      401,058         27,275       352,992
Shares reacquired            (94,579)  (1,250,222)      (255,799)   (3,291,304)
------------------------------------------------------------------------------
Net Increase                 292,299  $ 3,884,038         27,049  $    407,178
==============================================================================

        28 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS A SHARES                            2002(l)   2001(l)   2000(l)  1999(l)     1998
========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR        $13.34    $12.70    $13.70   $13.74    $13.16
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)                  0.71      0.69      0.69     0.69      0.72
  Net realized and unrealized
    gain (loss) (2)                        (0.29)     0.65     (1.01)    0.06      0.72
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.42      1.34     (0.32)    0.75      1.44
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.70)    (0.70)    (0.68)   (0.69)    (0.73)
  In excess of net investment income          --        --        --    (0.01)       --
  Net realized gains                          --        --        --    (0.09)    (0.13)
----------------------------------------------------------------------------------------
Total Distributions                        (0.70)    (0.70)    (0.68)   (0.79)    (0.86)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $13.06    $13.34    $12.70   $13.70    $13.74
----------------------------------------------------------------------------------------
TOTAL RETURN                                3.15%    10.83%    (2.25)%   5.56%    11.15%
----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)        $  164    $  162    $  151   $  160    $  143
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)                               0.72%     0.73%     0.74%    0.73%     0.76%
  Net investment income (2)                 5.27      5.36      5.32     4.99      5.28
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER PATE                       41%       27%       56%      43%       59%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.85%.

         29 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS B SHARES                       2002(1)  2001(1)  2000(1)  1999(1)  1998
================================================================================
NET ASSET VALUE, BEGINNING OF YEAR   $13.32   $12.70   $13.69   $13.73  $13.14
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
     Net investment income(2)          0.64     0.62     0.62     0.62     0.65
     Net realized and unrealized
        gain (loss)(2)                (0.29)    0.63    (1.00)    0.06     0.72
--------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.35     1.25    (0.38)    0.68     1.37
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
     Net investment income            (0.63)   (0.63)   (O.61)   (0.62)   (0.65)
     In excess of net investment
     income                              --       --       --    (0.01)      --
     Net realized gains                  --       --       --    (0.09)   (0.13)
--------------------------------------------------------------------------------
Total Distributions                   (0.63)   (0.63)   (0.61)   (0.72)   (0.78)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $13.04   $13.32   $12.70   $13.69   $13.73
--------------------------------------------------------------------------------
TOTAL RETURN                           2.67%   10.14%   (2.70)% $ 5.01%   10.59%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)   $   52   $   53   $   59   $   66   $   59
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                         1.22%    1.25%    1.26%    1.24%    1.28%
   Net investment income(2)            4.76     4.84     4.80     4.48     4.76
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  41       27%      56%      43%      59%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.77%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.35%.

         30 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS L Shares                            2002(l)   2001(l)   2000(l)  1999(l)     1998
========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR        $13.33    $12.70    $13.69   $13.74    $13.14
----------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)                  0.63      0.61      0.61     0.61      0.64
  Net realized and unrealized
    gain (loss) (3)                        (0.29)     0.65     (1.00)    0.05      0.72
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations         0.34      1.26     (0.39)    0.66      1.36
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                    (0.63)    (0.63)    (0.60)   (0.61)    (0.63)
  In excess of net investment income          --        --        --    (0.01)       --
  Net realized gains                          --        --        --    (0.09)    (0.13)
----------------------------------------------------------------------------------------
Total Distributions                        (0.63)    (0.63)    (0.60)   (0.71)    (0.76)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $13.04    $13.33    $12.70   $13.69    $13.74
----------------------------------------------------------------------------------------
TOTAL RETURN                                2.55%    10.16%    (2.78)%   4.87%    10.51%
----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)        $   17    $   14    $   13   $   12    $    9
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                               1.28%     1.31%     1.32%    1.31%     1.33%
  Net investment income (3)                 4.72      4.78      4.74     4.41      4.71
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                       41%       27%       56%      43%       59%
========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.40%.

         31 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

  INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
May 15, 2002

         32 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Smith Barney Muni Funds ("Trust") -- Florida Portfolio ("Portfolio") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio, a series of the Trust, is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                      NUMBER OF
                                         TERM OF                                     INVESTMENT
                                         OFFICE*                                      COMPANIES
                                           AND       PRINCIPAL                         IN FUND
                          POSITION(S)    LENGTH     OCCUPATION(S)                      COMPLEX             OTHER
                           HELD WITH     OF TIME    DURING PAST                        OVERSEEN         DIRECTORSHIP
NAME, ADDRESS AND AGE         FUND       SERVED      FIVE YEARS                       BY TRUSTEE       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------

   NON-INTERESTED
   TRUSTEES:

   Lee Abraham              Trustee      Since      Retired; Former Chairman              9             Signet Group PLC
   13732 LeHavre Drive                    1999      and CEO of Associated
   Frenchman's Creek                                Merchandising Corp., a
   Palm Beach Gardens, FL 33410                     major retail merchandising
   Age 74                                           organization. Former Trustee
                                                    of Galey & Lord, Liz
                                                    Claiborne, R.G. Barry
                                                    Corporation and eNote.Com Inc.

   Allan J. Bloostein       Trustee      Since      President of Allan Bloostein         16             Taubman Center
   27 West 67th Street,                   1999      Associates, a consulting firm                             Inc.
   Apt. 5FW                                         Former Director of CVS
   New York, NY 10023                               Corporation
   Age 72

   Jane F. Dasher           Trustee      Since      Controller of PBK Holdings            9                   None
   Korsant Partners                       1999      Inc., a family investment
   283 Greenwich Avenue                             company
   3rd Floor
   Greenwich, CT 06830
   Age 52

   Donald R Foley           Trustee      Since      Retired                               9                   None
   3668 Freshwater Drive                  1985
   Jupiter, FL 33477
   Age 79

   Richard E. Hanson, Jr.   Trustee      Since      Retired; Former Head of               9                   None
   2751 Vermont Route 140                 1999      the New Atlanta Jewish
   Poultney, VT 05764                               Community High School
   Age 60

   Dr. Paul Hardin          Trustee      Since      Professor of Law &                   15                   None
   12083 Morehead                         1994      Chancellor Emeritus at the
   Chapel Hill, NC 27514-8426                       University of North Carolina
   Age 70

   Roderick C. Rasmussen    Trustee      Since      Investment Counselor                  9                   None
   9 Cadence Court                        1985
   Morristown, NJ 07960
   Age 75

   John P. Toolan           Trustee      Since      Retired                               9             Trustee John
   7202 Southeast Golf Ridge Way          1985                                                         Hancock Funds
   Hobe Sound, Fl 33455
   Age 71

        33 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED))

                                                                                 NUMBER OF
                                     TERM OF                                    INVESTMENT
                                     OFFICE*                                     COMPANIES
                                       AND            PRINCIPAL                   IN FUND
                      POSITION(S)    LENGTH          OCCUPATION(S)                COMPLEX             OTHER
                       HELD WITH     OF TIME         DURING PAST                  OVERSEEN         DIRECTORSHIP
NAME, ADDRESS AND AGE     FUND       SERVED           FIVE YEARS                 BY TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

Heath B. McLendon,      Trustee/     Since      Managing Director of                  74                None
Salomon Smith           Chairman      1995      Salomon Smith Barney Inc.
Barney Inc.                                     ("SSB"); President and
125 Broad Street                                Director of Smith Barney
9th Floor                                       Fund Management LLC
New York, NY 10004                              ("SBFM") and Travelers
Age 68                                          Investment Adviser, Inc.
                                                ("TIA"); Director of The
                                                Travelers Investment
                                                Management Company

* Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone      Senior         Since      Managing Director of SSB;             N/A                  N/A
Salomon Smith         Vice            1990      Chief Financial Officer of
Barney Inc.           President                 Smith Barney Mutual Funds;
125 Broad Street      and Treasurer             Director and Senior Vice
11th Floor                                      President of SBFM and TIA
New York, NY 10004
Age 44

Peter M. Coffey       Vice           Since      Managing Director of SSB;             N/A                  N/A
Salomon Smith         President       1987      Investment Officer of SBFM
Barney Inc.           and
333 West 34th Street  Investment
New York, NY 10001    Officer
Age 57

Christina T. Sydor    Secretary      Since      Managing Director of SSB;             N/A                  N/A
Salomon Smith Barney Inc.             1987      General Counsel and
300 First Stamford Place                        Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51



         34 Smith Barney Muni Fund | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2002, 100% of the dividends paid by the Portfolio from net investment income were tax-exempt for regular Federal income tax and Florida state income tax purposes.

        35 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                  SMITH BARNEY
                                   MUNI FUNDS

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Dr. Paul Hardin
Heath B. McLendon,
   Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund
   Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank and
   Trust Company

TRANSFER AGENT
Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

   SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

[LOGO]:
SALOMON SMITH BARNEY
A member of CITIGROUP


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD2298 5/02

                                  SMITH BARNEY
                                   MUNI FUNDS
                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

                 CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2002




[LOGO]:
SMITH BARNEY MUTUAL FUNDS
Your Serious Money. Professionally Managed.SM

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

PHOTOS OF:

HEATH B.
MCLENDON

Chairman

PETER M.
COFFEY

Vice President and Investment Officer

DEAR SHAREHOLDER,

We are pleased to provide the annual report for Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios ("Portfolio(s)") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Investment Strategy
The Portfolios seeks as high a level of current income exempt from federal income taxes and personal income taxes as is consistent with prudent investment management and preservation of principal.1

One of the ways that the Portfolios' manager and his team run the Portfolios is to seek to create a built-in income stream for the long term. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

Market Review
The Federal Open Market Committee ("FOMC")2 left the federal funds rate ("fed funds rate")3 unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance from a negative one. In addition, after September 11th, the U.S. Federal Reserve Board ("Fed") injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.

--------------------------------------------------------------------------------

1 Certain investors may be subject to the Federal ALTERNATIVE MINIMUM TAX
  ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

2 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate indicates the direction of U.S. interest rates.

         1 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could possibly be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations - which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness. With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing.

Georgia Portfolio's Performance Update
For the year ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 2.76%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")4 returned 3.81%.

Georgia Economic Highlights5
Georgia's credit standing results from excellent debt policies, past growth and potential for future development, and consistent maintenance of conservative and sound financial operations. Financial operations for the seven fiscal years through 2001 have been very favorable, producing annual surplus in the $800 million to $1 billion range and affording a cushion in expectation of this period of economic slowing which began to impact in the spring of 2001. With employment and revenues declining this year, unappropriated surplus is expected to be substantially utilized this year and next to offset projected gaps. However, the State's revenue shortfall reserve is fully funded and is slated to rise this year and next, with 2001 legislation increasing the maximum to 5% of revenues instead of 4%.

Following several years with strong operating results in part accruing from very conservative revenue estimates, fiscal 2001 closed with over $800 million in unreserved balances which were rolled forward, in addition to the $734 million in the revenue shortfall reserve. Revenue collections in fiscal 2002 began to deteriorate


--------------------------------------------------------------------------------

4 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

5 Source: Fitch IBCA, Duff & Phelps.

         2 Smith Barney Muni Funds | 2002 Annual Report to Shareholders in the first quarter, and through nine months were down 3.9% compared to the same period in fiscal 2001 when adjusted for the effects of some $157 million of fiscal 2002 revenues captured in the prior fiscal year as a result of a new computer system that accelerated tax collections. Tax collections through nine months were 5.7% below last year's level, with the sales tax down 5% and the personal income tax down by 4.8%. Revenue estimates to date this year have been downwardly revised by $707 million, or 5%, and 0.6% for fiscal 2003, with revenues this year expected to closely mirror fiscal 2000's level while fiscal 2003 could return to the fiscal 2001 level. By June 30, 2002, the surplus to be carried forward is expected to fall to $249 million (in addition to the $734 million reserve which is budgeted for a $95 million increase although likely to be less as revenues have contracted), and will be used towards property tax relief in fiscal 2004.

The State's employment figures began to decline in mid-2001 with economic weakness, and the preliminary 2001 level closely matched 2000 after many years of annual gains in excess of 3%. By February 2002, total employment was down 2.4% from the same month a year earlier. While personal income growth has slowed to the national average in 2000, per capita income of $27,790 maintains the State's ranking at 23rd. Third quarter 2001 personal income growth was 107% of the U.S. average, although 91% of the southeast regional gain.

All of Georgia's bonds are general obligation or state guaranteed. Its debt ratios are generally considered moderate, with net tax-supported debt of $6.6 billion, or $806 per capita, 1.2% of estimated full value, and 2.9% of personal income. Authorized but unissued general obligation bonds totaled $869.8 million.

Pennsylvania Portfolio's Performance Update
For the year ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 4.69%. In comparison, the Lehman Municipal Index returned 3.81%.

Pennsylvania Economic Highlights6
Pennsylvania, along with many other U.S. states, is experiencing the effects of the recession. General fund revenues through the end of January 2002 are off by $438 million, or 4% below budget. On a year-to-year comparison over the same time period, actual revenues are 1% below last year's revenues through January. Commonwealth officials are currently projecting that revenue shortfall will grow to $678 million by the year's end.


--------------------------------------------------------------------------------

6 Source: Standard & Poor's Ratings Service.

         3 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

In response to the slowdown, the Commonwealth has frozen $309 million in appropriations, increased the use of intergovernmental transfer funds to pay current expenses, and allowed various appropriations to lapse. Additionally, Acting Governor Mark Schweiker has recommended that the legislature transfer about one-half of the rainy-day fund ($550 million) to further help assist with offsetting the shortfall, allowing the Commonwealth to end with a $300 million ending balance and avoid a tax increase.

While the length and depth of the recession is unknown and its impact varies from state to state, Pennsylvania continues to be proactive in making necessary budget adjustments while conservatively estimating revenues.

In our view, the austere nature of the proposed 2003, $20.9 billion budget reflects the reality of the recession, and holds spending growth to a meager 0.6%. The budget is based on a forecast of a modest economic recovery beginning in the second quarter of 2002, resulting in a 3.6% increase in revenue assumption built into the budget. Major expenditure increases include a rise in subsidy payments to local school districts for greater retirement contributions ($157 million), corrections operations ($120 million), more funding for the Philadelphia School District ($75 million), county child welfare costs ($45 million), and homeland security ($39 million).

Additional actions, including the elimination of certain accruals, the use of refunded savings, transfers from special funds, and appropriation reductions are expected to be used to assist in keeping the budget balanced. Because the Commonwealth was able to build a $1.1 billion rainy-day fund in the growth years of the 1990s, the fiscal 2003 budget does not call for a tax increase at this time.

Market Outlook
One of the reasons municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 - the second-highest level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancings, not from newly issued products. In 2002, we believe refinancings will subside and that roughly $200 billion of new issuance will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand remains the same or stronger) and possibly help municipal bonds outperform most other fixed-income products during the next 12 to 18 months. Furthermore, we believe that new issuance supply may continue to fall over the next year or two.

         4 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Thank you for investing in the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,


/s/Heath B. McLendon                                 /s/Peter M. Coffey
Heath B. McLendon                                    Peter M. Coffey
Chairman                                             Vice President and
                                                     Investment Officer
April 23, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 14 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of March 31, 2002 and is subject to change.

         5 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End        Income   Capital Gain   Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $13.08      $12.79        $0.65       $0.00         2.76%
--------------------------------------------------------------------------------
3/31/01                12.40       13.08         0.65        0.00        11.02
3/31/00                13.43       12.40         0.62        0.00        (2.97)
3/31/99                13.43       13.43         0.65        0.09         5.61
3/31/98                12.48       13.43         0.67        0.08        13.85
3/31/97                12.50       12.48         0.67        0.08         5.95
3/31/96                12.10       12.50         0.70        0.05         9.67
Inception* - 3/31/95   12.00       12.10         0.62        0.00       6.29++
--------------------------------------------------------------------------------
Total                                           $5.23       $0.30
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End        Income   Capital Gain   Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $13.07      $12.76        $0.59       $0.00         2.12%
--------------------------------------------------------------------------------
3/31/01                12.40       13.07         0.59        0.00        10.39
3/31/00                13.42       12.40         0.55        0.00        (3.45)
3/31/99                13.43       13.42         0.58        0.09         4.99
3/31/98                12.47       13.43         0.60        0.08        13.39
3/31/97                12.50       12.47         0.61        0.08         5.33
3/31/96                12.11       12.50         0.65        0.05         9.08
Inception* - 3/31/95   12.27       12.11         0.49        0.00       2.88++
--------------------------------------------------------------------------------
Total                                           $4.66       $0.30
--------------------------------------------------------------------------------

         6 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End       Income   Capital Gain    Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $13.05      $12.75        $0.58       $0.00         2.15%
--------------------------------------------------------------------------------
3/31/01                12.39       13.05         0.58        0.00        10.26
3/31/00                13.41       12.39         0.54        0.00        (3.51)
3/31/99                13.41       13.41         0.58        0.09         5.01
3/31/98                12.46       13.41         0.59        0.08        13.23
3/31/97                12.49       12.46         0.60        0.08         5.28
3/31/96                12.09       12.49         0.64        0.05         9.12
Inception* - 3/31/95   12.06       12.09         0.56        0.00       5.11++
--------------------------------------------------------------------------------
Total                                           $4.67       $0.30
--------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


 AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                  Without Sales Charges(1)
                                               ---------------------------------
                                               Class A     Class B     Class L
--------------------------------------------------------------------------------
Year Ended 3/31/02                                 2.76%      2.12%       2.15%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                           5.89       5.32        5.26
--------------------------------------------------------------------------------
Inception* through 3/31/02                         6.42       5.62        5.75
--------------------------------------------------------------------------------

                                                    With Sales Charges(2)
                                               ---------------------------------
                                               Class A     Class B     Class L
--------------------------------------------------------------------------------
Year Ended 3/31/02                             (1.38)%     (2.28)%      0.18%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                        5.03        5.16        5.04
--------------------------------------------------------------------------------
Inception* through 3/31/02                      5.88        5.62        5.62
--------------------------------------------------------------------------------

         7 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                       Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 3/31/02)                                64.40%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/02)                                53.16
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/02)                                56.04
--------------------------------------------------------------------------------


(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  *Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

  +The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

         8 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
       Georgia Portfolio vs. Lehman Brothers Georgia Municipal Bond Index,
                      Lehman Brothers Municipal Bond Index
                and Lipper Georgia Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                            April 1994 -- March 2002

Line Chart:
                                                               Lipper
              Lehman Brothers   Lehman Brothers                Georgia Municipal
                 Muni Bond       Georgia Muni     Georgia      Debt Funds
                 Index           Bond Index       Portfolio    Average

4/4/94          $10,000        $10,000           $ 9,600       $10,000
3/95             10,744         10,794            10,204        10,580
3/96             11,644         11,674            11,191        11,372
3/97             12,278         12,289            11,857        11,934
3/98             13,594         13,572            13,499        13,225
3/99             14,436         14,362            14,257        13,897
3/00             14,424         14,365            13,834        13,600
3/01             16,000         15,965            15,358        15,003
3/31/02          16,612         16,526            15,783        15,413



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Georgia Municipal Debt Funds Average is composed of the Fundpeer group of mutual funds (32 funds as of March 31, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         9 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End        Income   Capital Gain   Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $12.89      $12.79        $0.70       $0.00         4.69%
--------------------------------------------------------------------------------
3/31/01                12.18       12.89         0.69        0.00        11.84
3/31/00                13.44       12.18         0.66        0.02        (4.31)
3/31/99                13.54       13.44         0.69        0.15         5.61
3/31/98                12.66       13.54         0.69        0.11        13.52
3/31/97                12.62       12.66         0.71        0.00         6.11
3/31/96                12.40       12.62         0.72        0.05         8.08
Inception* - 3/31/95   12.00       12.40         0.62        0.00       8.82++
--------------------------------------------------------------------------------
Total                                           $5.48       $0.33
--------------------------------------------------------------------------------


 HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End        Income   Capital Gain   Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $12.86      $12.76        $0.64       $0.00         4.22%
--------------------------------------------------------------------------------
3/31/01                12.17       12.86         0.63        0.00        11.15
3/31/00                13.42       12.17         0.59        0.02        (4.78)
3/31/99                13.52       13.42         0.62        0.15         5.07
3/31/98                12.64       13.52         0.62        0.11        12.97
3/31/97                12.61       12.64         0.65        0.00         5.56
3/31/96                12.39       12.61         0.66        0.05         7.61
Inception* - 3/31/95   12.35       12.39         0.48        0.00       4.48++
--------------------------------------------------------------------------------
Total                                           $4.89       $0.33
--------------------------------------------------------------------------------

         10 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     -------------------
                     Beginning      End       Income   Capital Gain    Total
Year Ended           of Year     of Year     Dividends Distributions Returns(1)+
--------------------------------------------------------------------------------
3/31/02               $12.85      $12.75        $0.63       $0.00         4.16%
--------------------------------------------------------------------------------
3/31/01                12.16       12.85         0.62        0.00        11.08
3/31/00                13.41       12.16         0.58        0.02        (4.83)
3/31/99                13.51       13.41         0.61        0.15         5.02
3/31/98                12.64       13.51         0.62        0.11        12.84
3/31/97                12.61       12.64         0.65        0.00         5.51
3/31/96                12.39       12.61         0.66        0.05         7.56
Inception* - 3/31/95   12.00       12.39         0.56        0.00       8.14++
--------------------------------------------------------------------------------
Total                                           $4.93       $0.33
--------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


 AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                   Without Sales Charges(1)
                                              ----------------------------------
                                               Class A     Class B     Class L
--------------------------------------------------------------------------------
Year Ended 3/31/02                                 4.69%      4.22%       4.16%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                           6.08       5.53        5.46
--------------------------------------------------------------------------------
Inception* through 3/31/02                         6.68       5.83        6.07
--------------------------------------------------------------------------------

                                                    With Sales Charges(2)
                                              ----------------------------------
                                               Class A     Class B     Class L
--------------------------------------------------------------------------------
Year Ended 3/31/02                              0.48%      (0.24)%      2.13%
--------------------------------------------------------------------------------
Five Years Ended 3/31/02                        5.22        5.37        5.25
--------------------------------------------------------------------------------
Inception* through 3/31/02                      6.14        5.83        5.94
--------------------------------------------------------------------------------

         11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------
 CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                       Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 3/31/02)                                67.65%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/02)                                55.37
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/02)                                60.12
--------------------------------------------------------------------------------


(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.

(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  *Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

  +The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

         12 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------
               Growth of $10,000 Invested in Class A Shares of the
        Pennsylvania Portfolio vs. Lehman Brothers Pennsylvania Municipal
               Bond Index, Lehman Brothers Municipal Bond Index,
              and Lipper Pennsylvania Municipal Debt Funds Average+
--------------------------------------------------------------------------------
                            April 1994 -- March 2002

Line Chart:


        Lehman Brothers Lehman                          Lipper Pennsylvania
        Pennsylvania    Brothers                        Municipal
        Municipal       Municipal       Pennsylvania    Debt Funds
        Bond Index      Bond Index      Portfolio       Average

4/4/94  $10,000        $10,000         $ 9,600         $10,000
3/95     10,765         10,744          10,446          10,586
3/96     11,638         11,644          11,290          11,368
3/97     12,282         12,278          11,981          11,937
3/98     13,529         13,594          13,600          13,168
3/99     14,340         14,436          14,363          13,778
3/00     14,296         14,424          13,745          13,409
3/01     15,978         16,000          15,373          14,683
3/31/02  16,631         16,612          16,095          15,184



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Pennsylvania Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (62 funds as of March 31, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         13 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Education--15.1%
                    Private Colleges & Universities Authority Revenue:
                     Emory University Project, Series A:
$1,000,000  AA         5.500% due 11/1/24                                               $1,021,600
 2,000,000  AA         5.500% due 11/1/31+                                               2,032,700
 2,000,000  BBB      Mercer Housing Corp. Project, 6.000% due 6/1/31                     1,904,820
 1,000,000  A3*      Mercer University Project, 5.750% due 10/1/31                         995,770
   250,000  A1*     Rockdale County School District, 6.000% due 1/1/04                     262,293
                    Savannah EDA:
 1,000,000  BBB-     College of Art & Design Inc. Project, 6.800% due 10/1/19            1,037,490
 1,000,000  A        Student Housing Revenue, (University Funding
                       Foundation Project), Series A, ACA-Insured,
                       6.750% due 11/15/20                                               1,060,600
 1,000,000  A       Virgin Islands University, Refunding & Improvement, Series A,
                     ACA-Insured, 6.000% due 12/1/24                                     1,031,700
--------------------------------------------------------------------------------------------------
                                                                                         9,346,973
--------------------------------------------------------------------------------------------------
Escrowed to Maturity (b)--10.1%
   315,000  AAA     Burke County Development Authority, PCR, (Oglethorpe Power
                     Co. Vogtle Project), MBIA-Insured, 7.500% due 1/1/03                  327,461
   455,000  AAA     Clarke County Hospital Authority Revenue, MBIA-Insured,
                     9.875% due 1/1/06                                                     523,573
   820,000  AAA     Cobb County Kennestone Hospital Authority Revenue,
                     MBIA-Insured, Series 86A, 7.750% due 2/1/07                           908,216
 1,875,000  Aaa*    Colquitt County Development Authority Revenue, Southern Care
                     Corp., Sub-Series C, zero coupon due 12/1/21                          514,162
 1,185,000  AAA     Columbus Medical Center Hospital Authority Revenue,
                     Certificate of Anticipation, 7.750% due 7/1/10                      1,376,164
   290,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                     328,961
   500,000  AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                           620,890
    50,000  Aaa*    Richmond County Water and Sewer Revenue, 9.875% due 4/1/02              50,000
 1,000,000  Aaa*    Savannah EDA, Southern Care Corp., Series A,
                     zero coupon due 12/1/21                                               268,550
   670,000  AAA     Tri-City Hospital Authority Revenue, South Fulton Hospital,
                     FGIC-Insured, 10.250% due 7/1/06                                      760,618
 2,000,000  Aaa*    Washington Wilkes Payroll Development Authority Revenue,
                     Southern Care Corp., Series C, zero coupon due 12/1/21                556,860
--------------------------------------------------------------------------------------------------
                                                                                         6,235,455
--------------------------------------------------------------------------------------------------
Finance--1.6%
 1,000,000  NR      Virgin Islands Public Finance Authority Revenue, Series E,
                     6.000% due 10/1/22                                                    988,390
--------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         14 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
General Obligation-- 4.5%
$1,000,000  AAA     Georgia State, Series B, 5.750% due 8/1/17                        $  1,091,920
   500,000  AA      Jefferson GA, 5.900% due 2/1/25                                        524,920
 1,000,000  AAA     Puerto Rico Commonwealth, RITES, XLCA-Insured,
                     9.032% due 7/1/17                                                   1,152,220
--------------------------------------------------------------------------------------------------
                                                                                         2,769,060
--------------------------------------------------------------------------------------------------
Hospitals-- 7.1%
 1,000,000  A-      Chatham County Hospital Authority Revenue,
                      6.125% due 1/1/24                                                  1,014,700
 1,000,000  Aaa*    Newton County Hospital Authority Revenue, (Newton Health
                     System Project), AMBAC-Insured, 6.100% due 2/1/24                   1,068,820
                    Puerto Rico Industrial, Tourist, Educational, Medical &
                     Environmental Control Facilities Financing Authority, Series A:
   750,000  BBB-       Mennonite General Hospital Project, 5.625% due 7/1/27               590,220
   500,000  BBB-       Ryder Memorial Hospital Project, 6.700% due 5/1/24                  501,550
 1,175,000  Aaa*    Ware County Hospital Authority Revenue, Certificates of
                     Anticipation, MBIA-Insured, 5.500% due 3/1/21                       1,192,273
--------------------------------------------------------------------------------------------------
                                                                                         4,367,563
--------------------------------------------------------------------------------------------------
Housing: Multi-Family-- 17.3%
   500,000  AAA     Acworth Housing Authority Revenue, (Wingate Falls Apartments
                     Project), FSA-Insured, 6.125% due 3/1/17 (c)                          516,865
                    Atlanta Urban Residential Finance Authority, MFH Revenue:
   960,000  B        Cascade Pines Housing Project, 6.250% due 9/1/10 (c)                  861,408
 1,095,000  NR       Park Place Apartments, Series A, 6.750% due 3/1/31                  1,012,557
                    Clayton County Housing Authority, MFH Revenue, Series A:
 1,000,000  Baa2*    Magnolia Park Apartments Project, 6.125% due 12/1/24                  945,000
 1,265,000  Aaa*     Southlake Cove Project, GNMA-Collateralized,
                       5.600% due 12/20/24                                               1,260,686
 1,485,000  Aaa*     Vineyard Pointe Apartments Project, GNMA-Collateralized,
                       5.500% due 10/20/32                                               1,465,487
   215,000  A       Cobb County Housing Authority Refunding, (Signature Place
                     Project), Series A, 6.875% due 10/1/17                                220,405
                    De Kalb County Housing Authority, MFH Revenue, Series A:
 1,000,000  Aaa*     Alternative Housing Snapwoods LLC, GNMA-Collateralized,
                       5.500% due 12/20/32                                                 975,880
 1,000,000  Aa2*     Friendly Hills Apartments, FHA-Insured, 7.050% due 1/1/39 (c)       1,089,580
   300,000  AAA      Valley Brook Apartments Project, MBIA/FHA-Insured,
                       7.750% due 1/1/26                                                   306,909
 1,000,000  AAA     Lawrenceville Housing Authority, MFH Revenue, (Knollwood
                     Park Apartments Project), FNMA-Collateralized,
                     6.250% mandatory tender 12/1/29 (c)                                 1,042,480
 1,000,000  Aaa*    Savannah Housing Authority, MFH Revenue, (Chatham Gardens
                     Project), FNMA-Collateralized, 5.625% due 8/1/31 (c)                1,012,200
--------------------------------------------------------------------------------------------------
                                                                                        10,709,457
--------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         15 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Housing: Single-Family--2.2%
$2,000,000  AAA     East Point Building Authority Revenue, FSA-Insured,
                     zero coupon due 2/1/20                                            $   724,740
    85,000  AAA     Fulton County Housing Authority, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.600% due 3/1/28 (c)                   87,317
   300,000  AAA     Puerto Rico Housing Bank & Finance Agency, Single-Family
                     Mortgage, Affordable Housing Mortgage, Portfolio I,
                     GNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (c)                      309,183
   210,000  AAA     Virgin Islands HFA Refunding, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.450% due 3/1/16 (c)                  217,014
--------------------------------------------------------------------------------------------------
                                                                                         1,338,254
--------------------------------------------------------------------------------------------------
Life Care--2.0%
                    Fulton County Residential Care Facilities:
   660,000  BBB+     Canterbury Court Project, 6.300% due 10/1/24                          636,959
   500,000  NR       RHA Assisted Living, Sr. Lien, Series A, 7.000% due 7/1/29            427,775
   615,000  NR      Savannah EDA, First Mortgage, Senior Care Group Inc.,
                     Shadowmoss, Series A, 6.750% due 7/1/10                               153,750
--------------------------------------------------------------------------------------------------
                                                                                         1,218,484
--------------------------------------------------------------------------------------------------
Miscellaneous--9.2%
 1,000,000  Aaa*    Albany-Dougherty Inner City Authority, (Public Purpose Project),
                     AMBAC-Insured, 5.625% due 1/1/16                                    1,050,250
 1,000,000  AAA     Association County Commissioners of Georgia Leasing Program,
                     COP, (Rockdale County Public Purpose Project),
                      AMBAC-Insured, 5.625% due 7/1/20                                   1,041,220
 1,000,000  AAA     Fulton County Facilities Corp., (Fulton County Public Purpose
                     Project), 5.500% due 11/1/18                                        1,034,830
   500,000  A-      Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06          565,830
 1,000,000  BB+     Puerto Rico Industrial, Tourist, Educational, Medical &
                     Environmental Control Facilities Financing Authority,
                     (San Lucas & Cristo Project), Series A, 5.750% due 6/1/19             898,240
 1,000,000  A-      Puerto Rico Public Finance Corp., Series E, 6.000% due 8/1/26        1,086,340
--------------------------------------------------------------------------------------------------
                                                                                         5,676,710
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         16 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Pollution Control--8.2%
$1,000,000  BBB-    Effingham County Development Authority, Solid Waste Disposal
                     Revenue, (Georgia-Pacific Project), 6.500% due 6/1/31             $   960,820
   500,000  A       Monroe County Development Authority PCR, (Oglethorpe Power
                     Co. Scherer Project), Series A, 6.800% due 1/1/12                     574,535
 2,000,000  BBB     Richmond County Development Authority, Environmental
                     Improvement Revenue, (International Paper Co. Project),
                     Series A, 6.250% due 2/1/25 (c)                                     2,017,000
 1,000,000  NR      Rockdale County Development Authority, Solid Waste Disposal
                     Revenue, (Visy Paper Project), 7.500% due 1/1/26 (c)                1,010,510
   500,000  Baa2*   Savannah EDA Refunding, PCR, (Union Camp Corp. Project),
                     6.150% due 3/1/17                                                     517,275
--------------------------------------------------------------------------------------------------
                                                                                         5,080,140
--------------------------------------------------------------------------------------------------
Pre-Refunded (d)--2.6%
 1,000,000  AAA     Fulton County MFH Authority Revenue, (Concorde Place
                     Apartment Project), Series A, (Call 7/1/06 @ 102),
                     6.300% due 7/1/16 (c)                                               1,110,160
   500,000  BB      Savannah Hospital Authority Revenue Refunding & Improvement,
                     Candler Hospital, (Call 1/1/03 @ 102), 7.000% due 1/1/11              527,400
--------------------------------------------------------------------------------------------------
                                                                                         1,637,560
--------------------------------------------------------------------------------------------------
Public Facilities--2.1%
   250,000  AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14                     275,490
 1,000,000  AAA     Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                     Revenue, MBIA-Insured, 5.625% due 10/1/26                           1,049,930
--------------------------------------------------------------------------------------------------
                                                                                         1,325,420
--------------------------------------------------------------------------------------------------
Transportation--4.3%
 1,000,000  AAA     Atlanta Airport Refunding Revenue, FGIC-Insured,
                     Series A, 5.500% due 1/1/26                                         1,014,220
   250,000  AAA     Metropolitan Atlanta Rapid Transit Authority Revenue Refunding,
                     Series P, AMBAC-Insured, 6.250% due 7/1/20                            284,178
 1,250,000  AAA     Puerto Rico Commonwealth Highway & Transportation Authority,
                     Highway Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36          1,200,463
   200,000  BB      Puerto Rico Port Authority Revenue, (Special Facilities American
                     Airlines), Series A, 6.250% due 6/1/26 (c)                            167,052
--------------------------------------------------------------------------------------------------
                                                                                         2,665,913
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         17 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Utilities--2.8%
$  550,000  Aaa*    Elberton GA, Combined Utility System Revenue, Refunding &
                     Improvement, AMBAC-Insured, 5.500% due 1/1/19                     $   578,336
   500,000  AAA     Georgia Municipal Electric Authority Power Revenue,
                     Series EE, AMBAC-Insured, 7.250% due 1/1/24                           630,215
   500,000  A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                     Gas Project), 6.300% due 7/1/09                                       527,355
--------------------------------------------------------------------------------------------------
                                                                                         1,735,906
--------------------------------------------------------------------------------------------------
Water and Sewer--10.9%
                    Atlanta Water & Wastewater Revenue, Series A:
 1,000,000  AAA      FGIC-Insured, 5.500% due 11/1/19                                    1,061,600
 1,000,000  AAA      MBIA-Insured, 5.500% due 11/1/27                                    1,045,030
 1,000,000  AAA     Augusta Water & Sewer Revenue, FSA-Insured,
                     5.250% due 10/1/30                                                    985,460
   500,000  A+      Cartersville Development Authority Revenue Refunding, Sewer
                     Facilities, Anheuser Busch, 6.125% due 5/1/27 (c)                     505,140
   500,000  AA      Clayton County Water & Sewage Revenue, 5.625% due 5/1/20               519,265
 1,000,000  AAA     Columbia County Water & Sewer Revenue, FGIC-Insured,
                     5.500% due 6/1/25                                                   1,017,010
    10,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                      11,276
   500,000  AAA     Milledgeville Water & Sewer Revenue, FSA-Insured,
                     6.000% due 12/1/21                                                    552,775
 1,000,000  AAA     Rockdale County Water & Sewer Authority Revenue, Series A,
                     MBIA-Insured, 5.500% due 7/1/25                                     1,017,960
--------------------------------------------------------------------------------------------------
                                                                                         6,715,516
--------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS--100%
                    (Cost--$60,422,750**)                                              $61,810,801
--------------------------------------------------------------------------------------------------


(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Bonds are escrowed to maturity with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings

+ A portion of this security has been segregated for open futures contracts commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.


   See pages 25 and 26 for definitions of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

         18 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

----------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
----------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                            VALUE
----------------------------------------------------------------------------------------------------
Education--11.8%
$1,000,000  AA-     Allegheny County Higher Education Building Authority, University
                     Revenue, Carnegie Mellon University, 5.250% due 3/1/32               $  976,360
 1,400,000  AAA     Cambria School District, Capital Appreciation,
                     FGIC-Insured, zero coupon due 8/15/23                                   424,816
 1,000,000  AAA     Chester County IDA, Educational Facilities Revenue,
                     (Westtown School Project), AMBAC-Insured, 5.000% due 1/1/31             937,700
 1,000,000  AAA     Cornwall Lebanon School District, Capital Appreciation, FSA-Insured,
                     zero coupon due 3/15/20                                                 370,420
 1,000,000  BBB-    Delaware County Authority, College Revenue, Neumann College,
                     FGIC-Insured, 6.000% due 10/1/31                                        974,380
 1,410,000  Aaa*    Hopewell Area School District, Capital Appreciation, FSA-Insured,
                     zero coupon due 9/1/20                                                  507,304
 1,000,000  Aaa*    Lycoming County Authority College Revenue, Pennsylvania College
                     of Technology, AMBAC-Insured, 5.375% due 7/1/30                         996,310
 1,000,000  AAA     McKeesport Area School District, Capital Appreciation, FGIC-Insured,
                     zero coupon due 10/1/31                                                 183,610
 1,000,000  A       Pennsylvania State Higher Education Facilities Authority Revenue,
                     Drexel University, 6.000% due 5/1/29                                  1,034,860
 1,250,000  NR      Philadelphia, Hospitals & Higher Education Facilities Authority
                     Revenue, Chestnut Hill College, 6.000% due 10/1/29                    1,195,012
 1,000,000  AAA     Plum Boro School District, FGIC-Insured, 5.250% due 9/15/30              974,040
 1,000,000  NR      Scranton-Lackawanna Health & Welfare Authority Revenue,
                     Lackawanna Junior College, 5.750% due 11/1/20                           919,720
   715,000  AAA     State Public School Building Authority, College Revenue,
                     Capital  Appreciation, Butler County, AMBAC-Insured,
                     zero coupon due 1/15/26                                                 186,544
----------------------------------------------------------------------------------------------------
                                                                                           9,681,076
----------------------------------------------------------------------------------------------------
Escrowed to Maturity (b)--10.8%
                    Allegheny County Hospital Development Authority Revenue:
    95,000  AAA      Magee Womans Hospital, 10.125% due 10/1/02                               98,740
   405,000  NR       Montefiore Hospital Association Western Pennsylvania,
                       6.875% due 7/1/09                                                     440,911
   310,000  AAA     Berks County Municipal Authority Hospital Revenue,
                     Community General Hospital, 9.500% due 7/1/05                           336,359
   535,000  AAA     Bristol Township Authority Sewer Revenue, MBIA-Insured,
                     10.125% due 4/1/09                                                      656,188
 1,835,000  AAA     Cambria County Hospital Development Authority, Hospital Revenue,
                     Conemaugh Valley Memorial Hospital, 7.625% due 9/1/11+                2,094,029
   135,000  AAA     Coatesville Water Guaranteed Revenue, 6.250% due 10/15/13                147,111
 1,070,000  AAA     Conneaut School District, AMBAC-Insured, 9.500% due 5/1/12             1,327,592
   315,000  AAA     Hopewell Township, Special Obligation, 10.600% due 5/1/13                390,348
   200,000  AAA     Lewisburg Area School District, AMBAC-Insured,
                     9.750% due 2/15/04                                                      217,764
   460,000  NR      Pennsylvania Housing Finance Agency, 7.750% due 12/1/07                  512,771


                       SEE NOTES TO FINANCIAL STATEMENTS.

         19 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Escrowed to Maturity (b)--10.8% (continued)
$   45,000  AAA     Pennsylvania State Higher Educational Facilities Authority,
                     College & University Revenue, Temple University,
                     MBIA-Insured, 9.375% due 6/15/03                                   $   47,047
   155,000  AAA     Scranton-Lackawanna Health & Welfare Authority Revenue,
                     (University of Scranton Project), AMBAC-Insured,
                     10.000% due 10/1/03                                                   165,442
   155,000  AAA     Southeastern Greene School District, 9.375% due 7/1/03                 162,389
   305,000  AAA     Washington County Authority Lease Revenue, MBIA-Insured,
                     7.875% due 12/15/18                                                   400,987
   355,000  AAA     West Chester Sewer Revenue, 9.750% due 5/1/07                          410,678
                    Westmoreland County Municipal Authority:
   945,000  AAA      Special Obligation, 9.125% due 7/1/10                               1,088,139
   130,000  Aaa*     Water Revenue, 8.500% due 7/1/04                                      135,832
   195,000  AAA     York GO, AMBAC-Insured, 8.875% due 6/1/06                              214,584
--------------------------------------------------------------------------------------------------
                                                                                         8,846,911
--------------------------------------------------------------------------------------------------
Finance--1.3%
 1,000,000  BBB-    Virgin Islands Public Finance Authority Revenue, Gross Receipts
                     Taxes, Series A, 6.500% due 10/1/24                                 1,041,660
--------------------------------------------------------------------------------------------------
General Obligation--11.7%
 1,000,000  AAA     Allegheny County GO, Series C-52, FGIC-Insured,
                     5.250% due 11/1/21                                                    995,110
 1,000,000  AAA     Armstrong County GO, MBIA-Insured, 5.400% due 6/1/31                 1,001,350
 1,000,000  AAA     Dauphin County GO, Second Series, AMBAC-Insured,
                     5.125% due 11/15/22                                                   976,930
 1,000,000  AAA     Greater Johnstown School District, Series B, MBIA-Insured,
                     5.500% due 8/1/18                                                   1,028,200
 1,000,000  AAA     Philadelphia School District, Series A, FSA-Insured,
                     5.500% due 2/1/31                                                   1,008,980
 1,660,000  AAA     Pittsburgh, PA GO, Series A, AMBAC-Insured, 5.250% due 9/1/22        1,647,600
 1,000,000  AAA     Puerto Rico Commonwealth GO, XLCA-Insured, 9.032% due 7/1/17         1,152,220
 1,000,000  AAA     South Park School District, Series A, FGIC-Insured,
                     5.125% due 8/1/27                                                     963,540
 2,000,000  AAA     Westmoreland County GO, Capital Appreciation, FGIC-Insured,
                     zero coupon due 12/1/18                                               805,980
--------------------------------------------------------------------------------------------------
                                                                                         9,579,910
--------------------------------------------------------------------------------------------------
Hospital--12.0%
 1,000,000  Baa3*   Allentown Area Hospital Authority Revenue, Sacred Heart Hospital
                     of Allentown, Series A, 6.750% due 11/15/14                           900,240
 1,500,000  NR      Chartiers Valley Industrial & Commercial Development Authority
                     Refunding, First Mortgage Revenue, Asbury Health Center,
                     6.375% due 12/1/24                                                  1,382,910
 1,000,000  AA      Geisinger Authority Health System, Pennsylvania State
                     Geisinger Health System, Series A, 5.000% due 8/15/28                 907,550


                       SEE NOTES TO FINANCIAL STATEMENTS.

         20 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Hospital--12.0% (continued)
$1,000,000  BBB+    Hazelton Health Services Authority, Hospital Revenue,
                     St. Joseph's Medical Center, 6.200% due 7/1/26                    $   938,080
 1,000,000  A-      Horizon Hospital System Authority, Hospital Revenue,
                     Horizon Hospital Systems Inc., 6.350% due 5/15/26                   1,001,410
 1,000,000  AA      Mifflin County Hospital Authority Revenue,
                     Radian-Insured, 6.200% due 7/1/30                                   1,044,990
 1,000,000  A+      Pennsylvania State Higher Education Facilities Authority Revenue,
                     UPMC Health Systems, Series A, 6.000% due 1/15/31                   1,002,830
   525,000  AA      Potter County Hospital Authority Revenue, Charles Cole
                     Memorial Hospital, Radian-Insured, 6.050% due 8/1/24                  555,917
   500,000  BBB-    Puerto Rico Industrial, Tourist, Educational, Medical &
                     Environmental Control Facilities, (Ryder Memorial Hospital
                     Project), Series A, 6.700% due 5/1/24                                 501,550
 1,000,000  A-      Sayre Health Care Facilities Authority Revenue, Guthrie Health,
                     Series A, 5.875% due 12/1/31                                          973,500
   750,000  BBB-    Scranton-Lackawanna Health & Welfare Authority Revenue,
                     (Moses Taylor Hospital Project), 6.250% due 7/1/20                    637,103
--------------------------------------------------------------------------------------------------
                                                                                         9,846,080
--------------------------------------------------------------------------------------------------
Housing: Multi-Family--0.3%
   205,000  AAA     Pittsburgh Urban Redevelopment Authority Mortgage Revenue,
                     Series B, GNMA/FNMA-Collateralized, 6.950% due 10/1/10 (c)            210,730
--------------------------------------------------------------------------------------------------
Housing: Single-Family--5.6%
                    Allegheny County, Residential Finance Authority Mortgage Revenue,
                     Single-Family Housing, GNMA-Collateralized:
   975,000  Aaa*       Series FF-2, 6.000% due 11/1/31 (c)                                 990,610
   995,000  Aaa*       Series II-2, 5.900% due 11/1/32 (c)                               1,006,283
                       Series Z:
   970,000  Aaa*         6.875% due 5/1/26 (c)                                           1,013,689
 1,085,000  Aaa*         Zero coupon due 5/1/27 (c)                                        169,976
   800,000  AA+     Pennsylvania Housing Finance Agency, Single-Family Mortgage
                     Revenue, Series 40, 6.900% due 4/1/25 (c)                             817,904
   610,000  AAA     Puerto Rico Housing Finance Agency, Single-Family Mortgage
                     Revenue, GNMA/FNMA/FHLMC-Collateralized,
                     6.250% due 4/1/29 (c)                                                 628,672
--------------------------------------------------------------------------------------------------
                                                                                         4,627,134
--------------------------------------------------------------------------------------------------
Industrial Development--4.0%
 1,000,000  Baa1*   Allegheny County IDA, Revenue Refunding Environmental
                     Improvement, USX Corp., 6.700% due 12/1/20                          1,023,120
 1,000,000  BBB     Erie County IDA, Environmental Improvement Revenue,
                     (International Paper Co. Project), Series A,
                     7.625% due 11/1/18 (c)                                              1,063,770


                       SEE NOTES TO FINANCIAL STATEMENTS.

         21 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Industrial Development--4.0% (continued)
$1,000,000  NR      Pennsylvania Economic Development Financing Authority
                     Exempt Facilities Revenue, National Gypsum Co.,
                     6.250% due 11/1/27 (c)                                             $  746,160
   500,000  AAA     Philadelphia Authority for Industrial Development Revenue,
                     Series B, AMBAC-Insured, 5.250% due 7/1/31                            486,840
--------------------------------------------------------------------------------------------------
                                                                                         3,319,890
--------------------------------------------------------------------------------------------------
Life Care--7.0%
 1,260,000  AA      Erie County Hospital Authority Health Facilities Revenue,
                     (St. Marys Home Project), Radian-Insured,
                     6.000% due 8/15/23                                                  1,303,029
 1,650,000  NR      Lancaster IDA Revenue, (Garden Spot Village Project),
                     Series A, 7.625% due 5/1/31                                         1,696,002
   500,000  NR      Montgomery County Higher Education & Health Authority
                     Revenue, Temple Continuing Care Center, 6.750% due 7/1/29             443,020
                    Montgomery County IDA, Retirement Community Revenue,
                     Adult Communities Total Services:
   770,000  A-         Series A, 5.875% due 11/15/22                                       758,642
 1,000,000  A-         Series B, 5.625% due 11/15/12                                     1,018,430
   565,000  AA      Schuylkill County IDA Revenue, Charity Obligation Group,
                     Series A, 5.000% due 11/1/28                                          515,483
--------------------------------------------------------------------------------------------------
                                                                                         5,734,606
--------------------------------------------------------------------------------------------------
Miscellaneous--15.9%
                    Dauphin County General Authority:
 1,230,000  NR       Hotel & Conference Center, Hyatt Regency, 6.200% due 1/1/29         1,062,745
 1,500,000  NR       Office & Package, Riverfront Office, 6.000% due 1/1/25              1,402,950
 3,000,000  AAA     Delaware Valley Regional Finance Authority, Local
                     Government Revenue, Series A, 5.500% due 8/1/28                     3,106,110
   900,000  AAA     Emmaus General Authority Revenue, 1.500% due 12/1/28                   900,000
 1,560,000  NR      New Morgan Municipal Authority Office Revenue,
                     (Commonwealth Office Project), Series A, 6.500% due 6/1/25          1,554,275
                    Philadelphia Authority for Industrial Development Lease Revenue,
                     Series B, FSA-Insured:
 1,000,000  AAA        5.500% due 10/1/19                                                1,027,280
 1,500,000  AAA        5.250% due 10/1/30                                                1,450,530
 1,000,000  BB+     Puerto Rico Industrial, Tourist, Educational, Medical
                     & Environmental Control Facilities, (San Lucas & Cristo
                     Project A), 5.750% due 6/1/19                                         898,240
 1,500,000  A-      Puerto Rico Public Finance Corp., Commonwealth Appropriation,
                     Series E, 6.000% due 8/1/26                                         1,629,510
--------------------------------------------------------------------------------------------------
                                                                                        13,031,640
--------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         22 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Pollution Control--5.5%
$1,000,000  BBB     Bradford County IDA, Solid Waste Disposal Revenue,
                     (International Paper Co., Project A), 6.600% due 3/1/19 (c)       $ 1,019,180
 1,000,000  BBB     Delaware County IDA, Revenue Refunding Resource Recovery
                     Facility, Series A, 6.200% due 7/1/19                               1,030,220
 1,000,000  AAA     Harrisburg Authority Resource Recovery Facility Revenue,
                     Series A, FSA-Insured, 5.500% due 9/1/25                            1,015,410
 1,000,000  BB-     New Morgan IDA, Solid Waste Disposal Revenue,
                     (New Morgan Landfill Co., Inc. Project), 6.500% due 4/1/19 (c)        972,980
   500,000  BBB-    Pennsylvania Economic Development Financing Authority,
                     Resource Recovery Revenue, (Colver Project), Series D,
                     7.150% due 12/1/18 (c)                                                522,185
--------------------------------------------------------------------------------------------------
                                                                                         4,559,975
--------------------------------------------------------------------------------------------------
Pre-Refunded (d)--2.6%
   500,000  AAA     Allegheny County Hospital Development Authority Revenue,
                     (General Hospital Project), Series A, MBIA-Insured,
                     (Call 9/1/07 @ 100), 6.250% due 9/1/20                                545,260
 1,000,000  Aaa*    Erie Sewer Authority Sewer Revenue, MBIA-Insured,
                     (Call 6/1/10 @ 100), 6.000% due 6/1/21                              1,077,370
   400,000  AAA     Guam Power Authority Revenue, Series A, (Call 10/1/04 @ 102),
                      6.750% due 10/1/24                                                   444,656
    90,000  AAA     Philadelphia Hospital Authority Revenue, (United Hospital Inc.,
                     Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08                     106,482
--------------------------------------------------------------------------------------------------
                                                                                         2,173,768
--------------------------------------------------------------------------------------------------
Public Facilities--2.1%
   500,000  A-++    Allegheny County Redevelopment Authority Tax Increment Revenue,
                     (Waterfront Project), Series A, 6.300% due 12/15/18                   515,245
   745,000  AAA     Harrisburg Redevelopment Authority, FSA-Insured,
                     zero coupon due 5/1/19                                                289,604
 3,000,000  AAA     Westmoreland County Municipal Authority, Municipal Service
                     Revenue, Capital Appreciation, Series A, MBIA-Insured,
                     zero coupon due 8/15/22                                               964,500
--------------------------------------------------------------------------------------------------
                                                                                         1,769,349
--------------------------------------------------------------------------------------------------
Solid Waste--1.2%
 1,000,000  AA-     Pennsylvania Economic Development Financing Authority, Solid
                     Waste Disposal Revenue, (Procter & Gamble Paper Project),
                     5.375% due 3/1/31 (c)                                                 956,880
--------------------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         23 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2002
--------------------------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------
Transportation--7.8%
$1,000,000  AAA     Allegheny County Port Authority Special Revenue, FGIC-Insured,
                     5.000% due 3/1/29                                                 $   940,840
 1,500,000  AAA     Delaware River Port Authority of Pennsylvania & New Jersey,
                     9.088% due 1/1/18                                                   1,607,310
 1,125,000  A3*     Pennsylvania Economic Development Financing Authority Exempt
                     Facility Revenue, (Amtrak Project), Series A,
                     6.375% due 11/1/41 (c)                                              1,114,492
 1,500,000  AAA     Pennsylvania State Turnpike Commission, AMBAC-Insured,
                     5.500% due 7/15/32                                                  1,514,940
 1,250,000  AAA     Puerto Rico Commonwealth Highway & Transportation Authority,
                     Highway Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36          1,200,463
--------------------------------------------------------------------------------------------------
                                                                                         6,378,045
--------------------------------------------------------------------------------------------------
Utilities-- 0.4%
 1,000,000  AAA     Erie Pennsylvania Water Authority, Water Revenue, Capital
                     Appreciation, MBIA-Insured, zero coupon due 12/1/22                   316,270
--------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $81,916,935**)                                             $82,073,924
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.


(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds are escrowed with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

+ A portion of this security has been segregated for open futures contracts commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.


   See pages 25 and 26 for definitions of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

         24 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      --  Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and B       speculative with respect to the issuer's capacity to pay
            interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     --  Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
            characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes in this class.

         25 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

A       --  Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR      --  Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
 SHORT-TERM SECURITY RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1     --  Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a (+) sign.
P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  --  Moody's highest rating for issues having demand feature -- VRDO.
VMIG 2  --  Moody's second highest rating for issues having a demand feature -- VRDO.

--------------------------------------------------------------------------------
 SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------
ABAG    --  Association of Bay Area
            Governments
ACA     --  American Capital Assurance
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance
            Company
CHFCLI  --  California Health Facility
            Construction Loan Insurance
CONNIE  --  College Construction Loan
  LEE         Insurance Association
COP     --  Certificate of Participation
EDA     --  Economic Development
            Authority
ETM     --  Escrowed to Maturity
FGIC    --  Financial Guaranty Insurance
            Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage
            Corporation
FLAIRS  --  Floating Adjustable Interest Rate
            Securities
FNMA    --  Federal National Mortgage
            Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage
            Association
GO      --  General Obligation
HDC     --  Housing Development
            Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Authority
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors
            Assurance Corporation
MFH     --  Multi-Family Housing
MVRICS  --  Municipal Variable Rate Inverse
            Coupon Security
PCR     --  Pollution Control Revenue
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt
            Securities
SYCC    --  Structured Yield Curve Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax-Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation
            Notes
VA      --  Veterans Administration
VRWE    --  Variable Rate Wednesday Demand
XLCA    --  XLCapital Assurance

         26 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          MARCH 31, 2002
--------------------------------------------------------------------------------
                                                      Georgia      Pennsylvania
                                                     Portfolio       Portfolio
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $60,422,750 and
    $81,916,935, respectively)                     $61,810,801      $82,073,924
  Cash                                                   4,969           53,421
  Interest receivable                                1,060,985        1,439,965
  Receivable for Fund shares sold                      103,051          468,417
  Receivable for securities sold                         5,000               --
  Receivable from broker - variation margin              8,438           16,875
  Total Assets                                      62,993,244       84,052,602
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                     192,034               --
  Management fees payable                               50,660           17,905
  Distribution fees payable                             20,730           40,136
  Payable for Fund shares purchased                      1,002            4,400
  Accrued expenses                                      63,061           40,520
  Total Liabilities                                    327,487          102,961
--------------------------------------------------------------------------------
Total Net Assets                                   $62,665,757      $83,949,641
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest       $     4,903      $     6,573
  Capital paid in excess of par value               62,998,161       85,625,218
  Undistributed net investment income                    8,299            5,841
  Accumulated net realized loss from
        security transactions                       (1,730,220)      (1,838,105)
Net unrealized appreciation of investments
        and futures contracts                        1,384,614          150,114
Total Net Assets                                   $62,665,757      $83,949,641
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                            3,355,466        2,765,009
--------------------------------------------------------------------------------
  Class B                                              904,560        2,829,888
  Class L                                              643,453          978,234
Net Asset Value:
  Class A (and redemption price)                   $     12.79      $     12.79
--------------------------------------------------------------------------------
  Class B *                                        $     12.76      $     12.76
  Class L **                                       $     12.75      $     12.75
Maximum Public Offering Price Per Share:
  Class A (net asset value plus
        4.17% of net asset value)                  $     13.32      $     13.32
--------------------------------------------------------------------------------
  Class L (net asset value plus
        1.01% of net asset value)                  $     12.88      $     12.88
--------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       SEE NOTES TO FINANCIAL STATEMENTS.

         27 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                      Georgia      Pennsylvania
                                                     Portfolio       Portfolio
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                         $ 3,704,788      $ 4,558,740
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             291,856          351,596
  Distribution fees (Note 4)                           199,194          348,651
  Shareholder and system servicing fees                 32,013           29,088
  Shareholder communications                            18,057           23,389
  Audit and legal                                       15,903           13,537
  Pricing service fees                                  13,787           10,980
  Registration fees                                     11,957            4,057
  Custody                                                2,928            3,660
  Trustees' fees                                           715              732
  Other                                                  7,642            6,973
  Total Expenses                                       594,052          792,663
  Less: Management fee waiver (Note 4)                      --         (156,264)
--------------------------------------------------------------------------------
  Net Expenses                                         594,052          636,399
--------------------------------------------------------------------------------
Net Investment Income                                3,110,736        3,922,341
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain (Loss) From Security Transactions
      (excluding short-term securities):
    Proceeds from sales                             27,615,094       38,022,830
    Cost of securities sold                         27,146,611       38,332,630
  Net Realized Gain (Loss)                             468,483         (309,800)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Note 1)    (1,957,401)        (375,997)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts       (1,488,918)        (685,797)
Increase in Net Assets From Operations             $ 1,621,818      $ 3,236,544
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         28 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEAR ENDED MARCH 31,
--------------------------------------------------------------------------------


Georgia Portfolio                                     2002             2001
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                          $  3,110,736      $  2,954,511
  Net realized gain (loss)                            468,483          (392,660)
  Increase (decrease) in net
        unrealized appreciation                    (1,957,401)        3,578,918
  Increase in Net Assets From Operations            1,621,818         6,140,769
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS from (NOTE 3):
  Net investment income                            (3,104,995)       (2,979,999)
  In excess of net investment income                   (9,655)               --
  Decrease in Net Assets From
    Distributions to Shareholders                  (3,114,650)       (2,979,999)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  9,198,902         9,962,155
  Net asset value of shares issued
        for reinvestment of dividends               1,231,065         1,264,885
  Cost of shares reacquired                       (10,478,946)      (10,674,888)
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                           (48,979)          552,152
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  (1,541,811)        3,712,922
NET ASSETS:
  Beginning of year                                64,207,568        60,494,646
--------------------------------------------------------------------------------
  End of year*                                   $ 62,665,757      $ 64,207,568

* Includes undistributed (overdistributed)
        net investment income of:                $      8,299      $     (3,951)
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         29 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                For the Years Ended March 31,

Pennsylvania Portfolio                                2002             2001
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                          $  3,922,341      $  3,356,728
  Net realized gain (loss)                           (309,800)           67,651
  Increase (decrease) in net
        unrealized appreciation                      (375,997)        3,494,677
  Increase in Net Assets From Operations            3,236,544         6,919,056
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS from (NOTE 3):
  Net investment income                            (3,945,579)       (3,376,563)
  In excess of net investment income                  (36,065)               --
  Decrease in Net Assets From
    Distributions to Shareholders                  (3,981,644)       (3,376,563)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from sale of shares                     20,932,439        14,139,340
  Net asset value of shares issued
        for reinvestment of dividends               2,194,515         1,978,025
  Cost of shares reacquired                        (9,909,815)      (11,091,107)
  Increase in Net Assets From Fund
        Share Transactions                         13,217,139         5,026,258
--------------------------------------------------------------------------------
Increase in Net Assets                             12,472,039         8,568,751
NET ASSETS:
  Beginning of year                                71,477,602        62,908,851
--------------------------------------------------------------------------------
  End of year*                                   $ 83,949,641      $ 71,477,602

* Includes undistributed net investment income
  of:                                            $      5,841      $     21,045
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         30 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  Significant Accounting Policies
The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, National, New York, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolios capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly for the Georgia and Pennsylvania Portfolios, a portion of overdistributed net

         31 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

investment income amounting to $9,655 and $36,065, respectively, were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement effective April 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income increased by $6,994 and $2,668, net realized gain decreased by $5,093 and net realized loss increased by $1,536, and the change in net unrealized appreciation of investments decreased by $1,901 and $1,132, for Georgia and Pennsylvania Portfolios, respectively. In addition, the Portfolios recorded adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $11,602 and $9,570, for Georgia and Pennsylvania Portfolios, respectively, to reflect the cumulative effect of this change up to the date of the adoption.


2.  Portfolio Concentration
Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.


3.  Exempt-Interest Dividends and Other Distributions
Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from

         32 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


4.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolios pay SBFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the year ended March 31, 2002, SBFM waived management fee of $156,264 for the Pennsylvania Portfolio.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolios paid transfer agent fees totaling $32,843 to TB&T.

The totals for each Portfolio were as follows:

Portfolio                                                 Transfer Agent Fees
--------------------------------------------------------------------------------
Georgia                                                           $20,435
--------------------------------------------------------------------------------
Pennsylvania                                                       12,408
--------------------------------------------------------------------------------


Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from

         33 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2002, CDSCs paid to SSB and sales charges received by SSB were approximately:

                                                  CDSCS         SALES CHARGES
                                                --------      -----------------
PORTFOLIO                                        CLASS B     CLASS A    CLASS L
--------------------------------------------------------------------------------
Georgia                                         $ 8,000     $56,000     $17,000
--------------------------------------------------------------------------------
Pennsylvania                                     18,000      88,000      25,000
--------------------------------------------------------------------------------


Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2002, total Distribution Plan fees incurred were:

Portfolio                                        Class A     Class B    Class L
--------------------------------------------------------------------------------
Georgia                                          $67,956    $ 74,242    $56,996
--------------------------------------------------------------------------------
Pennsylvania                                      49,498     217,242     81,911
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


5.  Investments
During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     Georgia     Pennsylvania
                                                    Portfolio      Portfolio
--------------------------------------------------------------------------------
Purchases                                         $27,789,231    $49,432,977
--------------------------------------------------------------------------------
Sales                                              27,615,094     38,022,830
--------------------------------------------------------------------------------

         34 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     Georgia     Pennsylvania
                                                    Portfolio      Portfolio
--------------------------------------------------------------------------------
Gross unrealized appreciation                     $ 2,449,852    $ 1,600,657
Gross unrealized depreciation                      (1,061,801)    (1,443,668)
--------------------------------------------------------------------------------
Net unrealized appreciation                       $ 1,388,051    $   156,989
--------------------------------------------------------------------------------


6.  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Portfolios had the following open futures contracts:

                         # of                   Basis      Market    Unrealized
Georgia Portfolio      Contracts  Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
To Sell:
20-year U.S.
Treasury Bond            10        6/02     $ 978,125   $  981,562   $(3,437)
--------------------------------------------------------------------------------


Pennsylvania             # of                   Basis      Market    Unrealized
Portfolio              Contracts  Expiration    Value       Value       Loss
--------------------------------------------------------------------------------
To Sell:
20-year U.S.
Treasury Bond            20        6/02     $1,956,250  $1,963,125   $(6,875)
--------------------------------------------------------------------------------

         35 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7.  Capital Loss Carryforwards
At March 31, 2002, the Georgia and Pennsylvania Portfolios had, for Federal income tax purposes, approximately $1,684,000 and $1,684,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

Portfolio                                        2008       2009         2010
--------------------------------------------------------------------------------
Georgia                                       $737,000    $947,000    $     --
--------------------------------------------------------------------------------
Pennsylvania                                   668,000     857,000     159,000
--------------------------------------------------------------------------------


8.  Shares of Beneficial Interest
At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                                     Class A     Class B      Class L
--------------------------------------------------------------------------------
Georgia                                     $43,059,828 $11,578,084  $ 8,365,152
--------------------------------------------------------------------------------
Pennsylvania                                 36,485,906  36,486,524   12,659,361
--------------------------------------------------------------------------------

         36 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Transactions in shares of each class were as follows:

                                 Year Ended                    Year Ended
                               March 31, 2002                March 31, 2001
                            ---------------------        -----------------------
Georgia Portfolio           Shares        Amount         Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                 419,295    $ 5,487,654       507,739    $ 6,608,687
Shares issued on
  reinvestment               51,857        675,212        61,586        778,126
Shares reacquired          (600,562)    (7,812,361)     (561,687)    (7,129,877)
--------------------------------------------------------------------------------
Net Increase (Decrease)    (129,410)   $(1,649,495)        7,638    $   256,936
--------------------------------------------------------------------------------
Class B
Shares sold                 149,140    $ 1,948,252       103,568    $ 1,313,095
Shares issued on
  reinvestment               21,645        281,373        20,779        262,593
Shares reacquired          (119,936)    (1,566,046)     (199,358)    (2,523,613)
--------------------------------------------------------------------------------
Net Increase (Decrease)      50,849    $   663,579       (75,011)   $  (947,925)
--------------------------------------------------------------------------------
Class L
Shares sold                 134,920    $ 1,762,996       159,064    $ 2,040,373
Shares issued on
  reinvestment               21,126        274,480        17,728        224,166
Shares reacquired           (84,078)    (1,100,539)      (81,419)    (1,021,398)
--------------------------------------------------------------------------------
Net Increase                 71,968    $   936,937        95,373    $ 1,243,141
--------------------------------------------------------------------------------

Pennsylvania Portfolio
--------------------------------------------------------------------------------
Class A
Shares sold                 707,048    $ 9,192,679       491,279    $ 6,217,082
Shares issued on
  reinvestment               83,379      1,079,237        81,015      1,009,519
Shares reacquired          (446,834)    (5,818,552)     (447,242)    (5,487,992)
--------------------------------------------------------------------------------
Net Increase                343,593    $ 4,453,364       125,052    $ 1,738,609
--------------------------------------------------------------------------------
CLASS B
Shares sold                 657,291    $ 8,586,573       489,075    $ 6,110,121
Shares issued on
  reinvestment               66,987        804,113        56,185        699,260
Shares reacquired          (218,576)    (2,836,128)     (381,940)    (4,744,589)
--------------------------------------------------------------------------------
Net Increase                505,702    $ 6,554,558       163,320    $ 2,064,792
--------------------------------------------------------------------------------
Class L
Shares sold                 242,033    $ 3,153,187       144,826    $ 1,812,137
Shares issued on
  reinvestment               26,043        311,165        21,628        269,246
Shares reacquired           (97,621)    (1,255,135)      (68,746)      (858,526)
--------------------------------------------------------------------------------
Net Increase                170,455    $ 2,209,217        97,708    $ 1,222,857
--------------------------------------------------------------------------------

         37 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:


                                                           Class A Shares
                                    --------------------------------------------------------
Georgia Portfolio                     2002(1)     2001(1)     2000(1)    1999(1)    1998
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                   $ 13.08     $ 12.40     $ 13.43    $ 13.43    $ 12.48
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)(3)            0.65        0.64        0.65       0.62       0.67
  Net realized and unrealized
    gain (loss)(3)                      (0.29)       0.69       (1.06)      0.12       1.03
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.36        1.33       (0.41)      0.74       1.70
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.65)      (0.65)      (0.62)     (0.62)     (0.67)
  In excess of net investment income    (0.00)*        --          --      (0.03)        --
  Net realized gains                       --          --          --      (0.09)     (0.08)
--------------------------------------------------------------------------------------------
Total Distributions                     (0.65)      (0.65)      (0.62)     (0.74)     (0.75)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.79     $ 13.08     $ 12.40    $ 13.43    $ 13.43
--------------------------------------------------------------------------------------------
Total Return                             2.76%      11.02%      (2.97)%     5.61%     13.85%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $42,917     $45,594     $43,100    $34,680    $20,502
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(4)                        0.75%       0.75%       0.68%      0.64%      0.50%
   Net investment income(3)              4.97        5.08        4.74       4.63       5.10
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    43%         35%         98%        48%        36%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class A            $0.01       $0.04                  0.74%      0.83%

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002 the ratio of net investment income to average net assets would have been 4.95%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

 *   Amount represents less than $0.01 per share.

         38 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:


                                                          Class B Shares
                                    ---------------------------------------------------------
Georgia Portfolio                     2002(1)     2001(1)      2000(1)   1999(1)    1998
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                   $ 13.07     $ 12.40      $ 13.42    $ 13.43   $ 12.47
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)(3)            0.58        0.58         0.56       0.56      0.61
  Net realized and unrealized
    gain (loss)(3)                      (0.30)       0.68        (1.03)      0.10      1.03
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.28        1.26        (0.47)      0.66      1.64
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.59)      (0.59)       (0.55)     (0.55)    (0.60)
  In excess of net investment income    (0.00)*        --           --      (0.03)       --
  Net realized gains                       --          --           --      (0.09)    (0.08)
---------------------------------------------------------------------------------------------
Total Distributions                     (0.59)      (0.59)       (0.55)     (0.67)    (0.68)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.76     $ 13.07      $ 12.40    $ 13.42   $ 13.43
---------------------------------------------------------------------------------------------
Total Return                             2.12%      10.39%       (3.45)%     4.99%     3.39%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $11,544     $11,154      $11,503    $13,633   $10,712
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(4)                        1.29%       1.30%        1.30%      1.15%     1.02%
   Net investment income(3)              4.42        4.56         4.47       4.12      4.58
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    43%         35%          98%        48%       36%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class B            $0.02       $0.04                  1.26%      1.35%

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002 the ratio of net investment income to average net assets would have been 4.41%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%

 * Amount represents less than $0.01 per share.

         39 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:


                                                        Class L Shares
                                    -------------------------------------------------------
Georgia Portfolio                     2002(1)    2001(1)    2000(1)   1999(1)(2)    1998
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                    $13.05     $12.39     $13.41    $13.41     $12.46
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)            0.57       0.57       0.56      0.55       0.60
  Net realized and unrealized
    gain (loss)(4)                      (0.29)      0.67      (1.04)     0.12       1.02
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.28       1.24      (0.48)     0.67       1.62
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.58)     (0.58)     (0.54)    (0.55)     (0.59)
  In excess of net investment income    (0.00)*       --         --     (0.03)        --
  Net realized gains                       --         --         --     (0.09)     (0.08)
-------------------------------------------------------------------------------------------
Total Distributions                     (0.58)     (0.58)     (0.54)    (0.67)     (0.67)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $12.75     $13.05     $12.39    $13.41     $13.41
-------------------------------------------------------------------------------------------
Total Return                             2.15%     10.26%     (3.51)%    5.01%     13.23%
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $8,205     $7,460     $5,893    $7,304     $4,641
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)(5)                        1.34%      1.35%      1.33%     1.20%      1.06%
   Net investment income(4)              4.39       4.48       4.44      4.07       4.54
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    43%        35%        98%       48%        36%
-------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class L            $0.02       $0.04                  1.31%      1.39%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002 the ratio of net investment income to average net assets would have been 4.37%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

 *   Amount represents less than $0.01 per share.

         40 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:


                                                  Class A Shares
                                    ---------------------------------------------------------
Pennsylvania Portfolio                2002(1)     2001(1)    2000(1)     1999(1)     1998
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                   $ 12.89     $ 12.18    $ 13.44    $ 13.54    $ 12.66
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)(3)            0.69        0.69       0.67       0.66       0.73
  Net realized and unrealized
    gain (loss)(3)                      (0.09)       0.71      (1.25)      0.08       0.95
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.60        1.40      (0.58)      0.74       1.68
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.69)      (0.69)     (0.66)     (0.69)     (0.69)
  In excess of net investment income    (0.01)         --         --         --         --
  Net realized gains                       --          --      (0.02)     (0.15)     (0.11)
---------------------------------------------------------------------------------------------
Total Distributions                     (0.70)      (0.69)     (0.68)     (0.84)     (0.80)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.79     $ 12.89    $ 12.18    $ 13.44    $ 13.54
---------------------------------------------------------------------------------------------
Total Return                             4.69%      11.84%     (4.31)%     5.61%     13.52%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $35,370     $31,203    $27,978    $31,718    $15,955
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(4)                        0.50%       0.54%      0.63%      0.50%      0.37%
   Net investment income(3)              5.34        5.55       5.29       4.94       5.46
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    49%         34%        54%        49%        81%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                     Expense Ratios
              Net Investment Income            Without Fee Waivers and/or
               Per Share Decreases               Expense Reimbursements
       --------------------------------     --------------------------------
         2002  2001  2000  1999  1998         2002  2001  2000  1999  1998
         ----- ----- ----- ----- -----        ----- ----- ----- ----- -----
Class A  $0.03 $0.02 $0.01 $0.03 $0.05        0.70% 0.74% 0.75% 0.75% 0.79%

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002 the ratio of net investment income to average net assets would have been 5.33%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.


(4) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%

         41 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                          Class B Shares
                                    ---------------------------------------------------------
Pennsylvania Portfolio                2002(1)    2001(1)    2000(1)     1999(1)    1998
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                   $ 12.86    $ 12.17    $ 13.42    $ 13.52   $ 12.64
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)(3)            0.62       0.62       0.60       0.60      0.65
  Net realized and unrealized
    gain (loss)(3)                      (0.08)      0.70      (1.24)      0.07      0.96
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.54       1.32      (0.64)      0.67      1.61
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.63)     (0.63)     (0.59)     (0.62)    (0.62)
  In excess of net investment income    (0.01)        --         --         --        --
  Net realized gains                       --         --      (0.02)     (0.15)    (0.11)
---------------------------------------------------------------------------------------------
Total Distributions                     (0.64)     (0.63)     (0.61)     (0.77)    (0.73)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.76    $ 12.86    $ 12.17    $ 13.42   $ 13.52
---------------------------------------------------------------------------------------------
Total Return                             4.22%     11.15%     (4.78)%     5.07%    12.97%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $36,108    $29,894    $26,296    $25,234   $19,268
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(4)                        1.03%      1.08%      1.15%      1.01%     0.89%
   Net investment income(3)              4.80       5.01       4.79       4.45      4.94
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    49%        34%        54%        49%       81%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                     Expense Ratios
              Net Investment Income            Without Fee Waivers and/or
               Per Share Decreases               Expense Reimbursements
       --------------------------------     --------------------------------
         2002  2001  2000  1999  1998         2002  2001  2000  1999  1998
         ----- ----- ----- ----- -----        ----- ----- ----- ----- -----
Class A  $0.03 $0.02 $0.01 $0.03 $0.05        1.24% 1.28% 1.26% 1.26% 1.31%

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002, the change to net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%

         42 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                         Class L Shares
                                    ---------------------------------------------------------
Pennsylvania Portfolio                2002(1)    2001(1)    2000(1)    1999(1)(2) 1998
---------------------------------------------------------------------------------------------
  Net Asset Value,
  Beginning of Year                   $ 12.85    $ 12.16     $13.41    $ 13.51     $12.64
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)(4)            0.62       0.61       0.59       0.60       0.64
  Net realized and unrealized
    gain (loss)(4)                      (0.09)      0.70      (1.24)      0.06       0.96
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      0.53       1.31      (0.65)      0.66       1.60
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.62)     (0.62)     (0.58)     (0.61)     (0.62)
  In excess of net investment income    (0.01)        --         --         --         --
  Net realized gains                       --         --      (0.02)     (0.15)     (0.11)
---------------------------------------------------------------------------------------------
Total Distributions                     (0.63)     (0.62)     (0.60)     (0.76)     (0.73)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $ 12.75    $ 12.85     $12.16    $ 13.41     $13.51
---------------------------------------------------------------------------------------------
Total Return                             4.16%     11.08%     (4.83)%     5.02%     12.84%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $12,472    $10,381     $8,635    $10,490     $7,729
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)(5)                        1.08%      1.16%      1.20%      1.07%      0.94%
   Net investment income(4)              4.77       4.94       4.70       4.40       4.89
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    49%        34%        54%        49%        81%
---------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3) The Manager has waived all or part of its fees for the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                     Expense Ratios
              Net Investment Income            Without Fee Waivers and/or
               Per Share Decreases               Expense Reimbursements
       --------------------------------     --------------------------------
         2002  2001  2000  1999  1998         2002  2001  2000  1999  1998
         ----- ----- ----- ----- -----        ----- ----- ----- ----- -----
Class A  $0.03 $0.02 $0.01 $0.03 $0.05        1.28% 1.36% 1.32% 1.32% 1.36%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1, for the year ended March 31, 2002 the ratio of net investment income to average net assets would have been 4.76%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%

         43 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Georgia Portfolio and Pennsylvania Portfolio ("Portfolios") of Smith Barney Muni Funds ("Fund") as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Fund as of March 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

New York, New York
May 15, 2002

         44 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
Information about Trustees and Officers
The business and affairs of the Smith Barney Muni Funds ("Trust") - Georgia and Pennsylvania Portfolios ("Portfolios") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolios, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                NUMBER OF
                                                                                INVESTMENT
                                            TERM OF                             COMPANIES
                                          OFFICE* AND    PRINCIPAL              IN FUND
                           POSITION(S)       LENGTH    OCCUPATION(S)            COMPLEX         OTHER
                            HELD WITH       OF TIME     DURING PAST             OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND          SERVED     FIVE YEARS              BY TRUSTEE   HELD BY TRUSTEE
-------------------------    --------      ---------   -----------              ----------   ---------------
NON-INTERESTED
TRUSTEES:

Lee Abraham                  Trustee        Since       Retired: Former Chairman         9       Signet Group PLC
13732 LeHavre Drive                         1999        and CEO of Associated
Frenchman's Creek                                       Merchandising Corp., a
Palm Beach Gardens,                                     major retail merchandising
FL 33410                                                organization. Former Director
Age: 74                                                 of Galey & Lord, Liz
                                                        Claiborne, R.G. Barry Corpor-
                                                        ation and eNote.com Inc.

Allan J. Bloostein           Trustee        Since       President of Allan Bloostein    16       Taubman Centers
27 West 67th Street,                        1999        Associates, a consulting firm.           Inc.
New York, NY 10023                                      Former Director of CVS
Apt. 5FW                                                Corporation
Age: 72

Jane F. Dasher               Trustee        Since       Controller of PBK Holdings       9       None
Korsant Partners                            1999        Inc., a family investment
283 Greenwich Avenue,                                   company
3rd Floor
Greenwich, CT 06830
Age: 52

Donald R. Foley              Trustee        Since      Retired                           9       None
3668 Freshwater Drive                       1991
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.       Trustee        Since      Retired: Former Head of           9       None
2751 Vermont Route 140                      1999       the New Atlanta Jewish
Poultney, VT 05764                                     Community High School
Age: 60

Dr. Paul Hardin              Trustee        Since      Professor of Law &               15       None
12083 Morehead                              1994       Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                             University of North Carolina
Age: 70

Roderick C. Rasmussen        Trustee        Since      Investment Counselor              9       None
9 Cadence Court                             1991
Morristown, NJ 07960
Age: 75

John P. Toolan               Trustee        Since      Retired                           9       John Hancock
7202 Southeast Golf Ridge Way               1992                                                 Funds
Hobe Sound, FL 33455
Age: 71

         45 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)


                                                                                NUMBER OF
                                                                                INVESTMENT
                                            TERM OF                             COMPANIES
                                          OFFICE* AND    PRINCIPAL              IN FUND
                           POSITION(S)       LENGTH    OCCUPATION(S)            COMPLEX         OTHER
                            HELD WITH       OF TIME     DURING PAST             OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND          SERVED     FIVE YEARS              BY TRUSTEE   HELD BY TRUSTEE
-------------------------    --------      ---------   -----------              ----------   ---------------
INTERESTED TRUSTEE:

Heath B. McLendon            Director/       Since      Managing Director of            74       None
Salomon Smith Barney, Inc.   Chairman        1995       Salomon Smith Barney Inc.
125 Broad Street, 9th Floor                             ("SSB"); President and
New York, NY 10004                                      Director of Smith Barney
Age: 68                                                 Fund Management LLC
                                                        ("SBFM") and Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA"); Director of The
                                                        Travelers Investment
                                                        Management Company

----------------------
*Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.


OFFICERS:

Lewis E. Daidone             Senior Vice        Since   Managing Director of            N/A      N/A
Salomon Smith Barney Inc.    President and      1990    SSB; Chief Financial
125 Broad Street,            Treasurer                  Officer of the Smith
11th Floor                                              Barney Mutual Funds;
New York, NY 10004                                      Director and Senior
Age: 44                                                 Vice President of SBFM

Peter M. Coffey              Vice               Since   Managing Director of SSB;       N/A      N/A
Salomon Smith Barney Inc.    President          1987    Investment Officer of SBFM
333 West 34th Street         and
New York, NY 10001           Investment
Age: 57                      Officer

Christina T. Sydor           Secretary          Since   Managing Director of            N/A      N/A
Salomon Smith Barney Inc.                       1987    SSB; General Counsel
300 First Stamford Pace                                 and Secretary of
Stamford, CT 06902                                      SBFM and TIA
Age: 51

         46 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
For the year ended March 31, 2002, 99.80% and 99.90% of the dividends paid by the Portfolios from net investment income were tax exempt for regular Federal income tax and Georgia and Pennsylvania state income tax purposes, respectively.



         47 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                  SMITH BARNEY
                                   MUNI FUNDS


TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Christina T. Sydor
Secretary


INVESTMENT MANAGER
Smith Barney Fund
   Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

   Smith Barney Muni Funds
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds


[LOGO]:
SALOMON SMITH BARNEY
A member of CITIGROUP


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0789  5/02

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                                CALIFORNIA MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                         ANNUAL REPORT | MARCH 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

Dear Shareholder,

        [PHOTO OMITTED]                [PHOTO OMITTED]

        HEATH B.                       JOSEPH P.
        McLENDON                       DEANE

        Chairman                       Vice President

We are pleased to provide the annual report for Smith Barney Muni Funds - California Money Market Portfolio ("Portfolio") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

As of March 31, 2002, the Portfolio's seven-day current yield was 0.98%. The Portfolio's seven-day effective yield(1), which reflects compounding, was 0.98% (these numbers are the same due to rounding).

Assets in the Portfolio increased during the period as investors looked for alternatives to the volatile stock market. This asset growth, coupled with the Federal Open Market Committee's ("FOMC")(2) short-term interest rate reductions throughout 2001, pushed up prices and caused the Portfolio's yield to decline considerably during the period.

Investment Strategy

The Portfolio seeks to provide investors with income that is exempt from both regular federal income taxes and California personal income taxes(3) by investing in high-quality, short-term municipal obligations. The Portfolio also seeks liquidity and stability of principal.

Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any

----------
(1) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

(2) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(3) Certain investors may be subject to the Federal Alternative Minimum Tax ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

       1   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders
other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Market Overview

The FOMC left the federal funds rate ("fed funds rate")(4) unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance. In addition, after September 11th, the U.S. Federal Reserve Board ("Fed") injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could possibly be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations - which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness.

With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing. We also believe that there will be an increase in short-term municipal issuance in the near future, since many municipalities are facing projected budget deficits.

California Economic Highlights

In our view, the State of California has a very broad and diversified economy. Strong performance in the high technology, entertainment and import/export industries has fueled California's strong economic growth during the past several years.

However, we believe California faces a challenging future due to the downturn in the economy last year and ongoing energy-related concerns. A weak economy

----------
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

       2   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders
has led to lower tax revenues, an increase in unemployment and a $12.5 billion projected deficit for the upcoming fiscal year. The State's plan to close this budget gap includes spending cuts, accessing "one-time" sources of revenue, seeking increased federal aid and a considerable amount of borrowing.

Although the State has a fair amount of internally transferable funds, California's cash position remains weak because the State's general fund has not yet been reimbursed for the $6.1 billion it spent to buy power during last year's energy crisis. Additionally, the State has faced legal and political challenges in its attempts to sell $12 billion worth of power revenue bonds to replenish the general fund. Unfortunately, California's proposed solutions to budgetary problems generally rely on future economic growth improving dramatically. We believe any miscalculation could possibly lead to further deterioration of the State's credit rating. We will be monitoring this situation closely.

Portfolio Outlook

Going forward, we will continue to be prudent with respect to maintaining credit quality and diversification as we seek to maximize current income. We plan to focus on high-quality, liquid issues consisting of both variable and fixed-rate products. We also anticipate maintaining an average maturity target of less than 45 days in order to potentially take advantage of possible higher short-term interest rates as the economy strengthens.

Thank you for investing in the Smith Barney Muni Funds - California Money Market Portfolio.

Sincerely,


/s/ Heath B. McLendon                                /s/ Joseph P. Deane

Heath B. McLendon                                    Joseph P. Deane
Chairman                                             Vice President and
                                                     Investment Officer

April 19, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 4 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.

       3   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                           March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
$    6,180,000    A-1+       ABAG Finance Luile Packard Childrens Hospital Series 93
                               AMBAC-Insured 1.45% VRDO                                        $    6,180,000
                             ABN-AMRO Munitops Certificates PART:
     3,500,000    VMIG 1*      Contra Costa Water Revenue FGIC-Insured 2.85% due 5/22/02            3,500,000
    17,000,000    VMIG 1*      Los Angeles Waste Water FGIC-Insured 1.45% due 7/5/06               17,000,000
    19,675,000    VMIG 1*      Port of Oakland FGIC-Insured 2000-5 1.48% due 5/7/08 AMT            19,675,000
     6,500,000    VMIG 1*      Sacramento Airport FGIC-Insured 1.45% VRDO                           6,500,000
    14,500,000    VMIG 1*      San Diego Water Project FGIC-Insured 1.45% VRDO                     14,500,000
    41,340,000    VMIG 1*      San Francisco Airport FGIC-Insured 4.10% due 5/14/02 AMT            41,340,000
    28,965,000    VMIG 1*      Series 2000-1 MBIA-Insured 1.30% VRDO                               28,965,000
     1,200,000    SP-1+      Alameda County IDR Design Workshop 1.60% VRDO AMT                      1,200,000
     2,400,000    VMIG 1*    Alvord Unified School District Financing Corp. 1.50% VRDO              2,400,000
     6,180,000    A-1+       Anaheim Housing Authority MFH Revenue Bonds Var-Sea
                               Wind Apartments Series C 1.45% VRDO AMT                              6,180,000
     5,300,000    A-1        Anaheim UHSD FSA-Insured 1.70% VRDO                                    5,300,000
     4,450,000    VMIG1*     Barstow MFH Rim Rock Village 1.42% VRDO AMT                            4,450,000
    10,000,000    VMIG1*     Berkeley Transportation Revenue 3.00% due 12/5/02                     10,073,310
     9,380,000    SP-1+      Berkeley Unified School District 3.00% due 10/23/02                    9,463,277
                             California Alternative Energy Rock Creek Project:
    25,000,000    A-1+         Bay Area Toll Bridge Authority AMBAC-Insured 1.30% VRDO             25,000,000
     4,400,000    VMIG 1*      Series 86 1.60% VRDO AMT                                             4,400,000
                             California Cities Home Ownership:
    29,785,000    A-1+         Series A 1.45% VRDO                                                 29,785,000
     5,650,000    A-1+         Series B 1.45% VRDO                                                  5,650,000
    10,370,000    A-1+       California Department of Water Resources TECP 1.35% VRDO              10,370,000
     8,150,000    NR         California EFA Revenue Bonds St. Mary's College Series B
                               1.45% VRDO                                                           8,150,000
                             California Health Facility Authority:
     6,525,000    A-1+         Adventist Health System Series B 1.35% VRDO                          6,525,000
     5,600,000    A-1+         Catholic Healthcare Series B MBIA-Insured 1.65% VRDO                 5,600,000
    28,575,000    A-1+         Presbyterian Homes MBIA-Insured 1.48% VRDO                          28,575,000
     9,100,000    A-1          Scripps Health Care Series A MBIA-Insured 1.45% VRDO                 9,100,000
     7,300,000    A-1+         Sutter Health Series B AMBAC-Insured 1.40% VRDO                      7,300,000
                             California HFA Revenue Home Mortgage Revenue:
     2,655,000    SP-1+        2.67% due 8/1/02                                                     2,655,000
     3,000,000    A-1+         FSA-Insured 1.43% VRDO                                               3,000,000
     4,200,000    A-1+         Series A 1.46% VRDO AMT                                              4,200,000
     7,500,000    A-1+         Series C 1.40% VRDO AMT                                              7,500,000
     6,000,000    A-1+         Series J FSA-Insured 1.49% VRDO AMT                                  6,000,000
     3,700,000    VMIG 1*      Series U 1.43% VRDO AMT                                              3,700,000
    14,500,000    A-1          Series U MBIA-Insured 1.45% VRDO AMT                                14,500,000
                             California Infrastructure Economic Development Bank:
                               ISO MBIA-Insured:
    11,100,000    A-1+           Series A 1.55% VRDO                                               11,100,000
    37,000,000    A-1+           Series C 2.20% VRDO                                               37,000,000
     1,400,000    NR           Roller Bearing of America 1.60% VRDO                                 1,400,000

                       See Notes to Financial Statements.

       4   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
$   42,700,000    A-1+       California Infrastructure Salvation Army TECP 1.75% VRDO          $   42,700,000
                               California Pollution Control Finance Authority:
     4,845,000    NR+          Alameda County Industrial Project Series A 1.60% VRDO                4,845,000
     5,120,000    NR+          Athens Disposal Inc. Series A 1.60% VRDO                             5,120,000
     5,780,000    NR           Athens Services Project 1.60% due 5/1/21 AMT                         5,780,000
     4,535,000    NR+          Bay Leasing Series A 1.60% VRDO                                      4,535,000
     1,890,000    NR+          BLT Enterprises Series 99A 1.60% VRDO AMT                            1,890,000
                               Blue Line Transfer:
     3,000,000    NR             1.60% due 8/1/21 AMT                                               3,000,000
     4,835,000    NR+            1.60% VRDO AMT                                                     4,835,000
     1,630,000    NR+          California County Sanitary Series 99A 1.60% VRDO AMT                 1,630,000
    16,390,000    NR+          Edco Disposal Corp. Project 1.60% VRDO AMT                          16,390,000
     3,100,000    NR+          Garaventa Enterprises Inc. 1.60% VRDO AMT                            3,100,000
     5,500,000    P-1*         Homestake Mining Series 84A MBIA-Insured 1.35% VRDO                  5,500,000
     9,250,000    A-1+         Norcal Waste System Inc. 1.65% VRDO AMT                              9,250,000
     3,110,000    A-1+         Perdomo-BLT Enterprises Project A 1.60% VRDO AMT                     3,110,000
     6,250,000    A-1+         Republic Services Inc. Project Series A 1.60% VRDO AMT               6,250,000
     5,700,000    A-1+         Shell Oil Martinez Refining Project A 1.45% VRDO AMT                 5,700,000
     8,675,000    P-1*         Sierra Pacific Project 1.55% VRDO AMT                                8,675,000
     5,000,000    A-1+         Solid Waste Disposal Management 1.60% VRDO AMT                       5,000,000
     1,120,000    NR+          Sonoma Compost Co. Project Series A 1.60% VRDO AMT                   1,120,000
                             Southdown:
     6,395,000    A-1+           Series 83A 1.35% VRDO                                              6,395,000
     6,700,000    A-1+           Series 83B 1.35% VRDO                                              6,700,000
     3,160,000    VMIG 1*      Taormina Industries Inc. 1.60% VRDO AMT                              3,160,000
     4,000,000    A-1+         Waste Management Project Series A 1.45% VRDO AMT                     4,000,000
     3,300,000    NR+          Willits Project Series A 1.60% VRDO AMT                              3,300,000
     6,255,000    A-1          Windham Energy Series A 1.45% VRDO AMT                               6,255,000
    25,000,000    A-1+       California Rancho Water District Finance Authority PART
                               FGIC-Insured 1.55% VRDO                                             25,000,000
   147,500,000    SP-1+      California School Cash Reserve Program Authority
                               Pool Series A FSA-Insured 4.00% due 7/3/02                         148,057,155
                             California School Financing Corp. Project:
     1,980,000    A-1+         Series C 1.35% VRDO                                                  1,980,000
     3,330,000    A-1+         Series D 1.45% VRDO                                                  3,330,000
                             California State Department of Water Resources Revenue:
    60,000,000    VMIG 1*      Series K1 1.55% VRDO                                                60,000,000
    30,000,000    VMIG 1*      Series K2 1.55% VRDO                                                30,000,000
                             California State Economic Development Finance Authority IDR:
     1,750,000    A-1+         Coast Grain Series C 1.55% VRDO AMT                                  1,750,000
     1,650,000    A-1+         Lion Raisings 1.50% VRDO AMT                                         1,650,000
     4,000,000    NR+          River Ranch Foods Series 98 1.50% VRDO AMT                           4,000,000
                             California State GO PART:
     3,700,000    A-1+         FSA-Insured 1.45% VRDO                                               3,700,000
     4,455,000    A-1+         XLCA-Insured 1.50% VRDO                                              4,455,000

                       See Notes to Financial Statements.

       5   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
$    9,000,000    A-1+       California State GO Putters Series 239Z 1.48% due 12/1/32         $    9,000,000
                             California Statewide Development Authority:
     3,100,000    A-1+         A&B Die Casting Corp. Series A 1.55% VRDO AMT                        3,100,000
    17,000,000    A-1+         Canyon Creek Apartments 1.45% VRDO AMT                              17,000,000
     2,250,000    VMIG 1*      Concordia University Irvine Series A 1.35% VRDO                      2,250,000
     7,000,000    A-1+         Convenant Retirement Community Inc. 1.45% VRDO                       7,000,000
     7,600,000    NR+          Del Mesa Farms Project Series A 1.50% VRDO AMT                       7,600,000
     5,000,000    VMIG 1*      MERLOT Series E PART FSA-Insured 1.53% VRDO                          5,000,000
    10,900,000    VMIG 1*      Motion Picture & TV 1.45% VRDO                                      10,900,000
     2,100,000    A-1+         Nicholas Pistachio Series C 1.55% VRDO AMT                           2,100,000
     1,755,000    VMIG 1*      Nonprofit's Insurance Alliance Series A 1.50% VRDO                   1,755,000
     2,500,000    NR+          Oakland Convention Project 5.70% VRDO                                2,553,948
     2,000,000    A-1+         Oakmont of Danville-Sunrise Series A 1.55% VRDO AMT                  2,000,000
     3,900,000    A-1+         Sutter Health Group AMBAC-Insured 1.35% VRDO                         3,900,000
     4,691,000    VMIG 1*    Clipper Tax Exempt Trust Certificates PART 1.53% VRDO AMT              4,691,000
     6,955,000    A-1+       Corona MFH Country Hills Project 1.35% VRDO                            6,955,000
    16,000,000    A-1+       Daly City HSG Finance Agency MFH Revenue
                               1.35% due 10/15/29                                                  16,000,000
                             East Bay Municipal Utility District Waste Water Revenue:
    32,925,000    A-1+         Series B 1.38% VRDO                                                 32,925,000
     4,900,000    A-1+         TECP 1.50% due 4/24/02                                               4,900,000
     3,600,000    VMIG 1*    Escondido Community Development Authority COP
                               1.50% VRDO AMT                                                       3,600,000
     6,800,000    A-1        Fremont MFH Revenue Treetops Apartments Series A
                               1.45% VRDO                                                           6,800,000
    14,345,000    A-1        Fresno MFH Revenue Heron Pointe Apartment 1.35% VRDO                  14,345,000
    36,440,000    A-1+       Fresno Trinity Health Series C 1.35% VRDO                             36,440,000
                             Golden Gate Bridge Highway & Transportation Series A TECP
    10,000,000    A-1+         1.20% due 4/8/02                                                    10,000,000
     5,000,000    A-1+         1.35% due 6/7/02                                                     5,000,000
                             Irvine Improvement Board:
     6,500,000    VMIG 1*      No.18 Series A 1.35% VRDO                                            6,500,000
     3,550,000    A-1+         No. 87-8 1.35% VRDO                                                  3,550,000
     5,145,000    VMIG 1*    Irvine Public Facilities Capital Improvement Series 85
                               1.35% VRDO                                                           5,145,000
     3,700,000    A-1+       Kings County MFH HFA Edgewater Isle Apartments
                               1.38% VRDO                                                           3,700,000
     3,650,000    A-1+       Lancaster MFA Willows Project Series A 1.43% VRDO AMT                  3,650,000
       100,000    A-1+       Livermore MFH 1.50% VRDO                                                 100,000
                             Los Angeles City GO TRAN:
    50,000,000    VMIG 1*      3.50% due 6/28/02                                                   50,111,598
    46,000,000    SP-1+        3.75% due 6/28/02                                                   46,133,613

                       See Notes to Financial Statements.

       6   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
                             Los Angeles Capital Asset Lease Corp. TECP:
$    6,000,000    A-1+         1.20% due 4/1/02                                                $    6,000,000
     8,700,000    A-1+         1.20% due 4/5/02                                                     8,700,000
                             Los Angeles Community Redevelopment Agency:
     9,200,000    A-1+         Grand Promenade Project 1.45% VRDO                                   9,200,000
     8,000,000    A-1+         Security Building Project Series A 2.00% due 5/2/02                  8,001,518
                             Los Angeles County Housing Authority MFH Malibu:
    12,900,000    A-1+         Canyon Apartment B 1.45% VRDO                                       12,900,000
     2,400,000    A-1+         Fountain Park 1.40% VRDO AMT                                         2,400,000
     5,000,000    A-1+         Meadows Project 1.35% VRDO                                           5,000,000
     6,392,473    VMIG 1*      Studio Colony Series C 1.40% VRDO                                    6,392,473
                             Los Angeles County Transportation Commission Sales
                               Tax Revenue Proposition C Series A Escrowed with
                               U.S. government securities to 7/1/02 Call @ 102:
    29,590,000    NR+            6.63% due 7/1/09                                                  30,568,180
     5,000,000    NR+            MBIA-Insured 6.25% due 7/1/13                                      5,157,400
     1,800,000    A-1+       Los Angeles County IDA Tulip Corp. Project Series A
                               1.60% VRDO AMT                                                       1,800,000
    12,760,000    A-1+       Los Angeles County Metropolitan Transportation Authority
                               Series A MBIA-Insured 1.60% VRDO 12,760,000 Los
                             Angeles Department of Water & Power:
    35,000,000    A-1+         1.35% VRDO                                                          35,000,000
    12,865,000    A-1+         Putter Series 143 PART MBIA-Insured 1.70% due 6/13/02               12,865,000
    15,500,000    A-1+         Series B-3 1.40% VRDO                                               15,500,000
    13,700,000    A-1+         Series B-4 1.38% due 7/1/35                                         13,700,000
    15,000,000    A-1+         TECP 1.20% due 4/1/02                                               15,000,000
     4,000,000    A-1+         TECP 1.20% due 7/10/02                                               4,000,000
    26,300,000    A-1+         TECP 1.25% due 4/8/02                                               26,300,000
    10,000,000    A-1+         TECP 1.25% due 8/7/02                                               10,000,000
                             Los Angeles Waste Water System Revenue:
    16,000,000    A-1+         Series A 1.88% due 10/31/02                                         16,000,000
    16,400,000    A-1+         Series B 1.88% due 10/31/02                                         16,406,337
    25,000,000    NR+        Metropolitan Water District Southern California Waterwork
                               Revenue (Escrowed with U.S. government securities to
                               7/1/02 Call @ 102) 5.50% due 7/1/19                                 25,761,450
     3,175,000    A-1+       Modesto MFH Live Oaks Apartments Project 1.55% VRDO AMT                3,175,000
    15,100,000    A-1+       Mountain View MFH Mariposa Village Series A FGIC-Insured
                               1.60% VRDO                                                          15,100,000
    19,200,000    A-1+       MSR Public Power Agency San Juan Project MBIA-Insured
                               1.38% VRDO                                                          19,200,000

                       See Notes to Financial Statements.

       7   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
                             Municipal Securities Trust Receipts PART:
$    9,865,000    A-1          San Francisco Airport FGIC-Insured 1.55% due 5/10/07 AMT        $    9,865,000
     3,500,000    A-1          Series 1998-47 Class A AMBAC-Insured 1.45% VRDO AMT                  3,500,000
     7,600,000    A-1          Series 2000-91 Class A MBIA IBC-Insured 1.50% VRDO                   7,600,000
    24,495,000    A-1          Series 2000-96 Class A FGIC-Insured 1.85% VRDO                      24,495,000
    19,995,000    A-1          Series 2000-103 Certificate Class A 1.20% VRDO                      19,995,000
    19,995,000    A-1          Series 2000-106 Certificate Class A 1.20% VRDO                      19,995,000
    16,940,000    A-1          Series 2025 Certificate Class A AMBAC-Insured 1.55% VRDO            16,940,000
    11,090,000    A-1          Series 2030 Certificate Class A FSA-Insured 1.55% VRDO              11,090,000
     9,285,000    A-1          Series 9004 Class A FGIC-Insured 1.55% VRDO                          9,285,000
    17,660,000    A-1+       Oakland COP Capital Equipment Project 1.35% VRDO                      17,660,000
     3,000,000    VMIG 1*    Oakland MERLOT Series M PART AMBAC-Insured 1.53% VRDO                  3,000,000
     5,200,000    SP-1+      Oakland Unified School District TRAN 3.00% due 10/24/02                5,246,860
    19,940,000    NR+        Oceanside California MFH Lakeridge Apartments Project
                               1.40% VRDO                                                          19,940,000
                             Orange County Apartment Development Revenue:
     5,275,000    VMIG 1*      Alicia Apartments Series A 1.55% VRDO AMT                            5,275,000
    13,000,000    VMIG 1*      Capistrano Pointe Apartments A 1.35% VRDO                           13,000,000
    11,300,000    VMIG 1*      Foothill Oaks 1.45% VRDO AMT                                        11,300,000
     4,100,000    A-1+         Lake Joint Venture 1.40% VRDO                                        4,100,000
     9,000,000    A-1+         Park Ridge Villas 1.35% VRDO                                         9,000,000
     2,670,000    A-1+         Trabuco Woods Series 98-J 1.35% VRDO                                 2,670,000
    39,500,000    A-1+         WLCO LF Partners Series 2 1.35% VRDO                                39,500,000
                             Orange County Housing Authority:
     2,000,000    A-1+         Lantern Pines 1.50% VRDO                                             2,000,000
     7,900,000    A-1+         Oasis Martinique Project 1.40% VRDO                                  7,900,000
     4,000,000    A-1+       Orange County Local Transportation Authority TECP
                               1.20% VRDO                                                           4,000,000
     8,400,000    A-1+       Orange County Sanitation Districts Series A 1.35% VRDO                 8,400,000
     4,200,000    A-1+       Orange Country Water District Project B 1.40% VRDO                     4,200,000
    12,470,000    VMIG 1*    Palo Alto USD MERLOT Series R PART FGIC-Insured
                               1.53% VRDO                                                          12,470,000
    16,800,000    A-1+       Paramount Housing Authority Century Plaza Apartment
                               Project A 1.45% VRDO AMT                                            16,800,000
     6,680,000    VMIG 1*    Pasadena COP Rose Bowl Improvement Project Series 96
                               1.45% VRDO                                                           6,680,000
                             Port of Oakland Series D TECP:
    27,340,000    A-1+         1.35% VRDO                                                          27,340,000
    23,000,000    A-1+         1.50% VRDO                                                          23,000,000
                             Puerto Rico Commonwealth Governmental Bonds:
     2,000,000    A-1+         PART 650 1.48% VRDO                                                  2,000,000
     9,000,000    VMIG 1*      Series 312 FSA-Insured 1.43% VRDO                                    9,000,000

                       See Notes to Financial Statements.

       8   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
                             Puerto Rico Highway Transportation Authority:
$    3,490,000    VMIG 1*      MERLOT Series FFF PART MBIA-Insured 1.53% VRDO                  $    3,490,000
     7,000,000    A-1+         PART AMBAC-Insured 1.60% VRDO                                        7,000,000
    33,630,000    A-1+       Puerto Rico Independent Medical and Environmental
                               PCR Abbot Laboratories 1.70% due 3/1/03                             33,630,000
    16,380,000    A-1        Puerto Rico Industrial Tourist Putters Series 235 1.84% VRDO          16,380,000
     2,400,000    A-1        Redwood City COP City Hall Project 1.55% VRDO                          2,400,000
                             Riverside County Community Facilities District:
     5,000,000    VMIG 1*      Special Tax 88-4 1.65% VRDO                                          5,000,000
     4,300,000    VMIG 1*      Special Tax 89-1 1.55% VRDO                                          4,300,000
                             Riverside County IDA Rockwin Corp. Series II:
     1,900,000    VMIG 1*      1.45% VRDO AMT                                                       1,900,000
     3,900,000    A-1+         Aluminum Body Corp. Project 1.50% VRDO AMT                           3,900,000
                             Riverside County MFH:
     7,600,000    VMIG 1*      Amanda Park Project Series A 1.45% VRDO AMT                          7,600,000
     6,000,000    A-1+         Concord Colony Apartment B 1.40% VRDO                                6,000,000
     2,500,000    A-1          Countrywood Apartments Series C 1.35% VRDO                           2,500,000
     9,500,000    VMIG 1*      Riverside County Public Facility Series A 1.45% VRDO                 9,500,000
     8,640,000    A-1+         Woodcreek-Temecula L.P. 1.40% VRDO                                   8,640,000
                             Sacramento County MFH:
     6,900,000    A-1+         Bent Tree Apartments Series A 1.35% VRDO                             6,900,000
    12,000,000    A-1+         Pointe Natomas Apartments Series E 1.40% VRDO                       12,000,000
    17,000,000    A-1+       Sacramento County Sanitation District Financing Authority
                               Sacramento Regulation Series C 1.60% VRDO                           17,000,000
    32,050,000    A-1+       Sacramento Municipal Utility District Series 1 TECP
                               1.20% due 4/9/02                                                    32,050,000
                             San Bernardino County Transportation Revenue:
    31,600,000    MIG 1*       3.50% due 7/2/02                                                    31,733,649
     3,300,000    MIG 1*       3.75% due 7/2/02                                                     3,320,616
    60,250,000    A-1+       San Bernardo County COP Medical Center Project
                               MBIA-Insured 1.49% VRDO                                             60,250,000
    13,000,000    P-1*       San Diego County Teeter Note 1.20% due 6/7/02                         13,000,000
    10,000,000    A-1+       San Diego HFA 1.45% VRDO                                              10,000,000
     7,000,000    A-1+       San Diego Water Authority 1.30% due 4/1/02                             7,000,000
     3,000,000    NR+        San Dimas Community Center 1.45% VRDO                                  3,000,000
     1,300,000    A-1+       San Dimas Redevelopment Agency Diversified Shopping
                               1.45% VRDO                                                           1,300,000
     1,200,000    AAA        San Francisco Airport FGIC-Insured Issue-5
                               5.60% due 5/1/02 AMT                                                 1,202,253
     2,000,000    NR+        San Francisco City & County Public Safety 6.30% due 6/15/02            2,060,662
                             San Francisco City & County Redevelopment Agency
                               Bayside Village Project D:
     2,500,000    VMIG 1*        Series A 1.42% VRDO                                                2,500,000
    17,700,000    VMIG 1*        Series B 1.42% VRDO                                               17,700,000

                       See Notes to Financial Statements.

       9   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
$   50,000,000    SP-1+      San Francisco City & County USD TRAN 2.50% due 12/10/02           $   50,272,569
                             San Francisco MFH:
                               Fillmore Center Series A-2:
    15,500,000    A-1+           1.49% VRDO                                                        15,500,000
     5,750,000    A-1+           1.53% VRDO                                                         5,750,000
     7,000,000    A-1+         Post Street Towers Series A 1.40% VRDO                               7,000,000
    17,330,000    VMIG 1*      St. Francis Housing Series 89A 1.38% VRDO                           17,330,000
                             San Joaquin Transportation Authority TECP:
     9,100,000    A-1+         1.20% due 4/5/02                                                     9,100,000
    19,200,000    A-1+         1.50% due 7/11/02                                                   19,200,000
     1,500,000    A-1+         1.30% due 8/8/02                                                     1,500,000
                             San Jose MFH:
     3,000,000    VMIG 1*      Almaden Lake Village Apartment Project 1.42% VRDO AMT                3,000,000
     3,980,000    A-1+         Fairway Glen FGIC-Insured 1.65% VRDO                                 3,980,000
    16,050,000    VMIG 1*      Kimberly Woods Apartments 1.35% VRDO                                16,050,000
     9,700,000    A-1+       San Leandro MFH 1.50% VRDO                                             9,700,000
     6,880,000    VMIG 1*    Santa Ana COP Union School District 1.38% VRDO                         6,880,000
     6,205,000    AAA        Santa Clara Electricity Revenue AMBAC-Insured 1.60% VRDO               6,205,000
     4,000,000    A-1+       Santa Cruz County Housing Authority 1.40% VRDO                         4,000,000
                             Simi Valley MFH Revenue:
     5,000,000    VMIG 1*      Creekside Village Apartments 1.35% VRDO                              5,000,000
     7,800,000    VMIG 1*      Shadowridge 1.45% VRDO                                               7,800,000
     5,400,000    SP-1+      Sonoma County TRAN 3.00% due 11/19/02                                  5,454,644
     6,858,000    A-1+       South East Recovery Facilities Authority Series B
                               1.40% VRDO AMT                                                       6,858,000
                             Southern California Public Power Authority Project Series A:
    47,300,000    A-1+         FSA-Insured Palo Verde Project 1.38% VRDO                           47,300,000
    14,000,000    A-1+         Southern Transmission 1.60% VRDO                                    14,000,000
     8,800,000    A-1+       Torrance Hospital Revenue-Little Co. of Mary Hospital
                               1.48% VRDO                                                           8,800,000
                             University of California Revenue Regents Series A TECP:
     2,100,000    A-1+         1.20% due 4/8/02                                                     2,100,000
     6,000,000    A-1+         1.25% due 4/8/02                                                     6,000,000
    11,000,000    A-1+         1.20% due 5/6/02                                                    11,000,000
     2,950,000    A-1+       Upland MFH Northwoods Project A 1.50% VRDO                             2,950,000
    13,310,000    A-1+       Val Verde USD Series A PART FSA-Insured 1.35% VRDO                    13,310,000
    10,865,000    A-1+       Vallejo Capital Improvement Project PART 1.50% VRDO                   10,865,000
     5,050,000    A-1+       Vallejo MFH Hillside Terrace Apartments 1.65% VRDO AMT                 5,050,000
     5,305,000    VMIG 1*    Vallejo USD TRAN 1.45% VRDO                                            5,305,000
     4,300,000    VMIG 1*    Walnut Creek MFH Creekside Drive Apartments
                               1.45% VRDO                                                           4,300,000
    13,735,000    A-1+       West Basin Municipal Water District 1.35% VRDO                        13,735,000
     2,250,000    AAA        West & Central Basin Finance Authority 6.13% due 8/1/02                2,327,692

                       See Notes to Financial Statements.

       10   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

       FACE
      AMOUNT      RATING(a)                       SECURITY                                          VALUE
=============================================================================================================
$    7,200,000    A-1+       Western Riverside County Regional Wastewater
                               Authority 1.35% VRDO                                            $    7,200,000
     9,125,000    A-1+       Westminster Redevelopment Agency AMBAC-Insured
                               1.50% VRDO                                                           9,125,000
-------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost-- $2,606,443,204**)                                         $2,606,443,204
=============================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poors"), except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. ("Moody's").
+ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 12 and 13 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

       11   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" by Moody's are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Securities Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1  -- Moody's highest rate for short-term municipal obligations.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

       12   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Securities Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
CSD     -- Central School District
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IBC     -- Insured Bond Certificates
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
Inflos  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MERLOT  -- Municipal Exempt Receipts Liquidity Optional Tender
MFH     -- Multi-Family Housing
MUD     -- Municipal Utilities District
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RAW     -- Revenue Anticipation Warrants
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SWAP    -- Swap Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond Structure
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Unified Free School District
UHSD    -- Unified High School District
USD     -- Unified School District
VA      -- Veterans Administration
VRDO    -- Variable Rate Demand Obligation
VRWE    -- Variable Rate Wednesday Demand
XLCA    -- XL Capital Assurance

       13   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                               March 31, 2002
================================================================================

ASSETS:
  Investments, at amortized cost                                $ 2,606,443,204
  Cash                                                                   70,991
  Interest receivable                                                14,670,751
  Other assets                                                           25,514
--------------------------------------------------------------------------------
  Total Assets                                                    2,621,210,460
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   1,339,523
  Management fee payable                                              1,134,918
  Distribution fees payable                                              80,024
  Deferred compensation payable                                          25,514
  Accrued expenses                                                      291,264
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,871,243
--------------------------------------------------------------------------------
Total Net Assets                                                $ 2,618,339,217
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                    $     2,618,437
  Capital paid in excess of par value                             2,615,725,531
  Accumulated net realized loss from security transactions               (4,751)
--------------------------------------------------------------------------------
Total Net Assets                                                $ 2,618,339,217
================================================================================
Shares Outstanding:
  Class A                                                         2,618,434,527
  ------------------------------------------------------------------------------
  Class Y                                                                 2,623
  ------------------------------------------------------------------------------
Net Asset Value, per share:
  Class A (and redemption price)                                $          1.00
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                $          1.00
================================================================================

                       See Notes to Financial Statements.

       14   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended March 31, 2002
================================================================================

INVESTMENT INCOME:
  Interest                                                         $ 67,309,433
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                            14,650,786
  Distribution fees (Note 4)                                          2,930,146
  Shareholder and system servicing fees                                 460,000
  Custody                                                               162,000
  Registration fees                                                     101,000
  Shareholder communications                                             68,000
  Audit and legal                                                        29,500
  Trustees' fees                                                         14,644
  Other                                                                  37,620
================================================================================
  Total Expenses                                                     18,453,696
================================================================================
Net Investment Income                                                48,855,737
================================================================================
Net Realized Loss From Security Transactions                             (4,751)
================================================================================
Increase in Net Assets From Operations                             $ 48,850,986
================================================================================

                       See Notes to Financial Statements.

       15   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                For the Years Ended March 31,
================================================================================

                                                                         2002                2001
=======================================================================================================
OPERATIONS:
  Net investment income                                            $     48,855,737    $     93,125,779
  Net realized gain (loss)                                                   (4,751)             58,446
-------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                 48,850,986          93,184,225
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                                 (48,855,737)        (93,125,779)
  Net realized gains                                                         (7,488)                 --
-------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                       (48,863,225)        (93,125,779)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                    9,738,127,975      13,660,510,539
  Net asset value of shares issued for reinvestment of dividends         50,627,607          88,952,619
  Cost of shares reacquired                                         (10,525,848,370)    (13,489,396,077)
-------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions                                       (737,092,788)        260,067,081
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (737,105,027)        260,125,527

NET ASSETS:
  Beginning of year                                                   3,355,444,244       3,095,318,717
-------------------------------------------------------------------------------------------------------
  End of year                                                      $  2,618,339,217    $  3,355,444,244
=======================================================================================================

                       See Notes to Financial Statements.

       16   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

       17   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolio paid transfer agent fees of $443,490 to TB&T.

       18   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                                                Class A            Class Y
================================================================================
Total Paid-in Capital                       $2,618,341,345         $2,623
================================================================================

Transactions in shares of the Portfolio were as follows:

                                          Year Ended            Year Ended
                                        March 31, 2002        March 31, 2001
================================================================================
Class A
Shares sold                             9,738,127,976         13,660,510,539
Shares issued on reinvestment              50,627,559             88,952,542
Shares reacquired                     (10,525,848,370)       (13,489,396,077)
--------------------------------------------------------------------------------
Net Increase (Decrease)                  (737,092,835)           260,067,004
================================================================================
Class Y
Shares sold                                        --                     --
Shares issued on reinvestment                      48                     77
Shares reacquired                                  --                     --
--------------------------------------------------------------------------------
Net Increase                                       48                     77
================================================================================

       19   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                           2002         2001         2000         1999         1998
=====================================================================================================
Net Asset Value, Beginning of Year     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------
Net investment income                     0.016        0.030        0.025        0.026        0.029
Dividends from net investment income     (0.016)      (0.030)      (0.025)      (0.026)      (0.029)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------
Total Return                               1.66%        3.03%        2.49%        2.61%        2.98%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $  2,618     $  3,355     $  3,095     $  2,136     $  1,789
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                              0.63%        0.63%        0.66%        0.64%        0.63%
  Net investment income                    1.67         2.97         2.46         2.55         2.92
=====================================================================================================

Class Y Shares                           2002         2001         2000         1999         1998
=====================================================================================================
Net Asset Value, Beginning of Year     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------
Net investment income                     0.018        0.031        0.025        0.026        0.031
Dividends from net investment income     (0.018)      (0.031)      (0.025)      (0.026)      (0.031)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------
Total Return                               1.78%        3.12%        2.57%        2.60%        3.09%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $      3     $      3     $      2     $      2     $  3,413
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                              0.54%        0.54%        0.55%        0.51%        0.54%
  Net investment income                    1.72         3.06         2.58         2.68         3.01
=====================================================================================================

(1) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.

(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70% for Class Y shares.

       20   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

To The Shareholders and Board of Trustees of
Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
May 15, 2002

       21   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- California Money Market Portfolio ("Portfolio") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                                                                 Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Directorships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
NON-INTERESTED
TRUSTEES:

Lee Abraham                       Trustee            Since        Retired; Former Chairman           9        Signet Group PLC
13732 LeHavre Drive                                  1999         and CEO of Associated
Frenchman's Creek                                                 Merchandising Corp., a
Palm Beach Gardens, FL 33410                                      major retail merchandising
Age: 74                                                           organization. Former Director
                                                                  of Galey & Lord, Liz
                                                                  Claiborne, R.G. Barry Corpor-
                                                                  ration and eNote.com Inc.

Allan J. Bloostein                Trustee            Since        President of Allan Bloostein      16        Taubman Centers
27 West 67th Street, Apt. 5FW                        1999         Associates, a consulting firm                 Inc.
New York, NY 10023                                                Former Director of CVS
Age: 72                                                           Corporation.

Jane F. Dasher                    Trustee            Since        Controller of PBK Holdings         9              None
Korsant Partners                                     1999         Inc., a family investment
283 Greenwich Avenue                                              company
3rd Floor
Greenwich, CT 06830
Age: 52

Donald R. Foley                   Trustee            Since        Retired                            9              None
3668 Freshwater Drive                                1989
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.            Trustee            Since        Retired; Former Head of            9              None
2751 Vermont Route 140                               1999         the New Atlanta Jewish
Poultney, VT 05764                                                Community High School
Age: 60

Dr. Paul Hardin                   Trustee            Since        Professor of Law &                11              None
12083 Morehead                                       1994         Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                        University of North Carolina
Age: 70

Roderick C. Rasmussen             Trustee            Since        Investment Counselor               9              None
9 Cadence Court                                      1989
Morristown, NJ 07960
Age: 75

       22   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                 Number of
                                                                                                 Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Directorships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
John P. Toolan                    Trustee            Since        Retired                            9        Trustee, John
7202 Southeast Golf Ridge Way                        1989                                                     Hancock Funds
Hobe Sound, FL 33455
Age: 71

INTERESTED TRUSTEE:

Heath B. McLendon                 Trustee/           Since        Managing Director of              74              None
Salomon Smith Barney Inc.         Chairman           1995         Salomon Smith Barney Inc.
125 Broad Street, 9th Floor                                       ("SSB"); President and
New York, NY 10004                                                Director of Smith Barney
Age: 68                                                           Fund Management LLC
                                                                  ("SBFM"), Travelers
                                                                  Investment Adviser, Inc.
                                                                  ("TIA")

----------
*     Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone                  Senior Vice        Since        Managing Director of              N/A              N/A
Salomon Smith Barney Inc.         President          1990         SSB; Chief Financial
125 Broad Street, 11th Floor      and                             Officer of the Smith
New York, NY 10004                Treasurer                       Barney Mutual Funds;
Age: 44                                                           Director and Senior
                                                                  Vice President of SBFM
                                                                  and TIA

Christina T. Sydor                Secretary          Since        Managing Director of              N/A              N/A
Salomon Smith Barney Inc.                            1987         SSB; General Counsel
300 First Stamford Pace                                           and Secretary of
Stamford, CT 06902                                                SBFM and TIA
Age: 51

Joseph P. Deane                   Vice               Since        Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.         President          1987         Investment Officer of SBFM
333 West 34th Street              and
New York, NY 10001                Investment
Age: 54                           Officer

Irving P. David                   Controller         Since        Director of SSB                   N/A              N/A
Salomon Smith Barney Inc.                            1994
125 Broad Street
10th Floor
New York, NY 10004
Age: 40

       23   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended March 31, 2002, 100.00% of the dividends paid by the Portfolio from net investment income were tax-exempt for regular Federal income tax and California state income tax purposes.

       24   Smith Barney Muni Fund  |  2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
  MUNI FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment officer

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Muni Fund
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Muni Funds -- California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD2304 5/02

              --------------------------------------------------
                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO
              --------------------------------------------------

                       ANNUAL REPORT  |  MARCH 31, 2002





                           [LOGO] Smith Barney
                                  Mutual Funds
                Your Serious Money. Professionally Managed./SM/



           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,
We are pleased to provide the annual report for Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. Detailed perfor- mance summaries can be found in the appropriate sections that follow. We hope you find this report useful and informative.


                                     [PHOTO]
                                HEATH B. MCLENDON
                                    Chairman

                                     [PHOTO]
                                 JOSEPH P. DEANE
                                 Vice President
and Investment Officer


New York Money Market Portfolio's Performance Update
As of March 31, 2002, the New York Money Market Portfolio's seven-day current yield was 0.94%. The Portfolio's seven-day effective yield,/1/ which reflects compounding, was 0.95%.

Assets in the Portfolio increased during the period as investors looked for alternatives to the volatile stock market. This asset growth, coupled with the Federal Open Market Committee's ("FOMC")/2/ short-term interest rate reductions throughout 2001, pushed up prices and caused the Portfolio's yield to decline considerably during the period.

New York Money Market Portfolio's Investment Strategy
The New York Money Market Portfolio seeks to provide income exempt from regular federal income taxes, New York State personal income taxes and New York City personal income taxes by investing in high-quality, short-term municipal obligations./3/ The Portfolio also seeks liquidity and stability of principal.


--------
1 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
2 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
3 Certain investors may be subject to the Federal Alternative Minimum Tax
  ("AMT''), and state and local taxes may apply. Capital gains, if any, are fully taxable.


        1 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

New York Portfolio's Performance Update
For the year ended March 31, 2002, the New York Portfolio's Class A shares, without sales charges, posted a cumulative return of 3.15%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/4/ returned 3.81% for the same period.

Based on a NAV of $13.19 as of March 31, 2002 for Class A shares and the current monthly income dividend rate of $0.0530 per Class A share, the New York Portfolio's annualized distribution rate is 4.82%./5/ During the period, the Portfolio distributed income dividends totaling $0.65 per Class A share.

As of March 31, 2002, the Portfolio's largest holdings were concentrated in the following sectors: education (23.5%), transportation (19.5%) and utilities (7.9%). In terms of credit quality, 91.5% of the portfolio was invested in investment-grade securities with 61.3% invested in AAA/Aaa-rated securities as of March 31, 2002.

New York Portfolio's Investment Strategy
The New York Portfolio seeks as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing./6/

--------
4 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
5 This annualized distribution rate is the Portfolio's current monthly income dividend rate for Class A shares, annualized, and then divided by the March 31, 2002 NAV for Class A shares. The annualized distribution rate assumes a current monthly income dividend of $0.0530 per Class A share for 12 months. This rate is as of April 30, 2002 and is subject to change. Total returns are based on changes in NAV. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the currently monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.
6 Certain investors may be subject to the Federal Alternative Minimum Tax
  ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.


        2 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Market Review
The FOMC left the federal funds rate ("fed funds rate")/7/ unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance. In addition, after September 11th, the U.S. Federal Reserve Board had injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003.

In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations -- which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness. With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing.

New York Highlights
We believe New York State has a very broad and well-diversified economy. Strong fiscal discipline and healthy economic growth have improved New York's creditworthiness dramatically over the last several years. Despite a budget process that we consider dysfunctional, the State has managed to produce an operating surplus for the past five years. Still, we believe New York will face many challenges going forward, as the State deals with the effects of a downturn

--------
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


        3 Smith Barney Muni Funds | 2002 Annual Report to Shareholders in the economy and the effects of the September 11th attacks. In fact, the complete cost of the events of September 11th cannot be fully assessed at this point. State tax revenues are also under pressure because of stagnating economic growth, slight decreases in employment and a decline in personal income. In our view, it is important for the State to continue to enact fiscally conservative measures until these issues can be resolved and the costs associated with September 11th can be fully quantified. As the U.S. economy improves, these conservative fiscal measures should allow New York to improve as well. We will be monitoring the situation closely.

Portfolio Outlook
Going forward, we will continue to be prudent with respect to credit quality and diversification for the New York Money Market Portfolio, focusing on high-quality, liquid issues consisting of both variable and fixed-rate products as we seek to maximize current income. We anticipate maintaining an average maturity target of less than 45 days in order to take advantage of possible higher rates due to FOMC moves as the economy strengthens.

In general, the overall focus of the New York Portfolio will be to seek to maintain higher-quality positions of service revenue bonds. This strategy should enable us to maximize our current dividend income while protecting the Portfolio's principal value.

One of the reasons municipal bond prices remained relatively low during the period (compared to other periods in the past) is that there was roughly $290 billion in new issuance in 2001 -- the second-highest level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancings, not from newly issued products. In 2002, we believe refinancings will subside and that roughly $200 billion of new issuance will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand remains the same or stronger) and possibly help municipal bonds outperform most other fixed-income products during the next 12 to 18 months. Furthermore, we believe that new issuance supply may continue to fall over the next year or two.


        4 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio.

Sincerely,

/s/ Heath B. McLendon /s/ Joseph P. Deane
Heath B. McLendon     Joseph P. Deane
Chairman              Vice President and
                      Investment Officer

April 19, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 10 through 26 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of March 31, 2002 and is subject to change.



        5 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS A SHARES




                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        3/31/02    $13.42   $13.19    $0.65       $0.00         3.15%
       ------------------------------------------------------------------
        3/31/01     12.78    13.42     0.67        0.00        10.57
       ------------------------------------------------------------------
        3/31/00     13.69    12.78     0.67        0.01        (1.61)
       ------------------------------------------------------------------
        3/31/99     13.91    13.69     0.70        0.27         5.50
       ------------------------------------------------------------------
        3/31/98     13.16    13.91     0.73        0.05        11.83
       ------------------------------------------------------------------
        3/31/97     13.19    13.16     0.74        0.00         5.48
       ------------------------------------------------------------------
        3/31/96     12.83    13.19     0.74        0.00         8.71
       ------------------------------------------------------------------
        3/31/95     12.83    12.83     0.77        0.00         6.32
       ------------------------------------------------------------------
        3/31/94     13.25    12.83     0.79        0.00         2.66
       ------------------------------------------------------------------
        3/31/93     12.33    13.25     0.81        0.00        14.48
       ------------------------------------------------------------------
        Total                         $7.27       $0.33
       ------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------
3/31/02               $13.42   $13.19    $0.58       $0.00         2.60%
----------------------------------------------------------------------------
3/31/01                12.78    13.42     0.60        0.00         9.96
----------------------------------------------------------------------------
3/31/00                13.68    12.78     0.60        0.01        (2.09)
----------------------------------------------------------------------------
3/31/99                13.89    13.68     0.62        0.27         5.02
----------------------------------------------------------------------------
3/31/98                13.15    13.89     0.66        0.05        11.19
----------------------------------------------------------------------------
3/31/97                13.18    13.15     0.67        0.00         4.96
----------------------------------------------------------------------------
3/31/96                12.84    13.18     0.68        0.00         8.05
----------------------------------------------------------------------------
Inception* - 3/31/95   11.96    12.84     0.29        0.00         9.92++
----------------------------------------------------------------------------
Total                                    $4.70       $0.33
----------------------------------------------------------------------------



        6 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS L SHARES




                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------
3/31/02               $13.41   $13.18    $0.57       $0.00          2.56%
----------------------------------------------------------------------------
3/31/01                12.77    13.41     0.59        0.00         9.91
----------------------------------------------------------------------------
3/31/00                13.67    12.77     0.59        0.01        (2.14)
----------------------------------------------------------------------------
3/31/99                13.88    13.67     0.61        0.27         4.95
----------------------------------------------------------------------------
3/31/98                13.14    13.88     0.65        0.05        11.13
----------------------------------------------------------------------------
3/31/97                13.17    13.14     0.67        0.00         4.91
----------------------------------------------------------------------------
3/31/96                12.83    13.17     0.68        0.00         8.07
----------------------------------------------------------------------------
3/31/95                12.82    12.83     0.68        0.00         5.66
----------------------------------------------------------------------------
3/31/94                13.24    12.82     0.70        0.00         1.96
----------------------------------------------------------------------------
Inception* - 3/31/93   12.84    13.24     0.12        0.00          4.04++
----------------------------------------------------------------------------
Total                                    $5.86       $0.33
----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)+/
----------------------------------------------------------------------------
3/31/02               $13.42   $13.19    $0.67       $0.00         3.33%
----------------------------------------------------------------------------
Inception* - 3/31/01   13.46    13.42     0.17        0.00         1.00++
----------------------------------------------------------------------------
Total                                    $0.84       $0.00
----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


        7 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+



                                        Without Sales Charges/(1)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Year Ended 3/31/02          3.15%   2.60%   2.56%   3.33%
           ----------------------------------------------------------
           Five Years Ended 3/31/02    5.78    5.22    5.17     N/A
           ----------------------------------------------------------
           Ten Years Ended 3/31/02     6.61     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 3/31/02  6.80    6.65    5.47    3.52
           ----------------------------------------------------------


                                          With Sales Charges/(2)/
                                     --------------------------------
                                     Class A  Class B  Class L Class Y
          ------------------------------------------------------------
          Year Ended 3/31/02          (0.98)%  (1.82)%  0.53%   3.33%
          ------------------------------------------------------------
          Five Years Ended 3/31/02     4.91     5.06    4.96     N/A
          ------------------------------------------------------------
          Ten Years Ended 3/31/02      6.18      N/A     N/A     N/A
          ------------------------------------------------------------
          Inception* through 3/31/02   6.51     6.65    5.36    3.52
          ------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/92 through 3/31/02)              89.72%
        --------------------------------------------------------------
        Class B (Inception* through 3/31/02)           60.81
        --------------------------------------------------------------
        Class L (Inception* through 3/31/02)           63.46
        --------------------------------------------------------------
        Class Y (Inception* through 3/31/02)            4.37
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


        8 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Growth of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                 the Lehman Brothers Municipal Bond Index and
                 Lipper New York Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                           March 1992 -- March 2002

                           [CHART]

                        Lehman Brothers       Lipper New York
           New York        Municipal           Municipal Debt
          Portfolio        Bond Index          Funds Average
          ---------   --------------------    ---------------
3/1992     $9,603           $10,000              $10,000
3/1993     10,993            11,252               11,363
3/1994     11,286            11,513               11,552
3/1995     11,999            12,369               12,186
3/1996     13,044            13,406               13,028
3/1997     13,759            14,135               13,663
3/1998     15,386            15,650               15,113
3/1999     16,233            16,620               15,897
3/2000     15,972            16,606               15,537
3/2001     17,661            18,420               17,187
3/2002     18,218            19,124               17,702


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper New York Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (99 funds as of March 31, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       9    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                              MARCH 31, 2002


                             NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                    DESCRIPTION                          VALUE
-----------------------------------------------------------------------------------------------
$  3,000,000    NR+       Binghamton City School District RAN
                           2.00% due 10/18/02                                $     3,009,767
   2,655,000    AAA       Brookhaven GO FGIC-Insured 4.00% due 5/15/02             2,657,680
                          Chautauqua County IDA:
   7,400,000    A-1+        Gerry Homes Series A 1.40% VRDO AMT                    7,400,000
   3,600,000    NR+         Red Wing Co. Project 1.48% VRDO                        3,600,000
   5,000,000    NR+       Chautauqua County TAN 2.25% due 1/24/03                  5,030,943
   2,740,000    NR+       Chenango County IDR Series A (Sherburne Project)
                           1.55% VRDO AMT                                          2,740,000
   5,000,000    Aa2*      Cohoes IDA Norlite Corp. Second Series B
                           6.75% due 5/1/09 (Escrowed with U.S. government
                           securities to 5/1/02 Call @ 102) AMT                    5,115,240
   4,770,000    P-1*      Columbia County IDR (Rural Manufacturing Project)
                           1.55% VRDO AMT                                          4,770,000
                          Dutchess County IDA:
   5,960,000    A-1+        Marist College Series 98A 1.40% VRDO                   5,960,000
   4,425,000    A-1+        St. Francis Hospital Series B 1.40% VRDO               4,425,000
   2,655,000    P-1*      Erie County IDA Rosina Food Products Inc.
                           1.50% VRDO AMT                                          2,655,000
   2,500,000    NR+       Franklin County IDA (McAdam Cheese Co. Project)
                           1.55% VRDO                                              2,500,000
                          Franklin County Trudeau Institute:
   7,330,000    A-1         Series 98 1.45% VRDO                                   7,330,000
   2,895,000    A-1         Series 00 1.45% VRDO                                   2,895,000
   1,280,000    A-1       Fulton County IDR (Fiber Conversion Inc. Project)
                           1.55% VRDO AMT                                          1,280,000
   2,945,000    A-1       Genesee County IDR (RJ Properties Project)
                           1.55% VRDO                                              2,945,000
   9,350,000    A-1+      Hempstead IDA Trigen-Nassau Energy
                           1.40% VRDO AMT                                          9,350,000
   1,190,000    A-1       Hudson County IDA Series 98 (Emsig Manufacturing
                           Corp.) 1.60% VRDO AMT                                   1,190,000
   6,000,000    NR++      Huntington UFSD TAN 3.13% due 6/27/02                    6,007,735
  23,800,000    A-1+      Jay Street Development Corp. NY Project Series A-1
                           1.50% VRDO                                             23,800,000
   2,005,000    A-1       Jefferson County IDA Fisher Gauge 1.55% VRDO AMT         2,005,000
   4,500,000    MIG 1*    Lake Success BAN 3.25% due 4/12/02                       4,501,108
   3,120,000    A-1+      Lancaster IDA Sealing Devices 1.50% VRDO AMT             3,120,000
   4,500,000    A-1       Lewis County IDA Climax Manufacturing
                           1.55% VRDO AMT                                          4,500,000
                          Long Island Power Authority:
  19,800,000    A-1         Series 1A 1.40% VRDO                                  19,800,000
   5,100,000    A-1+        Series 3B Remarketed 5/23/01 1.45% VRDO                5,100,000


                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                              NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                      DESCRIPTION                           VALUE
--------------------------------------------------------------------------------------------------
$  7,495,000    A-1+        Series 386 PART AMBAC-Insured 2.75% due 5/16/02     $     7,495,000
   5,495,000    A-1+        Series 686 PART MBIA-Insured 1.45% VRDO                   5,495,000
  10,000,000    A-1+        Series A 1.45% VRDO                                      10,000,000
  34,945,000    A-1+        Series A PART 1.56% VRDO                                 34,945,000
  33,745,000    A-1+        Series A PART MBIA-Insured 1.45% VRDO                    33,745,000
  30,200,000    A-1+        Sub-Series 7B MBIA-Insured 1.50% VRDO                    30,200,000
                          Metropolitan Transportation Authority TECP:
   2,000,000    AAA         Commuter Facilities Revenue Series B
                             6.25% due 7/1/17 (Escrowed with U.S.
                             government securities to 7/1/02 Call @ 102)              2,061,613
   9,440,000    A-1+        FGIC-Insured PART 2.75% due 4/1/07                        9,440,000
  10,800,000    VMIG 1*     Munitop Series 99-2 FSA-Insured
                             1.44% VRDO                                              10,800,000
                            Series CP1 BAN:
   2,000,000    A-1+         1.60% due 5/23/02                                        2,000,000
  10,000,000    A-1+         1.65% due 5/23/02                                       10,000,000
  12,500,000    A-1+         1.30% due 6/12/02                                       12,500,000
  10,000,000    A-1+         1.35% due 6/13/02                                       10,000,000
  34,600,000    A-1+         Sub-Series A 1.60% due 5/23/02                          34,600,000
   2,000,000    A-1+         Sub-Series A 1.25% due 6/13/02                           2,000,000
  18,100,000    A-1+         Sub-Series A 1.30% due 6/14/02                          18,100,000
  25,000,000    A-1+         Sub-Series B 1.30% due 5/6/02                           25,000,000
   6,500,000    A-1+         Sub-Series B 1.30% due 6/14/02                           6,500,000
                          Monroe County IDR:
   8,315,000    VMIG 1*     Collegiate Housing Foundation IDR Series A
                             1.55% VRDO                                               8,315,000
   4,970,000    A-1         JADA Precision Plastic Series 97 1.55% VRDO AMT           4,970,000
  20,000,000    SP-1+       RAN 2.75% due 4/15/02                                    20,005,469
  18,700,000    VMIG 1*     St. Ann's Nursing 1.47% VRDO                             18,700,000
   1,000,000    AA+       Municipal Assistance Corp. for New York City Series 1
                           5.25% due 7/1/02                                           1,006,377
   3,360,000    A-1       Nassau County Rubies IDR (Costume Project) IDA
                           1.55% VRDO AMT                                             3,360,000
                          New York City GO:
  23,000,000    A-1+        Series 92 D PART FGIC-Insured 1.45% VRDO                 23,000,000
  25,000,000    A-1+        Series 95 F-2 1.35% VRDO                                 25,000,000
  13,700,000    A-1+        Series 95 F-6 1.40% VRDO                                 13,700,000
  57,000,000    SP-1+       Series A RAN 3.00% due 4/12/02                           57,020,986
   4,400,000    A-1         Series A-4 1.45% VRDO                                     4,400,000
  10,300,000    A-1+        Series F-3 1.40% VRDO                                    10,300,000
   6,400,000    A-1         Series J-2 1.45% VRDO                                     6,400,000
  23,300,000    A-1+        Series J-3 1.40% VRDO                                    23,300,000
   6,955,000    A-1+        Series PA 148 PART 1.56% VRDO                             6,955,000
   5,995,000    A-1+        Series PA 624 AMBAC-Insured 1.65% due 1/16/03             5,995,000
  10,000,000    A-1+        Series SGA 51 PART AMBAC-Insured 1.48% VRDO              10,000,000


                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                              NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       DESCRIPTION                            VALUE
---------------------------------------------------------------------------------------------
$   600,000 A-1+        Series SGB 35 PART AMBAC-Insured 1.48% VRDO            $      600,000
 12,480,000 A-1+        Sub-Series 95 F-4 1.45% VRDO                               12,480,000
  9,700,000 A-1+        Sub-Series A6 FSA-Insured 1.45% VRDO                        9,700,000
 14,600,000 A-1+        Sub-Series B2-B9 1.40% VRDO                                14,600,000
                      New York City HDC Multi-Family Housing:
 27,150,000 A-1+        Carnegie Park Series A 1.50% VRDO                          27,150,000
 16,070,000 A-1+        Columbus Apartment Series A 1.50% VRDO                     16,070,000
  4,700,000 A-1+        Montefiore Medical Center 1.40% VRDO                        4,700,000
 10,800,000 A-1+        Monterey Series A 1.50% VRDO                               10,800,000
 10,225,000 A-1         Municipal Security Trust Certificates Series 2001-180
                         1.60% VRDO AMT                                            10,225,000
  6,000,000 A-1         Spring Creek Series A 1.50% VRDO AMT                        6,000,000
 35,000,000 A-1         West 55th Street Series A 1.45% VRDO AMT                   35,000,000
                      New York City Health and Hospital Corp:
 18,725,000 A-1+        Series A 1.55% VRDO                                        18,725,000
  5,965,000 A-1+        Series B 1.35% VRDO                                         5,965,000
  4,865,000 A-1+        Series C 1.35% VRDO                                         4,865,000
                      New York City IDA:
 10,000,000 A-1         Air Express International Corp. Project
                         1.55% VRDO AMT                                            10,000,000
  6,200,000 A-1+        Children's Oncology Society 1.35% VRDO                      6,200,000
  5,500,000 SP-1+       Gary Plastic Packaging Corp. Series 98
                         1.50% VRDO AMT                                             5,500,000
  5,745,000 A-1+        Linear Lighting Corp. 1.50% VRDO AMT                        5,745,000
  1,650,000 A-1+        PS Bibbs Inc. 1.60% VRDO AMT                                1,650,000
                      New York City Municipal Water Finance Authority:
 20,500,000 A-1+        1.45% VRDO                                                 20,500,000
  2,000,000 A-1+        1.47% VRDO                                                  2,000,000
 11,975,000 VMIG 1*     MERLOT Series D PART 1.56% VRDO                            11,975,000
  7,000,000 A-1+        Series 4 TECP 1.20% due 4/25/02                             7,000,000
  1,250,000 AAA         Series C AMBAC-Insured 6.20% due 6/15/21
                         (Escrowed with U.S. government securities to
                         6/15/02 Call @ 101.50)                                     1,281,062
                      New York City Transitional Finance Authority Future
                       Tax Secured:
 14,920,000 A-1          MSTC Series 122 PART 1.40% 6/14/02                        14,920,000
 50,000,000 SP-1+        Recovery Notes A 3.25% due 10/2/02                        50,276,253
 20,000,000 SP-1+        Series 4 2.50% due 2/26/03                                20,184,839
 20,000,000 A-1+         Series A-2 1.40% VRDO                                     20,000,000
  4,100,000 A-1+         Series B 1.45% VRDO                                        4,100,000
  5,000,000 VMIG 1*      Sub-Series A-2 1.45% VRDO                                  5,000,000
                      New York City Trust for Cultural Resources Revenue:
 36,200,000 AAA         American Museum of Natural History AMBAC-Insured
                         2.60% due 7/2/02                                          36,200,000


                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                             NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                    DESCRIPTION                           VALUE
------------------------------------------------------------------------------------------------
$  9,700,000    A-1         Manhattan School of Music Asset Guaranty-Insured
                             1.40% VRDO                                       $     9,700,000
                          New York State Dormitory Authority:
   8,625,000    A-1+        Colgate University PART FGIC-Insured 1.48% VRDO         8,625,000
                            Cornell University:
  15,450,000    A-1+         Series A 1.35% VRDO                                   15,450,000
  26,600,000    VMIG 1*      Series B 1.35% VRDO                                   26,600,000
   4,195,000    A-1         Glen Eddy Inc. 1.45% VRDO                               4,195,000
                            Mount Sinai School of Medicine TECP:
   9,300,000    A-1+         1.30% due 6/11/02                                      9,300,000
   5,000,000    A-1+         1.20% due 6/12/02                                      5,000,000
   2,000,000    A-1+        Muni Security Trust Receipts SGA 132 PART
                             1.48% VRDO                                             2,000,000
   2,100,000    VMIG 1*     Oxford University Press 1.35% VRDO                      2,100,000
  15,170,000    A-1+        Series PA 842-R PART 2.75% due 5/15/13                 15,170,000
                            State University:
  12,175,000    AA-          Series 1989 5.00% due 5/15/02                         12,228,124
   9,945,000    A-1+         Series PA PART 1.58% VRDO                              9,945,000
                          New York State Energy Research & Development
                           Authority:
  46,500,000    VMIG 1*      Con Edison A-2 1.40% VRDO                             46,500,000
                             LILCO Series A:
  18,000,000    VMIG 1*       1.40% VRDO AMT                                       18,000,000
   7,545,000    NR+           Pre-Refunded 7.15% due 12/1/20 (Escrowed
                               with U.S. government securities to 6/15/02
                               Call @ 102) AMT                                      7,759,776
   5,000,000    NR++          Pre-Refunded 7.15% due 2/1/22 (Escrowed
                               with U.S. government securities to 6/15/02
                               Call @ 102) AMT                                      5,141,481
   6,600,000    A-1+         Rochester Gas & Electric Series A MBIA-Insured
                              1.35% VRDO                                            6,600,000
   2,000,000    A-1+      New York State Environmental Facilities Corp.
                           Series 97A TECP 1.15% due 4/9/02                         2,000,000
                          New York State GO:
  33,485,000    A-1+        Series A 1.35% due 10/10/02                            33,485,000
  14,750,000    A-1+        Series B 4.05% due 8/7/02                              14,750,000
                          New York State HFA:
  10,000,000    VMIG 1*     250 West 50th Street Series A 1.40% VRDO AMT           10,000,000
  23,400,000    VMIG 1*     350 West 43rd Street 1.45% VRDO AMT                    23,400,000
  20,000,000    MIG 1*      350 West 43rd Street Series A 1.50% VRDO AMT           20,000,000
   5,000,000    VMIG 1*     360 West 43rd Street 1.50% VRDO AMT                     5,000,000
  12,100,000    VMIG 1*     750 Sixth Avenue Housing Series A 1.45%
                             VRDO AMT                                              12,100,000
  24,700,000    VMIG 1*     E84th Street Series A 1.55% VRDO AMT                   24,700,000


                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                            NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                     DESCRIPTION                          VALUE
-----------------------------------------------------------------------------------------
$22,690,000 A-1+        Normandie Court Project Series 91A 1.35% VRDO      $   22,690,000
 17,905,000 A-1         Service Contract Obligation Revenue Series A
                         1.55% VRDO                                            17,905,000
  6,700,000 VMIG 1*     Theatre Row Series A 1.50% VRDO AMT                     6,700,000
 19,600,000 VMIG 1*     Tribeca Park Housing Series A 1.55% VRDO AMT           19,600,000
                      New York State Local Government Assistance Corp.:
  3,932,500 VMIG 1*     Floating Rate Certificates 544 PART AMBAC-Insured
                          1.80% due 6/13/02                                     3,932,500
  1,940,000 AAA         Series 91D Pre-Refunded 7.00% due 4/1/18
                         (Escrowed with U.S. government securities to
                         4/1/02 Call @ 102)                                     1,978,800
  1,780,000 AAA         Series 92A Pre-Refunded 6.88% due 4/1/19
                         (Escrowed with U.S. government securities to
                         4/1/02 Call @ 102)                                     1,815,600
  6,840,000 AAA         Series 92C Pre-Refunded 6.25% due 4/1/18
                         (Escrowed with U.S. government securities to
                         4/1/02 Call @ 102)                                     6,976,800
 25,000,000 A-1+        Series 93A 1.37% VRDO                                  25,000,000
  4,790,000 VMIG 1*   New York State Mortgage Agency Revenue MERLOT
                       Series B-3 PART 1.61% VRDO AMT                           4,790,000
                      New York State Power Authority Series 2 TECP:
  5,000,000 A-1         1.20% due 4/8/02                                        5,000,000
 36,000,000 A-1         1.25% due 6/14/02                                      36,000,000
                      New York State Thruway Authority:
  1,500,000 A-1+        Series 1997 PART 1.48% VRDO                             1,500,000
  8,845,000 A-1         Series 2001 PART FGIC-Insured
                         1.50% due 10/10/02                                     8,845,000
                        Series CP-1 BAN:
 15,000,000 A-1+         1.25% due 6/10/02                                     15,000,000
  5,000,000 A-1+         1.45% due 6/13/02                                      5,000,000
  1,000,000 AA-         Service Contract Revenue 5.25% due 4/1/02               1,000,000
  8,000,000 VMIG 1*   New York State Urban Development Corp. Series N
                       PART AMBAC-Insured 1.56% VRDO                            8,000,000
  2,625,000 P-1*      Oneida County IDR (Harden Furniture) Series 98
                       1.55% VRDO AMT                                           2,625,000
  8,500,000 NR++      Onondaga Cortland Madison Boces Series A
                       3.50% due 6/21/02                                        8,511,903
                      Onondaga County IDA:
                        Solvay Paperboard Project:
 15,000,000 A-1+         1.50% VRDO AMT                                        15,000,000
 15,000,000 A-1+         Series A 1.50% VRDO AMT                               15,000,000
                        Southern Container Corp:
  2,960,000 NR+          Series A 1.55% VRDO AMT                                2,960,000
    940,000 NR+          Series B 1.55% VRDO AMT                                  940,000
  3,500,000 A-1         Syracuse Executive Air 1.55% VRDO AMT                   3,500,000


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                             NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       DESCRIPTION                          VALUE
-----------------------------------------------------------------------------------------
$ 5,860,000 A-1         Syracuse Research Corp. 1.40% VRDO                    $ 5,860,000
  2,820,000 A-1+      Ontario County IDR Dixit Enterprise Series B
                       1.50% VRDO AMT                                           2,820,000
  4,600,000 A-1       Oswego County IDR Fulton Thermal Corp.
                       1.55% VRDO AMT                                           4,600,000
                      Port Authority of New York & New Jersey:
  9,660,000 A-1+        Putter Series 177 PART MBIA-Insured
                         2.65% due 4/15/06 VRDO                                 9,660,000
  5,000,000 NR++        Series 95 Equipment Notes 1.90% VRDO                    5,000,000
  3,500,000 NR++        Series 98-1 Equipment Notes 2.00% VRDO AMT              3,500,000
  3,500,000 NR++        Series 98-2 Equipment Notes 1.90% VRDO                  3,500,000
                      Puerto Rico Commonwealth Public Improvement:
  5,320,000 A-1+        PA 650 PART 1.48% VRDO                                  5,320,000
  1,700,000 AAA         Pre-Refunded 6.80% due 7/1/21 (Escrowed
                         with U.S. government securities to
                         7/1/02 Call @ 101.50)                                  1,744,274
 30,000,000 NR+       Rochester BAN 2.50% due 3/5/03                           30,270,771
  5,545,000 A-1       Rotterdam IDA IDR Rotterdam Park 1.45% VRDO               5,545,000
  1,500,000 A-1       Schenectady County IDR (Scotia Industrial Park Project)
                       Series 98A 1.45% VRDO                                    1,500,000
 18,870,000 A-1       Seneca County IDA (Chiropractic College)
                       1.50% VRDO                                              18,870,000
  3,700,000 A-1       St. Lawrence County IDA United Helpers Living
                       1.45% VRDO                                               3,700,000
                      Suffolk County:
  4,140,000 AAA         MBIA-Insured 3.50% due 5/15/02                          4,144,210
 90,000,000 SP-1+       Series I TAN 2.75% due 8/15/02                         90,445,606
                      Syracuse RAN:
 26,000,000 MIG 1*      Series B 3.50% due 6/28/02                             26,066,132
 18,000,000 MIG 1*      Series C 3.50% due 6/28/02                             18,045,783
                      Triborough Bridge & Tunnel Authority:
 22,905,000 A-1         Municipal Securities Trust Series 1999-72 PART
                         MBIA-Insured 1.50% VRDO                               22,905,000
 10,335,000 VMIG 1*     Municipal Securities Trust Series 2000-109
                         1.55% VRDO                                            10,335,000
 70,000,000 VMIG 1*     PART 1.40% due 5/8/02                                  70,000,000
 32,600,000 A-1+        Series A FSA-Insured 1.45% VRDO                        32,600,000
  9,270,000 A-1+        Series C AMBAC-Insured 1.45% VRDO                       9,270,000
  4,060,000 A-1+      Westchester County Boys & Girls Club Project IDA
                       1.40% VRDO                                               4,060,000


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)              MARCH 31, 2002


                        NEW YORK MONEY MARKET PORTFOLIO

     FACE
    AMOUNT   RATING(a)               DESCRIPTION                    VALUE
  ----------------------------------------------------------------------------
  $4,000,000 NR++      Yates BAN 3.00% due 4/11/02              $    4,000,484
   2,820,000 A-1       Yates IDR Coach Equipment 1.55% VRDO AMT      2,820,000
  ----------------------------------------------------------------------------
                       TOTAL INVESTMENTS -- 100%
                       (Cost -- $2,037,011,316**)               $2,037,011,316
  ----------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
 + Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
 ++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**   Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 27 and 28 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                     NEW YORK PORTFOLIO

    FACE
   AMOUNT         RATING(a)                         SECURITY                             VALUE
-------------------------------------------------------------------------------------------------------
Education -- 23.5%
$  2,755,000      Aaa*      Albany, NY IDA, Civic Facility Revenue, St. Rose Project,
                             Series A, AMBAC-Insured, 5.375% due 7/1/31               $  2,756,763
                            Amherst, NY IDA, Civic Facilities Revenue, UBF Faculty-
                             Student Housing, Series B, AMBAC-Insured:
   1,000,000      AAA          5.125% due 8/1/20                                           984,170
   3,615,000      AAA          5.250% due 8/1/31                                         3,551,014
  10,000,000      AAA       New York City IDA, Civic Facilities Revenue, New York
                             University Project, AMBAC-Insured,
                             5.000% due 7/1/31                                           9,456,400
                            New York State Dormitory Authority, Revenue Bonds:
                              City University Systems:
                               3rd Generation:
  16,925,000      AAA           Series 1, FGIC-Insured, 5.250% due 7/1/25               16,923,646
   4,500,000      AAA           Series 2, MBIA-Insured, 5.000% due 7/1/28                4,278,870
   6,000,000      AA-          4th Generation, Series A, 5.250% due 7/1/31               5,807,940
                               Series A, FGIC-Insured:
   5,825,000      AAA           5.625% due 7/1/16                                        6,278,767
  14,000,000      AAA           2nd Generation, 5.000% due 7/1/16                       14,036,400
   7,000,000      AAA          Series B, FSA-Insured, 6.000% due 7/1/14                  7,867,160
   2,500,000      A3*          Series C, 7.500% due 7/1/10                               2,894,850
   2,000,000      AAA         Columbia University, 5.000% due 7/1/18                     1,993,240
     200,000      AA-         Department of Health, State of New York Issue,
                               7.250% due 7/1/02                                           202,636
                              New School University, MBIA-Insured:
   5,000,000      AAA          5.000% due 7/1/29                                         4,743,250
   4,495,000      AAA          5.000% due 7/1/33                                         4,244,044
                              New York University, Series 2, AMBAC-Insured:
   5,000,000      AAA          5.000% due 7/1/31                                         4,728,200
   5,000,000      AAA          5.000% due 7/1/41                                         4,659,650
                              Rockefeller University:
  10,260,000      AAA          5.000% due 7/1/28                                         9,881,816
  12,000,000      AAA          Series A, 5.000% due 7/1/32                              11,511,720
   1,000,000      AA-         School Program, 5.000% due 7/1/18                            973,890
   1,150,000      AAA         St. John's University, MBIA-Insured,
                               5.250% due 7/1/25                                         1,149,908
                              State University Educational Facility:
                               Series A:
  12,750,000      AAA           FGIC-Insured, 5.000% due 5/15/27                        12,204,428
  12,110,000      AAA           FSA-Insured, 5.875% due 5/15/17                         13,318,820
   7,030,000      AAA           MBIA-Insured, 5.000% due 5/15/16                         7,048,208
                               Series B:
   5,000,000      AAA           FGIC-Insured, 5.250% due 5/15/19                         5,142,350
   5,000,000      AAA           FSA-Insured, 5.500% due 5/15/30                          5,069,400


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                            VALUE
------------------------------------------------------------------------------------------
Education -- 23.5% (continued)
$   676,000 AA-          Unrefunded Balance, 7.500% due 5/15/11               $    800,567
                        University of Rochester, Series A, MBIA-Insured:
  3,915,000 AAA          5.000% due 7/1/16                                       3,925,179
  2,300,000 AAA          5.000% due 7/1/27                                       2,201,307
                      Rensselaer County IDA, Civic Facilities Revenue Bonds,
                       (Polytechnic Institute Dormitory Project):
  5,430,000 A+           Series A, 5.125% due 8/1/29                             5,187,659
  5,820,000 A+           Series B, 5.125% due 8/1/27                             5,592,263
                      Schenectady IDA, Civic Facilities Revenue Bonds, (Union
                       College Project), Series A, AMBAC-Insured:
  2,000,000 Aaa*         5.375% due 12/1/19                                      2,035,280
  1,725,000 Aaa*         5.000% due 7/1/22                                       1,673,578
  3,000,000 Aaa*         5.450% due 12/1/29                                      3,019,920
  2,390,000 Aaa*         5.625% due 7/1/31                                       2,461,079
------------------------------------------------------------------------------------------
                                                                               188,604,372
------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 0.6%
  1,235,000 AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer
                       Authority Revenue Bonds, 10.250% due 7/1/09               1,533,598
  3,150,000 AAA       New York City GO, Series I, AMBAC-Insured,
                       7.250% due 8/15/14                                        3,200,809
------------------------------------------------------------------------------------------
                                                                                 4,734,407
------------------------------------------------------------------------------------------
Finance -- 1.6%
  7,500,000 AA+       New York City Transitional Finance Authority Revenue,
                       Future Tax Secured, Series C, 4.750% due 5/1/23           6,934,950
  5,000,000 AAA       New York State Local Government Assistance Corp.,
                       Series B, MBIA-Insured, 4.875% due 4/1/20                 4,794,650
    825,000 BBB+      New York State Municipal Bond Bank Agency, Special
                       Revenue Program, City of Buffalo,
                       6.875% due 3/15/06                                          847,844
------------------------------------------------------------------------------------------
                                                                                12,577,444
------------------------------------------------------------------------------------------
General Obligation -- 1.9%
    125,000 Baa3*     Green Island, 9.375% due 11/1/02                             129,305
  4,050,000 A         New York City Bonds, Unrefunded Balance,
                       6.600% due 8/1/09                                         4,159,755
                      New York State:
  1,000,000 AA          12.000% due 11/15/03                                     1,149,710
  2,750,000 AA          9.875% due 11/15/05                                      3,345,732


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                             VALUE
-------------------------------------------------------------------------------------------
General Obligation -- 1.9% (continued)
                      North Hempstead, FGIC-Insured:
$ 4,505,000 Aaa*        Series A, 5.000% due 9/1/22                            $  4,381,248
  1,500,000 Aaa*        Series B, 4.750% due 3/1/18                               1,438,455
  1,000,000 AAA       Yonkers, Series C, FGIC-Insured, State Aid
                       Withholding, 5.000% due 6/1/19                               978,520
------------------------------------------------------------------------------------------
                                                                                 15,582,725
------------------------------------------------------------------------------------------
Government Facilities -- 1.4%
                      New York State Urban Development Corp. Revenue:
                        Correctional Capital Facilities:
  5,000,000 AAA          FSA-Insured, 5.000% due 1/1/20                           4,873,300
  3,050,000 AAA          MBIA-Insured, 5.000% due 1/1/20                          2,976,159
  3,000,000 AA-         State Facilities, 5.700% due 4/1/20                       3,177,540
------------------------------------------------------------------------------------------
                                                                                 11,026,999
------------------------------------------------------------------------------------------
Hospitals -- 6.8%
  1,620,000 AAA       East Rochester, NY Housing Authority Revenue,
                       (North Park Nursing Home), GNMA-Collateralized,
                       5.200% due 10/20/24                                        1,565,714
  5,000,000 AAA       Nassau Health Care Corp., Health System Revenue
                       Bonds, Nassau County Guaranteed, FSA-Insured,
                       5.500% due 8/1/19                                          5,135,400
  3,000,000 AAA       New York City, Health & Hospital Corp. Revenue,
                       Health System, Series A, AMBAC-Insured,
                       5.000% due 2/15/20                                         2,893,320
                      New York State Dormitory Authority Revenue:
  5,350,000 A1*         Lutheran Center at Poughkeepsie, LOC-Key Bank,
                         6.050% due 7/1/26                                        5,488,030
                        Mental Health Services Facilities:
                         Series B:
  2,500,000 AA-            5.000% due 2/15/18                                     2,422,650
  6,955,000 AA-            Unrefunded Balance, 5.625% due 2/15/21                 7,059,186
  2,600,000 AAA          Series D, FSA-Insured, 5.250% due 8/15/30                2,550,938
  3,000,000 AA          St. Luke's Home, Residential Health, FHA-Insured,
                         6.375% due 8/1/35                                        3,158,640
  2,450,000 AAA         St. Vincent's Hospital & Medical Center, FHA-Insured,
                         7.400% due 8/1/30                                        2,506,840
  2,000,000 AAA         Victory Memorial Hospital, MBIA-Insured,
                         5.375% due 8/1/25                                        1,995,880
                      New York State Medical Care Facility Finance Agency
                       Revenue:
                         Series A:
  2,500,000 B              Central Suffolk Hospital Mortgage Project,
                            6.125% due 11/1/16                                    2,369,600


                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                           VALUE
-----------------------------------------------------------------------------------------
Hospitals -- 6.8% (continued)
$   955,000 Aa1*           Health Center Projects, Secured Mortgage
                            Program, SONYMA-Insured,
                            6.375% due 11/15/19                              $  1,008,977
  2,350,000 NR             Unrefunded Balance, FHA-Insured,
                            7.450% due 8/15/31                                  2,422,192
                         Series B:
    965,000 AA            Hospital & Nursing Home Insured Mortgage,
                            FHA-Insured, 7.000% due 8/15/32                       992,618
  1,860,000 AAA           Long Term Healthcare, FSA-Insured,
                            6.450% due 11/1/14                                  1,902,427
  3,500,000 AA            Mortgage Project, FHA-Insured,
                            6.100% due 2/15/15                                  3,642,800
  2,385,000 AA           Series C, Unrefunded Balance, FHA-Insured,
                          6.650% due 8/15/32                                    2,451,518
                         Series F, Mental Health Services Facilities
                          Improvement, Unrefunded Balance:
    710,000 AA-              6.500% due 8/15/12                                   733,395
    730,000 AA-              6.500% due 2/15/19                                   754,054
  3,780,000 Baa1*     Puerto Rico Commonwealth Renewal & Housing Corp.,
                       7.875% due 10/1/04                                       3,803,474
-----------------------------------------------------------------------------------------
                                                                               54,857,653
-----------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.3 %
                      New York City HDC:
  1,408,596 NR          Cadman Project, 6.500% due 11/15/18                     1,343,899
    890,996 NR          Heywood Towers Project, 6.500% due 10/15/17               857,325
  1,138,558 NR          Kelly Project, 6.500% due 2/15/18                       1,091,752
  4,000,000 AAA         Mortgage Revenue, Series A, FHA-Insured,
                         6.600% due 4/1/30                                      4,108,960
  1,457,307 NR          Riverbend Project, 6.500% due 11/15/18                  1,531,454
                      New York State Dormitory Authority Revenue,
                       FNMA-Collateralized, Park Ridge Housing Inc.:
  1,000,000 AAA          6.375% due 8/1/20                                      1,072,420
  1,470,000 AAA          6.500% due 8/1/25                                      1,583,528
                      New York State Housing Finance Agency Revenue, Secured
                       Mortgage Program, SONYMA-Insured:
                         Series A:
    500,000 Aa1*           7.000% due 8/15/12 (c)                                 512,870
  2,000,000 Aa1*           6.200% due 8/15/15 (c)                               2,084,960
    500,000 Aa1*           7.050% due 8/15/24 (c)                                 512,310
  6,870,000 Aa1*         Series B, 6.250% due 8/15/29 (c)                       7,102,137
                         Series C:
  1,750,000 Aa1*           6.600% due 8/15/27                                   1,814,873
  1,500,000 AAA            FHA-Insured, 6.500% due 8/15/24                      1,535,715


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                         SECURITY                            VALUE
-------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.3% (continued)
$   830,000 A1*       Rensselaer Housing Authority, Multi-Family Mortgage
                       Revenue, Rensselaer Elderly Apartments, Series A,
                       7.750% due 1/1/11                                       $    866,595
-------------------------------------------------------------------------------------------
                                                                                 26,018,798
-------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.4%
                      New York State Mortgage Agency Revenue,
                        Homeowner Mortgage:
  2,625,000 Aa1*         Series 37-A, 6.375% due 10/1/14                          2,723,963
  1,000,000 Aa1*         Series 41-A, 6.450% due 10/1/14                          1,039,500
  4,355,000 Aa1*         Series 65, 5.850% due 10/1/28 (c)                        4,387,750
  4,945,000 Aa1*         Series 67, 5.800% due 10/1/28 (c)                        4,968,340
  6,000,000 Aa1*         Series 71, 5.350% due 10/1/18 (c)                        5,967,480
-------------------------------------------------------------------------------------------
                                                                                 19,087,033
-------------------------------------------------------------------------------------------
Industrial Development -- 3.0%
  2,250,000 BBB       Essex County IDA Revenue, Solid Waste, (International
                       Paper Co. Project), Series A, 6.150% due 4/1/21 (c)        2,269,035
    500,000 A-        Monroe County IDA Revenue, Public Improvement,
                       Canal Ponds Park, Series A, 7.000% due 6/15/13               512,075
                      Onondaga County IDA:
    750,000 AA-         Civic Facilities Revenue, (Syracuse Home Association
                         Project), LOC-HSBC Bank USA,
                         5.200% due 12/1/18                                         736,020
  8,000,000 AAA         Sewer Facilities Revenue, (Bristol-Myers Squibb Co.
                         Project), 5.750% due 3/1/24 (c)                          8,377,840
  1,000,000 AAA       Otsego County IDA, Civic Facility Revenue, Aurelia
                       Osborn Fox Memorial Hospital, Series A, FSA-Insured,
                       4.500% due 10/1/19                                           920,220
  8,000,000 BB+       Port Authority of New York & New Jersey, (Delta Airlines
                       Inc. Project), Series 1R, 6.950% due 6/1/08                8,027,520
  1,410,000 A+        Rensselaer County IDA, Albany International Corp.,
                       LOC-Fleet Trust Co., 7.550% due 7/15/07 (c)                1,578,439
  1,675,000 B2*       Warren & Washington Counties IDA, Resource Recovery
                       Revenue Bonds, Series A, 7.900% due 12/15/07               1,677,563
-------------------------------------------------------------------------------------------
                                                                                 24,098,712
-------------------------------------------------------------------------------------------
Life Care Systems -- 2.0%
                      New York State Dormitory Authority Revenue Bonds,
                       FHA-Insured:
  1,230,000 AAA          Crouse Community Center, 7.500% due 8/1/29               1,238,241
  3,815,000 AA           Hebrew Nursing Home, 6.125% due 2/1/37                   3,964,243
  1,245,000 AAA          Heritage House Nursing Center,
                          7.000% due 8/1/31                                       1,277,345


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002

                                  NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                           VALUE
----------------------------------------------------------------------------------------
Life Care Systems -- 2.0% (continued)
$ 1,780,000 AAA          Jewish Geriatric Center, 7.150% due 8/1/14         $  1,902,802
  1,500,000 AAA          Menorah Campus Nursing Home,
                          6.100% due 2/1/37                                    1,568,745
  1,600,000 AA           Niagara Frontier Home, Mortgage Revenue,
                          6.200% due 2/1/15                                    1,676,016
  3,350,000 AA           Wesley Garden Nursing Home, 6.125% due 8/1/35         3,472,978
  1,250,000 AAA       Syracuse, NY IDA Revenue, James Square Association,
                       Series A, FHA-Insured, 7.000% due 8/1/25                1,278,375
---------------------------------------------------------------------------------------
                                                                              16,378,745
---------------------------------------------------------------------------------------
Miscellaneous -- 6.8%
    750,000 BBB+      Albany, NY Parking Authority Revenue, Series A,
                       5.625% due 7/15/25                                        737,977
                      New York City Trust Cultural Resource Revenue:
  1,655,000 AAA         American Museum of Natural History, Series A,
                         AMBAC-Insured, 5.250% due 7/1/17                      1,676,962
  9,000,000 AAA         Museum of Modern Art, Series D, AMBAC-Insured,
                         5.125% due 7/1/31                                     8,675,820
                      New York State Dormitory Authority Lease Revenue:
    835,000 AAA         Audit & Control Office Facilities, MBIA-Insured,
                         4.875% due 4/1/16                                       824,579
                        Court Facilities, City of New York Issue:
  5,000,000 A            6.000% due 5/15/39                                    5,267,600
  3,000,000 AAA          AMBAC-Insured, 5.750% due 5/15/30                     3,123,540
                        State University Dormitory Facility, FGIC-Insured:
  1,000,000 AAA          5.500% due 7/1/26                                     1,017,300
  1,000,000 AAA          5.500% due 7/1/27                                     1,016,570
  3,000,000 AAA          5.100% due 7/1/31                                     2,898,090
                      New York State Urban Development Corp. Revenue,
                       Correctional Facilities Service Contract:
  6,600,000 AAA          Series C, AMBAC-Insured, 6.000% due 1/1/29            7,014,547
 17,400,000 AAA          Series D, FSA-Insured, 5.250% due 1/1/30             17,098,980
  5,000,000 A-        Puerto Rico Public Financial Corp., Series E,
                       5.500% due 8/1/29                                       5,014,650
---------------------------------------------------------------------------------------
                                                                              54,366,615
---------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.6%
                      New York State Environmental Facilities Corp.:
                        State Clean Drinking Water:
  1,260,000 AAA          Series B, 5.250% due 4/15/17                          1,277,968
  6,040,000 AAA          Series C, 5.000% due 6/15/16                          6,064,945
                        State Water Revolving Fund, Series A:
  1,950,000 AAA          7.500% due 6/15/12                                    1,971,996


                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                  NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                          VALUE
---------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.6% (continued)
$   805,000 AAA          Unrefunded Balance, GIC-Societe General,
                          7.250% due 6/15/10                               $    820,528
  1,000,000 AAA       North Country Development Authority, Solid Waste
                       Management System Revenue Refunding,
                       FSA-Insured, 6.000% due 5/15/15                        1,119,890
  1,710,000 BB        Puerto Rico Industrial, Medical & Environmental
                       Facilities, Finance Authority Revenue, American
                       Airlines Inc., Series A, 6.450% due 12/1/25            1,491,958
---------------------------------------------------------------------------------------
                                                                             12,747,285
---------------------------------------------------------------------------------------
Pre-Refunded (d) -- 10.9%
     35,000 NR        Battery Park City Authority Housing Revenue, FHA-
                       Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23           40,594
  1,000,000 AAA       Buffalo Municipal Water Finance Authority, Water
                       Systems Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                       6.100% due 7/1/26                                      1,121,030
  2,150,000 AAA       Monroe County Water Authority Revenue, AMBAC-
                       Insured, (Pre-Refunded -- Escrowed with state &
                       local government securities to 8/1/04 Call @ 101),
                       7.000% due 8/1/19                                      2,376,803
    950,000 A         New York City GO:
                       6.600% due 8/1/09, (Call 8/1/02 @ 101.5)                 979,184
  4,000,000 AAA         Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                         6.950% due 8/15/12                                   4,423,600
  1,000,000 NR        New York City IDA, Civil Facilities Revenue, (The
                       Lighthouse Inc. Project), LOC-Chase Manhattan Bank,
                       (Call 7/1/02 @ 102), 6.375% due 7/1/10                 1,031,030
  1,565,000 AA        New York City Municipal Water Finance Authority,
                       Water & Sewer System Revenue, Series B, (Pre-
                       Refunded -- Escrowed with state & local government
                       securities to 6/15/10 Call @ 101),
                       6.000% due 6/15/33                                     1,779,061
                      New York State Dormitory Authority Revenue:
  2,700,000 AA          Manhattan College, Asset Guaranty, (Pre-
                         Refunded -- Escrowed with state & local
                         government securities to 7/1/02 Call @ 102),
                         6.500% due 7/1/19                                    2,785,266
     45,000 AA-         Mental Health, Series B, (Call 2/15/07 @ 102),
                         5.625% due 2/15/21                                      49,259
    324,000 AA-         Series B, (Partially Pre-Refunded with U.S.
                         government securities to various call dates and
                         prices, 7.500% due 5/15/11 (b)                         392,257
  7,370,000 A+          University of Rochester, Series A, (Call 7/1/04 @
                         102), 6.500% due 7/1/19                              8,104,126
                      New York State Energy, Research & Development
                       Authority, Electric Facilities Revenue,
                       (Call 6/15/02 @ 102):
  2,935,000 A            Series A, 7.150% due 12/1/20 (c)                     3,023,754
  2,190,000 A-           Series B, 7.150% due 2/1/22 (c)                      2,256,226


                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                MARCH 31, 2002


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                           VALUE
-----------------------------------------------------------------------------------------
Pre-Refunded (d) -- 10.9% (continued)
                      New York State Medical Care Facilities, Finance Agency
                       Revenue:
                         Mental Health Improvement, Series F,
                           (Pre-Refunded -- Escrowed with state & local
                           government securities to 8/15/02 Call @ 102):
$ 4,010,000 AA-              6.500% due 8/15/12                              $  4,159,172
  3,885,000 AA-              6.500% due 2/15/19                                 4,029,522
                         Series A:
  4,000,000 AAA            Brookdale Hospital Medical Center, (Pre-
                            Refunded -- Escrowed with state & local
                            government securities to 2/15/05 Call
                            @ 102), 6.800% due 8/15/12                          4,468,960
  6,950,000 AA             Hospital & Nursing Home, FHA-Insured, (Call
                            2/15/04 @ 102), 6.200% due 2/15/21                  7,446,369
  6,435,000 AA             Methodist Hospital, FHA-Insured, (Call 8/15/02
                            @ 102), 6.700% due 8/15/23                          6,680,302
  4,000,000 AA             Mortgage Project, FHA-Insured, (Pre-
                            Refunded -- Escrowed with state & local
                            government securities to 8/15/04
                            Call @ 102), 6.375% due 8/15/24                     4,408,760
  4,700,000 AAA            New York Downtown Hospital, (Pre-
                            Refunded -- Escrowed with state & local
                            government securities to 2/15/05
                            Call @ 102) , 6.800% due 2/15/20                    5,251,028
                           New York Hospital, AMBAC/FHA-Insured, (Pre-
                            Refunded -- Escrowed with state & local
                            government securities to 2/15/05
                            Call @ 102):
  8,500,000 AAA                6.800% due 8/15/24                               9,496,540
  7,600,000 AAA                6.500% due 8/15/29                               8,429,084
  2,500,000 AAA                6.900% due 8/15/34                               2,799,900
  2,160,000 NR        Oneida Health Care Corp. Mortgage Revenue,
                       Series A, FHA-Insured, (Call 4/15/02 @ 102),
                       7.200% due 8/1/31                                        2,209,464
-----------------------------------------------------------------------------------------
                                                                               87,741,291
-----------------------------------------------------------------------------------------
Public Facilities -- 1.9%
 10,000,000 AA+       New York City Transitional Finance Authority Revenue,
                       Future Tax Secured, Series C, 5.500% due 11/1/29        10,161,900
    915,000 AA-       New York State COP, (Hanson Redevelopment Project),
                       8.375% due 5/1/08                                        1,053,879
  4,475,000 AAA       New York State Dormitory Authority Revenue, State
                       University Athletic Facility, MBIA-Insured,
                       4.500% due 7/1/21                                        4,046,026
-----------------------------------------------------------------------------------------
                                                                               15,261,805
-----------------------------------------------------------------------------------------
Transportation -- 19.5%
                      Metropolitan Transportation Authority Dedicated
                       Tax Fund:
                         Series A:
                          FGIC-Insured:
 11,000,000 AAA             5.250% due 11/15/23                                10,985,260
  3,165,000 AAA             5.000% due 11/15/31                                 3,005,611


                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Transportation -- 19.5% (continued)
                          FSA-Insured:
$ 2,290,000 AAA             5.125% due 4/1/19                                $  2,290,801
  4,500,000 AAA             5.250% due 4/1/23                                   4,494,285
                        Transit Facilities Revenue:
                         Series A:
  5,000,000 A3*           6.000% due 7/1/19                                     5,275,450
 10,000,000 AAA           MBIA-Insured, 5.625% due 7/1/25                      10,259,000
  5,000,000 AA-          Series N, 7.125% due 7/1/09                            5,153,100
                        Triborough Bridge COP, AMBAC-Insured:
  2,595,000 AAA          5.875% due 1/1/30                                      2,748,364
 20,000,000 AAA          Series A, 5.250% due 1/1/29                           19,715,600
                      New York State Thruway Authority:
  5,000,000 AA-         General Revenue GO, Series E, 5.000% due 1/1/25         4,777,250
                        Highway & Bridge Toll Revenue Fund, FGIC-Insured:
                         Series A:
  3,410,000 AAA           5.000% due 4/1/19                                     3,360,112
  2,000,000 AAA           5.000% due 4/1/20                                     1,946,780
  2,500,000 AAA           5.000% due 4/1/21                                     2,428,350
 15,000,000 AAA          Series B, 5.000% due 4/1/19                           14,763,900
  4,000,000 AAA          Series B-1, 5.500% due 4/1/18                          4,146,400
                      Port Authority New York & New Jersey, Special
                       Obligation Revenue:
 12,000,000 NR           5th Installment, 6.750% due 10/1/19                   12,303,360
  5,000,000 AA-          85th Series, 5.375% due 3/1/28                         5,024,150
  7,250,000 AA-          109th Series, 5.375% due 1/15/32                       7,086,150
                      Triborough Bridge & Tunnel Authority:
  1,500,000 AA-         Convention Center Project, Series E,
                         7.250% due 1/1/10                                      1,701,570
                        General Purpose Revenue Bonds, GO:
                         Series A:
  3,500,000 AA-           5.250% due 1/1/28                                     3,446,275
 17,935,000 AA-           5.000% due 1/1/32                                    16,826,976
                         Series B:
  4,200,000 AA-           5.375% due 1/1/19                                     4,264,722
 10,125,000 AA-           5.500% due 1/1/30                                    10,270,598
-----------------------------------------------------------------------------------------
                                                                              156,274,064
-----------------------------------------------------------------------------------------
Utilities -- 7.9%
 35,335,000 AAA       Long Island Power Authority, Electric System Revenue,
                       Series A, MBIA-Insured, 5.250% due 12/1/26              34,947,022
                      New York State Energy, Research & Development
                       Authority:
                         Electric Facilities Revenue:
  3,000,000 A+             Brooklyn Union Gas Co. Project, Regular RIBS,
                            Series B, 12.018% due 7/1/26 (c)(e)                 3,590,070
  5,750,000 A+             Consolidated Edison Co. Inc. Project, Series A,
                            7.125% due 12/1/29 (c)                              6,214,198
  1,065,000 A              Series A, 7.150% due 12/1/20 (c)                     1,091,018
    810,000 A-             Series B, 7.150% due 2/1/22 (c)                        829,699


                      See Notes to Financial Statements.


        25 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                  MARCH 31, 2002


                                 NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                      SECURITY                         VALUE
-------------------------------------------------------------------------------------
Utilities -- 7.9% (continued)
$ 1,500,000 Baa2*        Gas Facilities Revenue, Corning Natural Gas
                          Corp., Series A, 8.250% due 12/1/18 (c)        $  1,531,335
                      Puerto Rico Electric Power Authority, FSA-Insured:
  5,000,000 AAA         Series HH, 5.250% due 7/1/29                        5,003,200
 10,000,000 AAA         Series II, 5.125% due 7/1/26                        9,896,500
-------------------------------------------------------------------------------------
                                                                           63,103,042
-------------------------------------------------------------------------------------
Water and Sewer -- 4.9%
                      New York City, Municipal Water Finance Authority,
                       Water & Sewer Systems Revenue:
 16,000,000 AA           5.500% due 6/15/33                                16,217,600
                         Series B:
  5,205,000 AAA           FGIC-Insured, 5.125% due 6/15/30                  5,020,379
                          FSA-Insured:
  2,750,000 AAA             5.000% due 6/15/29                              2,608,898
  1,000,000 AAA             5.250% due 6/15/29                                985,670
    990,000 AA            Unrefunded Balance, 6.000% due 6/15/33            1,102,731
                         Series D:
  5,000,000 AA            5.250% due 6/15/25                                4,946,700
  2,375,000 AAA           MBIA-Insured, 5.000% due 6/15/15                  2,394,831
                      New York State Environmental Facilities Corp.,
                       Clean Water & Drinking Revolving Funds, Series B:
  2,490,000 AAA          5.250% due 10/15/17                                2,525,507
  1,740,000 AAA          5.250% due 4/15/18                                 1,763,716
  1,880,000 AAA          5.250% due 10/15/18                                1,905,624
-------------------------------------------------------------------------------------
                                                                           39,471,656
-------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $778,378,960**)                           $801,932,646
-------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Pre-Refunded bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(e) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 27 and 28 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        26 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB
and B --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates the bond is not rated by Standard & Poor's or Moody's.


      27    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1  -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1-- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1 -- Moody's highest rating for short-term municipal obligations.
MIG 2 -- Moody's second highest rating for short-term municipal obligations.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG  -- Association of Bay Area Governments
AIG   -- American International Guaranty
AMBAC -- AMBAC Indemnity Corporation
AMT   -- Alternative Minimum Tax
BAN   -- Bond Anticipation Notes
BIG   -- Bond Investors Guaranty
BOCES -- Board of Cooperative Education Services
CGIC  -- Capital Guaranty Insurance Company
COP   -- Certificate of Participation
CSD   -- Central School District
ETM   -- Escrowed to Maturity
FLAIRS-- Floating Adjustable Interest Rate Securities
FGIC  -- Financial Guaranty Insurance Company
FHA   -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FRTC  -- Floating Rate Trust Certificates
FSA   -- Financial Security Assurance
GDB   -- Government Development Bank
GIC   -- Guaranteed Investment Contract
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HDC   -- Housing Development Corporation
HFA   -- Housing Finance Authority
IDA   -- Industrial Development Authority
IDB   -- Industrial Development Board
IDR   -- Industrial Development Revenue
IFA   -- Infrastructure Financing Authority
INFLOS-- Inverse Floaters
IRB   -- Industrial Revenue Bonds
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance Corporation
MERLOT-- Municipal Exempt Receipts Liquidity Optional Tender
MSTC  -- Municipal Securities Trust Certificates
MVRICS-- Municipal Variable Rate Inverse Coupon Security
PART  -- Partnership Structure
PCFA  -- Pollution Control Financing Authority
PCR   -- Pollution Control Revenue
RAN   -- Revenue Anticipation Notes
RIBS  -- Residual Interest Bonds
SAVRS -- Select Auction Variable Rate Securities
SONYMA-- State of New York Mortgage Association
SWAP  -- SWAP Structure
TAN   -- Tax Anticipation Notes
TECP  -- Tax Exempt Commercial Paper
TFA   -- Transitional Financial Authority
TRAN  -- Tax and Revenue Anticipation Notes
UFSD  -- Union Free School District
VRDN  -- Variable Rate Demand Note
VRDO  -- Variable Rate Demand Obligation
VRWE  -- Variable Rate Wednesday Demand


      28    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                MARCH 31, 2002



                                                               New York
                                                             Money Market    New York
                                                              Portfolio      Portfolio
-----------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $2,037,011,316 and
   $778,378,960, respectively)                              $2,037,011,316  $801,932,646
  Cash                                                              10,082            --
  Interest receivable                                            9,268,855     1,146,843
  Receivable for Fund shares sold                                       --    12,733,078
  Receivable for securities sold                                        --    12,365,000
  Other assets                                                      17,987            --
----------------------------------------------------------------------------------------
  Total Assets                                               2,046,308,240   828,177,567
----------------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                              1,043,110            --
  Management fee payable                                           893,980       360,669
  Distribution fees payable                                         62,506       234,335
  Deferred compensation payable                                     17,987        16,212
  Payable to bank                                                       --     2,528,334
  Payable for Fund shares purchased                                     --       723,853
  Accrued expenses                                                 254,169       157,301
----------------------------------------------------------------------------------------
  Total Liabilities                                              2,271,752     4,020,704
----------------------------------------------------------------------------------------
Total Net Assets                                            $2,044,036,488  $824,156,863
----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                $    2,044,137  $     62,496
  Capital paid in excess of par value                        2,041,997,222   812,162,732
  Undistributed net investment income                                   --       491,194
  Accumulated net realized loss from security transactions          (4,871)  (12,113,245)
  Net unrealized appreciation of investments                            --    23,553,686
----------------------------------------------------------------------------------------
Total Net Assets                                            $2,044,036,488  $824,156,863
----------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                    2,044,137,019    48,027,007
--------------------------------------------------------
  Class B                                                               --    10,545,494
--------------------------------------------------------
  Class L                                                               --     3,132,497
--------------------------------------------------------
  Class Y                                                               --       791,261
--------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                     $1.00        $13.19
--------------------------------------------------------
  Class B *                                                             --        $13.19
--------------------------------------------------------
  Class L **                                                            --        $13.18
--------------------------------------------------------
  Class Y (and redemption price)                                        --        $13.19
--------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value)               --        $13.74
--------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value)               --        $13.31
----------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


        29 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS  FOR THE YEAR ENDED MARCH 31, 2002



                                                       New York
                                                     Money Market    New York
                                                      Portfolio      Portfolio
---------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                          $   46,345,068  $ 45,331,180
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                               10,132,331     4,113,872
  Distribution fees (Note 4)                             2,012,655     2,149,191
  Shareholder and system servicing fees                    470,000       211,432
  Registration fees                                        141,000        45,642
  Custody                                                   94,000        39,512
  Shareholder communications                                32,000        25,667
  Audit and legal                                           21,500        15,182
  Trustees' fees                                            10,800         2,457
  Pricing service fees                                          --        42,147
  Other                                                     17,311        14,820
--------------------------------------------------------------------------------
  Total Expenses                                        12,931,597     6,659,922
--------------------------------------------------------------------------------
Net Investment Income                                   33,413,471    38,671,258
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 5):
 Realized Gain (Loss) From Security Transactions
 (excluding short-term securities):*
   Proceeds from sales                               5,740,145,030   161,522,974
   Cost of securities sold                           5,740,148,614   159,626,324
--------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                  (3,584)    1,896,650
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation (Note 1)              --   (16,542,369)
--------------------------------------------------------------------------------
Net Loss on Investments                                     (3,584)  (14,645,719)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations              $   33,409,887  $ 24,025,539
--------------------------------------------------------------------------------

* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                      See Notes to Financial Statements.


        30 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                                  For the Years Ended March 31,

New York Money Market Portfolio                                        2002             2001
---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $    33,413,471  $    57,536,461
  Net realized gain (loss)                                                 (3,584)          26,425
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                               33,409,887       57,562,886
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                               (33,413,471)     (57,536,461)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                      (33,413,471)     (57,536,461)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                  6,303,628,628    7,530,348,825
  Net asset value of shares issued for reinvestment of dividends       34,809,723       55,466,446
  Cost of shares reacquired                                        (6,351,970,667)  (7,100,857,989)
--------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                            (13,532,316)     484,957,282
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                     (13,535,900)     484,983,707
NET ASSETS:
  Beginning of year                                                 2,057,572,388    1,572,588,681
--------------------------------------------------------------------------------------------------
  End of year                                                     $ 2,044,036,488  $ 2,057,572,388
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        31 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                                  For the Years Ended March 31,

     New York Portfolio                          2002           2001
     ---------------------------------------------------------------------
     OPERATIONS:
      Net investment income                  $  38,671,258  $  33,763,618
      Net realized gain                          1,896,650      1,330,097
      Increase (decrease) in net unrealized
        appreciation                           (16,542,369)    31,731,225
     ---------------------------------------------------------------------
      Increase in Net Assets From Operations    24,025,539     66,824,940
     ---------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM
     (NOTE 3):
      Net investment income                    (38,677,907)   (34,000,674)
     ---------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders          (38,677,907)   (34,000,674)
     ---------------------------------------------------------------------
     FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares         308,130,989    210,637,738
      Net asset value of shares issued for
        reinvestment of dividends               24,011,993     19,943,819
      Cost of shares reacquired               (266,637,033)  (145,899,531)
     ---------------------------------------------------------------------
      Increase in Net Assets From Fund Share
        Transactions                            65,505,949     84,682,026
     ---------------------------------------------------------------------
     Increase in Net Assets                     50,853,581    117,506,292
     NET ASSETS:
      Beginning of year                        773,303,282    655,796,990
     ---------------------------------------------------------------------
      End of year*                           $ 824,156,863  $ 773,303,282
     ---------------------------------------------------------------------
     * Includes undistributed net investment
      income of:                                  $491,194        $78,882
     ---------------------------------------------------------------------


                      See Notes to Financial Statements.


        32 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally


      33    Smith Barney Muni Funds | 2002 Annual Report to Shareholders
accepted in the United States of America. At March 31, 2002, reclassifications were made to New York Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $5,041 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the New York Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The New York Portfolio adopted this requirement effective April 1, 2001. This change does not affect the New York Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income increased by $78,902, net realized gains decreased by $37,281 and the change in net unrealized appreciation of investments decreased by $41,621. In addition, the New York Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $461,283 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date.


      34    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolios paid transfer agent fees totaling $587,030 to TB&T. The totals for each Portfolio were as follows:

                  Portfolio               Transfer Agent Fees
                  -------------------------------------------
                  New York Money Market        $410,284
                  -------------------------------------------
                  New York                      176,746
                  -------------------------------------------

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Portfolios' distributors. In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.


      35    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2002, SSB received sales charges of approximately $1,901,000 and $143,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2002, CDSCs paid to SSB were approximately:

                                          Class A Class B  Class L
             -----------------------------------------------------
             New York Portfolio           $55,000 $161,000 $20,000
             -----------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2002, total Distribution Plan fees incurred were:

          Portfolio                        Class A   Class B  Class L
          ------------------------------------------------------------
          New York Money Market           $2,012,655       --       --
          ------------------------------------------------------------
          New York                           945,198 $935,152 $268,841
          ------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.



      36    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

5. Investments

During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                    New York Money   New York
                                   Market Portfolio  Portfolio
               -------------------------------------------------
               Purchases                         -- $236,860,932
               -------------------------------------------------
               Sales                             --  161,522,974
               -------------------------------------------------

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                             New York Money  New York
                                           Market Portfolio  Portfolio
        ----------------------------------------------------------------
        Gross unrealized appreciation                    -- $28,738,656
        Gross unrealized depreciation                    --  (5,184,970)
        ----------------------------------------------------------------
        Net unrealized appreciation                      -- $23,553,686
        ----------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Portfolio did not hold any futures contracts.



      37    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

7. Capital Loss Carryforward

At March 31, 2002, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $6,000 and $12,113,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurrs on March 31 of the year indicated:

                                         2008       2009     2010     Total
 -----------------------------------------------------------------------------
 New York Money Market Portfolio      $    3,000         -- $3,000 $     6,000
 -----------------------------------------------------------------------------
 New York Portfolio                    7,466,000 $4,647,000     --  12,113,000
 -----------------------------------------------------------------------------

8. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each Portfolio and their respective classes:

 Portfolio                     Class A       Class B      Class L     Class Y
 ------------------------------------------------------------------------------
 New York Money Market      $2,044,041,359           --          --          --
 ------------------------------------------------------------------------------
 New York                      611,810,267 $147,563,052 $42,205,606 $10,646,303
 ------------------------------------------------------------------------------


      38    Smith Barney Muni Funds |  2002 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                         Year Ended                       Year Ended
                                       March 31, 2002                   March 31, 2001
New York                      -------------------------------  -------------------------------
Money Market Portfolio            Shares          Amount           Shares          Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                    6,303,628,628  $ 6,303,628,628   7,530,348,825  $ 7,530,348,825
Shares issued on reinvestment     34,809,723       34,809,723      55,466,446       55,466,446
Shares reacquired             (6,351,970,667)  (6,351,970,667) (7,100,857,989)  (7,100,857,989)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)          (13,532,316) $   (13,532,316)    484,957,282  $   484,957,282
-----------------------------------------------------------------------------------------------

New York Portfolio
-----------------------------------------------------------------------------------------------
Class A
Shares sold                       18,677,879  $   251,145,109      12,007,405  $   158,071,506
Shares issued on reinvestment      1,387,822       18,567,122       1,170,554       15,213,848
Shares reacquired                (15,430,952)    (207,696,673)     (7,480,873)     (97,275,527)
-----------------------------------------------------------------------------------------------
Net Increase                       4,634,749  $    62,015,558       5,697,086  $    76,009,827
-----------------------------------------------------------------------------------------------
Class B
Shares sold                        3,185,491  $    42,797,833       1,995,479  $    26,312,936
Shares issued on reinvestment        276,984        3,705,664         303,136        3,931,617
Shares reacquired                 (3,960,837)     (53,121,636)     (3,485,338)     (45,490,799)
-----------------------------------------------------------------------------------------------
Net Decrease                        (498,362) $    (6,618,139)     (1,186,723) $   (15,246,246)
-----------------------------------------------------------------------------------------------
Class L
Shares sold                        1,056,677  $    14,188,047       1,228,396  $    16,253,296
Shares issued on reinvestment         91,454        1,222,577          51,363          668,745
Shares reacquired                   (435,176)      (5,818,724)       (241,290)      (3,133,205)
-----------------------------------------------------------------------------------------------
Net Increase                         712,955  $     9,591,900       1,038,469  $    13,788,836
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                               --  $            --         742,942  $    10,000,000
Shares issued on reinvestment         38,625          516,630           9,694          129,609
Shares reacquired                         --               --              --               --
-----------------------------------------------------------------------------------------------
Net Increase                          38,625  $       516,630         752,636  $    10,129,609
-----------------------------------------------------------------------------------------------


      39    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                           New York Money Market Portfolio
                                    --------------------------------------------
Class A Shares                        2002      2001      2000      1999     1998
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
Net investment income                 0.017     0.034     0.027     0.027     0.030
Dividends from net
 investment income                   (0.017)   (0.034)   (0.027)   (0.027)   (0.030)
------------------------------------------------------------------------------------
Net Asset Value, End of Year        $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
Total Return                           1.67%     3.40%     2.76%     2.72%     3.04%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $2,044    $2,058    $1,573    $1,380    $1,161
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                        0.64%     0.65%     0.67%     0.65%     0.65%
  Net investment income                1.65      3.32      2.73      2.65      2.99
------------------------------------------------------------------------------------
                                                 New York Portfolio
                                    --------------------------------------------
Class A Shares                      2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                 $ 13.42   $ 12.78   $ 13.69   $ 13.91   $ 13.16
------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/           0.65      0.67      0.68      0.68      0.72
  Net realized and unrealized
   gain (loss)/(3)/                   (0.23)     0.64     (0.91)     0.07      0.81
------------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.42      1.31     (0.23)     0.75      1.53
------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.65)    (0.67)    (0.67)    (0.70)    (0.73)
  Net realized gains                     --        --     (0.01)    (0.27)    (0.05)
------------------------------------------------------------------------------------
Total Distributions                   (0.65)    (0.67)    (0.68)    (0.97)    (0.78)
------------------------------------------------------------------------------------
Net Asset Value, End of Year        $ 13.19   $ 13.42   $ 12.78   $ 13.69   $ 13.91
------------------------------------------------------------------------------------
Total Return                           3.15%    10.57%    (1.61)%    5.50%    11.83%
------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $633      $583      $482      $556      $554
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                        0.70%     0.69%     0.71%     0.70%     0.71%
  Net investment income/(3)/           4.86      5.14      5.20      4.94      5.28
------------------------------------------------------------------------------------
Portfolio Turnover Rate                  20%       16%       33%       60%       71%
------------------------------------------------------------------------------------

(1) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.85%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.


      40    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                 New York Portfolio
                                    -------------------------------------------
Class B Shares                      2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
-----------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                  $13.42    $12.78    $13.68    $13.89   $13.15
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/           0.57      0.60      0.61      0.61     0.65
  Net realized and unrealized
    gain (loss)/(2)/                  (0.22)     0.64     (0.90)     0.07     0.80
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations    0.35      1.24     (0.29)     0.68     1.45
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.58)    (0.60)    (0.60)    (0.62)   (0.66)
  Net realized gains                     --        --     (0.01)    (0.27)   (0.05)
-----------------------------------------------------------------------------------
Total Distributions                   (0.58)    (0.60)    (0.61)    (0.89)   (0.71)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.19    $13.42    $12.78    $13.68   $13.89
-----------------------------------------------------------------------------------
Total Return                           2.60%     9.96%    (2.09)%    5.02%   11.19%
-----------------------------------------------------------------------------------
Net Assets,
 End of Year (millions)                $139      $148      $156      $192     $195
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                        1.21%     1.22%     1.23%     1.23%    1.23%
  Net investment income/(2)/           4.27      4.63      4.67      4.42     4.76
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                  20%       16%       33%       60%      71%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.


      41    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                               New York Portfolio
                                                -----------------------------------------------
Class L Shares                                  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/  1998
---------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                               $13.41    $12.77    $13.67      $13.88     $13.14
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.57      0.58      0.60        0.60       0.64
  Net realized and unrealized gain (loss)/(3)/    (0.23)     0.65     (0.90)       0.07       0.80
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.34      1.23     (0.30)       0.67       1.44
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.57)    (0.59)    (0.59)      (0.61)     (0.65)
  Net realized gains                                 --        --     (0.01)      (0.27)     (0.05)
---------------------------------------------------------------------------------------------------
Total Distributions                               (0.57)    (0.59)    (0.60)      (0.88)     (0.70)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.18    $13.41    $12.77      $13.67     $13.88
---------------------------------------------------------------------------------------------------
Total Return                                       2.56%     9.91%    (2.14)%      4.95%     11.13%
---------------------------------------------------------------------------------------------------
Net Assets,
 End of Year (000s)                             $41,275   $32,449   $17,633     $18,221    $10,611
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                                    1.26%     1.26%     1.27%       1.27%      1.28%
  Net investment income/(3)/                       4.27      4.55      4.64        4.37       4.71
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              20%       16%       33%         60%        71%
---------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.26%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.


      42    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                           New York Portfolio
                                                          ------------------
Class Y Shares                                            2002/(1)/ 2001/(1)(2)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $13.42      $13.46
--------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3) /                                 0.67        0.16
 Net realized and unrealized loss/(3)/                      (0.23)      (0.03)
--------------------------------------------------------------------------------
Total Income From Operations                                 0.44        0.13
--------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                      (0.67)      (0.17)
 Net realized gains                                            --          --
--------------------------------------------------------------------------------
Total Distributions                                         (0.67)      (0.17)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                               $13.19      $13.42
--------------------------------------------------------------------------------
Total Return                                                 3.33%       1.00%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                            $10,435     $10,103
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                               0.52%       0.54%+
 Net investment income/(3) /                                 5.01        4.97+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                        20%         16%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period January 4, 2001 (inception date) to March 31, 2001.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.00%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.70% for Class Y shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.



      43    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds (the "Funds") as of March 31, 2002 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2002 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
May 15, 2002


      44    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") New York Money Market and New York Portfolios ("Portfolios") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolios each a series of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                           Number of
                                                                           Investment
                                             Term                          Companies
                                          of Office*       Principal        in Fund       Other
                              Position(s) and Length     Occupation(s)      Complex   Directorships
        Name, Address          Held with   of Time          During          Overseen     Held by
           and Age               Fund       Served      Past Five Years    by Trustee    Trustee
---------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                     Trustee     Since    Retired; Former            9     Signet Group
13732 LeHavre Drive                         1999     Chairman and CEO                     PLC
Frenchman's Creek                                    of Associated
Palm Beach Gardens, FL 33410                         Merchandising
Age 74                                               Corp., a major retail
                                                     merchandising
                                                     organization. Former
                                                     Trustee of Galey &
                                                     Lord, Liz Claiborne,
                                                     R.G. Barry
                                                     Corporation and
                                                     eNote.Com Inc.
Allan J. Bloostein              Trustee     Since    President of Allan        16       Taubman
27 West 67th Street, Apt. 5FW               1999     Bloostein Associates,            Centers Inc.
New York, NY 10023                                   a consulting firm.
Age 72                                               Former Director of
                                                     CVS Corporation
Jane F. Dasher                  Trustee     Since    Controller of PBK          9         None
Korsant Partners                            1999     Holdings Inc., a
283 Greenwich Avenue                                 family investment
3rd Floor                                            company
Greenwich, CT 06830
Age 52
Donald R. Foley                 Trustee     Since    Retired                    9         None
3668 Freshwater Drive                       1985
Jupiter, FL 33477
Age 79
Richard E. Hanson, Jr.          Trustee     Since    Retired; Former            9         None
2751 Vermont Route 140                      1999     Head of the New
Poultney, VT 05764                                   Atlanta Jewish
Age 60                                               Community High
                                                     School
Dr. Paul Hardin                 Trustee     Since    Professor of Law &        15         None
12083 Morehead                              1994     Chancellor Emeritus
Chapel Hill, NC 27514-8426                           at the University of
Age 70                                               North Carolina


      45    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                                                                         Number of
                                                                                         Investment
                                             Term                                        Companies
                                          of Office*                                      in Fund       Other
                              Position(s) and Length                                      Complex   Directorships
        Name, Address          Held with   of Time        Principal Occupation(s)         Overseen     Held by
           and Age               Fund       Served         During Past Five Years        by Trustee    Trustee
-----------------------------------------------------------------------------------------------------------------
Roderick C. Rasmussen         Trustee       Since    Investment Counselor                     9         None
9 Cadence Court                             1985
Morristown, NJ 07960
Age 75
John P. Toolan                Trustee       Since    Retired                                  9     Trustee John
7202 Southeast Golf Ridge Way               1985                                                      Hancock
Hobe Sound, FL 33455                                                                                   Funds
Age 71
Interested Trustees:
Heath B. McLendon             Trustee/      Since    Managing Director of Salomon Smith      74         None
Salomon Smith Barney Inc.     Chairman      1995     Barney Inc. ("SSB"); President and
125 Broad Street                                     Director of Smith Barney Fund
9th Floor                                            Management LLC ("SBFM") and
New York, NY 10004                                   Travelers Investment Adviser, Inc.
Age 68                                               ("TIA"); Director of The Travelers
                                                     Investment Management Company
--------
*Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.
Officers:
Lewis E. Daidone              Senior Vice   Since    Managing Director of SSB; Chief        N/A         N/A
Salomon Smith Barney Inc.     President     1990     Financial Officer of Smith Barney
125 Broad Street              and                    Mutual Funds; Director and Senior
11th Floor                    Treasurer              Vice President of SBFM and TIA
New York, NY 10004
Age 44
Joseph P. Deane               Vice          Since    Managing Director of SSB;              N/A         N/A
Salomon Smith Barney Inc.     President     1999     Investment Officer of SBFM
333 West 34th Street          and
New York, NY 10001            Investment
Age 53                        Officer
Irving P. David               Controller    Since    Director of SSB                        N/A         N/A
Salomon Smith Barney Inc.                   1994
125 Broad Street
10th Floor
New York, NY 10004
Age 40
Christina T. Sydor            Secretary     Since    Managing Director of SSB; General      N/A         N/A
Salomon Smith Barney Inc.                   1987     Counsel and Secretary of SBFM and
300 First Stamford Place                             TIA
4th Floor
Stamford, CT 06902
Age 51


      46    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For the fiscal year ended March 31, 2002, the following percentages of dividends paid by the Portfolios from net investment income were tax exempt for regular Federal income tax and New York State income tax purposes:

--------------------------------------------------------------------------------
           New York Money Market Portfolio                   100.00%
           ---------------------------------------------------------
           New York Portfolio                                 99.96
--------------------------------------------------------------------------------


      47    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                                   MUNI FUNDS


            TRUSTEES                   INVESTMENT MANAGER
            Lee Abraham                Smith Barney Fund
            Allan J. Bloostein          Management LLC
            Jane F. Dasher
            Donald R. Foley            DISTRIBUTORS
            Richard E. Hanson, Jr.     Salomon Smith Barney Inc.
            Dr. Paul Hardin            PFS Distributors, Inc.
            Heath B. McLendon,
             Chairman                  CUSTODIAN
            Roderick C. Rasmussen      State Street Bank and
            John P. Toolan              Trust Company

            Joseph H. Fleiss, Emeritus TRANSFER AGENT
                                       Travelers Bank & Trust, fsb.
            OFFICERS                   125 Broad Street, 11th Floor
            Heath B. McLendon          New York, New York 10004
            President and Chief
            Executive Officer          SUB-TRANSFER AGENT
                                       PFPC Global Fund Services
            Lewis E. Daidone           P.O. Box 9699
            Senior Vice President      Providence, Rhode Island
            and Treasurer              02940-9699

            Joseph P. Deane
            Vice President and
            Investment Officer

            Irving P. David
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market and New York Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

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  management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds




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                         ----------------------------
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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.

 FD02397 5/02

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                               MASSACHUSETTS MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                         ANNUAL REPORT | MARCH 31, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

Dear Shareholder,

        [PHOTO OMITTED]                [PHOTO OMITTED]

        HEATH B.                       JOSEPH P.
        McLENDON                       DEANE

        Chairman                       Vice President
                                       and Investment Officer

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Massachusetts Money Market Portfolio ("Portfolio") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Performance Update

As of March 31, 2002, the Portfolio's seven-day current yield was 1.07%. The Portfolio's seven-day effective yield(1), which reflects compounding, was 1.08%. Assets in the Portfolio increased during the period as investors looked for alternatives to the volatile stock market. This asset growth, coupled with the Federal Open Market Committee's ("FOMC")(2) short-term interest rate reductions throughout 2001, pushed up prices and caused the Portfolio's yield to decline considerably during the period.

Investment Strategy

The Portfolio seeks to provide income exempt from both regular federal income taxes and Massachusetts personal income taxes by investing in high-quality, short-term municipal obligations(3). The Portfolio also seeks liquidity and stability of principal.

____________________

(1) The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or the Class is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
(2) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(3)   Certain investors may be subject to the Federal Alternative Minimum Tax
      (AMT), and state and local taxes may apply. Capital gains, if any, are fully taxable.


      1   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Market Overview

The FOMC left the federal funds rate ("fed funds rate")(4) unchanged at 1.75% during two separate meetings in early 2002 and moved to a neutral stance. In addition, after September 11th, the U.S. Federal Reserve Board ("Fed") injected $190 billion in liquidity into the system in the form of loans to banks and investment dealers. We believe that these actions provided a much-needed boost to an ailing economy.

Although the economy may limp along for another quarter or two, we believe that it is probably in the early stages of recovery and should gain momentum by late 2002. However, this recovery could possibly be affected by lingering skepticism about truthfulness in corporate accounting practices, along with some possible delays in corporate earnings releases for the first two or three quarters of 2002 as executives check and double-check their financial reports before releasing them. We also believe that corporate profits may be somewhat disappointing for the first six to eight months of the year but will improve enough to exceed investor expectations by late 2002 and early 2003. In our opinion, the fiscal stimulus package that Congress passed in 2002 should help the economy because it was aimed at corporations - which we believe led the economy into recession. In our view, the fact that the package was smaller than anticipated should not prevent its effectiveness. With this economic scenario in mind, we believe the FOMC will most likely keep interest rates steady until the economy is clearly on solid footing.

Massachusetts Overview

In our view, the Commonwealth of Massachusetts has a very broad and diversified economy. Strong performance in the high technology, healthcare and financial services sectors has fueled economic growth over the past several years. However, the Commonwealth lost considerable tax revenues last year due to the economic downturn. Most of the losses were due to lower capital gains taxes paid, fewer bonuses paid and fewer stock options exercised. We expect this loss of tax revenues to contribute to a budget shortfall in fiscal year 2002 which could reach anywhere between $1.5 and $2.0 billion.

___________

(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

      2   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

Furthermore, we believe that a major challenge for the Commonwealth will be to lower spending while maintaining a balanced budget. Fortunately, because of strong fiscal management in the past, Massachusetts maintains a budget reserve that should help it through these difficult times. We will continue to closely monitor the Commonwealth's progress.

Portfolio Outlook

Going forward, we will continue to be prudent with respect to credit quality and diversification. We plan to continue focusing on high-quality, liquid issues consisting of both variable and fixed-rate products as we seek to maximize current income. We also anticipate maintaining an average maturity target of less than 45 days in order to possibly take advantage of possible higher short-term interest rates as the economy strengthens.

Thank you for investing in the Smith Barney Muni Funds - Massachusetts Money Market Portfolio.

Sincerely,


/s/ Heath B. McLendon                                /s/ Joseph P. Deane

Heath B. McLendon                                    Joseph P. Deane
Chairman                                             Vice President and
                                                     Investment Officer

April 29, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 4 through 6 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.

      3   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                           March 31, 2002
================================================================================

     FACE
    AMOUNT      RATING(a)                       SECURITY                                          VALUE
==========================================================================================================
$  6,000,000    SP-1+       Boston BAN Series A 4.00% due 5/1/02                              $  6,013,066
     950,000    A-1+        Boston Water Sewer Series A 1.30% VRDO                                 950,000
                            Clipper Tax Exempt Trust:
   4,767,000    VMIG 1*        Certificates 2000-2 MBIA-Insured 1.60% due 11/21/02               4,767,000
   6,256,000    VMIG 1*        Series 98-8 PART AMBAC-Insured 1.53% VRDO                         6,256,000
     400,000    Aaa*        Dartmouth FSA-Insured 4.00% due 4/1/02                                 400,000
   8,500,000    MIG 1*      Lancaster BAN 3.25% due 4/26/02                                      8,504,757
   5,000,000    MIG 1*      Lexington BAN 2.25% due 2/14/03                                      5,027,956
   5,000,000    MIG 1*      Masconomet Regional School District BAN 2.25% due 6/14/02            5,005,631
   2,890,000    A-1         Massachusetts Bay Transportation Authority 1.50% VRDO                2,890,000
                            Massachusetts Development Finance Agency Revenue:
   2,500,000    A-1            1.35% due 4/8/02 TECP                                             2,500,000
   6,300,000    A-1            Assumption College 1.50% VRDO                                     6,300,000
   2,600,000    A-1            Decas Cranberry 1.50% VRDO AMT                                    2,600,000
   4,000,000    NR+            Epichem Inc. 1.60% VRDO AMT                                       4,000,000
   2,815,000    NR+            Hatfield Inc. Project 1.60% VRDO AMT                              2,815,000
   3,300,000    A-1            Horner Millwork 1.55% VRDO AMT                                    3,300,000
   4,100,000    A-1            Leaktite Corp. 1.55% VRDO AMT                                     4,100,000
   4,050,000    A-1            Metalcrafters Inc. Series 99 1.55% VRDO AMT                       4,050,000
   1,500,000    A-1+           MFH Series 514 1.55% PART VRDO                                    1,500,000
   1,890,000    Aa3*           Mount Holyoke College 4.00% due 7/1/02                            1,896,328
  18,750,000    VMIG 1*        Notre Dame Health Care 1.50% VRDO                                18,750,000
   5,745,000    VMIG 1*        Resource Recovery Revenue MBIA-Insured Series 563
                                  1.75% VRDO                                                     5,745,000
                               Solid Waste Newark Group:
   7,300,000    A-1+              Project C 1.55% VRDO AMT                                       7,300,000
   3,500,000    A-1+              Series A 1.55% VRDO AMT                                        3,500,000
   2,750,000    A-1            Whalers Cove Project 1.30% VRDO AMT                               2,750,000
                            Massachusetts HEFA:
   5,310,000    VMIG 1*        Brigham & Womens Hospital 1.45% VRDO                              5,310,000
   3,100,000    A-1+           Capital Asset Program Series C 1.30% VRDO                         3,100,000
   4,925,000    VMIG 1*        Corporate Independent Living Series 99 1.45% VRDO                 4,925,000
                               Harvard University:
   2,300,000    A-1+              Series SGA-97 1.55% VRDO                                       2,300,000
   3,500,000    VMIG 1*           Series WW 1.53% VRDO                                           3,500,000
   2,950,000    A-1+              Series Y 1.25% VRDO                                            2,950,000
                               Partners Healthcare System FSA-Insured:
   4,975,000    A-1+              Series P-1 1.45% VRDO                                          4,975,000
   2,450,000    VMIG 1*           Series P-2 1.45% VRDO                                          2,450,000
   4,390,000    VMIG 1*        Simmons College MERLOT Series T PART AMBAC-Insured
                                  1.58% VRDO                                                     4,390,000
   3,900,000    A-1+           University of Massachusetts Series A 1.38% VRDO                   3,900,000
  10,000,000    A-1+           Williams College 1.50% VRDO                                      10,000,000

                       See Notes to Financial Statements.

      4   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

     FACE
    AMOUNT      RATING(a)                       SECURITY                                          VALUE
==========================================================================================================
                            Massachusetts HFA:
                               MFH:
$  6,600,000    VMIG 1*           Princeton Crossings 1.55% VRDO AMT                          $  6,600,000
   2,100,000    A-1+              Project A 1.50% VRDO                                           2,100,000
   6,050,000    A-1+              Series A 1.50% VRDO                                            6,050,000
   1,740,000    A-1            Municipal Securities Trust Series 1997-9 Class A
                                  PART MBIA-Insured 1.59% VRDO AMT 1,740,000
                            Massachusetts Industrial Finance Agency:
   1,420,000    A-1            420 Newburyport Turnpike Series 98 1.55% VRDO AMT                 1,420,000
     400,000    A-1+           Gordon College 1.40% VRDO                                           400,000
     800,000    NR+            Peterson American Corp. 1.80% VRDO AMT                              800,000
                            Massachusetts Municipal Wholesale Electric Co.:
                               Pre-Refunded-- Ecsrowed with U.S. government securities
                                  to 7/1/02 Call @ 102:
   3,610,000    Aaa*                Series A 6.75% due 7/2/05                                    3,725,686
   3,000,000    NR+                 Series A 6.75% due 7/2/08                                    3,096,138
   9,050,000    NR+                 Series B 6.75% due 7/2/17                                    9,338,254
   5,000,000    Aaa*                Series C MBIA-Insured 6.63% due 7/1/18                       5,158,032
   3,000,000    A-1+           Series A 1.30% due 6/13/02 TECP                                   3,000,000
   5,185,000    VMIG 1*     Massachusetts State College Building Authority Merlot
                               Series B11 PART AMBAC-Insured 1.58% VRDO                          5,185,000
                            Massachusetts State GO:
   2,600,000    A-1            Series A 1.50% VRDO                                               2,600,000
   9,800,000    A-1+           Series A 1.55% VRDO                                               9,800,000
     300,000    VMIG 1*        Turnpike Authority Floater Certificates Series 335
                                  PART AMBAC-Insured 1.43% VRDO                                    300,000
                            Massachusetts Water Authority Recovery Series 94 TECP:
   4,900,000    A-1+           1.30% due 6/11/02                                                 4,900,000
   5,000,000    A-1+           1.40% due 6/12/02                                                 5,000,000
                            Massachusetts Water Resource Authority:
                               FGIC-Insured:
                                  Series A:
   7,000,000    Aaa*                5.50% due 7/15/02                                            7,077,325
   3,000,000    Aaa*                6.50% due 7/15/02                                            3,101,344
   4,000,000    Aaa*                6.75% due 7/15/02                                            4,125,998
   7,100,000    A-1+              Series C 1.45% VRDO                                            7,100,000
                               Floater Certificates PART FSA-Insured:
   8,065,000    VMIG 1*           Series 336 1.63% VRDO                                          8,065,000
   2,110,000    VMIG 1*           Series 463 1.43% VRDO                                          2,110,000
   5,000,000    NR+         Millbury BAN 3.75% due 4/19/02                                       5,001,408
   2,204,717    Aa2*        Nantucket 3.50% due 7/26/02                                          2,210,858
   1,715,000    Aa3*        New Bedford BAN 5.00% due 5/1/02                                     1,717,476
   5,000,000    MIG 1*      Newton BAN 3.10% due 8/29/02                                         5,012,021
                            Pittsfield BAN:
   5,000,000    SP-1+          2.80% due 4/15/02                                                 5,001,328
   1,730,000    SP-1+          3.10% due 4/15/02                                                 1,730,392

                       See Notes to Financial Statements.


      5   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                               March 31, 2002
================================================================================

     FACE
    AMOUNT    RATING(a)                     SECURITY                               VALUE
===========================================================================================
$  1,325,000  SP-1+     Redding BAN 2.75% due 1/9/03                           $  1,335,092
                        Springfield BAN:
   4,290,000  NR+          3.25% due 6/21/02                                      4,294,630
   5,000,000  NR+          2.50% due 6/28/02                                      5,008,336
   1,831,000  Aaa*      Springfield FGIC-Insured 3.50% due 8/1/02                 1,836,100
   3,693,000  NR+       Webster BAN 3.50% due 4/17/02                             3,693,469
-------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $298,354,625**)                               $298,354,625
===========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
+ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees had determined this security to be considered a first tier quality issue due to enhancement features, such as insurance and/or irrevocable letters of credit.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 7 and 8 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

      6   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to generic rating "Aa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Securities Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1  -- Moody's highest rate for short-term municipal obligations.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

      7   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Securities Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
AMT     -- Alternative Minimum Tax
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
  LEE   -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
CSD     -- Central School District
EDA     -- Economic Development Authority
ETM     -- Escrowed To Maturity
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HEFA    -- Health & Educational Facilities Authority
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
Inflos  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MERLOT  -- Municipal Exempt Receipts Liquidity Optional Tender
MFH     -- Multi-Family Housing
MUD     -- Municipal Utilities District
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RAW     -- Revenue Anticipation Warrants
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SWAP    -- Swap Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bond Structure
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Unified Free School District
UHSD    -- Unified High School District
USD     -- Unified School District
VA      -- Veterans Administration
VRDO    -- Variable Rate Demand Obligation

      8  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                               March 31, 2002
================================================================================

ASSETS:
   Investments, at amortized cost                                 $ 298,354,625
   Cash                                                                  44,640
   Interest receivable                                                1,952,471
   Other assets                                                             316
--------------------------------------------------------------------------------
   Total Assets                                                     300,352,052
--------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                    174,169
   Management fee payable                                               128,053
   Distribution fees payable                                              9,122
   Accrued expenses                                                     109,355
--------------------------------------------------------------------------------
   Total Liabilities                                                    420,699
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 299,931,353
================================================================================

NET ASSETS:
   Par value of shares of beneficial interest                     $     299,932
   Capital paid in excess of par value                              299,631,902
   Accumulated net realized loss from security transactions                (481)
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 299,931,353
================================================================================
Shares Outstanding                                                  299,931,834
--------------------------------------------------------------------------------
Net Asset Value, Per Share (and redemption price)                 $        1.00
================================================================================

                       See Notes to Financial Statements.

      9   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Statement of Operations                        For the Year Ended March 31, 2002
================================================================================

INVESTMENT INCOME:
   Interest                                                         $ 7,649,996
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 4)                                            1,552,705
   Distribution fees (Note 4)                                           313,739
   Transfer agent fee                                                    64,000
   Shareholder communications                                            37,000
   Registration fees                                                     30,000
   Custody                                                               28,000
   Audit and legal                                                       17,000
   Trustees' fees                                                         2,350
   Other                                                                  9,601
--------------------------------------------------------------------------------
   Total Expenses                                                     2,054,395
   Less: Management fee waiver (Note 4)                                 (23,706)
--------------------------------------------------------------------------------
   Net Expenses                                                       2,030,689
--------------------------------------------------------------------------------
Net Investment Income                                                 5,619,307
--------------------------------------------------------------------------------
Net Realized Loss on Investments                                           (481)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 5,618,826
================================================================================

                       See Notes to Financial Statements.

      10   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets                For the Years Ended March 31,
================================================================================

                                                                          2002               2001
======================================================================================================
OPERATIONS:
   Net investment income                                            $     5,619,307    $     9,443,128
   Net realized loss                                                           (481)                --
------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                                 5,618,826          9,443,128
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                                 (5,619,307)        (9,443,128)
------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                       (5,619,307)        (9,443,128)
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                                     943,099,446      1,283,572,048
   Net asset value of shares issued for reinvestment of dividends         5,872,366          9,176,531
   Cost of shares reacquired                                           (984,996,625)    (1,216,386,321)
------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                            (36,024,813)        76,362,258
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (36,025,294)        76,362,258

NET ASSETS:
   Beginning of year                                                    335,956,647        259,594,389
------------------------------------------------------------------------------------------------------
   End of year                                                      $   299,931,353    $   335,956,647
======================================================================================================

                       See Notes to Financial Statements.

        11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, National, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      12  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly. For the year ended March 31, 2002, SBFM waived a portion of its management fee amounting to $23,706.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolio paid transfer agent fees of $38,244 to TB&T.

      13  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                      Year Ended               Year Ended
                                    March 31, 2002           March 31, 2001
================================================================================
Class A
Shares sold                           943,099,446             1,283,572,048
Shares issued on reinvestment           5,872,366                 9,176,531
Shares reacquired                    (984,996,625)           (1,216,386,321)
--------------------------------------------------------------------------------
Net Increase (Decrease)               (36,024,813)               76,362,258
================================================================================

      14  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                              2002         2001         2000(1)
================================================================================
Net Asset Value, Beginning of Year       $   1.00      $   1.00     $    1.00
--------------------------------------------------------------------------------
Net investment income(2)                    0.018         0.034         0.016
Dividends from net investment income       (0.018)       (0.034)       (0.016)
--------------------------------------------------------------------------------
Net Asset Value, End of Year             $   1.00      $   1.00     $    1.00
--------------------------------------------------------------------------------
Total Return                                 1.81%         3.46%         1.66%++
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)       $    300      $    336     $     260
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)(3)                            0.65%         0.65%         0.65%+
   Net investment income                     1.80          3.36          3.05+
================================================================================

(1) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.
(2) The manager waived a portion of its fees for the years ended March 31, 2002, March 31, 2001, and the period ended March 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                        Per Share Decreases to            Expense Ratios
                         Net Investment Income          Without Fee Waiver
                        ----------------------          ------------------
        2002                    $0.000*                       0.66%
        2001                     0.000*                       0.66
        2000                     0.001                        0.76+

(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.65%.
*     Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

      15  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Massachusetts Money Market Portfolio ("Portfolio") of the Smith Barney Muni Funds ("Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from September 14, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each the years in the two-year period then ended and for the period from September 14, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

                                                        /s/ KPMG LLP

New York, New York
May 15, 2002

      16  Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- Massachusetts Money Market Portfolio ("Portfolio") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                                 Number of
                                                                                                 Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Directorships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
NON-INTERESTED
TRUSTEES:

Lee Abraham                       Trustee            Since        Retired; Former Chairman           9          Signet Group PLC
13732 LeHavre Drive                                  1999         and CEO of Associated
Frenchman's Creek                                                 Merchandising Corp., a
Palm Beach Gardens, FL 33410                                      major retail merchandising
Age: 74                                                           organization. Former Director
                                                                  of Galey & Lord, Liz
                                                                  Claiborne, R.G. Barry Corpor-
                                                                  ration and eNote.com Inc.

Allan J. Bloostein                Trustee            Since        President of Allan Bloostein      16          Taubman Centers
27 West 67th Street, Apt. 5FW                        1999         Associates, a consulting firm                   Inc.
New York, NY 10023                                                Former Director of CVS
Age: 72                                                           Corporation.

Jane F. Dasher                    Trustee            Since        Controller of PBK Holdings         9               None
Korsant Partners                                     1999         Inc., a family investment
283 Greenwich Avenue, 3rd Fl.                                     company
Greenwich, CT 06830
Age: 52

Donald R. Foley                   Trustee            Since        Retired                            9               None
3668 Freshwater Drive                                1985
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.            Trustee            Since        Retired; Former Head of            9               None
2751 Vermont Route 140                               1999         the New Atlanta Jewish
Poultney, VT 05764                                                Community High School
Age: 60

Dr. Paul Hardin                   Trustee            Since        Professor of Law &                15               None
12083 Morehead Dr.                                   1994         Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                        University of North Carolina
Age: 70

Roderick C. Rasmussen             Trustee            Since        Investment Counselor               9               None
9 Cadence Court                                      1985
Morristown, NJ 07960
Age: 75

John P. Toolan                    Trustee            Since        Retired                            9           John Hancock
7202 Southeast Golf Ridge Way                        1985                                                        Funds
Hobe Sound, FL 33455
Age: 71

      17   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                 Number of
                                                                                                 Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                  in Fund
                                Position(s)        Length            Occupation(s)                 Complex          Other
                                 Held with         of Time            During Past                 Overseen       Directorships
Name, Address and Age              Fund            Served             Five Years                 by Trustee     Held by Trustee
-----------------------         -----------      -----------         -------------               ----------     ---------------
INTERESTED TRUSTEE:

Heath B. McLendon                 Trustee/           Since        Managing Director of              74              None
Salomon Smith Barney Inc.         Chairman           1995         Salomon Smith Barney Inc.
125 Broad Street, 9th Floor                                       ("SSB"); President and
New York, NY 10004                                                Director of Smith Barney
Age: 68                                                           Fund Management LLC
                                                                  ("SBFM"), Travelers
                                                                  Investment Adviser, Inc.
                                                                  ("TIA") Director of The
                                                                  Travelers Investment
                                                                  Management Company

----------
* Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone                  Senior Vice        Since        Managing Director of              N/A              N/A
Salomon Smith Barney Inc.         President          1990         SSB; Chief Financial
125 Broad Street, 11th Floor      and                             Officer of the Smith
New York, NY 10004                Treasurer                       Barney Mutual Funds;
Age: 44                                                           Director and Senior
                                                                  Vice President of SBFM

Joseph P. Deane                   Vice               Since        Managing Director of SSB;         N/A              N/A
Salomon Smith Barney Inc.         President          1999         Investment Officer of SBFM
333 West 34th Street              and
New York, NY 10001                Investment
Age: 54                           Officer

Irving P. David                   Controller         Since        Director of SSB                   N/A              N/A
Salomon Smith Barney Inc.                            1999
125 Broad Street, 10th Floor
New York, NY 10004
Age: 40

Christina T. Sydor                Secretary          Since        Managing Director of              N/A              N/A
Salomon Smith Barney Inc.                            1987         SSB; General Counsel
300 First Stamford Pace                                           and Secretary of
Stamford, CT 06902                                                SBFM and TIA
Age: 51


     18   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For the year ended March 31, 2002, 100% of the dividends paid by the Portfolio from net investment income were tax-exempt for regular Federal income tax and Massachusetts state income tax purposes.


     19   Smith Barney Muni Funds  |  2002 Annual Report to Shareholders

SMITH BARNEY
MUNI FUNDS

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT
MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Muni Fund

This report is submitted for general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNIFUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

/s/ SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

              --------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
              --------------------------------------------------

            STYLE PURE SERIES  |  ANNUAL REPORT  |  MARCH 31, 2002




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
PETER M. COFFEY
Vice President
and Investment Officer

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Muni
Funds -- Limited Term Portfolio ("Portfolio") for the year ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 3.70%. In comparison, the benchmark Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.81%. The Lipper Intermediate Municipal Debt Funds Average/2/ category generated a lower average annualized total return of 3.06%. The Portfolio's Class A shares 30-day SEC yield and the annualized distribution rate as of March 31, 2002, was 4.94%/3/ and 5.44%/4/, respectively. Average annual total return assumes the reinvestment of

--------
 1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index, and an index does not have operating or trading expenses.
 2 Source: Lipper, Inc. Past performance is not indicative of future results.
   Average annual total returns are based on a 1-year period as of March 31, 2002, calculated among 128 funds in the Intermediate Municipal Debt Funds category, as defined by Lipper, Inc., with reinvestment of dividends and capital gains, excluding sales charges.
 3 Source: Smith Barney Fund Management LLC. The Portfolio's 30-day SEC yield is the average annualized net investment income per share for the 30 days ended March 31, 2002. Share prices, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Results for other share classes will differ.
 4 This annualized distribution rate is the Portfolio's current monthly income dividend rate for Class A shares, annualized, and then divided by the March 31, 2002 NAV for Class A shares. The annualized distribution rate assumes a current monthly income dividend of $0.0635 per Class A share for 12 months. This rate is as of April 30, 2002 and is subject to change. Total returns are based on changes in NAV. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the currently monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.



        1 Smith Barney Muni Funds | 2002 Annual Report to Shareholders dividends and capital gains distributions into the Portfolio at net asset value and the deduction of all fund expenses. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks to pay its shareholders as high a level of income exempt from regular federal income taxes/5/ as is consistent with prudent investing. The Portfolio normally invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. The Portfolio normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years.

Market and Portfolio Review
There was a dramatic shift in net inflows of capital invested into municipal bond funds - particularly those in the short/intermediate-term category -- for calendar year 2001 versus the prior two calendar years. (These net inflows represent new cash invested in municipal bond funds, which exclude capital reinvested from municipal fund dividends). Net inflows in short/intermediate-term federal municipal bond funds (as opposed to state-specific municipal funds) totaled approximately $5.65 billion for the calendar year 2001, versus an outflow of $0.98 billion for calendar year 2000 and inflow of $0.31 billion for the prior calendar year./6/ According to the data, as of the end of the calendar year 2001, assets in municipal bond funds in general totaled $369.80 billion.

As of the end of the fiscal period, yields on intermediate-term municipal securities (i.e., those with maturities of 10 years) were at a level comparable to approximately 85% of the yields on long-term U.S. Treasury bonds, which, in our view, compare favorably to U.S. Treasuries on an after-tax basis./7/ (The ratio of yields on municipal bonds as a percentage of those on U.S. Treasuries with comparable maturities is typically lower for issues with short-term versus long-term maturities.)


--------
 5 Please note a portion of the income from the Portfolio may be subject to the
   Alternative Minimum Tax ("AMT").
 6 Source: Strategic Insight, LLC.
 7 After-tax return is a measure of a fund's performance adjusted to reflect taxes that would be paid by an investor in a fund. Note that in contrast to municipals, the face-value principal amount of U.S. Treasury bonds, bills and notes are backed by the full faith and credit of the U.S. Government.


        2 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

We believe demand in general has been quite strong for municipal issues over the fiscal period. One reason why we think intermediate/longer-term municipal bonds are competitively priced at the moment is that, according to our research, about $290 billion of new issues were completed last year, which marked the second highest issuance level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancing, not from newly issued products. In 2002, we believe refinancing will subside and that closer to roughly $200 billion of new issuance in the municipal market will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand remains the same or stronger).

During the course of calendar year 2001, short-term interest rates in the United States plunged as a result of monetary actions by the U.S. Federal Reserve Board ("Fed"). Furthermore, the Fed injected approximately $190 billion of additional liquidity into the monetary system following the tragic terrorist attacks on September 11th. In our view, there is now considerable liquidity on the sidelines for potential investment in securities as approximately $2.35 trillion/8/ was reportedly invested in money market funds (as of mid-March of this year). Given that the Fed has taken short-term interest rates so low, we believe investors may begin to reposition the considerable amounts of capital that they have accumulated in money market funds back into bonds, stocks or the real economy.

During the past quarter, the Federal Open Market Committee ("FOMC")/9/ changed its position from an easing to a neutral stance but kept the short-term federal funds rate ("fed funds rate")/10/ intact at 1.75%. We anticipate that the Fed will maintain this neutral approach during the first half of 2002. As we approach the 4th quarter, we believe there is a strong possibility that the U.S. economy may show stronger signs of economic improvement. In fact, recent data suggest the U.S. economy has already begun to rebound somewhat during the first calendar quarter of this year relative to the prior quarter.

Although it was reported that real Gross Domestic Product ("GDP")/11/ increased 5.8% at a seasonally adjusted annual rate for the first calendar quarter of 2002,


--------
 8  Source: Investment Company Institute for week ended Wednesday, March 13,
    2002.
 9 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
10 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
11 GDP is a market value of goods and services produced by labor and property in the U.S.


        3 Smith Barney Muni Funds | 2002 Annual Report to Shareholders versus a rise of 1.7% for the final quarter of 2001,/12/ we do not anticipate the economy to continue to grow at this pace. For the full year, we expect economic growth to exceed 4.0% (annualized) -- better than last year -- but at a relatively moderate growth rate coming out of a recession.

We expect inflation to remain benign, a viewpoint that echoes Fed Chairman Alan Greenspan's comments in his testimony on April 17th of this year. If the U.S. economy were to rebound later in the year, we anticipate that short-term rates could potentially rise./13/ We believe the Fed wants to see stronger signs of an economic recovery before it will consider raising rates.

Market Outlook
We believe yields of municipals in the intermediate-term sector (such as those included in the Portfolio) compare favorably to those of U.S. Treasuries, particularly on an after-tax basis. (Note that in contrast to municipals, the face-value principal amount of U.S. Treasury bonds, bills and notes are backed by the full faith and credit of the U.S. Government.) Yields in the municipal bond market are determined, in part, by supply and demand. When supply is light for an extended period of time, or demand is strong, yields tend to fall relative to yields in other fixed-income sectors. When supply is heavy, or demand is weak, relative yields tend to rise. (Bond prices typically move proportionately in the opposite direction of yields). The future lower levels of municipal bond supplies that we are anticipating over the coming year contribute to our investment projections that municipal bonds may offer competitive returns versus many other securities in the fixed-income sector over the next 18 months.

In closing we believe the U.S. economy is currently in the early stages of an economic recovery and anticipate an increase in economic activity and possibly short-term rates later this year. We project stable-to-declining long-term rates, at least through the middle of this year, if not to the end of the summer. Going forward, our investment strategy for managing the Portfolio is to seek out potential opportunities in municipals with maturities of 20 years or less and an average effective (call-adjusted) maturity of between 3 and 10 years, with a particular emphasis on higher-coupon structures while maintaining what we consider to be good credit quality. We look forward to continuing to provide you with diligent investment-management services in the future in an effort to


--------
12 Source: Bureau of Economic Analysis, March 28, 2002.
13 Prices of fixed-income instruments typically move inversely to the direction of interest rates.


        4 Smith Barney Muni Funds | 2002 Annual Report to Shareholders help you pursue your investment goals, and we thank you for investing in the Smith Barney Muni Funds -- Limited Term Portfolio.

Sincerely,

/s/ Heath B. McLendon                   /s/ Peter M. Coffey

Heath B. McLendon                       Peter M. Coffey
Chairman                                Vice President and
                                        Investment Officer

May 2, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 10 through 25 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.



        5 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                         Net Asset Value
                                        -----------------
                                        Beginning   End    Income      Total
Year Ended                               of Year  of Year Dividends Returns/(1)+/
---------------------------------------------------------------------------------
3/31/02                                   $6.51    $6.40    $0.35       3.70%
---------------------------------------------------------------------------------
3/31/01                                    6.36     6.51     0.35       8.06
---------------------------------------------------------------------------------
3/31/00                                    6.78     6.36     0.32      (1.46)
---------------------------------------------------------------------------------
3/31/99                                    6.76     6.78     0.33       5.29
---------------------------------------------------------------------------------
3/31/98                                    6.54     6.76     0.34       8.66
---------------------------------------------------------------------------------
3/31/97                                    6.61     6.54     0.35       4.30
---------------------------------------------------------------------------------
3/31/96                                    6.54     6.61     0.36       6.65
---------------------------------------------------------------------------------
3/31/95                                    6.55     6.54     0.37       5.69
---------------------------------------------------------------------------------
3/31/94                                    6.68     6.55     0.37       3.65
---------------------------------------------------------------------------------
3/31/93                                    6.45     6.68     0.39       9.82
---------------------------------------------------------------------------------
Total                                                       $3.53
---------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                         Net Asset Value
                                       -------------------
                                       Beginning    End     Income      Total
Period Ended                           of Period of Period Dividends Returns/(1)+/
----------------------------------------------------------------------------------
Inception* - 3/31/02                     $6.46     $6.41     $0.09       0.58%++
----------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES/(2)/

                                         Net Asset Value
                                        -----------------
                                        Beginning   End    Income      Total
Year Ended                               of Year  of Year Dividends Returns/(1)+/
---------------------------------------------------------------------------------
3/31/02                                   $6.52    $6.41    $0.33       3.48%
---------------------------------------------------------------------------------
3/31/01                                    6.37     6.52     0.33       7.82
---------------------------------------------------------------------------------
3/31/00                                    6.79     6.37     0.30      (1.69)
---------------------------------------------------------------------------------
3/31/99                                    6.76     6.79     0.31       5.04
---------------------------------------------------------------------------------
3/31/98                                    6.54     6.76     0.32       8.36
---------------------------------------------------------------------------------
3/31/97                                    6.61     6.54     0.34       4.10
---------------------------------------------------------------------------------
3/31/96                                    6.54     6.61     0.34       6.45
---------------------------------------------------------------------------------
3/31/95                                    6.54     6.54     0.35       5.51
---------------------------------------------------------------------------------
3/31/94                                    6.68     6.54     0.35       3.15
---------------------------------------------------------------------------------
Inception* - 3/31/93                       6.62     6.68     0.09       2.28++
---------------------------------------------------------------------------------
Total                                                       $3.06
---------------------------------------------------------------------------------


       6   Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES



                                      Net Asset Value
                                     -----------------
                                     Beginning   End    Income      Total
Year Ended                            of Year  of Year Dividends Returns/(1)+/
------------------------------------------------------------------------------
3/31/02                                $6.51    $6.40    $0.36       3.89%
------------------------------------------------------------------------------
3/31/01                                 6.36     6.51     0.36       8.26
------------------------------------------------------------------------------
3/31/00                                 6.78     6.36     0.33      (1.31)
------------------------------------------------------------------------------
Inception* - 3/31/99                    6.82     6.78     0.14       1.46++
------------------------------------------------------------------------------
Total                                                    $1.19
------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                          Without Sales Charges/(1)/
                                                     -----------------------------------
                                                     Class A Class L  Class O/(2)/ Class Y
------------------------------------------------------------------------------------------
Year Ended 3/31/02                                     3.70%   N/A        3.48%      3.89%
------------------------------------------------------------------------------------------
Five Years Ended 3/31/02                               4.79    N/A        4.54       N/A
------------------------------------------------------------------------------------------
Ten Years Ended 3/31/02                                5.39    N/A        N/A        N/A
------------------------------------------------------------------------------------------
Inception* through 3/31/02                             6.01   0.58%++     4.79       3.58
------------------------------------------------------------------------------------------

                                                           With Sales Charges/(3)/
                                                     -----------------------------------
                                                     Class A Class L  Class O/(2)/ Class Y
------------------------------------------------------------------------------------------
Year Ended 3/31/02                                     1.67%   N/A        1.41%      3.89%
------------------------------------------------------------------------------------------
Five Years Ended 3/31/02                               4.37    N/A        4.32       N/A
------------------------------------------------------------------------------------------
Ten Years Ended 3/31/02                                5.18    N/A        N/A        N/A
------------------------------------------------------------------------------------------
Inception* through 3/31/02                             5.85   0.58%++     4.67       3.58
------------------------------------------------------------------------------------------


       7    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+



                                          Without Sales Charges/(1)/
--------------------------------------------------------------------
Class A (3/31/92 through 3/31/02)                           69.06%
--------------------------------------------------------------------
Class L (Inception* through 3/31/02)                         0.58
--------------------------------------------------------------------
Class O (Inception* through 3/31/02)/(2)/                   54.00
--------------------------------------------------------------------
Class Y (Inception* through 3/31/02)                        12.61
--------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class O shares.
(2) On December 19, 2001, Class L shares were renamed Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively; Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 * Inception dates for Class A, L, O and Y shares are November 28, 1988, December 19, 2001, January 5, 1993 and November 12, 1998, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


        8 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index,
                 Lehman Brothers Municipal 10-Year Bond Index
             and Lipper Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                           March 1992 -- March 2002

                                    [CHART]

                             Lehman                Lehman                   Lipper
        Limited Term    Brothers Municipal    Brothers Municipal    Intermediate Municipal
         Portfolio          Bond Index        10-Yr. Bond Index       Debt Funds Average
        ------------   --------------------   -------------------   ----------------------
3/92      $ 9,802            $10,000               $10,000                 $10,000
3/93       10,765             11,252                11,323                  11,112
3/94       11,158             11,513                11,642                  11,435
3/95       11,793             12,369                12,516                  12,093
3/96       12,577             13,406                13,627                  12,936
3/97       13,118             14,135                14,338                  13,513
3/98       14,254             15,650                15,827                  14,638
3/99       15,008             16,620                16,820                  15,383
3/00       14,789             16,606                17,073                  15,309
3/01       15,981             18,420                18,909                  16,701
3/02       16,572             19,124                19,569                  17,213


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 2002. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Lipper Intermediate Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (128 funds as of March 31, 2002). Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       9    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                             MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Education -- 10.5%
$ 1,000,000 Aa2*    Arizona Educational Loan Marketing Corp., Education Loan
                     Revenue Bonds, 6.375% due 9/1/05 (a)                         $  1,018,900
  3,000,000 NR      Capital Projects Finance Authority, FL Student Housing
                     Revenue, Cafra Capital Corp., Series A,
                     7.750% due 8/15/20++                                            3,017,550
  1,070,000 A       Chester County, PA School Authority, School Lease Revenue,
                     5.375% due 6/1/17                                               1,086,435
  1,775,000 AAA     Chippewa Valley, MI Schools Administration Building,
                     Q-SBLF-Insured, 5.500% due 5/1/18                               1,821,878
  1,025,000 Baa3*   Colorado Educational & Cultural Facilities Authority Revenue,
                     Charter School, (Bromley East Project), Series A,
                     7.000% due 9/15/20                                              1,041,923
  1,655,000 A       Connecticut State Health & Educational Facilities Authority
                     Revenue, University of Hartford, Series D, ACA/CBI-Insured,
                     6.750% due 7/1/12                                               1,707,844
  2,020,000 AAA     Cornwall-Lebanon, PA School District GO, Capital
                     Appreciation Notes, FSA-Insured,
                     zero coupon due 3/15/20                                           748,248
  2,025,000 AAA     District of Columbia Revenue, Georgetown University,
                     Capital Appreciation, Series A, MBIA-Insured,
                     zero coupon due 4/1/19                                            789,446
                    Florida State Board of Education, Lottery Revenue,
                     FGIC-Insured:
  2,500,000 AAA        Series B, 5.000% due 7/1/16                                   2,503,775
  1,500,000 AAA        Series C, 5.250% due 7/1/20                                   1,511,895
  1,000,000 AAA     Fort Bend, TX GO, ISD, PSFG, 5.500% due 2/15/16                  1,031,620
                    Greenville County, SC School District Installment Purchase
                     Revenue, Building Equity Sooner for Tomorrow:
  2,000,000 AA-        5.875% due 12/1/18                                            2,076,840
  1,000,000 AA-        5.875% due 12/1/19                                            1,033,790
  3,000,000 AA-        6.000% due 12/1/21                                            3,115,800
  3,500,000 AAA     Hillsborough County, FL School District Sales Tax Revenue,
                     AMBAC-Insured, 5.375% due 10/1/15                               3,654,735
  1,000,000 AAA     Lawrence Township, IN Metropolitan School District, First
                     Mortgage, MBIA/IBC-Insured, 6.750% due 7/5/13                   1,176,550
  1,000,000 AAA     Massachusetts State Health & Educational Facilities Authority
                     Revenue, Harvard University, Series Z,
                     5.000% due 1/15/16                                              1,004,400
  1,645,000 AAA     McHenry & Kane County, IL GO, Community Consolidated
                     School District No. 158, Capital Appreciation,
                     FGIC-Insured, zero coupon due 1/1/16                              780,355
  3,515,000 Aaa*    Midlothian, TX ISD, Capital Appreciation, PSFG,
                     zero coupon due 2/15/17                                         1,464,419
    780,000 A*      Montana State Higher Education Student Assistance Corp.,
                     Student Loan Revenue, Series B, 7.050% due 6/1/04 (a)             797,885


                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Education -- 10.5% (continued)
$ 1,750,000 AAA     New Hampshire Health & Education Facilities Authority
                     Revenue, University System of New Hampshire,
                     AMBAC-Insured, 5.375% due 7/1/16                            $  1,796,323
                    New York State Dormitory Authority Revenue:
  1,780,000 AA        Marymount Manhattan College, Radian-Insured,
                       6.375% due 7/1/14                                            1,973,824
  1,715,000 AAA       State University Educational Facilities, MBIA-Insured,
                       6.000% due 5/15/15                                           1,897,682
                    North Forest ISD, ACA-Insured:
  1,330,000 A         6.500% due 8/15/17                                            1,456,483
                      Capital Appreciation:
    805,000 A          Zero coupon due 8/15/13                                        402,146
    750,000 A          Zero coupon due 8/15/14                                        350,790
  2,400,000 A2*     North Texas Higher Education Authority Inc., Student Loan
                     Revenue, Series D, 6.300% due 4/1/09 (a)                       2,471,808
  1,320,000 BBB-    Savannah, GA EDA, (College of Art & Design Inc. Project),
                     6.200% due 10/1/09                                             1,386,871
  2,000,000 AAA     Texas Technical University Revenues Financing System,
                     Seventh Series, MBIA-Insured, 5.500% due 8/15/18               2,048,820
  2,060,000 AAA     University of Akron, OH General Receipts Bonds,
                     AMBAC-Insured, 5.250% due 1/1/17                               2,084,308
  1,085,000 AAA     University of Iowa Facilities Corp., (Medical Education &
                     Biomedical Research Facilities Project), AMBAC-Insured,
                     5.375% due 6/1/18                                              1,100,299
  2,000,000 AAA     University of Texas Revenues Financing System, Series B,
                     5.375% due 8/15/18                                             2,031,480
  1,000,000 AAA     Utah State Board of Regents, Utah State University Hospital,
                     MBIA-Insured, 5.500% due 8/1/18                                1,021,130
  1,500,000 AAA     Wayne State University Revenues, FGIC-Insured,
                     5.250% due 11/15/19                                            1,504,035
---------------------------------------------------------------------------------------------
                                                                                   52,910,287
---------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 12.9%
     15,000 AAA     Arkansas Housing Development Agency, Single-Family
                     Mortgage, FHA/VA-Insured, 8.375% due 7/1/10                       17,560
  2,085,000 AAA     Boston, MA Water & Sewer Community Revenue,
                     10.875% due 1/1/09                                             2,614,611
    150,000 AAA     Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                     Building Corp., 9.700% due 12/15/07                              179,198
  1,185,000 AAA     Charleston, SC Waterworks & Sewer Revenue,
                     10.375% due 1/1/10                                             1,500,328
     90,000 AAA     Chillicothe, MO Electric Revenue, AMBAC-Insured,
                     10.250% due 9/1/06                                               103,137
                    Colorado Health Facilities Authority:
     70,000 BBB+      Rocky Mountain Adventist Healthcare, 6.250% due 2/1/04           73,962
    915,000 NR        Weld County General Hospital Project, 9.375% due 7/1/09       1,082,848


                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT    RATING+                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 12.9% (continued)
$  1,680,000 AAA     Duncanville, TX Hospital Authority, (Methodist Hospitals of
                      Dallas Project), 9.000% due 1/1/10                           $  2,001,098
     585,000 AAA     Erie County, OH Hospital Improvement Revenue, Sandusky
                      Memorial Hospital, 8.750% due 1/1/06                              653,960
      75,000 AAA     Farmington, NM Utilities Systems Revenue, AMBAC-Insured,
                      9.875% due 1/1/08                                                  89,020
   1,210,000 NR      Franklin County, OH Hospital Revenue, Children's Hospital
                      Project, 10.375% due 6/1/13                                     1,587,883
     285,000 AAA     Houston, TX Airport System Revenue, 9.500% due 7/1/10              352,625
      30,000 AAA     Idaho Falls, ID Electric Revenue, 10.250% due 4/1/06                34,396
     870,000 AAA     Illinois Educational Facilities Authority Revenue, Chicago
                      Osteopathic Medical, Series A, 8.750% due 7/1/05                  934,554
                     Illinois Health Facilities Authority Revenue:
     905,000 AAA       Methodist Medical Center of Illinois Project,
                        9.000% due 10/1/10                                            1,082,914
      75,000 A         Victory Memorial Hospital Association Project,
                        7.500% due 10/1/06                                               82,567
     750,000 AAA     Indiana Bond Bank, Special Program, Series A,
                      AMBAC-Insured, 9.750% due 8/1/09                                  905,347
   1,130,000 AAA     Indiana State Toll Road Commission, Toll Road Revenue,
                      9.000% due 1/1/15                                               1,522,573
   2,885,000 AAA     Jacksonville Beach, FL Utility Revenue, 7.900% due 10/1/14       3,511,016
     255,000 NR      Lafayette, LA Public Trust Financing Authority, Single-Family
                      Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10                  284,710
   1,060,000 AAA     Lake County, OH Hospital Improvement Revenue, (Lake County
                      Memorial Hospitals Project), 8.625% due 11/1/09                 1,243,020
      70,000 AAA     Lima, OH Hospital Revenue, St. Rita's Medical Center,
                      7.500% due 11/1/06                                                 77,064
     235,000 NR      Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                      9.625% due 7/1/13                                                 301,651
     520,000 AAA     Louisiana Public Facilities Hospital Authority Revenue,
                      (Southern Baptist Hospital Inc. Project), AETNA-Insured,
                      8.000% due 5/15/12                                                605,587
     925,000 AAA     Madison County, IN Hospital Facilities Authority Revenue,
                      (Community Hospital Anderson Project),
                      9.250% due 1/1/10                                               1,112,738
                     Maricopa County, AZ Hospital Revenue:
     155,000 AAA       Intercommunity Healthcare, (Sun City Project),
                        8.625% due 1/1/10                                               182,959
                       St. Luke's Medical Center:
   1,540,000 AAA        8.750% due 2/1/10                                             1,819,833
      70,000 AAA        10.250% due 2/1/11                                               88,738
     750,000 AAA     Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13                                              1,131,360
   2,055,000 AAA     Mobile, AL GO, 10.875% due 11/1/07                               2,530,280


                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT    RATING+                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 12.9% (continued)
$    115,000 AAA     Montana State University Revenue, MBIA-Insured,
                      10.000% due 11/15/08                                         $     137,137
     255,000 AAA     Muscatine, IA Electric Revenue, 9.500% due 1/1/04                   274,612
     365,000 NR      New Jersey EDA, Growth Bonds, Series A-2,
                      6.200% due 12/1/02 (a)                                             371,942
     435,000 AAA     New Jersey Health Care Facilities Financing Authority,
                      Hackensack Hospital, 8.750% due 7/1/09                             507,584
     335,000 AAA     New Jersey State Turnpike Authority, 6.750% due 1/1/09              359,542
   3,750,000 AAA     North Carolina Municipal Power Agency No. 1, Catawba
                      Electric Revenue, 10.500% due 1/1/10                             4,698,638
                     Ohio State Water Development Authority Revenue:
   8,035,000 AAA       9.375% due 12/1/10++                                            9,684,264
   2,665,000 AAA       Safe Water, Series 3, 9.000% due 12/1/10                        3,025,495
     180,000 AAA     Owensboro, KY Electric, Light & Power Revenue,
                      10.500% due 1/1/04                                                 196,085
     775,000 AAA     Pima County, AZ Hospital Revenue, Tucson Medical Center,
                      10.375% due 4/1/07                                                 904,247
   1,580,000 NR      Pittsburgh, PA Public Parking Authority, Parking Revenue,
                      St. Francis General Hospital, 6.625% due 10/1/12                 1,750,482
   1,440,000 AAA     Pittsburgh, PA Water & Sewer Authority, Water & Sewer
                      Revenue, FGIC-Insured, 6.000% due 9/1/16                         1,577,232
                     Provo, UT Electric Revenue:
   1,100,000 AAA       10.125% due 4/1/15                                              1,477,916
   1,220,000 AAA       MBIA-Insured, 10.125% due 4/1/15                                1,639,143
      10,000 AAA       Series A, AMBAC-Insured, 10.375% due 9/15/15                       13,736
     690,000 AAA     Pulaski County, AR Hospital Revenue, Arkansas Children's
                      Hospital, 9.250% due 3/1/10                                        829,898
     285,000 AAA     Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14               356,703
     240,000 AAA     San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                      11.500% due 5/1/11                                                 322,255
     130,000 AAA     Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                      Memorial Project), 10.300% due 3/1/11                              168,086
     975,000 AAA     Southeast Texas Hospital Financing Agency, (Memorial
                      Hospital System Project), 8.500% due 12/1/08                     1,115,478
     155,000 AAA     Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured,
                      9.250% due 10/1/10                                                 188,049
      60,000 AAA     Tarrant County, TX Hospital Authority Revenue, (St. Joseph
                      Hospital Project), 8.750% due 2/1/10                                70,408
     535,000 AA      Tucson, AZ COP, Radian-Insured, 6.000% due 7/1/04                   544,100
   2,000,000 AAA     Washington County, PA Authority, Lease Revenue, MBIA-Insured,
                      7.875% due 12/15/18                                              2,629,420
   1,000,000 AAA     Western Minnesota Municipal Power Agency, Series A,
                      6.375% due 1/1/16                                                1,100,280
   1,500,000 AAA     Westmoreland County, PA Municipal Authority,
                      9.125% due 7/1/10                                                1,727,205


                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 12.9% (continued)
$ 1,000,000 AAA     West View, PA Municipal Authority, 9.500% due 11/15/14     $  1,358,130
     60,000 AAA     Wichita, KS Hospital Revenue, Wesley Medical Center,
                     MBIA-Insured, 10.000% due 4/1/02                                60,000
-------------------------------------------------------------------------------------------
                                                                                 64,795,604
-------------------------------------------------------------------------------------------
General Obligation -- 15.9%
  3,000,000 AA+     Anne Arundel County, MD GO, 5.375% due 3/1/14++               3,166,140
    780,000 AAA     Bastrop, TX GO, ISD, Capital Appreciation, PSFG,
                     zero coupon due 2/15/22                                        252,923
  3,250,000 AA+     Broward County, FL GO, Series A, 5.250% due 1/1/21            3,269,435
  1,445,000 AA      Chesapeake, VA GO, Public Improvement,
                     5.500% due 12/1/17                                           1,499,722
  5,000,000 AAA     Clark County, NV GO, School District, FSA-Insured,
                     5.500% due 6/15/14++                                         5,329,500
  1,000,000 AAA     Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14            1,101,020
  1,400,000 AAA     Du Page County, IL GO, 5.250% due 1/1/15                      1,434,230
  1,000,000 AAA     Garden City, MI GO, School District, Q-SBLF-Insured,
                     5.500% due 5/1/15                                            1,046,480
  1,750,000 AAA     Greater Johnstown, PA GO, School District, Series B,
                     MBIA-Insured, 5.375% due 8/1/14                              1,826,580
  3,000,000 AAA     Guilford County, NC GO, Public Improvement, Series B,
                     5.250% due 10/1/15                                           3,126,900
  1,000,000 AAA     Harlandale, TX GO, ISD, Refunding, PSFG,
                     6.000% due 8/15/16                                           1,080,390
  4,000,000 AAA     Hawaii State GO, Series CW, 5.375% due 8/1/15                 4,137,560
  1,000,000 AAA     Houston, TX GO, Public Improvement, FSA-Insured,
                     5.750% due 3/1/18                                            1,052,340
  4,500,000 AAA     Illinois State GO, FGIC-Insured, 5.500% due 2/1/16++          4,679,775
  1,000,000 AAA     Kalamazoo, MI GO, City School District, FSA-Insured,
                     5.250% due 5/1/16                                            1,016,560
  2,440,000 AAA     Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/15           2,540,650
                    Lake County, IL GO, Community Consolidated School District
                     No. 46, Capital Appreciation, Series B, FGIC-Insured:
  1,430,000 AAA        Zero coupon due 12/1/17                                      604,876
  2,500,000 AAA        Zero coupon due 12/1/18                                      992,875
                    Massachusetts State GO, RITES:
  3,500,000 AAA       Series PA 964-R, 9.113% due 11/1/15 (d)                     3,850,490
  1,500,000 AAA       Series PA 993-R, MBIA-Insured, 9.090% due 5/1/09 (d)        1,650,210
  2,000,000 AA      Memphis, TN GO, General Improvement, 5.250% due 4/1/16        2,040,540
  3,000,000 AAA     Mississippi State GO, Capital Improvement, FSA-Insured,
                     5.250% due 11/1/16                                           3,068,460
  1,800,000 AAA     Montgomery, TX GO, ISD, PSFG, 5.500% due 2/15/17              1,850,724
  1,000,000 AAA     Mount Clemens, MI GO, Community School District, Q-SBLF-
                     Insured, 5.500% due 5/1/16                                   1,039,960


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
General Obligation -- 15.9% (continued)
                    New York, NY GO:
$ 2,500,000 A         Series A, 6.250% due 8/1/08                                 $  2,718,550
  3,000,000 A         Series B, 5.625% due 12/1/13                                   3,132,720
  1,850,000 A         Series D, 5.250% due 8/1/15                                    1,851,202
  3,000,000 AAA     North Carolina State GO, Public Improvement, Series A,
                     5.250% due 3/1/18                                               3,071,550
  1,400,000 Aa1*    Outagamie County, WI GO, 5.500% due 4/1/16                       1,448,958
  3,090,000 AA      Pennsylvania State GO, First Series, 5.250% due 2/1/19           3,101,526
                    Philadelphia, PA GO, School District, Series A, FSA-Insured:
  2,000,000 AAA       5.500% due 2/1/20                                              2,044,020
  1,865,000 AAA       5.500% due 2/1/21                                              1,901,722
  2,000,000 AAA     Pierce County, WA GO, School District No. 10 Tacoma,
                     FGIC-Insured, 5.375% due 12/1/14                                2,075,400
  1,000,000 AAA     Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/14                 1,033,050
    140,000 AA      Texas State Veterans Housing Assistance Fund, GO,
                     FHA-Insured, 6.050% due 12/1/12 (a)                               140,658
  3,000,000 AAA     Wisconsin State GO, Series A, FGIC-Insured,
                     5.250% due 5/1/18                                               3,013,860
  2,720,000 Aaa*    Woonsocket, RI GO, FGIC-Insured, 5.375% due 10/1/20              2,740,618
----------------------------------------------------------------------------------------------
                                                                                    79,932,174
----------------------------------------------------------------------------------------------
Hospitals -- 17.5%
    115,000 A+      ABAG Finance Authority Nonprofit Corps, California-Insured,
                     COP, (Rehabilitation Mental Health Services Inc. Project),
                     6.100% due 6/1/02                                                 115,795
  2,565,000 BBB     Arizona Health Facilities Authority Revenue, Catholic
                     Healthcare West, Series A, 6.125% due 7/1/09++                  2,708,050
  1,500,000 BBB-    Arkansas State Development Financing Authority, Hospital
                     Revenue, Washington Regional Medical Center,
                     7.000% due 2/1/15                                               1,583,820
  1,000,000 AAA     Calcasieu Parish, LA Memorial Hospital Services District
                     Revenue, (Lake Charles Memorial Hospital Project),
                     Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                1,123,460
  1,185,000 A       Carson City, NV Hospital Revenue, (Carson-Tahoe Hospital
                     Project), 6.000% due 9/1/14                                     1,223,489
  1,000,000 NR      Chartiers Valley, PA Industrial & Commercial Development
                     Authority, First Mortgage Revenue Refunding, Asbury
                     Health Center, 6.375% due 12/1/19                                 935,160
  1,000,000 AA      Clackamas County, OR Hospital Facilities Authority Revenue,
                     Legacy Health System, 5.750% due 5/1/16                         1,035,530
                    Colorado Health Facilities Authority, Hospital Revenue Bonds,
                     Rocky Mountain Adventist Healthcare:
  1,255,000 BBB+       6.250% due 2/1/04                                             1,310,747
  2,500,000 BBB+       6.625% due 2/1/22                                             2,569,600
  3,000,000 BBB     Cuyahoga County, OH Hospital Facilities Revenue, (Canton
                     Inc. Project), 6.750% due 1/1/10                                3,198,540


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Hospitals -- 17.5% (continued)
$ 1,305,000 AA      Fauquier County, VA Industrial Development Authority
                     Hospital Revenue, Fauquier Hospital Foundation Inc.,
                     Radian-Insured, 5.500% due 10/1/15                            $  1,332,209
                    Illinois Health Facilities Authority Revenue:
  2,455,000 A3*       Condell Medical Center, 6.350% due 5/15/15                      2,488,658
  5,000,000 A         OSF Healthcare System, 6.250% due 11/15/19                      5,082,600
  1,140,000 A         Passavant Memorial Area Hospital, 6.250% due 10/1/17            1,148,915
  1,180,000 AAA       The University of Chicago Hospitals & Health System,
                       MBIA-Insured, 5.375% due 8/15/18                               1,188,992
  3,000,000 A1*     Iowa Finance Authority, Health Care Facilities Revenue,
                     Genesis Medical Center, 6.250% due 7/1/20                        3,063,510
  3,550,000 AAA     Kentucky EDA, Health System Revenue, Norton Healthcare
                     Inc., Series B, MBIA-Insured, zero coupon due 10/1/21            1,193,616
  1,500,000 BBB     Klamath Falls, OR, Intercommunity Hospital Authority
                     Revenue, (Merle West Medical Center Project),
                     6.125% due 9/1/22                                                1,471,665
    100,000 AA-     Macon-Bibb County, GA, Hospital Authority Revenue,
                     Anticipation Certificates, Central Georgia Senior Health
                     Inc., LOC-SunTrust Bank-Insured, VRDN,
                     1.500% due 5/1/30                                                  100,000
  1,900,000 BB-     Maplewood, MN Healthcare Facilities Revenue, (Health East
                     Project), 5.950% due 11/15/06                                    1,783,853
  1,000,000 A       Maryland State Health & Higher Educational Facilities
                     Authority Revenue, University of Maryland Medical System,
                     6.000% due 7/1/22                                                1,025,270
                    Massachusetts State Health & Educational Facilities Authority
                     Revenue, Caritas Christi Obligated Group, Series B:
  2,000,000 BBB        6.500% due 7/1/12                                              2,087,920
  3,000,000 BBB        6.750% due 7/1/16                                              3,134,280
  1,000,000 BB      Miami Beach, FL Health Facilities Authority, Hospital Revenue,
                     Mt. Sinai Medical Center, Series A, 6.700% due 11/15/19            856,400
                    Montgomery County, OH Revenue:
  2,775,000 AA-       Catholic Health Initiatives, 5.500% due 9/1/14                  2,819,678
  1,000,000 BBB+      Hospital Facilities, Kettering Medical Center,
                       6.750% due 4/1/18                                              1,025,710
  4,000,000 A-      New Hampshire Health & Education Facilities Authority
                     Revenue, Covenant Health System, 6.500% due 7/1/17               4,078,520
                    New Jersey Healthcare Facilities, Financing Authority Revenue:
  1,075,000 BBB-      Capital Health System Inc., 5.125% due 7/1/12                     964,092
  1,750,000 BB+       Pascack Valley Hospital Association, 5.125% due 7/1/18          1,356,355
  3,000,000 BBB-      Trinitas Hospital Obligation Group, 7.375% due 7/1/15           3,234,540
  1,885,000 NR      New York, NY IDA, Civic Facilities Revenue, Community
                     Hospital, Brooklyn, 6.875% due 11/1/10                           1,849,675
  1,000,000 A3*     New York State Dormitory Authority Revenue, Lenox Hill
                     Hospital Obligated Group, 5.750% due 7/1/17                      1,025,590

                      See Notes to Financial Statements.

        16 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 MARCH 31, 2002


    FACE
   AMOUNT    RATING+                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Hospitals -- 17.5% (continued)
$    750,000 A       Norton, VA Industrial Development Authority Hospital
                      Revenue, Norton Community Hospital, ACA-Insured,
                      6.000% due 12/1/22                                          $    744,660
                     Oklahoma Development Financing Authority, Revenue
                      Refunding, Hillcrest Healthcare System, Series A:
   1,500,000 B-         5.750% due 8/15/15                                           1,249,560
   3,000,000 B-         5.625% due 8/15/19                                           2,389,470
   1,835,000 NR      Orange County, FL Health Facilities Authority Revenue, First
                      Mortgage, 8.875% due 7/1/21                                    1,871,810
                     Pennsylvania State Higher Educational Facilities Authority,
                      Health Services Revenue:
   3,330,000 AAA        Allegheny Delaware Valley Obligation Group, Series A,
                         MBIA-Insured, 5.600% due 11/15/09                           3,526,403
   1,000,000 A+         University of Pittsburgh, UPMC Health System, Series A,
                         6.250% due 1/15/18                                          1,028,620
   1,500,000 AAA     Salt Lake County, UT Hospital Revenue, IHC Health Services
                      Inc., AMBAC-Insured, 5.500% due 5/15/13                        1,567,380
   1,000,000 BBB-    Scranton-Lackawanna, PA Health & Welfare Authority
                      Revenue, (Moses Taylor Hospital Project),
                      6.050% due 7/1/10                                                934,590
   1,445,000 AA      Southcentral, PA, General Authority Revenue, Hanover
                      Hospital Inc., Radian-Insured, 5.500% due 12/1/18              1,463,973
   1,210,000 AAA     St. Tammany Parish, LA Hospital Service District No. 2,
                      Hospital Revenue, CONNIE LEE-Insured,
                      6.250% due 10/1/14                                             1,307,683
   1,500,000 A3*     Steubenville, OH Hospital Revenue, Refunding &
                      Improvements, Trinity Health System, 6.375% due 10/1/20        1,531,005
   1,250,000 AAA     Tampa, FL Revenue, BayCare Health Systems Obligated
                      Group, MBIA-Insured, 5.500% due 11/15/12                       1,295,713
   2,000,000 A-      Tarrant County, TX Health Facilities Development Corp.,
                      Hospital Revenue, 6.625% due 11/15/20                          2,090,880
   2,000,000 Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional
                      Hospital, 5.500% due 7/1/09                                    1,964,720
                     Wisconsin State Health & Educational Facilities Authority
                      Revenue:
   1,000,000 A-         Agnesian Health Care Inc., 6.000% due 7/1/17                   998,900
   1,975,000 BBB+       Aurora Health Care, Series B, 5.625% due 2/15/20             1,806,848
   2,830,000 A          Kenosha Hospital & Medical Center Project,
                         5.500% due 5/15/15                                          2,727,412
   1,500,000 A          Wheaton Franciscan Services Inc., 6.000% due 8/15/15         1,549,470
----------------------------------------------------------------------------------------------
                                                                                    88,165,336
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Housing: Multi-Family -- 4.3%
                    Bexar County, TX Housing Finance Corp., Multi-Family Housing
                     Revenue, Series A:
$ 2,590,000 A3*        American Opportunity For Housing, Nob Hill Apartments
                        LLC, 6.000% due 6/1/21                                    $  2,469,410
    700,000 Aaa*       The Waters At Northern Hills Apartments, MBIA-Insured,
                        5.800% due 8/1/21                                              716,380
  2,000,000 AA+     Dakota County, MN Community Development Agency,
                     5.250% due 1/1/19                                               2,025,720
  2,250,000 AAA     Dekalb County, GA HFA, Multi-Family Housing Revenue,
                     Refunding, (Chimney Trace Project), FNMA-Collateralized,
                     5.625% mandatory tender 5/1/05                                  2,343,398
                    El Paso County, TX Housing Finance Corp., Multi-Family
                     Housing Revenue, Series A:
                       American Village Communities:
  1,250,000 A3*          6.250% due 12/1/20                                          1,225,612
  1,000,000 A3*          6.250% due 12/1/24                                            971,610
    415,000 A3*        La Plaza Apartments, 6.700% due 7/1/20                          425,529
  1,000,000 AAA     Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                     Revenue, (Landings of Carrier Project), Series A,
                     GNMA-Collateralized, 6.750% due 9/20/32                         1,060,970
  1,000,000 AAA     Harrisonburg, VA Redevelopment & Housing Authority, Multi-
                     Family Housing Revenue, (Greens of Salem Run Project),
                     FSA-Insured, 6.000% due 4/1/12 (a)                              1,046,410
  1,800,000 AA      Louisiana Public Facilities Authority Revenue, Multi-Family
                     Housing, Oakleigh Apartments, Series A, AXA-Insured,
                     5.950% mandatory tender 3/15/05                                 1,833,840
    985,000 NR      Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                     Stanford Court Apartments, Series B, 5.750% due 7/1/08            973,741
    865,000 AAA     Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                     FNMA-Collateralized, 6.250% due 10/1/16 (a)                       895,067
    205,000 A3*     Odessa, TX Housing Development Corp. No. 2, Multi-Family
                     Revenue Refunding, Chaparral Village, Series A,
                     6.375% due 12/1/03                                                207,704
    755,000 Aaa*    Panhandle, TX Regional Housing Finance, Series A,
                     GNMA-Collateralized, 6.500% due 7/20/21                           800,934
  1,100,000 AAA     Phoenix, AZ IDA, Multi-Family Housing Revenue, (Bay Club
                     Apartments Project), GNMA-Collateralized,
                     5.800% due 11/20/21                                             1,153,130
  2,530,000 A3*     Travis County, TX HFA, Multi-Family Housing Revenue,
                     Agape Austin Housing Inc., (Lakeview Apartments Project),
                     Series A, 6.250% due 7/1/22                                     2,471,532
  1,000,000 NR      Washington County, OR Housing Authority Revenue,
                     Affordable Housing Pool, Series A, 6.000% due 7/1/20              956,150
----------------------------------------------------------------------------------------------
                                                                                    21,577,137
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT    RATING+                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.9%
$    580,000 AAA     Arkansas State Development Finance Authority,
                      Single-Family Mortgage Revenue, Series A,
                      GNMA/FNMA-Collateralized, 6.200% due 7/1/15                  $    598,218
   1,255,000 AA      Colorado HFA, Single-Family Mortgage Program,
                      Series D-2, Sr. Bonds, 6.900% due 4/1/29 (a)                    1,365,854
   1,000,000 Aaa*    Jefferson Parish, LA Home Mortgage Authority,
                      Single-Family Mortgage Revenue, Series G,
                      GNMA/FNMA-Collateralized, 6.300% due 6/1/32 (a)                 1,066,900
                     Massachusetts State HFA, Single-Family Housing Revenue:
   2,340,000 AA        Series 38, 7.200% due 12/1/26 (a)                              2,436,361
   1,785,000 AA        Series 41, 6.300% due 12/1/14                                  1,856,364
   1,035,000 AA+     Minnesota State HFA Revenue, Single-Family Mortgage,
                      Series H, 6.700% due 1/1/18                                     1,072,353
     180,000 AAA     Onterie Center Housing Finance Corp., IL Mortgage Revenue
                      Refunding, (Onterie Center Project), MBIA-Insured,
                      6.500% due 7/1/02                                                 181,708
     805,000 Aa2*    Oregon State Housing & Community Services Department,
                      Mortgage Revenue, Single-Family Mortgage Program,
                      Series B, 6.875% due 7/1/28                                       823,249
-----------------------------------------------------------------------------------------------
                                                                                      9,401,007
-----------------------------------------------------------------------------------------------
Industrial Development -- 2.8%
   1,000,000 NR      Alaska Industrial Development & Export Authority Revenue,
                      Williams Lynxs Alaska Cargo Port LLC,
                      8.000% due 5/1/23 (a)                                           1,035,150
   3,000,000 Aaa*    Lower Neches Valley Authority, Industrial Development Corp.,
                      (Exxon Mobil Project), Series A, VRDN, 1.350% due 2/1/31        3,000,000
   3,000,000 NR      Midlothian, TX Development Authority Tax, Increment
                      Contract Revenue, 7.875% due 11/15/21                           3,145,740
   2,000,000 NR      Orlando, FL Urban Community Development District,
                      Capital Improvement, Series B, 6.400% due 5/1/10                1,984,980
   2,990,000 NR      Parklands West Community Development District, FL Special
                      Assessment Revenue, Series B, 6.000% due 5/1/06                 2,977,053
   2,000,000 Baa3*   Rockbridge County, VA IDA Revenue, Virginia Horse
                      Center Foundation, Series C, 6.850% due 7/15/21                 2,020,220
-----------------------------------------------------------------------------------------------
                                                                                     14,163,143
-----------------------------------------------------------------------------------------------
Life Care -- 1.9%
                     Colorado Health Facilities Authority, Hospital Revenue Bonds,
                      National Benevolent:
   1,035,000 Baa2*      Series A, 6.125% due 9/1/16                                     999,903
     600,000 Baa2*      Series C, 7.000% due 3/1/19                                     613,902
                     Massachusetts State Development Finance Agency Revenue,
                      First Mortgage, (Edgecombe Project):
     585,000 BBB-       Series A, 6.000% due 7/1/11                                     576,792
   1,000,000 BBB-       Series B, 5.750% due 7/1/29                                   1,016,870


                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Life Care -- 1.9% (continued)
                    Massachusetts State Industrial Finance Agency Revenue,
                     Series A:
$ 1,150,000 NR         Chestnut Knoll Project, 5.500% due 2/15/18              $  1,003,110
  1,485,000 AAA        University Commons Nursing, FHA-Insured,
                        6.550% due 8/1/18                                         1,610,809
    795,000 NR      Orange County, NY IDA, Civic Facility Revenue Bonds, Arden
                     Hill Life Care Center at Newburgh Inc., 7.000% due 8/1/21      778,432
  2,000,000 NR      Rainbow City, AL Special Health Care Facilities Financing
                     Authority, Regency Pointe Inc., Series B,
                     7.250% due 1/1/06                                            2,016,920
  1,000,000 AAA     Rio Grande Valley, TX Health Facilities, (Valley Baptist
                     Medical Center Project), Short RITES, MBIA-Insured,
                     coupon varies weekly until 8/1/02 then converts to
                     6.250%, 9.311% due 8/1/06                                    1,038,720
-------------------------------------------------------------------------------------------
                                                                                  9,655,458
-------------------------------------------------------------------------------------------
Miscellaneous -- 7.7%
  3,000,000 NR      Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20      3,173,040
  2,285,000 NR      Bonita Springs, FL Vasari Community Development District
                     Revenue, Capital Improvement, Series B,
                     6.200% due 5/1/09                                            2,259,157
  1,615,000 NR      Capital Region Community Development, FL Development
                     District Revenue, Capital Improvement, Series B,
                     5.950% due 5/1/06                                            1,618,375
  2,000,000 AA+     Chicago Metropolitan Water Reclamation District, Greater
                     Chicago, Capital Improvement, Series A,
                     5.500% due 12/1/14                                           2,112,780
                    Connecticut State Special Tax Obligation Revenue, RITES,
                     FSA-Insured:
  2,000,000 AAA        Series A, 8.840% due 10/1/13 (d)                           2,220,560
  2,000,000 AAA        Series B, 8.840% due 10/1/15 (d)                           2,167,520
  1,720,000 AAA     Evansville Vanderburgh Public Library Leasing Corp., First
                     Mortgage, MBIA-Insured, 5.750% due 7/15/18                   1,806,482
  1,840,000 A       Illinois Development Finance Authority Revenue, Debt
                     Restructure, East St. Louis, 6.875% due 11/15/05             1,981,754
  1,025,000 AA-     Kentucky Infrastructure Authority, Series A,
                     5.250% due 6/1/12                                            1,071,166
  1,000,000 Ba2*    Lehigh County, PA General Purpose Authority Revenue,
                     Kidspeace Obligation Group, 5.800% due 11/1/12                 945,530
  1,480,000 AAA     Louisiana Local Government Environment Facilities and
                     Community Development Authority, (Parking Facilities
                     Corp.-Garage Project), Series A, AMBAC-Insured,
                     5.625% due 10/1/17                                           1,541,287
  1,000,000 NR      Mediterra North Community Development District, FL Capital
                     Improvement Revenue, Series B, 6.000% due 5/1/08               986,960


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Miscellaneous -- 7.7% (continued)
$ 1,895,000 A       Pendleton County, KY Multi-County Lease Revenue, Associated
                     Counties Leasing Trust, Program A, 6.500% due 3/1/19            $  1,952,873
  2,000,000 AAA     Pennsylvania State Department of General Services, COP,
                     FSA-Insured, 5.250% due 5/1/16                                     2,036,080
                    Philadelphia, PA Authority for Industrial Development, Series B,
                     FSA-Insured:
  2,000,000 AAA        5.500% due 10/1/15                                               2,104,240
  1,000,000 AAA        5.500% due 10/1/19                                               1,027,280
  1,000,000 AAA     Providence, RI Public Building Authority, General Revenue,
                     Series A, MBIA-Insured, 5.375% due 12/15/21                        1,004,790
                    Radford Court Properties, Washington Student Housing
                     Revenue, MBIA-Insured:
  1,695,000 AAA        6.000% due 6/1/17                                                1,843,584
  1,000,000 AAA        5.375% due 6/1/19                                                1,010,370
  1,750,000 A+      Riverside County, CA Asset Leasing Corp., Leasehold Revenue
                     Bonds, (Riverside County Hospital Project), Series A,
                     6.000% due 6/1/04                                                  1,832,268
    725,000 AAA     SCA Tax Exempt Trust, Knox Health Educational & Housing,
                     FSA-Insured, 7.125% due 1/1/30                                       766,470
  3,900,000 D       Spokane, WA Downtown Foundation Parking Revenue, (River
                     Park Square Project), 5.000% due 8/1/08                            2,262,000
  1,000,000 A       Territory of American Samoa, ACA-Insured, 6.000% due 9/1/08         1,066,070
-------------------------------------------------------------------------------------------------
                                                                                       38,790,636
-------------------------------------------------------------------------------------------------
Pre-Refunded (c) -- 2.1%
  1,580,000 NR      Berks County, PA Municipal Authority Revenue, (Phoebe
                     Berks Village Inc. Project), (Call 5/15/06 @ 102),
                     7.500% due 5/15/13++                                               1,787,723
  1,500,000 AAA     Chicago, IL GO, Series A, FGIC-Insured, (Call 7/1/10 @ 101),
                     6.000% due 1/1/14                                                  1,672,605
  2,135,000 NR      Harris County, TX Health Facilities Development Corp.,
                     (Memorial Health System Project), (Call 6/1/02 @ 102),
                     7.125% due 6/1/05                                                  2,194,673
  1,140,000 AAA     Massachusetts Rail Connections Inc., Route 128, Parking
                     Garage Revenue, Series A, (Call 7/1/09 @ 102),
                     6.000% due 7/1/13                                                  1,279,240
    370,000 AAA     Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center,
                     (Call 7/1/07 @ 100), 7.375% due 7/1/09                               411,137
  2,170,000 A+      Palm Beach County, FL Health Facilities Authority Revenue,
                     Good Samaritan Health System Guaranteed,
                     (Call 10/1/05 @ 100), 6.150% due 10/1/06                           2,307,708
    625,000 AAA     Philadelphia, PA Hospitals Authority Revenue, (United Hospitals
                     Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08               739,456
-------------------------------------------------------------------------------------------------
                                                                                       10,392,542
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Pollution Control -- 1.0%
$ 2,750,000 BBB-    Carbon County, PA IDA, (Panther Creek Partners Project),
                     6.650% due 5/1/10 (a)                                        $  2,922,562
  2,215,000 A-      New Hampshire Business Authority PCR, Central Maine
                     Power Co., 5.375% due 5/1/14                                    2,175,374
----------------------------------------------------------------------------------------------
                                                                                     5,097,936
----------------------------------------------------------------------------------------------
Public Facilities -- 2.4%
  1,000,000 BBB-    Austin, TX Convention Enterprises Inc., Convention Center,
                     First Tier, Series A, 6.600% due 1/1/21                         1,000,520
  1,980,000 AAA     East Point, GA Building Authority Revenue, FSA-Insured,
                     zero coupon due 2/1/20                                            717,493
  3,175,000 AAA     Florida Municipal Loan Council Revenue, Series A,
                     MBIA-Insured, 5.250% due 11/1/16                                3,255,200
  1,125,000 AAA     Harris County, TX Houston Sports Authority Revenue, Series G,
                     MBIA-Insured, 5.250% due 11/15/16                               1,140,199
  2,500,000 AAA     Las Vegas New Convention & Visitors Authority Revenue,
                     AMBAC-Insured, 6.000% due 7/1/14                                2,702,450
  3,000,000 AA      Ohio State Building Authority, Series A, 5.375% due 10/1/14      3,117,060
----------------------------------------------------------------------------------------------
                                                                                    11,932,922
----------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
  3,000,000 A2*     Northeast Maryland Waste Disposal Authority, Solid Waste
                     Revenue, (Montgomery County Resource Recovery Project),
                     Series A, 6.200% due 7/1/10 (a)                                 3,139,620
  2,585,000 NR      Wasco County, OR Solid Waste Disposal Revenue, (Waste
                     Connections Inc. Project), 7.000% due 3/1/12 (a)                2,643,163
----------------------------------------------------------------------------------------------
                                                                                     5,782,783
----------------------------------------------------------------------------------------------
Tax Allocation -- 1.1%
  2,000,000 Aaa*    Brevard County, FL Sales Tax Revenue, Refunding &
                     Improvement, FGIC-Insured, 5.250% due 12/1/12                   2,101,940
  3,120,000 Aaa*    Tampa, FL Occupational License Tax, Series A, FGIC-Insured,
                     5.375% due 10/1/14                                              3,269,167
----------------------------------------------------------------------------------------------
                                                                                     5,371,107
----------------------------------------------------------------------------------------------
Tobacco -- 2.3%
  2,760,000 A       District of Columbia Tobacco Settlement Financing Agency,
                     Asset-Backed Bonds, 6.250% due 5/15/24                          2,871,394
  2,000,000 A       Tobacco Settlement Financing Corp. Revenue, Asset-Backed,
                     Series 2001B, 5.500% due 5/15/30                                1,857,140
                    Tobacco Settlement Revenue Management Authority:
  1,000,000 AA-       RITES, Series PA 962, 10.224% due 5/15/28 (d)                  1,034,860
                      Series B:
  3,000,000 A          6.000% due 5/15/22                                            3,015,570
  3,000,000 A          6.375% due 5/15/28                                            3,052,290
----------------------------------------------------------------------------------------------
                                                                                    11,831,254
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Transportation -- 8.8%
$ 1,000,000 AAA     Atlanta, GA Airport Revenue, FGIC-Insured, Series A,
                     5.500% due 1/1/26                                           $  1,014,220
  3,040,000 AAA     Birmingham, AL Airport Authority, Airport Revenue,
                     MBIA-Insured, 5.500% due 7/1/16                                3,095,936
                    Chicago, IL O'Hare International Airport:
  1,500,000 AAA       Second Lien Passenger Facility, Series B, AMBAC-Insured,
                       5.500% due 1/1/16                                            1,523,610
  2,500,000 Caa1*     Special Facilities Revenue, (United Airlines Project),
                       Series C, 6.300% due 5/1/16                                  1,535,675
  2,000,000 A       Connecticut State, Special Obligation Parking Revenue,
                     Bradley International Airport, Series A, ACA-Insured,
                     6.375% due 7/1/12 (a)                                          2,088,120
  6,400,000 BBB-    Connector 2000 Association Inc., SC Toll Road, Sr. Revenue
                     Bond, Capital Appreciation, Series B,
                     zero coupon due 1/1/16                                         2,065,472
  3,000,000 BB      Dallas-Fort Worth, TX International Airport Facility
                     Improvement Corp., Revenue Bonds, American Airlines
                     Inc., Series C, 6.150% mandatory tender 11/1/07 (a)            2,828,310
  3,440,000 AAA     Delaware River Port Authority, Series A, 9.088% due 1/1/14      3,860,299
                    Denver, CO City & County Airport Revenue:
  1,000,000 A         Series A, 7.200% due 11/15/02 (a)                             1,029,610
  1,000,000 A         Series B, 7.000% due 11/15/02 (a)                             1,028,390
  1,910,000 AAA     E-470 Public Highway Authority, CO Sr. Revenue Bonds,
                     Capital Appreciation, Series B, MBIA-Insured,
                     zero coupon due 9/1/16                                           880,033
  2,000,000 AAA     Florida State Department of Transportation,
                     5.375% due 7/1/15                                              2,088,260
  3,000,000 NR      Kenton County, KY Airport Board, Special Facilities Revenue,
                     (Mesaba Aviation Inc. Project), Series A,
                     6.625% due 7/1/19 (a)                                          2,676,180
  2,000,000 Aa3*    Massachusetts State, Grant Anticipation Notes, Series A,
                     5.750% due 6/15/15                                             2,133,680
  1,000,000 AAA     Memphis-Shelby County, TN Airport Authority, Airport
                     Revenue, Series D, AMBAC-Insured, 6.250% due 3/1/14 (a)        1,090,300
                    New Jersey Transportation Trust Fund Authority, RITES,
                     MBIA-Insured:
  2,500,000 AAA        Series A, 10.090% due 12/15/09 (d)                           2,912,150
  1,000,000 AAA        Series B, 10.090% due 12/15/09 (d)                           1,172,900
  2,925,000 AAA     Northwest Parkway Public Highway Authority Revenue,
                     Series A, AMBAC-Insured, 5.250% due 6/15/17                    2,985,284
  3,000,000 AA      Ocean Highway and Port Authority, Nassau County,
                     FL Adjustable Demand Revenue Bonds,
                     6.250% mandatory tender 12/1/02 (a)                            3,078,600


                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT    RATING+                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Transportation -- 8.8% (continued)
$ 10,000,000 BBB-    Pocahontas Parkway Association, VA Toll Road,
                      Sr. Revenue Bond, Capital Appreciation, Series B,
                      zero coupon due 8/15/19                                       $  2,241,100
   1,000,000 AAA     St. Louis, MO Airport Revenue, Airport Development Program,
                      Series A, MBIA-Insured, 5.625% due 7/1/16                        1,051,780
   2,000,000 AA-     Triborough Bridge & Tunnel Authority, NY Revenue,
                      Series A, 5.250% due 1/1/19                                      2,011,960
------------------------------------------------------------------------------------------------
                                                                                      44,391,869
------------------------------------------------------------------------------------------------
Utilities -- 3.5%
   1,750,000 AAA     Cleveland, OH Public Power System Revenue,
                      AMBAC-Insured, 5.500% due 11/15/15                               1,840,615
   2,000,000 AAA     Energy Northwest Washington Electric Revenue, (Project
                      Number 3), Series A, FSA-Insured, 5.500% due 7/1/18              2,034,300
     600,000 A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                      Gas Project), 6.300% due 7/1/09                                    632,826
   2,000,000 NR      Klamath Falls, OR Electric Revenue, Sr. Lien, (Klamath
                      Cogeneration Project), 5.750% due 1/1/13                         2,048,080
     550,000 A       North Carolina, Eastern Municipal Power Agency, Power
                      System Revenue, Series B, ACA/CBI-Insured,
                      5.650% due 1/1/16                                                  552,959
   3,000,000 A       North Carolina, Municipal Power Agency No. 1, Catawba
                      Electric Revenue, Series B, ACA/CBI-Insured,
                      6.375% due 1/1/13                                                3,184,260
                     Orlando, FL Utilities Commission Water & Electric Revenue:
   2,500,000 AA        5.250% due 10/1/19                                              2,526,125
   1,470,000 AA-       Series A, 5.250% due 10/1/13                                    1,527,918
   1,675,000 AAA     Philadelphia, PA Gas Works Revenue, Third Series, FSA-Insured,
                      5.500% due 8/1/17                                                1,725,367
   1,425,000 AA      Salt River Project Agricultural Improvement & Power District,
                      Electric System Revenue, (Salt River Project), Series A,
                      5.250% due 1/1/20                                                1,429,532
------------------------------------------------------------------------------------------------
                                                                                      17,501,982
------------------------------------------------------------------------------------------------
Water and Sewer -- 2.3%
   2,000,000 AA      Fort Worth, TX Water & Sewer Revenue,
                      5.625% due 2/15/18                                               2,075,760
   1,000,000 AAA     Houston, TX Water & Sewer System Revenue, Refunding,
                      Jr. Lien, Series A, FSA-Insured, 5.500% due 12/1/17              1,030,910
                     Mobile, AL Water & Sewer Commissioners, Water & Sewer
                      Revenue, FGIC-Insured:
   1,500,000 AAA        5.250% due 1/1/12                                              1,568,565
   1,000,000 AAA        5.250% due 1/1/19                                              1,004,460


                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING+                         SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Water and Sewer -- 2.3% (continued)
$ 2,820,000 AAA     Ohio State Water Development Authority Water Pollution
                     Control Revenue, 5.250% due 6/1/16                      $  2,877,697
  1,165,000 NR      Port St. Lucie, FL Special Assessment Revenue, Series A,
                     6.375% due 9/1/11                                          1,154,783
  1,000,000 Aaa*    Spanish Fork City, UT Water Revenue, FSA-Insured,
                     5.500% due 6/1/17                                          1,032,140
  1,000,000 AAA     Wichita Falls, TX Water & Sewer Revenue, Priority Lien,
                     AMBAC-Insured, 5.375% due 8/1/19                           1,010,520
-----------------------------------------------------------------------------------------
                                                                               11,754,835
-----------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $505,268,073**)                                 $503,448,012
-----------------------------------------------------------------------------------------

+ All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
++ Security is segregated as collateral for futures contracts commitments and extended settlements.
(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. government securities and considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Bonds are escrowed with U.S. government securities and considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See page 26 and 27 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        25 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")
-- Ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show
relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B --Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and     predominantly speculative with respect to the issuer's capacity to pay
CCC interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D     --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Caa   --Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      26    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "A" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
A     --Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.
BBB   --Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1 --Moody's highest rating for short-term municipal obligations.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG  --Association of Bay Area Governments
ACA   --American Capital Access
AIG   --American International Guaranty
AMBAC --AMBAC Indemnity Corporation
BIG   --Bond Investors Guaranty
CBI   --Certificate of Bond Insurance
CGIC  --Capital Guaranty Insurance Company

CONNIE
LEE   --College Construction Loan Insurance Association
COP   --Certificate of Participation
EDA   --Economic Development Authority
FLAIRS--Floating Adjustable Interest Rate Securities
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Contract
GNMA  --Government National Mortgage Association
GO    --General Obligation
HFA   --Housing Finance Authority
IBC   --Insured Bond Certificates
IDA   --Industrial Development Authority
IDB   --Industrial Development Board
IDR   --Industrial Development Revenue
INFLOS--Inverse Floaters
ISD   --Independent School District
LOC   --Letter of Credit
MBIA  --Municipal Bond Investors Assurance Corporation
MVRICS--Municipal Variable Rate Inverse Coupon Security
PCFA  --Pollution Control Financing Authority
PCR   --Pollution Control Revenue
PSFG  --Permanent School Fund Guaranty
RIBS  --Residual Interest Bonds
RITES --Residual Interest Tax-Exempt Securities
VA    --Veterans Administration
VRDN  --Variable Rate Demand Note
VRWE  --Variable Rate Wednesday Demand


      27    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                 MARCH 31, 2002


   ASSETS:
    Investments, at value (Cost -- $505,268,073)                $503,448,012
    Cash                                                               4,461
    Receivable for Fund shares sold                                8,524,124
    Interest receivable                                            8,309,551
    Receivable for securities sold                                 8,290,274
    Receivable from broker -- variation margin                       117,188
    Other assets                                                     111,634
   -------------------------------------------------------------------------
    Total Assets                                                 528,805,244
   -------------------------------------------------------------------------
   LIABILITIES:
    Payable for securities purchased                              13,306,034
    Payable for Fund shares purchased                                985,951
    Management fee payable                                           283,546
    Distribution fees payable                                        252,599
    Accrued expenses                                                  60,186
   -------------------------------------------------------------------------
    Total Liabilities                                             14,888,316
   -------------------------------------------------------------------------
   Total Net Assets                                             $513,916,928
   -------------------------------------------------------------------------
   NET ASSETS:
    Par value of shares of beneficial interest                  $     80,206
    Capital paid in excess of par value                          532,980,691
    Undistributed net investment income                              237,279
    Accumulated net realized loss from security transactions     (17,587,906)
    Net unrealized depreciation of investments and futures
      contracts                                                   (1,793,342)
   -------------------------------------------------------------------------
   Total Net Assets                                             $513,916,928
   -------------------------------------------------------------------------
   Shares Outstanding:
    Class A                                                       44,296,677
    ------------------------------------------------------------------------
    Class L                                                       28,762,697
    ------------------------------------------------------------------------
    Class O                                                        6,084,865
    ------------------------------------------------------------------------
    Class Y                                                        1,061,804
    ------------------------------------------------------------------------
   Net Asset Value:
    Class A (and redemption price)                                     $6.40
    ------------------------------------------------------------------------
    Class L (and redemption price)                                     $6.41
    ------------------------------------------------------------------------
    Class O *                                                          $6.41
    ------------------------------------------------------------------------
    Class Y (and redemption price)                                     $6.40
    ------------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
    Class A (net asset value plus 2.04% of net asset value per
      share)                                                           $6.53
    ------------------------------------------------------------------------
    Class O (net asset value plus 1.01% of net asset value per
      share)                                                           $6.47
   -------------------------------------------------------------------------
   * Redemption price is NAV of Class O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                      See Notes to Financial Statements.


        28 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED MARCH 31, 2002

       INVESTMENT INCOME:
        Interest                                           $ 18,921,825
       ----------------------------------------------------------------
       EXPENSES:
        Management fee (Note 3)                               1,583,177
        Distribution fees (Note 3)                              686,733
        Shareholder and system servicing fees                    72,282
        Registration fees                                        41,792
        Shareholder communications                               36,280
        Pricing service fees                                     25,544
        Audit and legal                                          21,518
        Custody                                                  13,789
        Trustees' fees                                            1,464
        Other                                                    16,727
       ----------------------------------------------------------------
        Total Expenses                                        2,499,306
       ----------------------------------------------------------------
       Net Investment Income                                 16,422,519
       ----------------------------------------------------------------
       REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 5):
        Realized Gain From Security
          Transactions (excluding short-term securities):
          Proceeds from sales                               166,935,731
          Cost of securities sold                           166,524,807
       ----------------------------------------------------------------
        Net Realized Gain                                       410,924
       ----------------------------------------------------------------
        Change in Net Unrealized Depreciation (Note 1)       (8,682,159)
       ----------------------------------------------------------------
       Net Loss on Investments and Futures Contracts         (8,271,235)
       ----------------------------------------------------------------
       Increase in Net Assets From Operations              $  8,151,284
       ----------------------------------------------------------------


                      See Notes to Financial Statements.


        29 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED MARCH 31,


                                                        2002          2001
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                              $ 16,422,519  $ 14,262,703
 Net realized gain (loss)                                410,924    (2,039,062)
 (Increase) decrease in net unrealized depreciation   (8,682,159)    8,196,539
-------------------------------------------------------------------------------
 Increase in Net Assets From Operations                8,151,284    20,420,180
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income                               (16,683,829)  (14,262,703)
 In excess of net investment income                     (244,467)           --
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (16,928,296)  (14,262,703)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                    333,852,668    54,412,167
 Net asset value of shares issued for reinvestment
   of dividends                                        9,884,892     8,343,516
 Cost of shares reacquired                           (87,276,633)  (84,240,738)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions                                      256,460,927   (21,485,055)
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    247,683,915   (15,327,578)
NET ASSETS:
 Beginning of year                                   266,233,013   281,560,591
-------------------------------------------------------------------------------
 End of year*                                       $513,916,928  $266,233,013
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:      $237,279      $353,795
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        30 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $244,467 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) esti-


      31    Smith Barney Muni Funds | 2002 Annual Report to Shareholders
mates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio elected to adopt this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income increased by $95,077, net realized gains decreased by $11,373 and the change in net unrealized depreciation of investments increased by $83,704. In addition, the Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $156,167 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent


      32    Smith Barney Muni Funds | 2002 Annual Report to Shareholders
and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolio paid transfer agent fees of $48,835 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

On December 19, 2001, the Fund's Class L shares were renamed Class O shares. In addition, effective December 19, 2001, new Class L shares were created and are being issued at net asset value without an initial sales charge or contingent deferred sales charge ("CDSC"). Shares that are exchanged and are not already subject to a deferred sales charge, may be subject to a 1.00% deferred sales charge if redemption occurs within one year of the date of the exchange.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and O shares, respectively. There is a CDSC of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended March 31, 2002, SSB received sales charges of approximately $824,000 and $101,000 on sales of the Portfolio's Class A and O shares, respectively. In addition, for the year ended March 31, 2002, CDSCs paid to SSB were approximately:

                                   Class A      Class O
                        -------------------------------
                        CDSCs      $56,000      $9,000
                        -------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, L and O shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L and O shares calculated at an annual rate of 0.60% and 0.20%, respectively of the average daily net assets.


      33    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For the year ended March 31, 2002, total Distribution Plan fees incurred were:

                                       Class A      Class L  Class O
           ----------------------------------------------------------
           Distribution Plan Fees      $367,771     $190,211 $128,751
           ----------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
-----------------------------------------------------------------------------
Purchases                                                        $410,019,317
-----------------------------------------------------------------------------
Sales                                                             166,935,731
-----------------------------------------------------------------------------

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
-----------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 6,947,053
Gross unrealized depreciation                                     (8,767,114)
-----------------------------------------------------------------------------
Net unrealized depreciation                                      $(1,820,061)
-----------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


      34    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

At March 31, 2002, the Portfolio held the following futures contracts:

                             # of                  Basis      Market    Unrealized
Sold Contracts             Contracts Expiration    Value      Value        Gain
----------------------------------------------------------------------------------
To Sell:
U.S. Treasury 10 Year Note    250       6/02    $25,640,000 $25,613,281  $26,719
----------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $17,237,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                2003      2004       2008       2009      2010
--------------------------------------------------------------------------------
Carryforward
 Amounts                      $273,000 $1,740,000 $9,495,000 $5,515,000 $214,000
-------------------------------------------------------------------------------

7. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective December 19, 2001, the Fund adopted the renaming of existing Class L shares as Class O shares. In addition, Class O shares are available for purchase only by former Class L shareholders. In addition, effective December 19, 2001, new Class L shares were created.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                                 Class A      Class L      Class O    Class Y
-------------------------------------------------------------------------------
Total Paid-in
 Capital                       $294,815,890 $187,399,039 $41,638,292 $9,207,676
------------------------------------------------------------------------------


        35 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                     Year Ended                 Year Ended
                                   March 31, 2002*            March 31, 2001
                              ------------------------  -------------------------
                                Shares       Amount        Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                   16,981,242  $110,904,657    7,735,254  $ 49,046,037
Shares issued on reinvestment  1,150,057     7,485,598    1,103,761     7,039,822
Shares reacquired             (7,933,348)  (51,748,771) (11,805,353)  (74,819,054)
----------------------------------------------------------------------------------
Net Increase (Decrease)       10,197,951  $ 66,641,484   (2,966,338) $(18,733,195)
----------------------------------------------------------------------------------
Class L
Shares sold                   32,382,163  $210,898,626           --            --
Shares issued on reinvestment    167,583     1,084,370           --            --
Shares reacquired             (3,787,049)  (24,563,571)          --            --
----------------------------------------------------------------------------------
Net Increase                  28,762,697  $187,419,425           --            --
----------------------------------------------------------------------------------
Class O+
Shares sold                    1,834,776  $ 12,049,385      829,608  $  5,366,130
Shares issued on reinvestment    184,436     1,202,090      158,133     1,010,129
Shares reacquired               (866,216)   (5,669,052)  (1,257,716)   (8,025,188)
----------------------------------------------------------------------------------
Net Increase (Decrease)        1,152,996  $  7,582,423     (269,975) $ (1,648,929)
----------------------------------------------------------------------------------
Class Y
Shares sold                           --  $         --           --  $         --
Shares issued on reinvestment     17,323       112,834       46,032       293,565
Shares reacquired               (803,381)   (5,295,239)    (218,984)   (1,396,496)
----------------------------------------------------------------------------------
Net Decrease                    (786,058) $ (5,182,405)    (172,952) $ (1,102,931)
----------------------------------------------------------------------------------

* Transactions for Class L shares are for the period from December 19, 2001 (inception date) to March 31, 2002.
+ On December 19, 2001, Class L shares were renamed as Class O shares.


     36    Smith Barney Muni Funds   |  2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/  1998
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                          $ 6.51    $ 6.36    $ 6.78    $ 6.76   $ 6.54
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.34      0.34      0.32      0.32     0.34
  Net realized and unrealized gain (loss)    (0.10)     0.16     (0.42)     0.03     0.22
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.24      0.50     (0.10)     0.35     0.56
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.35)    (0.35)    (0.32)    (0.33)   (0.34)
  In excess of net investment income         (0.00)*      --        --     (0.00)*     --
------------------------------------------------------------------------------------------
Total Distributions                          (0.35)    (0.35)    (0.32)    (0.33)   (0.34)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 6.40    $ 6.51    $ 6.36    $ 6.78   $ 6.76
------------------------------------------------------------------------------------------
Total Return                                  3.70%     8.06%    (1.46)%    5.29%    8.66%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $284      $222      $236      $311     $257
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.72%     0.72%     0.75%     0.72%    0.74%
  Net investment income/(2)/                  5.26      5.41      4.97      4.72     5.14
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         53%       49%      108%       52%      58%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.24%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*   Amount represents less than $0.01 per share.


      37    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout the period ended March 31:

Class L Shares                                                    2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $6.46
-----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                                            0.08
 Net realized and unrealized loss                                     (0.04)
-----------------------------------------------------------------------------
Total Income From Operations                                           0.04
-----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                                (0.09)
-----------------------------------------------------------------------------
Total Distributions                                                   (0.09)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                        $6.41
-----------------------------------------------------------------------------
Total Return                                                           0.58%++
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                   $184,452
-----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                                         1.32%+
 Net investment income/(3)/                                            4.68+
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                                  53%
-----------------------------------------------------------------------------

(1) For the period December 19, 2001 (inception date) to March 31, 2002.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the period ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.65%. In addition, the impact of this change to net investment income per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


      38    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class O Shares/(1)/                             2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/   1998
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $6.52     $6.37     $6.79       $6.76      $6.54
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/                       0.33      0.33      0.31        0.31       0.33
  Net realized and unrealized gain (loss)/(4)/    (0.11)     0.15     (0.43)       0.03       0.21
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.22      0.48     (0.12)       0.34       0.54
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.33)    (0.33)    (0.30)      (0.31)     (0.32)
  In excess of net investment income              (0.00)*      --        --       (0.00)*       --
---------------------------------------------------------------------------------------------------
Total Distributions                               (0.33)    (0.33)    (0.30)      (0.31)     (0.32)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $6.41     $6.52     $6.37       $6.79      $6.76
---------------------------------------------------------------------------------------------------
Total Return                                       3.48%     7.82%    (1.69)%      5.04%      8.36%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $39,009   $32,157   $33,113     $41,844    $31,133
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                                    0.95%     0.95%     0.98%       0.94%      0.99%
  Net investment income/(4)/                       5.04      5.18      4.74        4.50       4.89
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              53%       49%      108%         52%        58%
---------------------------------------------------------------------------------------------------

(1) On December 19, 2001, Class L shares were renamed Class O shares.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, those amounts would have been $0.32, $0.10 and 5.01% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
*   Amount represents less than $0.01 per share.


      39    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $6.51     $6.36     $6.78       $6.82
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.36      0.36      0.33        0.12
  Net realized and unrealized gain (loss)    (0.11)     0.15     (0.42)      (0.02)
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.25      0.51     (0.09)       0.10
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.36)    (0.36)    (0.33)      (0.14)
  In excess of net investment income         (0.00)*      --        --       (0.00)*
-----------------------------------------------------------------------------------
Total Distributions                          (0.36)    (0.36)    (0.33)      (0.14)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $6.40     $6.51     $6.36       $6.78
-----------------------------------------------------------------------------------
Total Return                                  3.89%     8.26%    (1.31)%      1.46%++
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $6,797   $12,030   $12,843     $45,408
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                               0.55%     0.54%     0.55%       0.53%+
  Net investment income/(3)/                  5.47      5.59      5.09        4.65+
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         53%       49%      108%         52%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period November 12, 1998 (inception date) to March 31, 1999.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.44%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


      40    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
May 15, 2002


      41    Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- Limited Term Portfolio ("Portfolio") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                     Number of
                                                                                     Investment
                                                                                     Companies
                                            Term of                                   in Fund
                                          Office* and           Principal             Complex       Other
                              Position(s)   Length            Occupation(s)           Overseen  Directorships
       Name, Address,          Held with    of Time            During Past               by        Held by
          and Age                Fund       Served             Five Years             Trustee      Trustee
-------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Lee Abraham                     Trustee      Since    Retired; Former Chairman            9     Signet Group
13732 LeHavre Drive                          1999     and CEO of Associated                     PLC
Frenchman's Creek                                     Merchandising Corp., a
Palm Beach Gardens, FL 33410                          major retail merchandising
Age: 74                                               organization. Former
                                                      Director of Galey & Lord,
                                                      Liz Claiborne, R.G. Barry
                                                      Corporation and
                                                      eNote.com Inc.

Allan J. Bloostein              Trustee      Since    President of Allan Bloostein       16       Taubman
27 West 67th Street,                         1999     Associates, a consulting firm.            Centers Inc.
Apt. 5FW                                              Former Director of CVS
New York, NY 10023                                    Corporation.
Age: 72

Jane F. Dasher                  Trustee      Since    Controller of PBK                   9         None
Korsant Partners                             1999     Holdings Inc.,
283 Greenwich Avenue                                  a family investment
3rd Floor                                             company
Greenwich, CT 06830
Age: 52

Donald R. Foley                 Trustee      Since    Retired                             9         None
3668 Freshwater Drive                        1985
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.          Trustee      Since    Retired; Former Head of             9         None
2751 Vermont Route 140                       1999     the New Atlanta Jewish
Poultney, VT 05764                                    Community High School
Age: 60

Dr. Paul Hardin                 Trustee      Since    Professor of Law &                 15         None
12083 Morehead Dr.                           1994     Chancellor Emeritus at the
Chapel Hill, NC 27514                                 University of North
Age: 70                                               Carolina

Roderick C. Rasmussen           Trustee      Since    Investment Counselor                9         None
9 Cadence Court                              1985
Morristown, NJ 07960
Age: 75

John P. Toolan                  Trustee      Since    Retired                             9     John Hancock
7202 Southeast Golf Ridge Way                1985                                               Funds
Hobe Sound, FL 33455
Age: 71


     42    Smith Barney Muni Funds   |  2002 Annual Report to Shareholders

                                                                                    Number of
                                                                                    Investment
                                                                                    Companies
                                                 Term of                             in Fund
                                               Office* and        Principal          Complex       Other
                                 Position(s)     Length         Occupation(s)        Overseen  Directorships
       Name, Address              Held with      of Time         During Past            by        Held by
          and Age                   Fund         Served          Five Years          Trustee      Trustee
------------------------------------------------------------------------------------------------------------
Interested Trustee:

Heath B. McLendon               Trustee/          Since    Managing Director of        74          None
Salomon Smith Barney Inc.       Chairman          1995     Salomon Smith Barney
125 Broad Street, 9th Floor                                Inc. ("SSB"); President
New York, NY 10004                                         and Director of Smith
Age: 68                                                    Barney Fund
                                                           Management LLC
                                                           ("SBFM") and Travelers
                                                           Investment Adviser, Inc.
                                                           ("TIA"); Director of
                                                           The Travelers
                                                           Investment Management
                                                           Company
--------
* Trustees are elected until the Trust's next annual meeting and their successors are elected and qualified.

Officers:

Lewis E. Daidone                Senior            Since    Managing Director of        N/A         N/A
Salomon Smith Barney Inc.       Vice President    1990     SSB; Chief Financial
125 Broad Street, 11th Floor    and Treasurer              Officer of the Smith
New York, NY 10004                                         Barney Mutual Funds;
Age: 44                                                    Director and Senior
                                                           Vice President of SBFM
                                                           and TIA

Peter M. Coffey                 Vice President    Since    Managing Director of        N/A         N/A
Salomon Smith Barney Inc.       and Investment    1987     SSB; Investment Officer
333 West 34th Street            Officer                    of SBFM
New York, NY 10001
Age: 57

Christina T. Sydor              Secretary         Since    Managing Director of        N/A         N/A
Salomon Smith Barney Inc.                         1987     SSB; General Counsel
300 First Stamford Place                                   and Secretary of SBFM
4th Floor                                                  and TIA
Stamford, CT 06902
Age: 51


     43    Smith Barney Muni Funds   |  2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2002:

   . 99.91% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.


     44    Smith Barney Muni Funds   |  2002 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



TRUSTEES                    INVESTMENT MANAGER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein           Management LLC
Jane F. Dasher
Donald R. Foley             DISTRIBUTOR
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       State Street Bank and
John P. Toolan               Trust Company
Joseph H. Fleiss, Emeritus
                            TRANSFER AGENT
OFFICERS                    Travelers Bank & Trust, fsb.
Heath B. McLendon           125 Broad Street, 11th Floor
President and               New York, New York 10004
Chief Executive Officer
                            SUB-TRANSFER AGENT
Lewis E. Daidone            PFPC Global Fund Services
Senior Vice President       P.O. Box 9699
and Treasurer               Providence, Rhode Island
                            02940-9699
Peter M. Coffey
Vice President and
Investment Officer

Christina T. Sydor
Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

 [LOGO] Salomon Smith Barney
       A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD2305 5/02

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                  MUNI FUNDS
                              NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2002




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


                            PETER M. COFFEY
                            PORTFOLIO MANAGER


   [LOGO]
         Classic Series

 Annual Report . March 31, 2002

 SMITH BARNEY
 NATIONAL PORTFOLIO

      PETER M. COFFEY

      Peter M. Coffey has more than 33 years of securities business experience and has been managing the Portfolio since 1987.

      FUND OBJECTIVE

      The Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

      FUND FACTS

      FUND INCEPTION
      --------------------------------------------------------------------------
      August 20, 1986

      MANAGER TENURE
      --------------------------------------------------------------------------
      33 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      --------------------------------------------------------------------------
      33 Years

               CLASS A CLASS B CLASS L
--------------------------------------
NASDAQ          SBBNX   SBNBX   SBNLX
--------------------------------------
INCEPTION      8/20/86 11/7/94 1/5/93
--------------------------------------


Average Annual Total Returns as of March 31, 2002*

                                    Without Sales Charges/(1)/
                                    Class A   Class B  Class L
                   -------------------------------------------
                   One-Year           2.67%     2.13%   2.13%
                   -------------------------------------------
                   Five-Year          5.63      5.06    4.98
                   -------------------------------------------
                   Ten-Year           6.55       N/A     N/A
                   -------------------------------------------
                   Since Inception+   7.18      6.57    5.43
                   -------------------------------------------
                                     With Sales Charges/(2)/
                                    Class A   Class B  Class L
                   -------------------------------------------
                   One-Year          (1.46)%   (2.24)%  0.13%
                   -------------------------------------------
                   Five-Year          4.76      4.90    4.77
                   -------------------------------------------
                   Ten-Year           6.12       N/A     N/A
                   -------------------------------------------
                   Since Inception+   6.90      6.57    5.31
                   -------------------------------------------
/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

*The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+Inception dates for Class A, B and L shares are August 20, 1986, November 7,
 1994 and January 5, 1993, respectively.


What's Inside
Letter to Our Shareholders..................................................1
Historical Performance......................................................4
Fund at a Glance............................................................6
Schedule of Investments.....................................................7
Statement of Assets and Liabilities........................................19
Statement of Operations....................................................20
Statements of Changes in Net Assets .......................................21
Notes to Financial Statements..............................................22
Financial Highlights.......................................................26
Independent Auditors' Report...............................................29
Additional Information.....................................................30
Tax Information............................................................32


                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the annual report for Smith Barney Muni
Funds -- National Portfolio ("Portfolio") for the year ended March 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended March 31, 2002, the Portfolio's Class A shares, without sales charges, returned 2.67%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 3.81%, while the Lipper General Municipal Debt Funds category generated an average annualized total return of 2.75%./2/ The Portfolio's Class A shares 30-day SEC yield and annualized distribution rate as of March 31, 2002 were 5.60%/3/ and 5.78%/4/, respectively. Average annual total return assumes the reinvestment of dividends and capital gains distributions into the Portfolio at net asset value and the deduction of all fund expenses. Past performance is not indicative of future results.

Investment Strategy
The Portfolio seeks as high a level of income exempt from regular federal income taxes/5/ as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities. The Portfolio may invest in municipal securities of varying maturities, but it typically focuses on municipal securities that have remaining maturities at the time of purchase from five to more than 30 years.

The Portfolio's manager, Peter Coffey, and his team seek to create a built-in income stream for the long-term. They believe municipal bonds are currently priced at levels that, over the long term, compare favorably against the current rates of inflation over the long term. To this end, they have generally focused on investing in securities with high credit quality and good call protection, as they believe these securities offer solid long-term values.

Market and Portfolio Review
The trend of net inflows of capital invested in municipal bond funds during calendar year 2001 contrasted considerably to the patterns exhibited during the prior two calendar years. (These net inflows represent new cash invested in municipal bond funds, which exclude capital reinvested from municipal bond fund dividends.) To illustrate this point, net inflows into municipal bond funds on an overall basis totaled approximately $15.30 billion for the calendar year 2001, versus

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index, and an index does not have operating or trading expenses.
2 Source: Lipper, Inc. Past performance is not indicative of future results.
  Average annual total returns are based on 1-year period as of March 31, 2002, calculated among 277 funds in the General Municipal Debt Funds category, as defined by Lipper, Inc., with reinvestment of dividends and capital gains, excluding sales charges.
3 Source: Smith Barney Fund Management LLC. The Portfolio's 30-day SEC yield is the average annualized net investment income per share for the 30 days ended March 31, 2002. Share prices, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Results for other share classes will differ.
4 This annualized distribution rate is the Portfolio's current monthly income dividend rate for Class A shares, annualized, and then divided by the March 31, 2002 NAV for Class A shares. The annualized distribution rate assumes a current monthly income dividend of $0.0635 per Class A share for 12 months. This rate is as of April 30, 2002 and is subject to change. Total returns are based on changes in NAV. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the currently monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.
5 Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT").


        1 Smith Barney Muni Funds | 2002 Annual Report to Shareholders outflows of $16.31 and $9.60 billion for the calendar years 2000 and 1999, respectively./6/ According to the data, as of the end of the calendar year 2001, assets in municipal bond funds in general totaled approximately $369.80 billion.

A series of events transpired over the past year that, in our view, influenced the municipal bond markets. For example, short-term interest rates in the United States dropped considerably last year as a result of monetary actions by the U.S. Federal Reserve Board ("Fed"). Furthermore, the Fed injected approximately $190 billion of additional liquidity into the monetary system following the tragic terrorist attacks on September 11th. In our view, there is now considerable liquidity on the sidelines for potential investment in securities as approximately $2.35 trillion/7/ was reportedly invested in money market funds (as of mid-March of this year). Given that the Fed has taken short-term interest rates down to a level that we think is unattractive (from an investment perspective), we believe investors may eventually want to consider repositioning the considerable amounts of capital that they have accumulated in money market funds back into either bonds, stocks or the real economy.

During the past quarter, the Federal Open Market Committee ("FOMC")/8/ changed its position from an easing to a neutral stance but kept the short-term federal funds rate ("fed funds rate")/9/ intact at 1.75%. We believe the Fed wants to see stronger signs of an economic recovery before it will consider raising rates. We anticipate that the Fed will maintain this neutral approach during the first half of 2002 but, as we approach the fall, we believe there is a strong possibility that the U.S. economy may show stronger signs of economic improvement. In fact, recent data suggest the U.S. economy has already begun to rebound somewhat during the first calendar quarter of this year relative to the prior quarter. Although it was reported that real Gross Domestic Product ("GDP")/10/ increased 5.8% at a seasonally adjusted annual rate for the first calendar quarter of 2002, versus a rise of 1.7% for the final quarter of 2001,/11/ we do not anticipate the economy to continue to grow at this pace. For the full year, we expect economic growth to exceed 4% (annualized) -- better than last year -- but at a relatively moderate growth rate coming out of a recession.

We expect inflation to remain benign, a viewpoint that echoes Fed Chairman Alan Greenspan's comments in his testimony on April 17th of this year. If the U.S. economy were to rebound later in the year, we anticipate that short-term rates could potentially rise./12/

In terms of the municipal bond market, we believe demand, in general has been quite strong for municipal issues over the fiscal period. We believe that municipal securities on an overall basis are competitively priced at the moment relative to U.S. Treasuries. As of mid-March of this year, yields on municipal securities were at a level comparable to approximately 95% of the yields on long-term U.S. Treasury bonds which, in our view, offer potential values particularly on an after-tax basis./13/ Of course, past performance does not indicate future performance. One reason why we think long-term municipal bonds are competitively priced at the moment is that, according to our research, about $290 billion of new issues were completed last year, which marked the second highest issuance level on record. These high levels of supply helped keep prices low. However, much of this issuance was from refinancings, not from newly issued products. In 2002, we believe

--------
6  Source: Strategic Insight, LLC.
7  Source: Investment Company Institute for week ended Wednesday, March 13,
   2002.
8 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
10 GDP is a market value of goods and services produced by labor and property in the U.S.
11 Source: Bureau of Economic Analysis, March 28, 2002.
12 Prices of fixed-income instruments typically move inversely to the direction of interest rates.
13 After-tax return is a measure of a fund's performance adjusted to reflect taxes that would be paid by an investor in a fund. Note that in contrast to municipals, the face-value principal amount of U.S. Treasury bills, notes and bonds are backed by the full faith and credit of the U.S. Government.


        2 Smith Barney Muni Funds | 2002 Annual Report to Shareholders refinancings will subside and that closer to roughly $200 billion of new issuance in the municipal market will occur. In our view, this expected drop in new issuance supply could contribute to an increase in municipal bond prices (provided, of course, that demand remains the same or stronger).

Market Outlook
Yields in the municipal bond market are determined, in part, by supply and demand. When supply is light for an extended period of time, or demand is strong, yields tend to fall relative to yields in other fixed-income sectors. When supply is heavy, or demand is weak, relative yields tend to rise. (Bond prices typically move proportionately in the opposite direction of yields.) Given the relatively large quantity of municipal securities that have been issued over the past year, we anticipate that the level of new supply of municipal bond issues may drop over the next year or two. In our view, taking into account these supply issues (among other investment considerations and features of municipal bonds for individual investors), the municipal bond market may offer competitive returns versus other securities in the fixed-income sector over the next 18 months.

In conclusion, we believe the U.S. economy is currently in the early stages of an economic recovery and we anticipate an increase in economic activity and possibly short-term rates later this year. We project stable-to-declining long-term rates, at least through the middle of this year, if not to the end of the summer. Looking ahead, our investment strategy is to maintain an additional emphasis on credit quality and higher-coupon structures as we cautiously seek to take advantage of potential opportunities as they arise.

We look forward to striving to achieve our investment goals to help you pursue your financial goals, and we thank you for investing in the Smith Barney Muni Funds -- National Portfolio.


Sincerely,

/s/ Heath B. McLendon                       /s/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President and
                                            Investment Officer

May 2, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 7 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2002 and is subject to change.


        3 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain     Total
 Year Ended              of Year  of Year Dividends Distributions Returns/(1)+/
 ------------------------------------------------------------------------------
 3/31/02                  $13.58   $13.18   $0.76       $0.00         2.67%
 ------------------------------------------------------------------------------
 3/31/01                   12.94    13.58    0.76        0.00        11.16
 ------------------------------------------------------------------------------
 3/31/00                   13.97    12.94    0.73        0.01        (2.03)
 ------------------------------------------------------------------------------
 3/31/99                   14.16    13.97    0.75        0.21         5.50
 ------------------------------------------------------------------------------
 3/31/98                   13.60    14.16    0.80        0.16        11.47
 ------------------------------------------------------------------------------
 3/31/97                   13.67    13.60    0.79        0.00         5.41
 ------------------------------------------------------------------------------
 3/31/96                   13.32    13.67    0.81        0.00         8.83
 ------------------------------------------------------------------------------
 3/31/95                   13.35    13.32    0.84        0.00         6.38
 ------------------------------------------------------------------------------
 3/31/94                   13.81    13.35    0.86        0.06         3.17
 ------------------------------------------------------------------------------
 3/31/93                   12.95    13.81    0.89        0.00        13.96
 ------------------------------------------------------------------------------
 Total                                      $7.99       $0.44
 ------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 3/31/02                $13.57   $13.16    $0.70       $0.00         2.13%
 -----------------------------------------------------------------------------
 3/31/01                 12.93    13.57     0.69        0.00        10.64
 -----------------------------------------------------------------------------
 3/31/00                 13.96    12.93     0.66        0.01        (2.56)
 -----------------------------------------------------------------------------
 3/31/99                 14.16    13.96     0.68        0.21         4.92
 -----------------------------------------------------------------------------
 3/31/98                 13.61    14.16     0.73        0.16        10.80
 -----------------------------------------------------------------------------
 3/31/97                 13.67    13.61     0.72        0.00         4.95
 -----------------------------------------------------------------------------
 3/31/96                 13.33    13.67     0.74        0.00         8.26
 -----------------------------------------------------------------------------
 Inception* -- 3/31/95   12.41    13.33     0.32        0.00        10.11++
 -----------------------------------------------------------------------------
 Total                                     $5.24       $0.38
 -----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 3/31/02                 $13.59  $13.20    $0.68       $0.00         2.13%
 -----------------------------------------------------------------------------
 3/31/01                  12.95   13.59     0.68        0.00        10.46
 -----------------------------------------------------------------------------
 3/31/00                  13.97   12.95     0.65        0.01        (2.57)
 -----------------------------------------------------------------------------
 3/31/99                  14.16   13.97     0.65        0.21         4.79
 -----------------------------------------------------------------------------
 3/31/98                  13.59   14.16     0.70        0.16        10.71
 -----------------------------------------------------------------------------
 3/31/97                  13.65   13.59     0.71        0.00         4.90
 -----------------------------------------------------------------------------
 3/31/96                  13.32   13.65     0.74        0.00         8.13
 -----------------------------------------------------------------------------
 3/31/95                  13.33   13.32     0.74        0.00         5.80
 -----------------------------------------------------------------------------
 3/31/94                  13.80   13.33     0.77        0.06         2.40
 -----------------------------------------------------------------------------
 Inception* -- 3/31/93    13.47   13.80     0.20        0.00         3.98++
 -----------------------------------------------------------------------------
 Total                                     $6.52       $0.44
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


        4 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                        Without Sales Charges/(1)/
                                        -------------------------
                                        Class A  Class B  Class L
------------------------------------------------------------------
Year Ended 3/31/02                       2.67%    2.13%    2.13%
------------------------------------------------------------------
Five Years Ended 3/31/02                 5.63     5.06     4.98
------------------------------------------------------------------
Ten Years Ended 3/31/02                  6.55      N/A      N/A
------------------------------------------------------------------
Inception* through 3/31/02               7.18     6.57     5.43
------------------------------------------------------------------

                                          With Sales Charges/(2)/
                                         ------------------------
                                         Class A  Class B  Class L
------------------------------------------------------------------
Year Ended 3/31/02                        (1.46)%  (2.24)%  0.13%
------------------------------------------------------------------
Five Years Ended 3/31/02                   4.76     4.90    4.77
------------------------------------------------------------------
Ten Years Ended 3/31/02                    6.12      N/A     N/A
------------------------------------------------------------------
Inception* through 3/31/02                 6.90     6.57    5.31
------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                     Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (3/31/92 through 3/31/02)              88.66%
-----------------------------------------------------------------
Class B (Inception* through 3/31/02)           60.12
-----------------------------------------------------------------
Class L (Inception* through 3/31/02)           62.93
-----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


        5 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 NATIONAL PORTFOLIO AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the National Portfolio
vs. Lehman Brothers Municipal Bond Index and Lipper General Municipal Debt
Funds Average+
--------------------------------------------------------------------------------

                           March 1992 -- March 2002

                                     [CHART]


               National                                          Lipper
          Portfolio - Class         Lehman Brothers          General Municipal
               A Shares          Municipal Bond Index        Debt Funds Average
               ---------         --------------------        ------------------
3/92             9,600                  10,000                   10,000
3/93            10,939                  11,252                   11,288
3/94            11,287                  11,513                   11,499
3/95            12,007                  12,369                   12,218
3/96            13,067                  13,406                   13,104
3/97            13,774                  14,135                   13,729
3/98            15,354                  15,650                   15,199
3/99            16,198                  16,620                   15,947
3/00            15,869                  16,606                   15,570
3/01            17,640                  18,420                   17,121
3/02            18,111                  19,124                   17,592


+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1992, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The Lipper General Municipal Debt Funds Average is composed of an average of the Fund's peer group of 277 mutual funds investing in municipal securities as of March 31, 2002. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           INDUSTRY DIVERSIFICATION*

                                    [CHART]


Education                    8.4%
Escrowed to Maturity         5.2%
General Obligation           4.2%
Hospital                    19.2%
Housing: Multi-Family        9.4%
Life Care                    3.6%
Pollution Control            5.7%
Public Facilities            5.6%
Tobacco                      6.9%
Transportation              10.2%
Other                       21.6%


                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                             Standard      Percentage
                     Moody's & Poor's of Total Investments
                     ------- -------- --------------------
                       Aaa     AAA            33.2%
                       Aa      AA             11.5
                        A       A             24.2++
                       Baa     BBB            17.4++
                       Ba      BB              1.2
                        B       B              1.6
                       NR      NR             10.9
                                             -----
                                             100.0%
                                             =====

* As a percentage of total investments. These holdings are as of March 31, 2002 and are subject to change.
++ 0.7% and 0.2% was rated by Fitch IBCA, Duff & Phelps as A and BBB, respectively.

        6 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                               MARCH 31, 2002


   FACE
  AMOUNT    RATING(a)                     SECURITY                          VALUE
------------------------------------------------------------------------------------
Education -- 8.4%
                      ABC Unified School District, CA GO, Capital
                        Appreciation, FGIC-Insured:
$ 2,245,000 AAA         Zero coupon bond due 8/1/32                      $   389,463
  5,590,000 AAA         Zero coupon bond due 8/1/33                          915,362
  2,000,000 AA-       Allegheny County Public Higher Education Building
                        Authority Revenue, Carnegie Mellon University,
                        5.250% due 3/1/32                                  1,952,720
  1,250,000 A3*       Brookhaven, NY IDA, Civic Facility Revenue, St.
                        Joseph's College, 6.000% due 12/1/20               1,286,175
  3,000,000 NR        Capital Projects Finance Authority, Student
                        Housing Revenue, CAFRA Capital Corp.,
                        Florida Universities, Series A, 7.850% due
                         8/15/31                                           3,001,800
                      Chicago, IL Board of Education, School Reform,
                        FGIC-Insured: Series A:
  1,000,000 AAA          MBIA-Insured, 5.500% due 12/1/28                  1,005,880
 10,115,000 AAA          Zero coupon bond due 12/1/31                      1,807,954
                        Series B-1:
 28,530,000 AAA          Zero coupon bond due 12/1/30                      5,419,273
 47,750,000 AAA          Zero coupon bond due 12/1/31+                     8,534,830
  1,000,000 Baa3*     Colorado Educational & Cultural Facilities
                        Authority Revenue, Charter School,
                        (Bromley East Project), Series A, 7.250% due
                        9/15/30                                            1,046,540
  3,000,000 AAA       Donna, TX ISD, PSFG, School Building, 5.250% due
                        2/15/25                                            2,925,720
    190,000 Baa3*     Edmond, OK EDA, Collegiate Housing Foundation,
                        Series A, 5.375% due 12/1/19                         171,600
                      Golden Valley Unified School District, CA, Series
                        B, FGIC-Insured:
  1,425,000 AAA         Zero coupon bond due 8/1/34                          216,814
    850,000 AAA         Zero coupon bond due 8/1/35                          122,009
    500,000 AAA         Zero coupon bond due 8/1/36                           67,710
  1,500,000 AAA         Zero coupon bond due 8/1/37                          191,640
  2,000,000 NR        Kane McHenry Cook & Dekalb Counties, IL Unit
                        School District No. 300, Capital Appreciation,
                        zero coupon bond due 12/1/21                         642,460
  1,000,000 AAA       Lake Superior, MI State University Revenue,
                        AMBAC-Insured, 5.500% due 11/15/21                 1,019,380
  1,000,000 BBB-      New Hampshire Health & Education Facilities
                        Authority Revenue, New Hampshire College,
                        7.500% due 1/1/31                                  1,033,350
  1,500,000 Baa3*     New Hampshire Higher Education & Health, Brewster
                        Academy, 6.750% due 6/1/25                         1,517,100
  1,014,000 AA-       New York State Dormitory Authority Revenue,
                        Unrefunded Balance, Series B, 7.500% due 5/15/11   1,200,850
  1,000,000 Baa3*     Pennsylvania State Higher Educational Facilities
                        Authority, Student Housing Revenue, (Student
                        Association Inc. Project), Series A, 6.750% due
                        9/1/32                                             1,008,840
  1,000,000 BBB-      Savannah, GA EDA, Revenue, (College of Art &
                        Design Inc. Project), 6.900% due 10/1/29           1,029,430
                      Southern Illinois University Revenue, Housing &
                        Auxiliary, Capital Appreciation, Series A,
                        MBIA-Insured:
  4,950,000 AAA          Zero coupon bond due 4/1/21                       1,698,939
  3,000,000 AAA          Zero coupon bond due 4/1/23                         912,510
  3,000,000 AAA          Zero coupon bond due 4/1/25                         807,450
  1,000,000 AAA       University of Illinois, Revenue, Refunding,
                        Auxiliary Facilities, Series A, AMBAC-Insured,
                        5.000% due 4/1/30                                    934,400
     10,000 AAA       Weatherford, TX ISD, PSFG, Unrefunded Balance,
                        Capital Appreciation, zero coupon bond due
                        2/15/21                                                3,046
------------------------------------------------------------------------------------
                                                                          40,863,245
------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 5.2%
  1,065,000 AAA       Boston, MA Water & Sewer Revenue, Series A,
                        10.875% due 1/1/09                                 1,335,521
    890,000 NR        Douglas County, NE Hospital Authority No. 2,
                        Bergan Mercy, 9.500% due 7/1/10                    1,076,775
  1,395,000 AAA       Fairmont, WV Water & Sewer Revenue,
                        AMBAC-Insured, 9.250% due 11/1/11                  1,704,160

                      See Notes to Financial Statements.


        7 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT   RATING(a)                   SECURITY                       VALUE
 ------------------------------------------------------------------------------
 Escrowed to Maturity (b) -- 5.2% (continued)
 $  990,000 AAA       Illinois Health Facilities Authority
                        Revenue, (Methodist Medical Center
                        Project), 9.000% due 10/1/10                $ 1,184,624
  4,460,000 AAA       Indiana Bond Bank, AMBAC-Insured, 9.750% due
                        8/1/09                                        5,383,800
    595,000 AAA       Minneapolis, MN Hospital Revenue, St. Mary's
                        Hospital & Rehabilitation, 10.000% due
                        6/1/13                                          771,947
    530,000 AAA       Montana State Board of Regents Revenue,
                        10.000% due 11/15/08                            632,025
  6,995,000 AAA       Ohio State Water Development Authority
                        Revenue, Safe Water, Series 2, 9.375% due
                        12/1/10                                       8,430,794
  1,025,000 AAA       Philadelphia Hospitals & Higher Education
                        Facilities Authority, Hospital Revenue,
                        Presbyterian Medical Center, 6.650% due
                        12/1/19                                       1,184,193
  1,070,000 AAA       Provo, UT Electric Revenue, 10.125% due
                        4/1/15                                        1,437,609
  1,910,000 AAA       Weber County, UT Hospital Revenue, St.
                        Benedict's Hospital, 10.000% due 3/1/10       2,348,536
 -----------------------------------------------------------------------------
                                                                     25,489,984
 -----------------------------------------------------------------------------
 General Obligation -- 4.2%
  5,000,000 NR        Barona Band of Mission Indians, CA GO,
                        8.250% due 1/1/20+                            5,288,400
  2,000,000 AAA       Berks County, PA GO, MVRICS, FGIC-Insured,
                        10.970% due 11/10/20 (c)(d)                   2,136,320
  1,000,000 AAA       Chicago, IL GO, Project & Refunding, Capital
                        Appreciation, Series A, MBIA-Insured, zero
                        coupon until 1/1/11, 5.650% thereafter due
                        1/1/30                                          605,780
  1,500,000 AAA       Illinois State, First Series, FSA-Insured,
                        5.250% due 4/1/27                             1,465,305
  1,015,000 Aaa*      Lago Vista, TX GO, ISD, PSFG, zero coupon
                        bond due 8/15/22                                319,918
                      Massachusetts State:
  1,500,000 AAA         RITE-PA 964, 9.113% due 11/1/15               1,650,210
  2,000,000 AAA         RITE-PA 993-R, MBIA-Insured, 9.090% due
                         11/1/15                                      2,200,280
     10,000 A         New York City, NY GO, Series D, 7.500% due
                        2/1/16                                           10,183
  1,000,000 Aa1*      Texas State GO, Veterans Housing Assistance,
                        Series D, 6.450% due 12/1/20 (c)              1,037,510
  5,000,000 AAA       Washoe County, NV GO, Reno-Sparks
                        Convention, Series A, FSA-Insured, 6.400%
                        due 7/1/29                                    5,660,400
 -----------------------------------------------------------------------------
                                                                     20,374,306
 -----------------------------------------------------------------------------
 Hospital -- 19.2%
  3,000,000 BBB       Arizona Health Facilities Authority Revenue,
                        Catholic Healthcare West, Series A, 6.625%
                        due 7/1/20                                    3,063,510
  3,000,000 BBB-      Arkansas State Development Finance
                        Authority, Hospital Revenue, Washington
                        Regional Medical Center, 7.375% due 2/1/29    3,192,690
                      Colorado Health Facilities Authority Revenue
                        Bonds:
  1,000,000 Baa1*       Parkview Medical Center Project, 6.500%
                         due 9/1/20                                   1,042,680
  1,000,000 A           Vail Valley Medical Center, Series A,
                         6.500% due 1/15/13                           1,038,690
  3,000,000 BBB       Cuyahoga County, OH Hospital Facilities
                        Revenue, (Canton Inc. Project), 7.500% due
                        1/1/30                                        3,230,280
    500,000 BBB+      Denver, CO Health & Hospital Authority
                        Healthcare Revenue, Series A, 6.000% due
                        12/1/31                                         485,800
    725,000 A1*       Elkhart County, IN Hospital Authority
                        Revenue, Elkhart General Hospital
                        Inc., 7.000% due 7/1/12                         743,401
  1,000,000 AA        Fauquier County, VA Industrial Development,
                        Hospital Revenue, Radian-Insured, 5.250%
                        due 10/1/31                                     951,140
    350,000 BB-       Green Springs, OH Health Care Facilities
                        Revenue, (St. Francis Health Care Center
                        Project), Series A, 7.125% due 5/15/25          283,129
  1,295,000 AA        Harris County, TX Health Facilities
                        Development Corp., Hospital Revenue,
                        (Texas Children's Hospital Project),
                        Series A, 5.250% due 10/1/29                  1,230,043
  3,000,000 BBB       Henderson, NV Health Care Facility Revenue,
                        Catholic Healthcare West, Series A, 6.750%
                        due 7/1/20                                    3,063,630

                      See Notes to Financial Statements.


        8 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


    FACE
   AMOUNT   RATING(a)                   SECURITY                       VALUE
 ------------------------------------------------------------------------------
 Hospital -- 19.2% (continued)
                      Illinois Health Facilities Authority Revenue:
 $  731,000 AAA         Community Provider Pooled Loan Program,
                         FSA-Insured, 7.350% due 8/15/10             $  747,521
  3,500,000 B2*         Mercy Hospital & Medical Center, 7.000%
                         due 1/1/07                                   2,289,000
  3,000,000 A           OSF Healthcare Systems, 6.250% due 11/15/29   3,036,480
  1,500,000 A           Passavant Memorial Area Hospital, 6.000%
                         due 10/1/24                                  1,467,420
  3,000,000 BBB-      Indiana Health Facility Financing Authority
                        Hospital Revenue, Community Foundation
                        Northwest, IN, Series A, 6.375% due 8/1/31    2,860,440
  3,000,000 A1*       Iowa Finance Authority Health Care
                        Facilities Revenue, Genesis Medical
                        Center, 6.250% due 7/1/25                     3,067,440
  3,000,000 AA-       Iowa Finance Authority Revenue, Catholic
                        Health Initiatives, Series A, 6.000% due
                        12/1/18                                       3,080,490
                      Klamath Falls, OR Inter-community Hospital
                        Authority Revenue, (Merle West Medical
                        Center Project):
    900,000 BBB          7.100% due 9/1/24                            1,000,593
  1,000,000 BBB          6.250% due 9/1/31                              981,460
  3,675,000 BBB-      Louisiana Public Facilities Authority
                        Revenue, (General Health Systems
                        Project), 6.800% due 11/1/16                  3,717,336
                      Massachusetts State Health & Educational
                        Facilities Authority Revenue:
    600,000 AAA         11.790% due 8/12/21 (d)                         626,178
  1,750,000 AA          Berkshire Health System, Series E,
                         Radian-Insured, 5.700% due 10/1/25           1,755,845
  3,000,000 BBB         Caritas Christi Obligation, Series B,
                         6.750% due 7/1/16                            3,134,280
  3,000,000 AAA         St. Elizabeth Hospital, LEVRRS, Series E,
                         FSA-Insured, Series G-4, INFLOS, 10.256%
                         due 7/1/25 (d)                               3,142,170
  1,250,000 BBB         University of Massachusetts, Memorial
                         Healthcare Inc., Series C, 6.625% due
                         7/1/32                                       1,225,050
  1,000,000 A1*       Michigan State Hospital Finance Authority
                        Revenue,
                        Reference-Hospital-Sparrow Obligation
                        Group, 5.625% due 11/15/36                      946,890
  1,000,000 A-        New Hampshire Health & Education Facilities
                        Authority Revenue, Healthcare System,
                        Covenant Health, 6.125% due 7/1/31              958,630
                      New Jersey Health Care Facilities Financing
                        Authority Revenue:
  1,000,000 BBB-        St. Elizabeth Hospital Obligation Group,
                         6.000% due 7/1/27                              931,250
  2,000,000 BBB-        Trinitas Hospital Obligation Group, 7.400%
                         due 7/1/20                                   2,148,840
  2,250,000 A1*       New Mexico State Hospital Equipment Loan
                        Council, Hospital Revenue, Presbyterian
                        Healthcare Services, Series A, 5.500% due
                        8/1/30                                        2,153,452
  4,920,000 B2*       Oklahoma Development Finance Authority
                        Refunding Revenue, Hillcrest Healthcare
                        System, Series A, 5.625% due 8/15/29          3,663,973
  2,000,000 NR        Orange County, FL Health Facilities
                        Authority Revenue, First Mortgage, Health
                        Care Facilities, 9.000% due 7/1/31            2,043,460
  1,000,000 A+        Pennsylvania State Higher Educational
                        Facilities Authority Revenue, University
                        of Pennsylvania Medical Center Health
                        System, Series A, 6.000% due 1/15/31          1,002,830
  3,900,000 Aa3*      Rhode Island State Health & Educational
                        Building Corp., Refunding Revenue, Health
                        Facilities, St. Antoine Residence, Series
                        A, 6.125% due 11/15/18                        3,995,004
  2,500,000 A-        Tarrant County, TX Health Facilities
                        Development Corp., Hospital
                        Revenue, 6.700% due 11/15/30                  2,615,750
  2,000,000 Baa2*     Tomball, TX Hospital Authority Revenue,
                        Tomball Regional Hospital, 6.000% due
                        7/1/19                                        1,862,220
  4,340,000 Baa1*     Tyler, TX Health Facilities Development
                        Corp., Hospital Revenue, Mother Frances
                        Hospital Regional Health, 6.000% due 7/1/31   4,127,687
                      University, CO Hospital Authority Revenue,
                        Series A:
  1,000,000 A3*         5.600% due 11/15/21                             978,970
  1,795,000 A3*         5.600% due 11/15/31                           1,732,067

                      See Notes to Financial Statements.


        9 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                        SECURITY                             VALUE
-----------------------------------------------------------------------------------------
Hospital -- 19.2% (continued)
                     Wisconsin State Health & Educational Facilities
                       Authority Revenue:
$1,000,000 A-          Agnesian Healthcare Inc., 6.000% due 7/1/30            $   978,590
 4,710,000 BBB+        Aurora Health Care Inc., Series A, 5.600% due 2/15/29    4,208,244
 2,000,000 A+          Froedert & Community Health Obligated Group, 5.375%
                        due 10/1/30                                             1,800,780
 2,000,000 AA          Insured-Marshfield Clinic, Series A, Radian-Insured,
                        5.375% due 2/15/31                                      1,876,120
 2,000,000 A           Kenosha Hospital & Medical Center Project, 5.700%
                        due 5/15/20                                             1,912,860
 1,925,000 A3*         Monroe Clinic Inc., 5.375% due 2/15/22                   1,758,776
 2,000,000 A           Refunding, Wheaton Franciscan Services, 5.750% due
                        8/15/30                                                 1,945,360
-----------------------------------------------------------------------------------------
                                                                               94,098,449
-----------------------------------------------------------------------------------------
Housing: Multi-Family -- 9.4%
                     Bexar County, TX Housing Finance Corp., MFH Revenue:
 1,450,000 Aaa*        GNMA-Collateralized, New Light Village, Series A1,
                        5.900% due 2/20/38                                      1,479,855
 3,000,000 A3*         Refunding, Nob Hill Apartments, Series A, 6.000% due
                        6/1/31                                                  2,823,270
 1,000,000 Aaa*        Waters at Northern Hills Apartments, MBIA-Insured,
                        Series A, 6.050% due 8/1/36                             1,038,130
 1,500,000 Aaa*      Columbia Heights, MN Multi-Family Revenue, Housing
                       GNMA-Collateralized, Crest View, Series A-1, 6.625%
                       due 4/20/43                                              1,627,200
   250,000 Aaa*      Cuyahoga County, OH MFH, Dalebridge Apartments,
                       GNMA-Collateralized, FHA-Insured, 6.500% due
                       10/20/20 (c)                                               259,990
                     El Paso County, TX Housing Finance Corp., MFH Revenue,
                       Series A:
 3,000,000 A3*         American Village Communities, 6.375% due 12/1/32         2,938,380
 2,390,000 A3*         La Plaza Apartments, 6.750% due 7/1/30                   2,426,065
 1,000,000 A3*         Las Lomas Apartments, 6.375% due 12/1/29                 1,011,020
 1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., MFH Revenue,
                       (Landings of Carrier Project), Series A,
                       GNMA-Collateralized, 6.750% due 9/20/32                  1,060,970
                     Illinois Housing Development Authority, MFH Revenue:
 1,830,000 AAA         GNMA-Collateralized, Series A-1, 5.750% due 12/20/32     1,868,155
 1,500,000 A+          Series 1991A, 8.125% due 7/1/10                          1,524,825
 1,500,000 A+        Indiana State HFA, MFH Mortgage Revenue, Hunters Run,
                       FHA-Insured, 7.250% due 5/1/18 (c)                       1,546,095
 1,000,000 A+        King County, WA Housing Authority Revenue Refunding,
                       Sr. Bonds, Series A, 6.800% due 3/1/26                   1,028,820
 2,450,000 AAA       Maricopa County, AZ IDA, MFH Revenue, Reference
                       GNMA-Collateralized, FHA-Insured, 6.000% due 10/20/31    2,563,974
 1,885,000 AAA       Mohave County, AZ IDA, MFH, (Copper Ridge Apartments),
                       FHA-Insured, 7.375% due 4/1/32 (c)                       1,953,350
 1,250,000 AAA       Phoenix, AZ Industrial Development Authority, MFH
                       Revenue, GNMA-Collateralized, 5.950% due 11/20/36        1,309,787
   500,000 Aa3*      Portland, OR MFH, LOC U.S. National Bank of Oregon,
                       6.250% due 5/1/12 (c)                                      512,305
 1,000,000 BBB-      Roanoke, VA Redevelopment & Housing Authority, MFH
                       Revenue, Refunding, United Dominion-Laurel Ridge,
                       6.625% due 5/1/23 (c)                                    1,018,520
 1,000,000 AAA       Rogers County, OK HFA, Multi-Family Revenue,
                       Refunding, Series A, FNMA-Collateralized,
                       FHA-Insured, 7.750% due 8/1/23                           1,000,650
 2,347,000 AAA       Seattle, WA Housing Authority, Low Income Housing
                       Revenue, GNMA-Collateralized, 7.400% due 11/20/36        2,598,692
 1,000,000 A3*       Tarrant County, TX Housing Finance Corp., MFH Revenue,
                       Westridge, Series A, 6.000% due 6/1/31                     941,090
                     Texas State Affordable Housing Corp., MFH Revenue:
 2,000,000 A3*         Ashton Place & Woodstock Apartments, Series A,
                        6.300% due 8/1/33                                       1,964,900
 2,000,000 A3*         HIC Arborstone/Baybrook Oaks, Series A, 5.850% due
                        11/1/31                                                 1,915,960
 4,000,000 Baa3*       Sub-HIC Arbrostone/Baybrook, Series C, 7.250% due
                        11/1/31                                                 3,733,040

                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                 MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                     SECURITY                          VALUE
-----------------------------------------------------------------------------------
Housing: Multi-Family -- 9.4% (continued)
$4,000,000 A3*       Travis County, TX Housing Finance Authority, MFH
                       Revenue, (Lakeview Apartments Project), Series
                       A, 6.375% due 1/1/34                             $ 3,911,640
 1,875,000 AAA       Yuma, AZ IDA, Multi-Family Mortgage Revenue,
                       Refunding, Series A, GMNA-Collateralized,
                       6.100% due 9/20/34 (c)                             2,012,044
-----------------------------------------------------------------------------------
                                                                         46,068,727
-----------------------------------------------------------------------------------
Housing: Single-Family -- 3.1%
    40,000 Aaa*      Aurora Kane & Dupage, IL Single-Family Mortgage
                       Revenue, Series A, GNMA/FHLMC- Collateralized,
                       7.950% due 10/1/25 (c)                                40,000
                     Chicago, IL Single-Family Mortgage Revenue:
 1,750,000 Aaa*        Series A, FNMA/GNMA-Collateralized, 6.350% due
                        10/1/30 (c)                                       1,835,435
   720,000 AAA         Series C, FNMA/FHLMC/GNMA-Collateralized,
                        7.000% due 3/1/32                                   784,246
   175,000 Aa2*      Colorado HFA, Single-Family Program, Refunding,
                       Sr. Bonds, Series 94 D-1, 8.000% due 12/1/24         180,301
 1,775,000 AAA       Cowley & Shawnee Counties, KS Mortgage Revenue,
                       Series B, AMBAC-Insured, GNMA-Collateralized,
                       zero coupon bond due 6/1/22 (c)                      371,490
   280,000 AAA       Fort Worth, TX Housing Finance Corp.,
                       Single-Family Mortgage Revenue, Capital
                       Appreciation, Series A, GNMA-Collateralized,
                       zero coupon bond due 6/1/21 (c)                       59,486
 1,000,000 Aaa*      Franklin County, OH Mortgage Revenue, Villas at
                       St. Therese, Series E, GNMA-Collarteralized,
                       5.900% due 6/20/39                                 1,025,910
   330,000 AA        Idaho Housing Agency, Single-Family Mortgage,
                       Series C-2, FHA-Insured, 7.900% due 1/1/22 (c)       331,119
   215,000 Aa2*      Labette County, KS Single-Family Mortgage
                       Revenue, Refunding, Series A, 8.400% due 12/1/11     223,609
 1,390,000 AA        Massachusetts State HFA Single-Family Mortgage
                       Housing Revenue, Series 38, 7.200% due 12/1/26
                       (c)                                                1,447,240
                     Missouri State Housing Development Community
                       Mortgage Revenue, Series C:
   285,000 AAA         Capital Appreciation, GNMA-Collateralized, zero
                        coupon bond due 7/1/23                               61,500
   470,000 AAA         GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)      505,057
   770,000 Aa3*      New Hampshire State HFA, Single-Family
                       Residential Mortgage, Series D, LOC Landesbank
                       Hessen, 7.250% due 7/1/15 (c)                        789,165
   170,000 AAA       Ohio Housing Finance Agency Residential Mortgage,
                       Series A-2, GNMA-Collateralized, 6.625% due
                       3/1/26 (c)                                           175,396
                     Panhandle, TX Regional Housing Finance Corp.:
 1,000,000 Aaa*        Series A, GNMA-Collateralized, 6.650% due
                        7/20/42                                           1,057,150
    65,000 BBB         Single-Family Mortgage Revenue, 10.375% due
                        3/1/09                                               65,271
   535,000 AA+       Pennsylvania State HFA, Single-Family Mortgage
                       Revenue, Series 39B, 6.875% due 10/1/24 (c)          546,979
 1,060,000 AAA       Pima County, AZ Single-Family Mortgage Revenue,
                       Series A, GNMA/FNMA/FHLMC- Collateralized,
                       7.100% due 11/1/29 (c)                             1,129,631
   155,000 AAA       Prince Georges County, MD Housing Authority,
                       Single-Family Mortgage Revenue, Refunding,
                       Series A, GNMA-Collateralized, 8.000% due 1/1/17     163,235
   325,000 AAA       Reno County, KS Single-Family Mortgage Revenue,
                       Series A, AMBAC-Insured, zero coupon bond due
                       12/1/14                                               78,705
 1,000,000 AA+       Rhode Island Housing & Mortgage Financing Corp.,
                       Home Ownership Opportunity Bonds, INFLOS,
                       12.598% due 4/1/24 (c)(d)                          1,031,920
 2,480,000 Aaa*      Sedgwick & Shawnee Counties, KS Single-Family
                       Mortgage Revenue, Series
                       A-1, GNMA-Collateralized, 6.875% due 12/1/26 (c)   2,687,477
   112,656 A1*       St. Bernard Parish, LA Home Mortgage Authority,
                       Single-Family Mortgage Revenue, Refunding,
                       Series A, 8.000% due 3/25/12                         113,776

                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING(a)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Housing: Single-Family -- 3.1% (continued)
$   295,000 AAA       Travis County, TX Housing Finance Corp., Single-Family
                        Mortgage Revenue, Series B, GNMA/FNMA-Collateralized,
                        7.100% due 10/1/27 (c)                                     $   306,765
    115,000 AAA       Utah HFA, Single-Family Mortgage Revenue, FHA-Insured, Sr.
                        Bonds, 7.300% due 7/1/16                                       116,603
     95,000 AA        Wyoming Community Development Authority, Series B,
                        FHA-Insured, 8.125% due 6/1/21 (c)                              95,142
----------------------------------------------------------------------------------------------
                                                                                    15,222,608
----------------------------------------------------------------------------------------------
Industrial Development -- 2.8%
  2,500,000 NR        Alaska Industrial Development & Export Authority Revenue,
                        Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31           2,592,300
  1,050,000 A+++      Brookhaven, NY IDA Revenue, TDS Realty/Island ADC Income
                        Facility, LOC Fleet Bank, 6.550% due 12/1/19 (c)             1,119,521
  2,000,000 NR        Hillsborough County, FL IDA Exempt Facilities Revenue,
                        National Gypsum, Series A, 7.125% due 4/1/30 (c)             1,662,340
  1,640,000 AA-       Oklahoma City, OK Industrial & Culture Facilities, Trigen
                        Energy Corp., 6.750% due 9/15/17 (c)                         1,644,100
  1,000,000 A+        Rensselaer County, NY IDA, Albany International Corp., LOC
                        Fleet Bank, 7.550% due 7/15/07 (c)                           1,119,460
  1,000,000 Baa3*     Rockbridge County, VA Industrial Development Authority
                        Revenue, VA Horse Center, Series C, 6.850% due 7/15/21       1,010,110
  2,500,000 NR        Suffolk County, NY IDA Revenue, Nissequogue Cogen Partners
                        Facility, 5.500% due 1/1/23 (c)                              2,313,475
  2,000,000 A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project),
                        6.900% due 9/1/24 (c)                                        2,092,300
----------------------------------------------------------------------------------------------
                                                                                    13,553,606
----------------------------------------------------------------------------------------------
Life Care -- 3.6%
  3,500,000 A-        Covenant Retirement Communities, 5.875% due 12/1/31            3,270,015
  2,925,000 Aa*       Hamilton County, OH Mortgage Revenue, Judson Care Center,
                        Series A, FHA-Insured, 6.500% due 8/1/26                     3,082,131
  2,500,000 BBB       Illinois Development Finance Authority Health Facilities,
                        Community Living, 7.125% due 3/1/10                          2,519,625
  1,000,000 Baa2*     Indianapolis, IN Industrial EDR Refunding & Improvement,
                        7.625% due 10/1/22                                           1,025,240
  2,100,000 A-        Lancaster County, PA Hospital Authority Revenue, Health
                        Center, (Willow VLY Retirement Project), 5.875% due 6/1/31   2,010,981
  1,150,000 NR        Lancaster, PA IDA Revenue, (Garden Spot Village Project),
                        Series A, 7.625% due 5/1/31                                  1,182,062
                      Massachusetts State Industrial Finance Agency Revenue,
                        Refunding, Series A:
    975,000 AAA         Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37               1,041,437
  1,000,000 NR          Chestnut Knoll Project, 5.625% due 2/15/25                     851,250
  1,000,000 NR        Montgomery County, PA Higher Education & Health Authority
                        Revenue, Temple Continuing Care Center, 6.750% due 7/1/29      886,040
                      Orange County, NY Industrial Development Agency, Civic
                        Facilities Revenue, (Arden Hill Life Care Center
                        Project), Series A:
  1,000,000 NR           7.000% due 8/1/21                                             979,160
  1,000,000 NR           7.000% due 8/1/31                                             963,780
----------------------------------------------------------------------------------------------
                                                                                    17,811,721
----------------------------------------------------------------------------------------------
Miscellaneous -- 6.8%
  1,000,000 NR        Capital Region Community, FL Development District Revenue,
                        Capital Improvement, Series A, 6.700% due 5/1/32             1,003,800
                      Dauphin County, PA General Authority:
  4,000,000 NR          Hyatt Regency, 6.200% due 1/1/29                             3,456,080
  1,500,000 NR          Riverfront Office, 6.000% due 1/1/25                         1,402,950

                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT   RATING(a)                               SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------------
Miscellaneous -- 6.8% (continued)
$2,000,000 B2*       Galveston, TX Special Contract Revenue, Refunding, (Farmland
                       Industries Inc. Project), 5.500% due 5/1/15                          $ 1,698,300
 3,000,000 AAA       Houston, TX Apartment System Revenue, Sub. Lien, Series B,
                       FSA-Insured, 5.500% due 7/1/30                                         3,001,680
 2,000,000 A+        Houston, TX Participation Interest, 6.400% due 6/1/27                    2,049,480
 2,000,000 A         Illinois Development Finance Authority Revenue, City of East St.
                       Louis, 7.250% due 11/15/09                                             2,136,960
 1,500,000 AAA       Indiana Bond Bank Guaranty, State Revolving Fund, Series A, 6.875%
                       due 2/1/12                                                             1,642,635
 2,375,000 NR        Maryland State Economic Development Corp. Revenue, Health & Mental
                       Hygiene Program, Series A, 7.750% due 3/1/25                           2,465,820
 1,000,000 AA        Massachusetts State Development Finance Agency Revenue, May Institute
                       Issue, Radian-Insured, 5.750% due 9/1/29                               1,019,590
 5,750,000 AAA       Mississippi Development Bank Special Obligation, Capital Projects &
                       Equipment Program, Series A, AMBAC-Insured, 5.625% due 7/1/31          5,912,840
 1,000,000 NR        New Morgan, PA Municipal Authority Office Revenue, (Commonwealth
                       Office Project), Series A, 6.500% due 6/1/25                             996,330
 1,000,000 BBB-++    Overland Park, KS Development Corp. Revenue, First Tier, Overland
                       Park, Series A, 7.375% due 1/1/32                                      1,023,180
 3,000,000 AA        Rhode Island State Economic Development Corp. Revenue, Providence
                       Plaza Mall, Radian-Insured, Sr. Notes, 6.125% due 7/1/20               3,166,710
 2,100,000 Aaa*      Sevier County, TN Public Building Authority, Local Government Public
                       Improvement, IV-H-3, AMBAC-Insured, 1.500% due 6/1/25                  2,100,000
-------------------------------------------------------------------------------------------------------
                                                                                             33,076,355
-------------------------------------------------------------------------------------------------------
Pollution Control -- 5.7%
 1,700,000 BBB       Adams County, MS Environmental Improvement Revenue, Refunding,
                       (International Paper Co. Project), Series A, 6.800% due 8/1/24 (c)+    1,772,845
 5,000,000 Aa3*      Brazos River, TX Navigation District, (BASF Corp. Project), 6.750%
                       due 2/1/10                                                             5,717,200
 3,600,000 A1*       La Crosse, WI Resource Recovery Revenue, Refunding, (Northern States
                       Power Co. Project), 6.000% due 11/1/21 (c)                             3,827,340
 3,000,000 BBB       Lowndes County, MS Solid Waste Disposal & PCR, Refunding,
                       (Weyerhaeuser Co. Project), Series A, 6.800% due 4/1/22                3,204,660
 1,000,000 BBB+      Mobile, AL Industrial Development Board, Environmental Improvement
                       Revenue, (International Paper Co. Project), Series B, 6.450% due
                       5/15/19 (c)                                                            1,029,490
   735,000 NR        New Jersey EDA Revenue, (Atlantic City Sewer Project), 7.250% due
                       12/1/11 (c)                                                              752,420
   500,000 NR        Ohio State Solid Waste Revenue, Republic Engineered Steels Inc.,
                       9.000% due 6/1/21 (c)                                                      6,250
 1,000,000 BBB       Rapides, LA Finance Authority, Environmental Improvement Revenue,
                       (International Paper Co. Project), Series A, 6.550% due 11/15/23 (c)   1,028,630
 1,850,000 BBB       Richland, SC Solid Waste Facility, (Union Camp Project), Series B,
                       7.125% due 9/1/21 (c)                                                  1,889,183
 3,000,000 NR        Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc.
                       Project), 7.500% due 1/1/26 (c)                                        3,031,530
 1,945,000 A         Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due
                       11/1/22 (c)                                                            2,010,333
 1,130,000 A         Southwestern Illinois Development Authority, Solid Waste Disposal
                       Revenue, (Laclede Steel Co. Project), 8.500% due 8/1/20 (c)            1,156,442
 2,200,000 BBB-      Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp.
                       Project), Series A, 7.000% due 6/1/24 (c)                              2,199,714
-------------------------------------------------------------------------------------------------------
                                                                                             27,626,037
-------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.1%
   500,000 NR        Illinois Health Facility Authority Revenue, United Medical Center,
                       (Call 7/1/03 @ 100), 8.375% due 7/1/12                                   535,550
   486,000 AA-       New York State Dormitory Authority Revenues, Series B, (Call 5/15/05
                       @ 100), 7.500% due 5/15/11                                               588,386

                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING(a)                     SECURITY                          VALUE
------------------------------------------------------------------------------------
Pre-Refunded (e) -- 1.1% (continued)
                      North Carolina Eastern Municipal Power Agency,
                        Power System Revenue, Refunding, (Call 1/1/22 @
                        100), Series A:
$ 1,000,000 AAA          4.500% due 1/1/24                               $   919,960
  1,310,000 AAA          6.000% due 1/1/26                                 1,446,869
  1,095,000 NR        Portland, TX Community Center Sales Tax Gross
                        Revenue, (Call 2/15/04 @ 102), 7.000% due
                        2/15/25                                            1,193,342
  1,490,000 AAA       Weatherford, TX ISD, Capital Appreciation, PSFG,
                        (Call 2/15/10 @ 48.281), zero coupon bond due
                        2/15/21                                              496,498
------------------------------------------------------------------------------------
                                                                           5,180,605
------------------------------------------------------------------------------------
Public Facilities -- 5.6%
  2,250,000 BBB-      Austin, TX Convention Enterprises Inc.,
                        Convention Center, First Tier, Series A, 6.700%
                        due 1/1/32                                         2,279,362
  2,500,000 AAA       Chicago, IL Lakefront Millennium Parking
                        Facilities, MBIA-Insured, zero coupon until
                        7/1/06, 5.750% thereafter due 1/1/29               1,979,375
  2,500,000 A-        Dekalb County, IN Redevelopment, (Mini-Mill Local
                        Public Improvement Project), Series A, 6.500%
                        due 1/15/14                                        2,649,725
  5,000,000 AAA       Grand Rapids & Kent County, MI Joint Building
                        Authority, Capital Appreciation, (Devos Place
                        Project), zero coupon bond due 12/1/29             1,020,050
  1,000,000 AAA       Harris County, Houston TX Sports Authority
                        Revenue, Sr. Lien, Series G, MBIA-Insured,
                        5.250% due 11/15/30                                  966,900
 10,000,000 AAA       Houston, TX Hotel Occupancy Tax & Special
                        Revenue, Capital Appreciation, Convention,
                        Series B, AMBAC-Insured, zero coupon bond due
                        9/1/33                                             1,595,200
  3,685,000 AA        Indianapolis, IN Local Public Improvement Bond
                        Bank, Series D, 6.750% due 2/1/14                  4,242,872
  2,000,000 AAA       Louisiana Local Government Environment
                        Facilities, Community Development Authority
                        Revenue, Parking Facilities Corp., (Garage
                        Project), Series A, AMBAC-Insured, 5.375% due
                        10/1/31                                            1,978,100
  2,000,000 NR        Midlothian, TX Development Authority, Tax
                        Increment Contract Revenue, 6.700% due 11/15/23    1,884,760
  1,250,000 NR        Port Authority, NY & NJ Special Obligation
                        Revenue, (5th Installment Special Project),
                        Series 4, 6.750% due 10/1/19 (c)                   1,281,600
  2,500,000 AAA       Summit County, CO Sports Facilities Refunding
                        Revenue, (Keystone Resorts Management Inc.
                        Project), Ralston Purina Co. Guaranteed, 7.750%
                        due 9/1/06                                         2,891,950
  3,960,000 AA-       Tulsa, OK Public Facilities Authority, Lease
                        Payment Revenue, Refunding, Assembly Center,
                        6.600% due 7/1/14                                  4,537,328
------------------------------------------------------------------------------------
                                                                          27,307,222
------------------------------------------------------------------------------------
Tax Allocation -- 0.8%
  2,000,000 NR        Midlothian, TX Development Authority, Tax
                        Increment Contract Revenue, 7.875% due 11/15/26    2,097,160
  1,000,000 BBB-      Providence, RI Special Obligation, Tax Increment,
                        Series D, 6.650% due 6/1/16                        1,040,780
  2,000,000 AAA       San Francisco, CA Redevelopment Financing
                        Authority, Tax Allocation, Capital
                        Appreciation, (City & County Redevelopment
                        Project), Series D, MBIA-Insured, zero coupon
                        bond due 8/1/24                                      556,760
------------------------------------------------------------------------------------
                                                                           3,694,700
------------------------------------------------------------------------------------
Tobacco -- 6.9%
  2,415,000 Aa1*      Alabama 21st Century Authority Tobacco Settlement
                        Revenue, 5.750% due 12/1/17                        2,395,125
  2,000,000 A+++      Chautauqua, NY Tobacco, Asset Securitization
                        Corp., 6.750% due 7/1/40                           2,151,700
                      District of Columbia, Tobacco Settlement
                        Financing Corp., Asset-Backed Bonds:
  3,585,000 A1*         6.500% due 5/15/33                                 3,799,132
  3,000,000 A           6.750% due 5/15/40                                 3,156,900
  2,750,000 A1*       New York Counties, Tobacco Trust II, Tobacco
                        Settlement Pass-Through Bonds, 5.750% due 6/1/43   2,766,582

                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING(a)                     SECURITY                          VALUE
------------------------------------------------------------------------------------
Tobacco -- 6.9% (continued)
$ 5,000,000 A1*       Tobacco Settlement Authority, IA Tobacco
                        Settlement Revenue, Asset-Backed Bonds, Series
                        B, 5.600% due 6/1/35                             $ 4,459,750
  5,000,000 NR        Tobacco Settlement Financing Corp., LA Revenue,
                        RITES, Series PA 947, 9.433% due 5/15/31           4,460,300
                      Tobacco Settlement Revenue Management Authority,
                        SC Tobacco Settlement Revenue:
  1,650,000 AA-         RITES, Series PA 962, 10.585% due 5/15/28          1,707,519
                        Series B:
  5,065,000 A1*          6.375% due 5/15/28                                5,153,283
  3,740,000 A1*          6.375% due 5/15/30                                3,806,198
------------------------------------------------------------------------------------
                                                                          33,856,489
------------------------------------------------------------------------------------
Transportation -- 10.2%
  3,000,000 BB        Alliance Airport Authority Inc., Texas Special
                        Facilities Revenue, (American Airlines Inc.
                        Project), 7.500% due 12/1/29 (c)                   2,875,170
  3,000,000 AAA       Chicago, IL Skyway Toll Bridge Revenue,
                        AMBAC-Insured, 5.500% due 1/1/31                   3,027,840
  1,000,000 AAA       Chicago, IL Special Transportation Revenue,
                        AMBAC-Insured, 5.250% due 1/1/31                     969,630
  2,010,000 NR        Connecticut Development Authority, Airport
                        Facilities Revenue, (Signature Flight Co.
                        Project), Guaranty Agreement, Series A, 6.625%
                        due 12/1/14 (c)                                    2,017,738
                      Connector 2000 Association Inc., Toll Road
                        Revenue, Capital Appreciation, Series B,
                        Sr. Bonds:
 20,000,000 BBB-         Zero coupon bond due 1/1/37                       1,109,000
 19,000,000 BBB-         Zero coupon bond due 1/1/38                         969,380
  3,500,000 BB        Dallas-Fort Worth, TX International Airport
                        Revenue, Facility Improvement Corp. Revenue,
                        American Airlines Inc., 6.375% due 5/1/35 (c)      2,835,070
  3,335,000 AAA       Delaware River Port Authority PA & NJ, R-B
                        RITE-PA 964, 9.361% due 1/1/15                     3,715,724
  1,000,000 AAA       Delaware Valley, PA Regional Finance Authority,
                        Local Government Revenue, Series A,
                        AMBAC-Insured, 5.500% due 8/1/28                   1,035,370
  3,130,000 A         Denver, CO City & County Airport Revenue, Series
                        B, 7.250% due 11/15/07 (c)                         3,244,026
  2,000,000 NR        Kenton County, KY Airport Board, Special
                        Facilities Revenue, (Mesaba Aviation Inc.
                        Project), Series A, 6.700% due 7/1/29 (c)          1,738,640
  4,330,000 AAA       Massachusetts State Turnpike Authority, Highway
                        System Revenue, Series A, Capital Appreciation,
                        Sr. Bonds, MBIA-Insured, zero coupon bond due
                        1/1/28                                             1,047,297
                      New Hampshire State Turnpike Systems Revenue,
                        Refunding, FGIC-Insured:
  2,500,000 AAA         Series A, 6.750% due 11/1/11                       2,812,025
  1,000,000 AAA         Series C, RIBS, 11.984% due 11/1/17 (d)            1,211,230
                      New Jersey State Transportation Trust Fund
                        Authority, MBIA-Insured:
  2,500,000 AAA         RITE-PA 958R, 10.090% due 12/15/09                 2,912,150
  1,000,000 AAA         RITES-PA 958R-B, 10.090% due 12/15/09              1,172,900
                      Northwest Parkway, Public Highway Authority, CO
                        Revenue, Capital Appreciation:
                        Sr. Bonds:
  1,000,000 AAA          Series A, FSA-Insured, 5.250% due 6/15/41           981,970
 10,000,000 AAA          Series B, AMBAC-Insured, zero coupon bond due
                           6/15/31                                         1,718,300
  2,000,000 AAA         Sr. Convertible Bonds, Series C, zero coupon
                         bond due 6/15/25                                  1,177,560
  1,500,000 A3*       Pennsylvania Economic Development Financing
                        Authority, Exempt Facilities Revenue, (Amtrak
                        Project), Series A, 6.375% due 11/1/41 (c)         1,485,990
                      Pocahontas Parkway Association, VA Toll Road
                        Revenue, Capital Appreciation, Sr. Bonds,
                        Series B:
 25,000,000 BBB-         Zero coupon bond due 8/15/34                      1,447,000
 35,000,000 BBB-         Zero coupon bond due 8/15/35                      1,855,000
  2,865,000 A3*       Port Longview, WA Revenue Refunding, Series A,
                        6.250% due 12/1/18 (c)                             2,995,787
  1,045,000 AAA       Regional Transit Authority, IL, Series C,
                        FGIC-Insured, 7.750% due 6/1/20                    1,320,149

                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                   MARCH 31, 2002


   FACE
  AMOUNT    RATING(a)                     SECURITY                          VALUE
-------------------------------------------------------------------------------------
Transportation -- 10.2% (continued)
$ 1,000,000 AAA       Route 3 North Transportation Improvement
                        Association, MA Lease Revenue, MBIA-Insured,
                        5.375% due 6/15/29                               $    996,370
  3,895,000 AAA       San Joaquin Hills, CA Transportation Corridor
                        Agency, Toll Road Revenue, Capital
                        Appreciation, Series A, MBIA-Insured, zero
                        coupon bond due 1/15/30                               772,184
  2,000,000 AA-       Triborough Bridge & Tunnel Authority, NY Revenue,
                        (Convention Center Project), Series E, 7.250%
                        due 1/1/10                                          2,268,760
------------------------------------------------------------------------------------
                                                                           49,712,260
------------------------------------------------------------------------------------
Utility -- 3.5%
  4,000,000 BBB+      Clarksville, TN Natural Gas Acquisition Corp.,
                        Series A, 7.500% due 11/1/04                        4,010,800
  1,500,000 A         Georgia Municipal Electric Authority Power
                        Revenue, Series X, 6.500% due 1/1/12                1,666,425
  1,250,000 AAA       Hawaii State Department Budget & Finance,
                        Hawaiian Electric Co., Inc., Series
                        A, MBIA-Insured, 5.650% due 10/1/27 (c)             1,282,962
  2,500,000 NR        Michigan State Strategic Fund, Resource Recovery,
                        Limited Obligation Revenue, Central Wayne
                        Energy Recovery, Series A, 7.000% due 7/1/27
                        (c)(f)                                              1,500,000
  1,000,000 A+        New York State Energy Research & Development,
                        (Con Edison Project), Series A, 7.125% due
                        12/1/29 (c)                                         1,080,730
                      North Carolina Eastern Municipal Power
                        Agency, Power System Revenue, Refunding:
                        Series B:
  1,775,000 BBB          6.000% due 1/1/22                                  1,805,743
  1,700,000 A            ACA-Insured, 5.750% due 1/1/24                     1,658,639
  2,500,000 BBB         Series D, 6.700% due 1/1/19                         2,645,300
    670,000 AAA       Ohio Municipal Electric Generation Agency, Joint
                        Venture 5, Certificates of Beneficial Interest,
                        MBIA-Insured, zero coupon bond due 2/15/29            146,093
  1,235,000 AAA       Piedmont, SC Municipal Power Agency, Electric
                        Revenue Refunding, FGIC-Insured, 6.750% due
                        1/1/20                                              1,469,329
------------------------------------------------------------------------------------
                                                                           17,266,021
------------------------------------------------------------------------------------
Water and Sewer -- 3.5%
  2,400,000 A-        Dauphin County, PA IDA, General Water Works
                        Corp., 6.900% due 6/1/24 (c)                        2,823,672
                      Houston, TX Water & Sewer System Revenue, Capital
                        Appreciation, Series A, FSA-Insured:
  1,775,000 AAA         Zero coupon bond due 12/1/22                          550,214
 25,000,000 AAA         Zero coupon bond due 12/1/28                        5,318,750
  1,550,000 Aaa*      Paris, TX Water & Sewer Revenue, FGIC-Insured,
                        5.375% due 6/15/20                                  1,559,563
  3,400,000 Aa2*      Port of Umatilla, OR Water Revenue, LOC ABN AMRO
                        Bank, 6.650% due 8/1/22 (c)                         3,612,908
  2,750,000 A3*       Trumbull County, OH Sewer Disposal Revenue,
                        (General Motors Corp. Project), 6.750% due
                        7/1/14 (c)                                          3,079,147
------------------------------------------------------------------------------------
                                                                           16,944,254
------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $482,750,238**)                           $488,146,589
------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Duff & Phelps.
(b)Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(d)Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(e)Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)Bond in default.
 +All or a portion of this security has been segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 17 and 18 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



        17 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A       -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB     -- Bonds rated "BBB" currently have a low expectation of credit risk.
           The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM RATINGS (UNAUDITED)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --  Association of Bay Area Governors
ACA    --  American Capital Assurance
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance
           Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction
           Loan Insurance
CONNIE
  LEE  --  College Construction Loan Association
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
EDR    --  Economic Development Revenue
ETM    --  Escrowed To Maturity
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LEVRRS --  Leveraged Reverse Rate Securities
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
           Corporation
MFH    --  Multi-Family Housing
MVRICS --  Municipal Variable Rate Inverse Coupon
           Security
PCR    --  Pollution Control Revenue
PSFG   --  Permanent School Fund Guaranty
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand


        18 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 2002


ASSETS:
   Investments, at value (Cost -- $482,750,238)                         $488,146,589
   Cash                                                                       76,680
   Interest receivable                                                     8,141,057
   Receivable for securities sold                                          1,657,214
   Receivable for Fund shares sold                                           646,123
   Receivable from broker - variation margin                                  84,375
   Other assets                                                                1,388
-------------------------------------------------------------------------------------
   Total Assets                                                          498,753,426
-------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                        5,901,269
   Payable for Fund shares purchased                                         202,869
   Management fee payable                                                    199,786
   Accrued expenses                                                          208,408
-------------------------------------------------------------------------------------
   Total Liabilities                                                       6,512,332
-------------------------------------------------------------------------------------
Total Net Assets                                                        $492,241,094
-------------------------------------------------------------------------------------
NET ASSETS:
   Par value of shares of beneficial interest                           $     37,349
   Capital paid in excess of par value                                   490,631,675
   Undistributed net investment income                                       841,213
   Accumulated net realized loss on security transactions                 (4,631,119)
   Net unrealized appreciation of investments and futures contracts        5,361,976
-------------------------------------------------------------------------------------
Total Net Assets                                                        $492,241,094
-------------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                30,713,436
----------------------------------------------------------------------------------
   Class B                                                                 4,380,191
----------------------------------------------------------------------------------
   Class L                                                                 2,255,290
----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $13.18
----------------------------------------------------------------------------------
   Class B *                                                                  $13.16
----------------------------------------------------------------------------------
   Class L **                                                                 $13.20
----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value per share)          $13.73
----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $13.33
-------------------------------------------------------------------------------------

 *Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
**Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED MARCH 31, 2002


INVESTMENT INCOME:
   Interest                                                                     $ 31,082,832
--------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 3)                                                         2,208,808
   Distribution fees (Note 3)                                                      1,140,901
   Shareholder and system servicing fees                                             112,313
   Registration fees                                                                  50,142
   Shareholder communications                                                         38,796
   Pricing service fees                                                               35,136
   Audit and legal                                                                    29,009
   Custody                                                                            20,130
   Trustees' fees                                                                      2,196
   Other                                                                               9,150
--------------------------------------------------------------------------------------------
   Total Expenses                                                                  3,646,581
--------------------------------------------------------------------------------------------
Net Investment Income                                                             27,436,251
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                                         249,714,229
     Cost of securities sold                                                     246,281,369
--------------------------------------------------------------------------------------------
   Net Realized Gain                                                               3,432,860
--------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation (Note 1)                              (18,769,411)
--------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                    (15,336,551)
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $ 12,099,700
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED MARCH 31,


                                                                         2002          2001
------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $ 27,436,251  $ 24,761,111
   Net realized gain                                                    3,432,860     1,419,658
   Increase (decrease) in net unrealized appreciation                 (18,769,411)   19,682,821
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              12,099,700    45,863,590
------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                              (27,182,743)  (24,761,325)
------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (27,182,743)  (24,761,325)
------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                   134,088,011    63,198,199
   Net asset value of shares issued in connection with the transfer
     of the Shepmeyer Investment Fund's net assets (Note 8)                    --    14,574,435
   Net asset value of shares issued for reinvestment of dividends      13,833,392    12,606,352
   Cost of shares reacquired                                          (99,262,965)  (78,933,294)
------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 48,658,438    11,445,692
------------------------------------------------------------------------------------------------
Increase in Net Assets                                                 33,575,395    32,547,957

NET ASSETS:
   Beginning of year                                                  458,665,699   426,117,742
------------------------------------------------------------------------------------------------
   End of year*                                                      $492,241,094  $458,665,699
------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                       $841,213      $289,785
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $104,611 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended March 31, 2002, interest income increased by $153,551, net realized gain decreased by $6,044 and the change in net unrealized appreciation of investments decreased by $147,507. In addition, the Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $408,575 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


        22 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

3. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended March 31, 2002, the Portfolio paid transfer agent fees of $90,926 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2002, SSB received sales charges of approximately $714,000, $34,000 and $104,000 on sales of the Portfolio's Class A, B and L shares, respectively.

In addition, for the year ended March 31, 2002, CDSCs paid to SSB were approximately:

                                                         Class A Class B Class L
--------------------------------------------------------------------------------
CDSCs                                                    $44,000 $82,000 $8,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2002, total Distribution Plan fees incurred were:

                                                      Class A  Class B  Class L
--------------------------------------------------------------------------------
Distribution Plan Fees                                $618,916 $333,846 $188,139
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


        23 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

4. Investments

During the year ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $291,669,565
--------------------------------------------------------------------------------
Sales                                                                249,714,229
--------------------------------------------------------------------------------

At March 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 16,903,817
Gross unrealized depreciation                                       (11,507,466)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  5,396,351
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Portfolio had the following open futures contracts:

                             # of                 Basis      Market   Unrealized
To Sell                    Contracts Expiration   Value      Value       Loss
--------------------------------------------------------------------------------
U.S. Long Bond                100       6/02    $9,781,250 $9,815,625 $(34,375)
--------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $4,386,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                                             2008      2009
------------------------------------------------------------------------------
Carryforward amounts                                       $709,000 $3,677,000
------------------------------------------------------------------------------


        24 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

7. Shares of Beneficial Interest

At March 31, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2002, total paid-in capital amounted to the following for each class:

                                              Class A      Class B     Class L
--------------------------------------------------------------------------------
Total Paid-in Capital                       $399,615,659 $59,672,370 $31,380,995
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended                 Year Ended
                                    March 31, 2002             March 31, 2001
                               ------------------------   ------------------------
                                 Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                     7,397,473   $100,647,845   3,424,501  $ 45,430,391
Net asset value of shares
 issued in connection with
 the transfer of the
 Shepmeyer Investment Fund's
 net assets (Note 8)                   --             --   1,128,052    14,574,435
Shares issued on reinvestment     870,290     11,755,749     817,028    10,730,156
Shares reacquired              (6,196,223)   (84,039,267) (4,850,974)  (63,743,679)
-----------------------------------------------------------------------------------
Net Increase                    2,071,540   $ 28,364,327     518,607  $  6,991,303
-----------------------------------------------------------------------------------
Class B
Shares sold                     1,635,029   $ 22,175,321     901,233  $ 11,909,562
Shares issued on reinvestment      94,342      1,272,902      89,887     1,180,221
Shares reacquired                (779,115)   (10,558,551)   (876,457)  (11,490,773)
-----------------------------------------------------------------------------------
Net Increase                      950,256   $ 12,889,672     114,663  $  1,599,010
-----------------------------------------------------------------------------------
Class L
Shares sold                       826,108   $ 11,264,845     440,972  $  5,858,246
Shares issued on reinvestment      59,495        804,741      52,885       695,975
Shares reacquired                (343,884)    (4,665,147)   (281,242)   (3,698,842)
-----------------------------------------------------------------------------------
Net Increase                      541,719   $  7,404,439     212,615  $  2,855,379
-----------------------------------------------------------------------------------

8. Transfer of Net Assets

On April 19, 2000, the Portfolio acquired the assets and certain liabilities of the Shepmeyer Investment Fund ("Shepmeyer Fund"), pursuant to a plan of reorganization approved by Shepmeyer Fund shareholders on April 12, 2000. Total shares issued by the Portfolio and the total net assets of the Shepmeyer Fund and the Portfolio on the date of transfer were as follows:

                       Shares Issued   Total Net Assets of the Total Net Assets
Acquired Fund         by the Portfolio     Shepmeyer Fund      of the Portfolio
-------------------------------------------------------------------------------
Shepmeyer Fund           1,128,052           $14,574,435         $419,087,388
-------------------------------------------------------------------------------

The total net assets of the Shepmeyer Fund before acquisition included unrealized depreciation of $79,718 and accumulated net realized loss of $68,440. Total net assets of the Portfolio immediately after the transfer were $433,661,823. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


        25 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                                2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)/   1998
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $13.58    $12.94    $13.97     $14.16    $13.60
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                       0.77      0.76      0.74       0.74      0.79
 Net realized and unrealized gain (loss)/(2)/    (0.41)     0.64     (1.03)      0.03      0.73
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.36      1.40     (0.29)      0.77      1.52
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                           (0.76)    (0.76)    (0.73)     (0.75)    (0.80)
 Net realized gains                                 --        --     (0.01)     (0.21)    (0.16)
------------------------------------------------------------------------------------------------
Total Distributions                              (0.76)    (0.76)    (0.74)     (0.96)    (0.96)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $13.18    $13.58    $12.94     $13.97    $14.16
------------------------------------------------------------------------------------------------
Total Return                                      2.67%    11.16%    (2.03)%     5.50%    11.47%
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $404,803  $388,838  $363,812   $404,498  $370,891
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                         0.66%     0.68%     0.68%      0.66%     0.66%
 Net investment income/(2)/                       5.67      5.75      5.59       5.21      5.61
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             52%       52%       68%        61%       87%
------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.64%. Per share, ratios and supplemental data for the period prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


        26 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                                2002/(1)/ 2001/(1)/ 2000/(1)/  1999/(1)/   1998
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $13.57     $12.93    $13.96     $14.16   $13.61
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                      0.70       0.69      0.67       0.67     0.70
 Net realized and unrealized gain (loss)/(2)/   (0.41)      0.64     (1.03)      0.02     0.74
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.29       1.33     (0.36)      0.69     1.44
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.70)     (0.69)    (0.66)     (0.68)   (0.73)
 Net realized gains                                --         --     (0.01)     (0.21)   (0.16)
-----------------------------------------------------------------------------------------------
Total Distributions                             (0.70)     (0.69)    (0.67)     (0.89)   (0.89)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.16     $13.57    $12.93     $13.96   $14.16
-----------------------------------------------------------------------------------------------
Total Return                                     2.13%     10.64%    (2.56)%     4.92%   10.80%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $57,661    $46,534   $42,872    $36,451  $20,313
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.17%      1.18%     1.18%      1.16%    1.29%
 Net investment income/(2)/                      5.17       5.26      5.11       4.71     4.95
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            52%        52%       68%        61%      87%
-----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Without the adoption of the change in the accounting method discussed in
   Note 1, for the year ended March 31, 2002, those amounts would have been $0.69, $0.40 and 5.14% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.



        27 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/   1998
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $13.59    $12.95    $13.97      $14.16     $13.59
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                      0.70      0.68      0.66        0.65       0.69
 Net realized and unrealized gain (loss)/(3)/   (0.41)     0.64     (1.02)       0.02       0.74
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              0.29      1.32     (0.36)       0.67       1.43
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                          (0.68)    (0.68)    (0.65)      (0.65)     (0.70)
 Net realized gains                                --        --     (0.01)      (0.21)     (0.16)
-------------------------------------------------------------------------------------------------
Total Distributions                             (0.68)    (0.68)    (0.66)      (0.86)     (0.86)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.20    $13.59    $12.95      $13.97     $14.16
-------------------------------------------------------------------------------------------------
Total Return                                     2.13%    10.46%    (2.57)%      4.79%     10.71%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $29,777   $23,294   $19,434     $18,528    $15,926
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                        1.23%     1.25%     1.26%       1.24%      1.35%
 Net investment income/(3)/                      5.11      5.19      5.03        4.63       4.91
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            52%       52%       68%         61%        87%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1, for the year ended March 31, 2002, those amounts would have been $0.69, $0.40 and 5.08% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.


        28 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP
New York, New York
May 15, 2002


        29 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Trustees and Officers

The business and affairs of the Smith Barney Muni Funds ("Trust") -- National Portfolio ("Portfolio") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio, a series of the Trust is set forth below. The Statement of Additional Information includes additional information about trustees and is available, without charge, upon request by calling the Trust's transfer agent (Travelers Bank & Trust, fsb. at 1-800-451-2010).

                                                                                          Number of
                                                                                          Investment
                                                                                         Companies in
                                               Term of Office*        Principal          Fund Complex      Other
                              Position(s) Held  and Length of    Occupation(s) During    Overseen by   Directorships
Name, Address and Age            with Fund       Time Served       Past Five Years         Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:
Lee Abraham                       Trustee           Since      Retired; Former Chairman       9       Signet Group PLC
13732 LeHavre Dr.                                   1999       and CEO of Associated
Frenchman's Creek                                              Merchandising Corp.,
Palm Beach Gardens, FL 33410                                   a major retail
Age 74                                                         merchandising
                                                               organization; Former
                                                               Trustee of Galey & Lord,
                                                               Liz Claiborne, R.G. Barry
                                                               Corporation and
                                                               eNote.Com Inc.

Allan J. Bloostein                Trustee           Since      President of Allan             16      Taubman
27 West 67th Street, Apt. 5FW                       1999       Bloostein Associates, a                Centers Inc.
New York, NY 10023                                             consulting firm;
Age 72                                                         Former Director of
                                                               CVS Corporation

Jane F. Dasher                    Trustee           Since      Controller of PBK              9             None
Korsant Partners                                    1999       Holdings Inc., a family
283 Greenwich Avenue                                           investment company
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                   Trustee           Since      Retired                        9             None
3668 Freshwater Drive                               1985
Jupiter, FL 33477
Age 79

Richard E. Hanson, Jr.            Trustee           Since      Retired; Former Head of        9             None
2751 Vermont Route 140                              1999       the New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age 60

Dr. Paul Hardin                   Trustee           Since      Professor of Law &             15            None
12083 Morehead                                      1994       Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                     the University of North
Age 70                                                         Carolina

Roderick C. Rasmussen             Trustee           Since      Investment Counselor           9             None
9 Cadence Court                                     1985
Morristown, NJ 07960
Age 75

John P. Toolan                    Trustee           Since      Retired                        9       Trustee John
7202 Southeast Golf Ridge Way                       1985                                              Hancock Funds
Hobe Sound, FL 33455
Age 71

--------
* Trustees are elected until the Trust's next annual meeting and until their successors are elected and qualified.


        30 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                                                                           Number of
                                                                                           Investment
                                                                                          Companies in
                                                Term of Office         Principal          Fund Complex      Other
                            Position(s) Held    and Length of     Occupation(s) During    Overseen by   Directorships
Name, Address and Age          with Fund         Time Served        Past Five Years         Trustee    Held by Trustee
----------------------------------------------------------------------------------------------------------------------
Interested Trustee:
Heath B. McLendon         Trustee/Chairman          Since      Managing Director of           74            None
Salomon Smith Barney Inc.                           1995       Salomon Smith Barney Inc.
125 Broad Street                                               ("SSB"); President and
9th Floor                                                      Director of Smith Barney
New York, NY 10004                                             Fund Management LLC
Age 68                                                         ("SBFM") and Travelers
                                                               Investment Adviser, Inc.
                                                               ("TIA"); Director of The
                                                               Travelers Investment
                                                               Management Company

Officers:
Lewis E. Daidone          Senior Vice President     Since      Managing Director of           N/A           N/A
Salomon Smith Barney Inc. and Treasurer             1990       SSB; Chief Financial
125 Broad Street                                               Officer of the Smith
11th Floor                                                     Barney Mutual Funds;
New York, NY 10004                                             Director and Senior Vice
Age 44                                                         President of SBFM and
                                                               TIA

Peter M. Coffey           Vice President and        Since      Managing Director of           N/A           N/A
Salomon Smith Barney Inc. Investment Officer        1999       SSB; Investment Officer of
333 West 34th Street                                           SBFM
New York, NY 10001
Age 57

Christina T. Sydor        Secretary                 Since      Managing Director of           N/A           N/A
Salomon Smith Barney Inc.                           1987       SSB; General Counsel and
300 First Stamford Place                                       Secretary of SBFM and
Stamford, CT 06902                                             TIA
Age 50


        31 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)



    For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2002:

        . 100.00% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.


        32 Smith Barney Muni Funds | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



            TRUSTEES                      INVESTMENT MANAGER
            Lee Abraham                   Smith Barney Fund
            Allan J. Bloostein              Management LLC
            Jane F. Dasher
            Donald R. Foley               DISTRIBUTOR
            Richard E. Hanson, Jr.        Salomon Smith Barney Inc.
            Paul Hardin
            Heath B. McLendon, Chairman   CUSTODIAN
            Roderick C. Rasmussen         State Street Bank and
            John P. Toolan                  Trust Company
            Joseph H. Fleiss, Emeritus
                                          TRANSFER AGENT
            OFFICERS                      Travelers Bank & Trust, fsb.
            Heath B. McLendon             125 Broad Street, 11th Floor
            President and                 New York, New York 10004
            Chief Executive Officer
                                          SUB-TRANSFER AGENT
            Lewis E. Daidone              PFPC Global Fund Services
            Senior Vice President         P.O. Box 9699
            and Treasurer                 Providence, Rhode Island
                                          02940-9699
            Peter M. Coffey
            Vice President and
            Investment Officer

            Christina T. Sydor
            Secretary

   Smith Barney Muni Funds




 This report is submitted for the general information of the shareholders of Smith Barney Muni Funds --National Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MUNI FUNDS
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



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